UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3010

Fidelity Advisor Series VII
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2010

Item 1. Reports to Stockholders

Fidelity Advisor
Focus Funds®
Class A, Class T, Class B and Class C

Fidelity® Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

Annual Report

July 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Note to shareholders	<Click Here>	An explanation of the changes to the fund.
Fidelity Advisor Biotechnology Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Communications Equipment Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Consumer Discretionary Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Electronics Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Energy Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Financial Services Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Health Care Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Industrials Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Technology Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Utilities Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders:

In January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Advisor Focus Funds. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Fidelity Advisor Biotechnology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-9.42%	-0.15%	-4.02%
Class T (incl. 3.50% sales charge)	-7.49%	0.06%	-4.03%
Class B (incl. contingent deferred sales charge) B	-9.40%	-0.11%	-3.96%
Class C (incl. contingent deferred sales charge) C	-5.44%	0.27%	-4.15%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -3.89%, -4.13%, -4.64% and -4.48%, respectively (excluding sales charges), trailing the S&P 500® but roughly in line with the -4.50% mark of the MSCI® U.S. IM Biotechnology 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, stock selection in the biotechnology category, where roughly 93% of the fund's net assets were positioned at period end, aided relative performance. At the stock level, underweighting two major benchmark components that performed poorly, Gilead Sciences and Amgen, bolstered the fund's relative performance, although they curbed its absolute return by a considerable margin. Alexion Pharmaceuticals also had a positive impact on relative performance, as did Acorda Therapeutics and a small out-of-index position in Delcath Systems, which makes equipment that facilitates delivering high doses of cancer drugs directly to the liver with minimal side effects. Given the stock's sizable advance, I sold Delcath Systems to nail down profits. Conversely, our out-of-index exposure to the pharmaceuticals group, which represented a little more than 6% of net assets at period end, detracted from performance. The largest relative detractor was primarily a story from the first six months: an unrewarding out-of-index stake in Antigenics. The stock lost more than half of its value in October, after the company was denied marketing approval for its kidney cancer drug, Oncophage. Auxilium Pharmaceuticals slumped due to a slow product launch, as well as investor concern about the limited size of the market for XIAFLEX, the company's drug for an uncommon hand deformity called Dupuytren's contracture. Underweighting major index constituent Genzyme held back performance, given the stock's strong showing, and a large underweighting in Celgene, a sizable index component that modestly outperformed the MSCI index, also detracted.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: During the past year, the fund's Institutional Class shares returned -3.51%, trailing the S&P 500® but ahead of the -4.50% mark of the MSCI® U.S. IM Biotechnology 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, stock selection in the biotechnology category, where roughly 93% of the fund's net assets were positioned at period end, aided relative performance. At the stock level, underweighting two major benchmark components that performed poorly, Gilead Sciences and Amgen, bolstered the fund's relative performance, although they curbed its absolute return by a considerable margin. Alexion Pharmaceuticals also had a positive impact on relative performance, as did Acorda Therapeutics and a small out-of-index position in Delcath Systems, which makes equipment that facilitates delivering high doses of cancer drugs directly to the liver with minimal side effects. Given the stock's sizable advance, I sold Delcath Systems to nail down profits. Conversely, our out-of-index exposure to the pharmaceuticals group, which represented a little more than 6% of net assets at period end, detracted from performance. The largest relative detractor was primarily a story from the first six months: an unrewarding out-of-index stake in Antigenics. The stock lost more than half of its value in October, after the company was denied marketing approval for its kidney cancer drug, Oncophage. Auxilium Pharmaceuticals slumped due to a slow product launch, as well as investor concern about the limited size of the market for XIAFLEX, the company's drug for an uncommon hand deformity called Dupuytren's contracture. Underweighting major index constituent Genzyme held back performance, given the stock's strong showing, and a large underweighting in Celgene, a sizable index component that modestly outperformed the MSCI index, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.38%
Actual		$ 1,000.00	$ 959.70	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 6.90
Class T	1.65%
Actual		$ 1,000.00	$ 958.70	$ 8.01
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.13%
Actual		$ 1,000.00	$ 955.10	$ 10.33
HypotheticalA		$ 1,000.00	$ 1,014.23	$ 10.64
Class C	2.13%
Actual		$ 1,000.00	$ 956.70	$ 10.33
HypotheticalA		$ 1,000.00	$ 1,014.23	$ 10.64
Institutional Class	1.04%
Actual		$ 1,000.00	$ 960.80	$ 5.06
HypotheticalA		$ 1,000.00	$ 1,019.64	$ 5.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio/Sector

Fidelity Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	14.3	20.9
Gilead Sciences, Inc.	10.6	6.8
Alexion Pharmaceuticals, Inc.	6.9	6.0
Genzyme Corp.	6.3	4.2
Acorda Therapeutics, Inc.	4.9	4.3
United Therapeutics Corp.	3.7	4.3
Vertex Pharmaceuticals, Inc.	3.4	4.4
Celgene Corp.	2.8	2.5
Dendreon Corp.	2.7	3.2
Human Genome Sciences, Inc.	2.6	2.8
	58.2
Top Industries (% of fund's net assets)
As of July 31, 2010
Biotechnology	92.8%
Pharmaceuticals	6.2%
Health Care Equipment & Supplies	0.1%
All Others*	0.9%

As of January 31, 2010
Biotechnology	93.1%
Pharmaceuticals	6.7%
Health Care Equipment & Supplies	0.5%
All Others †	(0.3)%

* Includes short-term investments and net other assets. † Short-term investments and net other assets are not included in the pie chart.

Annual Report

Fidelity Advisor Biotechnology Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
BIOTECHNOLOGY - 92.8%
Biotechnology - 92.8%
Acadia Pharmaceuticals, Inc. (a)	9,074	$ 11,070
Acorda Therapeutics, Inc. (a)	80,016	2,587,717
Affymax, Inc. (a)	4,506	28,974
Alexion Pharmaceuticals, Inc. (a)	66,408	3,609,939
Alkermes, Inc. (a)	37,161	479,377
Allos Therapeutics, Inc. (a)(d)	118,231	569,873
Alnylam Pharmaceuticals, Inc. (a)(d)	13,498	207,194
AMAG Pharmaceuticals, Inc. (a)(d)	12,800	402,944
Amgen, Inc. (a)	137,989	7,524,539
Amylin Pharmaceuticals, Inc. (a)(d)	37,784	714,873
Antigenics, Inc. (a)(d)	21,100	17,939
Antigenics, Inc. warrants 1/9/18 (a)(e)	452,000	307,198
Arena Pharmaceuticals, Inc. (a)(d)	57,520	457,284
ArQule, Inc. (a)	14,866	63,478
AVEO Pharmaceuticals, Inc.	2,400	18,576
Biogen Idec, Inc. (a)	22,826	1,275,517
BioMarin Pharmaceutical, Inc. (a)	60,073	1,312,595
Celera Corp. (a)	5,000	33,450
Celgene Corp. (a)	26,715	1,473,332
Cephalon, Inc. (a)	21,294	1,208,435
Cepheid, Inc. (a)	23,700	392,235
Clinical Data, Inc. (a)(d)	32,584	454,221
Cubist Pharmaceuticals, Inc. (a)	992	21,407
Dendreon Corp. (a)(d)	43,283	1,424,444
Dynavax Technologies Corp. (a)	25,600	56,576
Enzon Pharmaceuticals, Inc. (a)(d)	3,900	42,666
Exelixis, Inc. (a)	19,332	60,316
Genomic Health, Inc. (a)	1,000	12,890
Genzyme Corp. (a)	47,632	3,313,282
Gilead Sciences, Inc. (a)	166,402	5,544,515
Halozyme Therapeutics, Inc. (a)	46,500	333,405
Human Genome Sciences, Inc. (a)	53,508	1,387,998
Idenix Pharmaceuticals, Inc. (a)(d)	63,666	325,333
ImmunoGen, Inc. (a)	5,300	49,979
Incyte Corp. (a)	57,795	752,491
Inhibitex, Inc. (a)	38,500	72,765
InterMune, Inc. (a)	28,817	281,254
Isis Pharmaceuticals, Inc. (a)	34,800	344,172
Lexicon Pharmaceuticals, Inc. (a)	680,273	1,027,212
Ligand Pharmaceuticals, Inc. Class B (a)	11,400	18,810
MannKind Corp. (a)(d)	32,300	223,193
Martek Biosciences (a)(d)	13,900	287,591
Micromet, Inc. (a)(d)	15,500	106,175
Momenta Pharmaceuticals, Inc. (a)	24,829	529,851

	Shares	Value
Myrexis, Inc. (a)	302	$ 1,157
Myriad Genetics, Inc. (a)	3,424	49,682
Neurocrine Biosciences, Inc. (a)	47,581	270,260
NPS Pharmaceuticals, Inc. (a)	77,300	534,916
ONYX Pharmaceuticals, Inc. (a)	26,948	700,648
OREXIGEN Therapeutics, Inc. (a)(d)	27,000	140,400
PDL BioPharma, Inc.	164,088	1,020,627
Pharmasset, Inc. (a)	21,242	573,746
Progenics Pharmaceuticals, Inc. (a)	2,900	13,340
Regeneron Pharmaceuticals, Inc. (a)	9,849	238,247
Rigel Pharmaceuticals, Inc. (a)	31,077	251,724
Sangamo Biosciences, Inc. (a)(d)	3,098	11,679
Savient Pharmaceuticals, Inc. (a)(d)	28,255	387,094
Seattle Genetics, Inc. (a)	35,421	431,428
SIGA Technologies, Inc. (a)(d)	51,212	429,157
Theratechnologies, Inc. (a)	3,600	16,880
Theravance, Inc. (a)(d)	31,372	464,619
United Therapeutics Corp. (a)	39,798	1,945,724
Vertex Pharmaceuticals, Inc. (a)	53,404	1,797,579
ZIOPHARM Oncology, Inc. (a)	23,700	88,638
Zymogenetics, Inc. (a)	2,895	11,841
		48,746,471
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Equipment - 0.0%
Alsius Corp.	14,200	0
Aradigm Corp. (a)	21,800	2,398
		2,398
Health Care Supplies - 0.1%
Alimera Sciences, Inc. (a)	7,200	52,488
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		54,886
PHARMACEUTICALS - 6.2%
Pharmaceuticals - 6.2%
Adolor Corp. (a)	196,299	217,892
Akorn, Inc. (a)	17,279	62,896
Alexza Pharmaceuticals, Inc. (a)	5,981	16,567
Ardea Biosciences, Inc. (a)	3,300	65,835
Auxilium Pharmaceuticals, Inc. (a)(d)	52,758	1,190,220
AVANIR Pharmaceuticals Class A (a)	33,900	108,480
Biodel, Inc. (a)(d)	62,269	242,849
Cadence Pharmaceuticals, Inc. (a)(d)	12,500	95,750
Elan Corp. PLC sponsored ADR (a)	85,350	407,120
Inspire Pharmaceuticals, Inc. (a)	5,570	28,129
Jazz Pharmaceuticals, Inc. (a)	2,435	21,185
Optimer Pharmaceuticals, Inc. (a)	38,988	354,011
ViroPharma, Inc. (a)	31,988	421,282
XenoPort, Inc. (a)	6,700	41,138
		3,273,354
TOTAL COMMON STOCKS (Cost $48,215,385)		52,074,711
Money Market Funds - 8.0%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	1,322,129	$ 1,322,129
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	2,907,100	2,907,100
TOTAL MONEY MARKET FUNDS (Cost $4,229,229)		4,229,229
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $52,444,614)	56,303,940
NET OTHER ASSETS (LIABILITIES) - (7.1)%	(3,741,183)
NET ASSETS - 100%	$ 52,562,757
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $307,198 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. warrants 1/9/18	1/9/08	$ 563,722
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 866
Fidelity Securities Lending Cash Central Fund	40,061
Total	$ 40,927
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 52,074,711	$ 51,767,513	$ 307,198	$ -
Money Market Funds	4,229,229	4,229,229	-	-
Total Investments in Securities:	$ 56,303,940	$ 55,996,742	$ 307,198	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	(852)
Amortization/Accretion	-
Transfers in to Level 3	852
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $3,491,594 all of which will expire on July 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending July 31, 2011 approximately $2,681,229 of losses recognized during the period November 1, 2009 to July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Fidelity Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $2,896,028) - See accompanying schedule: Unaffiliated issuers (cost $48,215,385)	$ 52,074,711
Fidelity Central Funds (cost $4,229,229)	4,229,229
Total Investments (cost $52,444,614)		$ 56,303,940
Receivable for investments sold		121,912
Receivable for fund shares sold		49,251
Distributions receivable from Fidelity Central Funds		4,508
Other receivables		2,388
Total assets		56,481,999

Liabilities
Payable for investments purchased	$ 837,491
Payable for fund shares redeemed	70,452
Accrued management fee	24,047
Distribution fees payable	23,065
Other affiliated payables	14,906
Other payables and accrued expenses	42,181
Collateral on securities loaned, at value	2,907,100
Total liabilities		3,919,242

Net Assets		$ 52,562,757
Net Assets consist of:
Paid in capital		$ 56,361,699
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,658,268)
Net unrealized appreciation (depreciation) on investments		3,859,326
Net Assets		$ 52,562,757

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,153,723 ÷ 3,022,290 shares)	$ 6.67

Maximum offering price per share (100/94.25 of $6.67)	$ 7.08
Class T: Net Asset Value and redemption price per share ($11,683,699 ÷ 1,798,463 shares)	$ 6.50

Maximum offering price per share (100/96.50 of $6.50)	$ 6.74
Class B: Net Asset Value and offering price per share ($6,297,032 ÷ 1,019,976 shares)A	$ 6.17

Class C: Net Asset Value and offering price per share ($11,420,585 ÷ 1,849,384 shares)A	$ 6.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,007,718 ÷ 437,894 shares)	$ 6.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 5,994
Special dividends		75,315
Interest		3,417
Income from Fidelity Central Funds (including $40,061 from security lending)		40,927
Total income		125,653

Expenses
Management fee	$ 301,275
Transfer agent fees	180,221
Distribution fees	300,604
Accounting and security lending fees	21,652
Custodian fees and expenses	19,954
Independent trustees' compensation	314
Registration fees	51,116
Audit	43,078
Legal	308
Miscellaneous	853
Total expenses before reductions	919,375
Expense reductions	(9,673)	909,702
Net investment income (loss)		(784,049)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,345,145)
Foreign currency transactions	(345)
Total net realized gain (loss)		(2,345,490)
Change in net unrealized appreciation (depreciation) on investment securities		88,127
Net gain (loss)		(2,257,363)
Net increase (decrease) in net assets resulting from operations		$ (3,041,412)

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (784,049)	$ (837,247)
Net realized gain (loss)	(2,345,490)	(282,180)
Change in net unrealized appreciation (depreciation)	88,127	(7,383,033)
Net increase (decrease) in net assets resulting from operations	(3,041,412)	(8,502,460)
Share transactions - net increase (decrease)	684,738	4,533,971
Redemption fees	1,690	29,559
Total increase (decrease) in net assets	(2,354,984)	(3,938,930)

Net Assets
Beginning of period	54,917,741	58,856,671
End of period (including undistributed net investment income of $0 and undistributed net investment income of $95, respectively)	$ 52,562,757	$ 54,917,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.94	$ 7.81	$ 7.23	$ 6.81	$ 6.80
Income from Investment Operations
Net investment income (loss) C	(.08) F	(.08)	(.09) G	(.09)	(.09)
Net realized and unrealized gain (loss)	(.19)	(.79)	1.20	.51	.10
Total from investment operations	(.27)	(.87)	1.11	.42	.01
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 6.67	$ 6.94	$ 7.81	$ 7.23	$ 6.81
Total Return A, B	(3.89)%	(11.14)%	15.95%	6.17%	.15%
Ratios to Average Net Assets D, H
Expenses before reductions	1.39%	1.40%	1.37%	1.42%	1.48%
Expenses net of fee waivers, if any	1.39%	1.40%	1.37%	1.40%	1.40%
Expenses net of all reductions	1.38%	1.40%	1.37%	1.40%	1.37%
Net investment income (loss)	(1.15)% F	(1.27)%	(1.24)% G	(1.25)%	(1.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,154	$ 19,858	$ 18,249	$ 13,081	$ 12,539
Portfolio turnover rate E	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.78	$ 7.65	$ 7.11	$ 6.71	$ 6.72
Income from Investment Operations
Net investment income (loss) C	(.09) F	(.09)	(.11) G	(.11)	(.11)
Net realized and unrealized gain (loss)	(.19)	(.78)	1.18	.51	.10
Total from investment operations	(.28)	(.87)	1.07	.40	(.01)
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 6.50	$ 6.78	$ 7.65	$ 7.11	$ 6.71
Total Return A, B	(4.13)%	(11.37)%	15.64%	5.96%	(.15)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.69%	1.71%	1.69%	1.75%	1.79%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.65%	1.65%	1.62%
Net investment income (loss)	(1.41)% F	(1.52)%	(1.53)% G	(1.49)%	(1.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,684	$ 13,356	$ 15,123	$ 13,008	$ 13,808
Portfolio turnover rate E	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.55)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.47	$ 7.34	$ 6.88	$ 6.52	$ 6.56
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.12)	(.14) G	(.14)	(.14)
Net realized and unrealized gain (loss)	(.18)	(.75)	1.13	.50	.10
Total from investment operations	(.30)	(.87)	.99	.36	(.04)
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 6.17	$ 6.47	$ 7.34	$ 6.88	$ 6.52
Total Return A, B	(4.64)%	(11.85)%	14.96%	5.52%	(.61)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.14%	2.15%	2.12%	2.17%	2.23%
Expenses net of fee waivers, if any	2.14%	2.15%	2.12%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.15%	2.12%	2.15%	2.12%
Net investment income (loss)	(1.90)% F	(2.02)%	(2.00)% G	(1.99)%	(2.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,297	$ 7,377	$ 11,044	$ 12,656	$ 14,938
Portfolio turnover rate E	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.47	$ 7.34	$ 6.88	$ 6.52	$ 6.57
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.12)	(.13) G	(.14)	(.14)
Net realized and unrealized gain (loss)	(.17)	(.75)	1.12	.50	.09
Total from investment operations	(.29)	(.87)	.99	.36	(.05)
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 6.18	$ 6.47	$ 7.34	$ 6.88	$ 6.52
Total Return A, B	(4.48)%	(11.85)%	14.96%	5.52%	(.76)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.14%	2.15%	2.12%	2.16%	2.17%
Expenses net of fee waivers, if any	2.14%	2.15%	2.12%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.15%	2.12%	2.15%	2.12%
Net investment income (loss)	(1.90)% F	(2.02)%	(2.00)% G	(1.99)%	(2.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,421	$ 12,426	$ 13,323	$ 11,813	$ 13,787
Portfolio turnover rate E	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.12	$ 8.00	$ 7.37	$ 6.91	$ 6.89
Income from Investment Operations
Net investment income (loss) B	(.06) E	(.06)	(.07) F	(.07)	(.07)
Net realized and unrealized gain (loss)	(.19)	(.82)	1.23	.53	.09
Total from investment operations	(.25)	(.88)	1.16	.46	.02
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 6.87	$ 7.12	$ 8.00	$ 7.37	$ 6.91
Total Return A	(3.51)%	(11.00)%	16.35%	6.66%	.29%
Ratios to Average Net Assets C, G
Expenses before reductions	1.07%	1.11%	1.06%	1.06%	1.05%
Expenses net of fee waivers, if any	1.07%	1.11%	1.06%	1.06%	1.05%
Expenses net of all reductions	1.06%	1.11%	1.06%	1.06%	1.03%
Net investment income (loss)	(.83)% E	(.98)%	(.94)% F	(.91)%	(.94)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,008	$ 1,901	$ 1,117	$ 991	$ 1,268
Portfolio turnover rate D	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.97)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,321,628
Gross unrealized depreciation	(5,947,747)
Net unrealized appreciation (depreciation)	$ 2,373,881

Tax Cost	$ 53,930,059

Biotechnology

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (3,491,594)
Net unrealized appreciation (depreciation)	$ 2,373,881

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $69,198,208 and $69,783,530, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 50,984	$ 673
Class T	.25%	.25%	62,407	291
Class B	.75%	.25%	68,085	51,174
Class C	.75%	.25%	119,128	19,251
			$ 300,604	$ 71,389

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A (1.00% to .50% prior to July 12, 2010) shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,352
Class T	6,728
Class B*	13,265
Class C*	1,272
$ 38,617

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 66,544.33
Class T	46,477.37
Class B	22,391.33
Class C	38,945.33
Institutional Class	5,864.26
	$ 180,221

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $995 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $216 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Biotechnology

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.65%	$ 4,575

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,098 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	1,118,865	2,341,295	$ 7,975,997	$ 15,410,062
Shares redeemed	(959,085)	(1,815,151)	(6,583,930)	(11,129,933)
Net increase (decrease)	159,780	526,144	$ 1,392,067	$ 4,280,129
Class T
Shares sold	412,827	826,391	$ 2,848,621	$ 5,258,554
Shares redeemed	(585,419)	(832,503)	(3,906,373)	(5,110,823)
Net increase (decrease)	(172,592)	(6,112)	$ (1,057,752)	$ 147,731
Class B
Shares sold	304,652	365,766	$ 1,993,007	$ 2,311,576
Shares redeemed	(424,638)	(730,232)	(2,696,945)	(4,256,288)
Net increase (decrease)	(119,986)	(364,466)	$ (703,938)	$ (1,944,712)
Class C
Shares sold	489,582	793,743	$ 3,216,700	$ 5,016,886
Shares redeemed	(559,923)	(688,414)	(3,577,484)	(3,988,392)
Net increase (decrease)	(70,341)	105,329	$ (360,784)	$ 1,028,494
Institutional Class
Shares sold	453,122	390,521	$ 3,410,559	$ 2,696,069
Shares redeemed	(282,175)	(263,268)	(1,995,414)	(1,673,740)
Net increase (decrease)	170,947	127,253	$ 1,415,145	$ 1,022,329

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Communications Equipment Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) D	12.25%	1.48%	-1.94%
Class T (incl. 3.50% sales charge) D	14.50%	1.71%	-1.95%
Class B (incl. contingent deferred sales charge)B,D	13.01%	1.54%	-1.87%
Class C (incl. contingent deferred sales charge)C,D	17.18%	1.91%	-2.07%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

D Prior to October 1, 2006, Fidelity Advisor Communications Equipment Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 19.09%, 18.65%, 18.01% and 18.18%, respectively (excluding sales charges), topping the S&P 500® and the 6.65% gain of the S&P® Custom Communications Equipment Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus its industry benchmark, favorable stock selection within the fund's core area of communications equipment was the biggest positive factor. Additionally, out-of-benchmark positions in a number of industries helped, including semiconductors, Internet software/services and computer hardware. The fund's focus on mid- and small-cap stocks also was beneficial. At the stock level, Acme Packet was the fund's top contributor on both a relative and absolute basis. The company makes session border control equipment used to integrate Internet Protocol (IP) capabilities with corporate phone systems. Also adding value were F5 Networks and longtime holding Starent Networks, which was acquired on favorable terms in December. Underweighting two major index components that performed poorly, handset maker Nokia and wireless component supplier QUALCOMM, further aided our results. Conversely, untimely ownership of Motorola detracted from performance. Underweighting Telefonaktiebolaget LM Ericsson, a Swedish networking gear provider, and Harris, a maker of communications equipment for military applications, also detracted in view of those stocks' strong gains. Additionally, overweighting Tekelec, a provider of communication network software and systems, was counterproductive. The stock fell in May after the company reduced its financial guidance.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund: During the past year, the fund's Institutional Class shares returned 19.19%, topping the S&P 500 and the 6.65% gain of the S&P® Custom Communications Equipment Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus its industry benchmark, favorable stock selection within the fund's core area of communications equipment was the biggest positive factor. Additionally, out-of-benchmark positions in a number of industries helped, including semiconductors, Internet software/services and computer hardware. The fund's focus on mid- and small-cap stocks also was beneficial. At the stock level, Acme Packet was the fund's top contributor on both a relative and absolute basis. The company makes session border control equipment used to integrate Internet Protocol (IP) capabilities with corporate phone systems. Also adding value were F5 Networks and longtime holding Starent Networks, which was acquired on favorable terms in December. Underweighting two major index components that performed poorly, handset maker Nokia and wireless component supplier QUALCOMM, further aided our results. Conversely, untimely ownership of Motorola detracted from performance. Underweighting Telefonaktiebolaget LM Ericsson, a Swedish networking gear provider, and Harris, a maker of communications equipment for military applications, also detracted in view of those stocks' strong gains. Additionally, overweighting Tekelec, a provider of communication network software and systems, was counterproductive. The stock fell in May after the company reduced its financial guidance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,143.80	$ 7.44
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,141.70	$ 8.76
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,138.40	$ 11.40
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,140.00	$ 11.41
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,144.30	$ 6.11
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	11.4	9.7
Cisco Systems, Inc.	8.7	13.5
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	8.6	4.2
Motorola, Inc.	6.4	3.8
Research In Motion Ltd.	6.4	6.0
Juniper Networks, Inc.	4.6	5.3
F5 Networks, Inc.	4.3	2.7
Acme Packet, Inc.	4.0	2.1
Riverbed Technology, Inc.	3.1	1.3
Apple, Inc.	2.4	0.0
	59.9
Top Industries (% of fund's net assets)
As of July 31, 2010
Communications Equipment	79.5%
Semiconductors & Semiconductor Equipment	4.8%
Computers & Peripherals	4.3%
Wireless Telecommunication Services	3.9%
Internet Software & Services	2.6%
All Others*	4.9%

As of January 31, 2010
Communications Equipment	79.8%
Semiconductors & Semiconductor Equipment	6.7%
Wireless Telecommunication Services	4.0%
Electronic Equipment & Components	3.2%
Internet Software & Services	2.1%
All Others*	4.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Communications Equipment Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 100.9%
	Shares	Value
AUTOMOBILES - 0.2%
Automobile Manufacturers - 0.2%
BYD Co. Ltd. (H Shares)	3,500	$ 24,084
COMMUNICATIONS EQUIPMENT - 79.4%
Communications Equipment - 79.4%
Acme Packet, Inc. (a)	20,235	571,841
Adtran, Inc.	10,483	331,053
ADVA AG Optical Networking (a)	15,658	95,448
Alcatel-Lucent SA sponsored ADR (a)	500	1,490
Arris Group, Inc. (a)	6,771	63,106
Aruba Networks, Inc. (a)	4,951	84,068
Aviat Networks, Inc. (a)	5,667	22,895
BigBand Networks, Inc. (a)	10,500	32,760
Blue Coat Systems, Inc. (a)	6,300	137,970
Brocade Communications Systems, Inc. (a)	5,309	26,280
BYD Electronic International Co. Ltd.	24,000	13,379
Ceragon Networks Ltd. (a)	200	1,504
Ciena Corp. (a)	1,059	13,862
Cisco Systems, Inc. (a)	54,069	1,247,372
CommScope, Inc. (a)	4,198	85,387
Comverse Technology, Inc. (a)	906	6,795
DG FastChannel, Inc. (a)	2,700	102,951
Digi International, Inc. (a)	2,700	22,437
DragonWave, Inc. (a)	2,400	14,616
EchoStar Holding Corp. Class A (a)	2,120	40,492
EMCORE Corp. (a)	4,600	4,148
Extreme Networks, Inc. (a)	5,400	15,444
F5 Networks, Inc. (a)	7,030	617,445
Finisar Corp. (a)(d)	12,112	194,155
Harmonic, Inc. (a)	11,860	82,664
Harris Corp.	3,400	151,402
Infinera Corp. (a)	2,800	25,340
Ixia (a)	700	7,686
JDS Uniphase Corp. (a)	23,573	255,767
Juniper Networks, Inc. (a)	23,514	653,219
Motorola, Inc. (a)	122,374	916,581
Nokia Corp. sponsored ADR	7,600	72,276
Oclaro, Inc. (a)	13,197	162,719
Oplink Communications, Inc. (a)	3,174	51,133
Opnext, Inc. (a)	15,501	27,902
Polycom, Inc. (a)	10,600	314,608
QUALCOMM, Inc.	42,820	1,630,580
Research In Motion Ltd. (a)	15,900	914,727
Riverbed Technology, Inc. (a)	11,979	444,301
Sandvine Corp. (a)	8,930	13,726
Sandvine Corp. (U.K.) (a)	56,400	88,900
ShoreTel, Inc. (a)	21,276	106,380
Sierra Wireless, Inc. (a)	9,200	86,366
Tekelec (a)	2,600	36,764
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	112,107	1,233,177

	Shares	Value
Tellabs, Inc.	41,367	$ 288,742
ZTE Corp. (H Shares)	10,450	33,432
		11,345,290
COMPUTERS & PERIPHERALS - 4.3%
Computer Hardware - 3.6%
Apple, Inc. (a)	1,300	334,425
Compal Electronics, Inc.	28	37
HTC Corp.	9,400	172,793
		507,255
Computer Storage & Peripherals - 0.7%
Isilon Systems, Inc. (a)	2,150	37,711
Novatel Wireless, Inc. (a)	4,698	31,477
QLogic Corp. (a)	2,200	35,024
		104,212
TOTAL COMPUTERS & PERIPHERALS		611,467
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
A123 Systems, Inc.	100	1,078
ELECTRONIC EQUIPMENT & COMPONENTS - 2.6%
Electronic Components - 0.6%
Prime View International Co. Ltd. (a)	16,000	23,209
Universal Display Corp. (a)	2,800	57,708
		80,917
Electronic Manufacturing Services - 2.0%
Foxconn International Holdings Ltd. (a)	2,000	1,406
Plexus Corp. (a)	1,000	29,200
SMART Modular Technologies (WWH), Inc. (a)	4,416	23,891
Trimble Navigation Ltd. (a)	8,219	233,173
		287,670
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		368,587
INTERNET SOFTWARE & SERVICES - 2.6%
Internet Software & Services - 2.6%
Akamai Technologies, Inc. (a)	6,100	233,996
Equinix, Inc. (a)	300	28,053
Limelight Networks, Inc. (a)	6,765	28,751
NetEase.com, Inc. sponsored ADR (a)	200	7,660
Rackspace Hosting, Inc. (a)	3,000	56,100
Tencent Holdings Ltd.	1,100	21,200
		375,760
IT SERVICES - 0.2%
Data Processing & Outsourced Services - 0.2%
Amadeus IT Holding SA Class A (a)	700	12,317
NeuStar, Inc. Class A (a)	700	16,261
		28,578
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - 0.0%
Yucheng Technologies Ltd. (a)	1,200	$ 3,816
TOTAL IT SERVICES		32,394
MEDIA - 0.5%
Cable & Satellite - 0.5%
Virgin Media, Inc.	3,050	65,667
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.8%
Semiconductors - 4.8%
Actel Corp. (a)	451	6,612
Altera Corp.	1,200	33,264
Applied Micro Circuits Corp. (a)	2,758	32,986
ARM Holdings PLC sponsored ADR	1,600	24,720
Avago Technologies Ltd.	1,300	28,288
Cavium Networks, Inc. (a)	3,249	87,171
Ceva, Inc. (a)	2,900	37,033
Conexant Systems, Inc. (a)	1,280	2,637
CSR PLC (a)	2,483	13,303
Entropic Communications, Inc. (a)	4,200	32,886
Exar Corp. (a)	143	1,000
Hittite Microwave Corp. (a)	2,300	105,708
Ikanos Communications, Inc. (a)	3,985	6,974
Infineon Technologies AG (a)	1,076	7,263
Microsemi Corp. (a)	449	7,166
Netlogic Microsystems, Inc. (a)	2,302	68,047
Omnivision Technologies, Inc. (a)	600	13,386
ON Semiconductor Corp. (a)	7,285	49,174
Pericom Semiconductor Corp. (a)	1,700	15,538
Pixelplus Co. Ltd. ADR (a)	900	711
PLX Technology, Inc. (a)	900	3,438
PMC-Sierra, Inc. (a)	3,100	25,110
Standard Microsystems Corp. (a)	1,200	26,424
TriQuint Semiconductor, Inc. (a)	5,000	34,650
Xilinx, Inc.	900	25,128
		688,617
SOFTWARE - 2.4%
Application Software - 1.9%
AsiaInfo Holdings, Inc. (a)	2,800	57,120
Citrix Systems, Inc. (a)	1,592	87,592
Cyberlink Corp.	8,000	33,388
KongZhong Corp. sponsored ADR (a)	100	604
NetScout Systems, Inc. (a)	1,200	19,020
Smith Micro Software, Inc. (a)	2,768	27,209
Synchronoss Technologies, Inc. (a)	708	13,799
Taleo Corp. Class A (a)	100	2,460
TeleNav, Inc.	300	1,632
Ulticom, Inc. (a)	3,441	32,621
		275,445
Home Entertainment Software - 0.1%
Giant Interactive Group, Inc. ADR (d)	2,000	13,460

	Shares	Value
Systems Software - 0.4%
Allot Communications Ltd. (a)	300	$ 1,452
Fortinet, Inc.	1,350	24,314
Opnet Technologies, Inc.	400	6,096
TeleCommunication Systems, Inc. Class A (a)	6,977	25,047
		56,909
TOTAL SOFTWARE		345,814
WIRELESS TELECOMMUNICATION SERVICES - 3.9%
Wireless Telecommunication Services - 3.9%
American Tower Corp. Class A (a)	1,890	87,394
Crown Castle International Corp. (a)	2,000	79,020
Leap Wireless International, Inc. (a)	300	3,567
SBA Communications Corp. Class A (a)	2,152	77,859
SOFTBANK CORP.	800	23,928
Sprint Nextel Corp. (a)	39,300	179,601
Syniverse Holdings, Inc. (a)	4,821	107,653
		559,022
TOTAL COMMON STOCKS (Cost $12,578,643)		14,417,780
Convertible Bonds - 0.1%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.1%
Communications Equipment - 0.1%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	17,142
Money Market Funds - 10.5%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	166,105	166,105
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	1,334,500	1,334,500
TOTAL MONEY MARKET FUNDS (Cost $1,500,605)		1,500,605
TOTAL INVESTMENT PORTFOLIO - 111.5% (Cost $14,099,248)	15,935,527
NET OTHER ASSETS (LIABILITIES) - (11.5)%	(1,648,509)
NET ASSETS - 100%	$ 14,287,018
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 566
Fidelity Securities Lending Cash Central Fund	286
Total	$ 852
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 14,417,780	$ 14,417,780	$ -	$ -
Convertible Bonds	17,142	-	17,142	-
Money Market Funds	1,500,605	1,500,605	-	-
Total Investments in Securities:	$ 15,935,527	$ 15,918,385	$ 17,142	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.8%
Sweden	8.6%
Canada	7.8%
Taiwan	1.7%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $1,187,448 of which $207,917, $393,298 and $586,233 will expire on July 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Fidelity Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,292,800) - See accompanying schedule: Unaffiliated issuers (cost $12,598,643)	$ 14,434,922
Fidelity Central Funds (cost $1,500,605)	1,500,605
Total Investments (cost $14,099,248)		$ 15,935,527
Receivable for investments sold		77,979
Receivable for fund shares sold		50,808
Dividends receivable		6,145
Interest receivable		12
Distributions receivable from Fidelity Central Funds		262
Receivable from investment adviser for expense reductions		2,389
Other receivables		1,682
Total assets		16,074,804

Liabilities
Payable for investments purchased	$ 361,188
Payable for fund shares redeemed	37,308
Accrued management fee	6,537
Distribution fees payable	5,973
Other affiliated payables	3,987
Other payables and accrued expenses	38,293
Collateral on securities loaned, at value	1,334,500
Total liabilities		1,787,786

Net Assets		$ 14,287,018
Net Assets consist of:
Paid in capital		$ 13,824,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,373,449)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,836,284
Net Assets		$ 14,287,018

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,859,602 ÷ 560,759 shares)	$ 8.67

Maximum offering price per share (100/94.25 of $8.67)	$ 9.20
Class T: Net Asset Value and redemption price per share ($3,273,439 ÷ 386,826 shares)	$ 8.46

Maximum offering price per share (100/96.50 of $8.46)	$ 8.77
Class B: Net Asset Value and offering price per share ($1,407,549 ÷ 174,599 shares)A	$ 8.06

Class C: Net Asset Value and offering price per share ($3,029,199 ÷ 375,949 shares)A	$ 8.06

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,717,229 ÷ 193,337 shares)	$ 8.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 7,775
Interest		57
Income from Fidelity Central Funds		852
Total income		8,684

Expenses
Management fee	$ 79,403
Transfer agent fees	47,204
Distribution fees	73,414
Accounting and security lending fees	5,530
Custodian fees and expenses	8,840
Independent trustees' compensation	79
Registration fees	49,485
Audit	43,935
Legal	59
Miscellaneous	160
Total expenses before reductions	308,109
Expense reductions	(74,216)	233,893
Net investment income (loss)		(225,209)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	955,864
Foreign currency transactions	(534)
Total net realized gain (loss)		955,330
Change in net unrealized appreciation (depreciation) on: Investment securities	1,311,446
Assets and liabilities in foreign currencies	429
Total change in net unrealized appreciation (depreciation)		1,311,875
Net gain (loss)		2,267,205
Net increase (decrease) in net assets resulting from operations		$ 2,041,996

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (225,209)	$ (3,392)
Net realized gain (loss)	955,330	(2,045,448)
Change in net unrealized appreciation (depreciation)	1,311,875	1,654,393
Net increase (decrease) in net assets resulting from operations	2,041,996	(394,447)
Share transactions - net increase (decrease)	1,341,807	4,154,179
Redemption fees	1,464	239
Total increase (decrease) in net assets	3,385,267	3,759,971

Net Assets
Beginning of period	10,901,751	7,141,780
End of period	$ 14,287,018	$ 10,901,751

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.28	$ 7.82	$ 9.49	$ 7.29	$ 7.70
Income from Investment Operations
Net investment income (loss) C	(.11)	.02 F	(.08)	(.09)	(.09)
Net realized and unrealized gain (loss)	1.50	(.56)	(1.45)	2.29	(.32)
Total from investment operations	1.39	(.54)	(1.53)	2.20	(.41)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.67	$ 7.28	$ 7.82	$ 9.49	$ 7.29
Total Return A, B	19.09%	(6.91)%	(16.43)%	30.18%	(5.32)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	3.15%	2.25%	2.24%	2.13%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.38%	1.40%	1.39%	1.40%	1.32%
Net investment income (loss)	(1.32)%	.26% F	(.91)%	(1.00)%	(1.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,860	$ 3,476	$ 2,459	$ 2,825	$ 3,145
Portfolio turnover rate E	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.13	$ 7.68	$ 9.34	$ 7.19	$ 7.61
Income from Investment Operations
Net investment income (loss) C	(.13)	- F, H	(.10)	(.11)	(.11)
Net realized and unrealized gain (loss)	1.46	(.55)	(1.42)	2.26	(.31)
Total from investment operations	1.33	(.55)	(1.52)	2.15	(.42)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.46	$ 7.13	$ 7.68	$ 9.34	$ 7.19
Total Return A, B	18.65%	(7.16)%	(16.59)%	29.90%	(5.52)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.20%	3.52%	2.62%	2.57%	2.51%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.63%	1.65%	1.65%	1.64%	1.57%
Net investment income (loss)	(1.57)%	.01% F	(1.16)%	(1.25)%	(1.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,273	$ 2,396	$ 2,138	$ 3,271	$ 2,932
Portfolio turnover rate E	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.13)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.83	$ 7.39	$ 9.03	$ 6.99	$ 7.44
Income from Investment Operations
Net investment income (loss) C	(.16)	(.03) F	(.14)	(.14)	(.14)
Net realized and unrealized gain (loss)	1.39	(.53)	(1.36)	2.18	(.31)
Total from investment operations	1.23	(.56)	(1.50)	2.04	(.45)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.06	$ 6.83	$ 7.39	$ 9.03	$ 6.99
Total Return A, B	18.01%	(7.58)%	(16.94)%	29.18%	(6.05)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.68%	3.98%	3.03%	3.00%	2.94%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.15%	2.15%	2.15%	2.07%
Net investment income (loss)	(2.07)%	(.49)% F	(1.67)%	(1.75)%	(1.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,408	$ 1,281	$ 1,219	$ 2,225	$ 2,406
Portfolio turnover rate E	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.82	$ 7.38	$ 9.03	$ 6.99	$ 7.44
Income from Investment Operations
Net investment income (loss) C	(.16)	(.03) F	(.14)	(.14)	(.15)
Net realized and unrealized gain (loss)	1.40	(.53)	(1.37)	2.18	(.30)
Total from investment operations	1.24	(.56)	(1.51)	2.04	(.45)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.06	$ 6.82	$ 7.38	$ 9.03	$ 6.99
Total Return A, B	18.18%	(7.59)%	(17.06)%	29.18%	(6.05)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.67%	3.63%	3.02%	2.98%	2.86%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.15%	2.15%	2.15%	2.07%
Net investment income (loss)	(2.07)%	(.49)% F	(1.67)%	(1.75)%	(1.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,029	$ 2,792	$ 1,097	$ 1,745	$ 1,768
Portfolio turnover rate E	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.45	$ 7.98	$ 9.65	$ 7.39	$ 7.79
Income from Investment Operations
Net investment income (loss) B	(.09)	.03 E	(.06)	(.07)	(.07)
Net realized and unrealized gain (loss)	1.52	(.56)	(1.47)	2.33	(.33)
Total from investment operations	1.43	(.53)	(1.53)	2.26	(.40)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.88	$ 7.45	$ 7.98	$ 9.65	$ 7.39
Total Return A	19.19%	(6.64)%	(16.16)%	30.58%	(5.13)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.54%	2.44%	1.94%	1.87%	1.70%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.13%	1.15%	1.14%	1.15%	1.07%
Net investment income (loss)	(1.07)%	.51% E	(.66)%	(.75)%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,717	$ 957	$ 229	$ 324	$ 379
Portfolio turnover rate D	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Communications Equipment

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2009, dividend income has been reduced $46,400 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,694,088
Gross unrealized depreciation	(1,043,810)
Net unrealized appreciation (depreciation)	$ 1,650,278

Tax Cost	$ 14,285,249

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (1,187,448)
Net unrealized appreciation (depreciation)	$ 1,650,283

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $16,003,292 and $14,522,551, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 11,122	$ 326
Class T	.25%	.25%	15,332	28
Class B	.75%	.25%	15,463	11,615
Class C	.75%	.25%	31,497	8,293
			$ 73,414	$ 20,262

Communications Equipment

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,542
Class T	2,909
Class B*	5,037
Class C*	2,244
$ 16,732

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,840.33
Class T	11,726.38
Class B	5,228.34
Class C	10,557.34
Institutional Class	4,853.24
	$ 47,204

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $572 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $55 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $286.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 22,307
Class T	1.65%	16,765
Class B	2.15%	8,223
Class C	2.15%	16,271
Institutional Class	1.15%	7,769
		$ 71,335

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,881 for the period.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	379,066	355,106	$ 3,104,413	$ 2,309,221
Shares redeemed	(295,518)	(192,148)	(2,391,964)	(977,112)
Net increase (decrease)	83,548	162,958	$ 712,449	$ 1,332,109
Class T
Shares sold	156,340	141,676	$ 1,239,925	$ 842,215
Shares redeemed	(105,545)	(84,049)	(829,604)	(471,168)
Net increase (decrease)	50,795	57,627	$ 410,321	$ 371,047
Class B
Shares sold	104,878	79,696	$ 798,141	$ 489,378
Shares redeemed	(117,849)	(57,101)	(896,172)	(282,381)
Net increase (decrease)	(12,971)	22,595	$ (98,031)	$ 206,997
Class C
Shares sold	234,346	334,255	$ 1,790,479	$ 2,000,139
Shares redeemed	(267,515)	(73,743)	(1,967,047)	(434,705)
Net increase (decrease)	(33,169)	260,512	$ (176,568)	$ 1,565,434
Institutional Class
Shares sold	263,129	116,053	$ 2,147,225	$ 776,070
Shares redeemed	(198,313)	(16,263)	(1,653,589)	(97,478)
Net increase (decrease)	64,816	99,790	$ 493,636	$ 678,592

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Communications Equipment

Fidelity Advisor Consumer Discretionary Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	17.12%	-1.60%	0.81%
Class T (incl. 3.50% sales charge)C	19.61%	-1.36%	0.81%
Class B (incl. contingent deferred sales charge) A, C	18.33%	-1.49%	0.88%
Class C (incl. contingent deferred sales charge) B, C	22.41%	-1.16%	0.66%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Consumer Discretionary Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Class A on July 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Consumer Discretionary

Fidelity Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from John Harris, Portfolio Manager of Fidelity Advisor® Consumer Discretionary Fund: For the 12-month period ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 24.27%, 23.94%, 23.33% and 23.41%, respectively, (excluding sales charges), underperforming the 27.86% gain of its sector benchmark, the MSCI® U.S. IM Consumer Discretionary 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe - but solidly outperforming the S&P 500®. The fund's biggest disappointment was our sizable overweighting in home-improvement retailer Lowe's, one of the fund's largest holdings and biggest detractor in both relative and absolute terms. Although the stock performed well early on, wobbly housing reports later in the period drove it down. On the flip side, however, our beneficial underweighting of Lowe's competitor Home Depot offset some of the negative impact. The automobile industry was another weak spot, as overweightings in certain markets and poor stock picking in automotive retail and in auto parts and equipment hurt. The fund's relative return also took a hit from our underweighting in automaker Ford Motor since the company performed well as the only domestic automaker not to require government assistance. Jewelry retailer Zale detracted on disappointing revenue trends in its industry and company-specific problems. Several positions in casinos and gaming also hurt, including gaming machine manufacturers WMS Industries and Bally Technologies. On the positive side, casino operator Las Vegas Sands was the fund's top individual contributor, benefiting from accelerating growth in China's Macau market and the opening of the company's Singapore property. An overweighting and strong security selection in hotels, resorts and cruise lines helped, representing a cyclical play on an improving economy and increased leisure spending by consumers. Standouts in this area included Wyndham Worldwide and Starwood Hotels & Resorts Worldwide. Some of the stocks I've discussed were sold prior to period end.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12-month period ending July 31, 2010, the fund's Institutional Class shares returned 24.62%, underperforming the 27.86% gain of its sector benchmark, the MSCI® U.S. IM Consumer Discretionary 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe - but solidly outperforming the S&P 500®. The fund's biggest disappointment was our sizable overweighting in home-improvement retailer Lowe's, one of the fund's largest holdings and biggest detractor in both relative and absolute terms. Although the stock performed well early on, wobbly housing reports later in the period drove down its value. On the flip side, however, our beneficial underweighting of Lowe's competitor Home Depot offset some of the negative impact. The automobile industry was another weak spot, as overweightings in certain markets and poor stock picking in automotive retail and in auto parts and equipment hurt. The fund's relative return also took a hit from our underweighting in automaker Ford Motor since the company performed well as the only domestic automaker not to require government assistance. Jewelry retailer Zale detracted on disappointing revenue trends in its industry and company-specific problems. Several positions in casinos and gaming also hurt, including gaming machine manufacturers WMS Industries and Bally Technologies. On the positive side, casino operator Las Vegas Sands was the fund's top individual contributor, benefiting from accelerating growth in China's Macau market and the opening of the company's Singapore property. An overweighting and strong security selection in hotels, resorts and cruise lines helped, representing a cyclical play on an improving economy and increased leisure spending by consumers. Standouts in this area included Wyndham Worldwide and Starwood Hotels & Resorts Worldwide. Some of the stocks I've discussed were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary

Fidelity Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,100.10	$ 7.29
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,098.00	$ 8.58
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,094.90	$ 11.17
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.11%
Actual		$ 1,000.00	$ 1,095.80	$ 10.96
Hypothetical A		$ 1,000.00	$ 1,014.33	$ 10.54
Institutional Class	1.04%
Actual		$ 1,000.00	$ 1,101.20	$ 5.42
Hypothetical A		$ 1,000.00	$ 1,019.64	$ 5.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	6.1	5.4
Lowe's Companies, Inc.	5.8	5.7
The Walt Disney Co.	5.7	5.5
Target Corp.	4.2	6.1
Comcast Corp. Class A (special) (non-vtg.)	3.6	0.0
Amazon.com, Inc.	3.6	3.8
DIRECTV	3.4	1.7
Time Warner, Inc.	3.3	1.4
Time Warner Cable, Inc.	2.6	1.8
Advance Auto Parts, Inc.	2.3	2.4
	40.6
Top Industries (% of fund's net assets)
As of July 31, 2010
Media	26.6%
Specialty Retail	21.8%
Hotels, Restaurants & Leisure	21.4%
Multiline Retail	5.5%
Household Durables	4.8%
All Others*	19.9%

As of January 31, 2010
Media	21.1%
Specialty Retail	21.1%
Hotels, Restaurants & Leisure	20.4%
Multiline Retail	7.9%
Internet & Catalog Retail	4.7%
All Others*	24.8%

* Includes short-term investments and net other assets.

Consumer Discretionary

Fidelity Advisor Consumer Discretionary Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
AUTO COMPONENTS - 3.1%
Auto Parts & Equipment - 3.1%
Autoliv, Inc.	3,400	$ 195,296
Gentex Corp.	18,100	348,787
Johnson Controls, Inc.	24,254	698,758
Tenneco, Inc. (a)	10,903	300,923
		1,543,764
AUTOMOBILES - 2.5%
Automobile Manufacturers - 2.5%
Bayerische Motoren Werke AG (BMW)	6,536	351,907
Ford Motor Co. (a)	70,564	901,102
		1,253,009
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Diversified Support Services - 0.5%
Viad Corp.	11,100	220,890
DISTRIBUTORS - 0.2%
Distributors - 0.2%
Li & Fung Ltd.	20,000	91,664
DIVERSIFIED CONSUMER SERVICES - 3.1%
Education Services - 1.7%
Apollo Group, Inc. Class A (non-vtg.) (a)	10,130	467,297
Navitas Ltd.	52,468	205,570
Strayer Education, Inc.	600	143,640
		816,507
Specialized Consumer Services - 1.4%
Sotheby's Class A (ltd. vtg.)	16,000	434,080
Steiner Leisure Ltd. (a)	6,100	259,311
		693,391
TOTAL DIVERSIFIED CONSUMER SERVICES		1,509,898
FOOD & STAPLES RETAILING - 0.8%
Hypermarkets & Super Centers - 0.8%
BJ's Wholesale Club, Inc. (a)	3,968	180,742
Costco Wholesale Corp.	3,483	197,521
		378,263
HOTELS, RESTAURANTS & LEISURE - 21.4%
Casinos & Gaming - 5.3%
Bally Technologies, Inc. (a)	14,600	471,580
Las Vegas Sands Corp. unit	1,410	635,092
MGM Mirage, Inc. (a)(d)	24,247	263,322
Penn National Gaming, Inc. (a)	7,312	200,276
Pinnacle Entertainment, Inc. (a)	12,800	138,880
Shuffle Master, Inc. (a)	32,500	285,675
WMS Industries, Inc. (a)	16,500	635,415
		2,630,240

	Shares	Value
Hotels, Resorts & Cruise Lines - 4.0%
Home Inns & Hotels Management, Inc. sponsored ADR (a)	6,000	$ 252,420
Starwood Hotels & Resorts Worldwide, Inc.	16,900	818,805
Wyndham Worldwide Corp.	35,067	895,261
		1,966,486
Restaurants - 12.1%
BJ's Restaurants, Inc. (a)	10,600	270,300
Darden Restaurants, Inc.	10,600	444,034
McDonald's Corp.	43,500	3,033,255
P.F. Chang's China Bistro, Inc. (d)	6,493	268,810
Papa John's International, Inc. (a)	10,025	253,933
Ruth's Hospitality Group, Inc. (a)	56,219	227,125
Starbucks Corp.	37,459	930,856
Texas Roadhouse, Inc. Class A (a)	21,600	291,168
The Cheesecake Factory, Inc. (a)	11,700	274,248
		5,993,729
TOTAL HOTELS, RESTAURANTS & LEISURE		10,590,455
HOUSEHOLD DURABLES - 4.8%
Home Furnishings - 1.3%
La-Z-Boy, Inc. (a)	30,400	260,224
Tempur-Pedic International, Inc. (a)	12,400	380,308
		640,532
Homebuilding - 1.4%
Lennar Corp. Class A	35,811	528,928
Toll Brothers, Inc. (a)	10,600	184,016
		712,944
Household Appliances - 2.1%
Stanley Black & Decker, Inc.	13,960	809,959
Whirlpool Corp.	2,600	216,580
		1,026,539
TOTAL HOUSEHOLD DURABLES		2,380,015
INTERNET & CATALOG RETAIL - 4.5%
Internet Retail - 4.5%
Amazon.com, Inc. (a)	15,000	1,768,350
Expedia, Inc.	19,700	446,796
Ocado Group PLC (a)	4,000	10,477
		2,225,623
INTERNET SOFTWARE & SERVICES - 1.3%
Internet Software & Services - 1.3%
eBay, Inc. (a)	11,200	234,192
Google, Inc. Class A (a)	310	150,304
Monster Worldwide, Inc. (a)(d)	17,465	239,620
		624,116
Common Stocks - continued
	Shares	Value
LEISURE EQUIPMENT & PRODUCTS - 0.6%
Leisure Products - 0.6%
Polaris Industries, Inc.	4,800	$ 286,560
MEDIA - 26.6%
Advertising - 3.3%
Interpublic Group of Companies, Inc. (a)	57,100	521,894
Lamar Advertising Co. Class A (a)	21,096	576,976
National CineMedia, Inc.	30,386	545,125
		1,643,995
Broadcasting - 0.9%
Discovery Communications, Inc. Class C (a)	8,784	301,994
Scripps Networks Interactive, Inc. Class A	2,900	123,627
		425,621
Cable & Satellite - 11.4%
Comcast Corp. Class A (special) (non-vtg.)	96,088	1,773,784
DIRECTV (a)	45,195	1,679,446
Time Warner Cable, Inc.	22,239	1,271,404
Virgin Media, Inc. (d)	41,800	899,954
		5,624,588
Movies & Entertainment - 11.0%
The Walt Disney Co.	83,227	2,803,918
Time Warner, Inc.	52,085	1,638,594
Viacom, Inc. Class B (non-vtg.)	30,746	1,015,848
		5,458,360
TOTAL MEDIA		13,152,564
MULTILINE RETAIL - 5.5%
Department Stores - 1.3%
Macy's, Inc.	35,234	657,114
General Merchandise Stores - 4.2%
Target Corp.	39,916	2,048,489
TOTAL MULTILINE RETAIL		2,705,603
SPECIALTY RETAIL - 21.8%
Apparel Retail - 5.6%
Citi Trends, Inc. (a)	7,901	248,012
Inditex SA	3,647	241,231
J. Crew Group, Inc. (a)	6,700	238,721
Ross Stores, Inc.	9,200	484,472
TJX Companies, Inc.	21,800	905,136
Urban Outfitters, Inc. (a)	19,778	636,060
		2,753,632
Automotive Retail - 2.3%
Advance Auto Parts, Inc.	20,800	1,113,424

	Shares	Value
Computer & Electronics Retail - 2.3%
Best Buy Co., Inc.	24,149	$ 837,004
hhgregg, Inc. (a)	13,430	272,495
		1,109,499
Home Improvement Retail - 7.4%
Home Depot, Inc.	16,790	478,683
Lowe's Companies, Inc.	138,623	2,875,041
Lumber Liquidators Holdings, Inc. (a)	12,725	315,835
		3,669,559
Homefurnishing Retail - 2.2%
Bed Bath & Beyond, Inc. (a)	29,006	1,098,747
Specialty Stores - 2.0%
Cabela's, Inc. Class A (a)(d)	7,150	111,469
Hengdeli Holdings Ltd.	534,000	244,743
OfficeMax, Inc. (a)	21,905	313,022
Tractor Supply Co.	4,900	340,599
		1,009,833
TOTAL SPECIALTY RETAIL		10,754,694
TEXTILES, APPAREL & LUXURY GOODS - 2.4%
Apparel, Accessories & Luxury Goods - 2.4%
G-III Apparel Group Ltd. (a)	9,168	236,534
Phillips-Van Heusen Corp.	10,300	534,467
Polo Ralph Lauren Corp. Class A	5,492	433,923
		1,204,924
TOTAL COMMON STOCKS (Cost $48,242,113)		48,922,042
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 0.24% (b)	393,218	393,218
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	1,933,116	1,933,116
TOTAL MONEY MARKET FUNDS (Cost $2,326,334)		2,326,334
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $50,568,447)		51,248,376
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(1,862,743)
NET ASSETS - 100%		$ 49,385,633
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,024
Fidelity Securities Lending Cash Central Fund	6,534
Total	$ 7,558
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 48,922,042	$ 48,286,950	$ 635,092	$ -
Money Market Funds	2,326,334	2,326,334	-	-
Total Investments in Securities:	$ 51,248,376	$ 50,613,284	$ 635,092	$ -
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $2,978,434 all of which will expire on July 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,905,403) - See accompanying schedule: Unaffiliated issuers (cost $48,242,113)	$ 48,922,042
Fidelity Central Funds (cost $2,326,334)	2,326,334
Total Investments (cost $50,568,447)		$ 51,248,376
Receivable for investments sold		1,166,959
Receivable for fund shares sold		81,423
Dividends receivable		25,449
Distributions receivable from Fidelity Central Funds		458
Other receivables		7,630
Total assets		52,530,295

Liabilities
Payable to custodian bank	$ 1
Payable for investments purchased	1,060,153
Payable for fund shares redeemed	58,061
Accrued management fee	22,929
Distribution fees payable	17,662
Other affiliated payables	13,092
Other payables and accrued expenses	39,648
Collateral on securities loaned, at value	1,933,116
Total liabilities		3,144,662

Net Assets		$ 49,385,633
Net Assets consist of:
Paid in capital		$ 52,106,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,401,070)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		679,934
Net Assets		$ 49,385,633

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,422,829 ÷ 1,523,360 shares)	$ 12.75

Maximum offering price per share (100/94.25 of $12.75)	$ 13.53
Class T: Net Asset Value and redemption price per share ($8,018,269 ÷ 650,666 shares)	$ 12.32

Maximum offering price per share (100/96.50 of $12.32)	$ 12.77
Class B: Net Asset Value and offering price per share ($3,643,253 ÷ 318,909 shares)A	$ 11.42

Class C: Net Asset Value and offering price per share ($9,288,188 ÷ 811,646 shares)A	$ 11.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,013,094 ÷ 678,985 shares)	$ 13.27

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 527,792
Interest		6
Income from Fidelity Central Funds		7,558
Total income		535,356

Expenses
Management fee	$ 241,648
Transfer agent fees	130,698
Distribution fees	188,832
Accounting and security lending fees	17,218
Custodian fees and expenses	20,074
Independent trustees' compensation	248
Registration fees	51,490
Audit	43,251
Legal	169
Miscellaneous	519
Total expenses before reductions	694,147
Expense reductions	(19,431)	674,716
Net investment income (loss)		(139,360)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,027,554
Foreign currency transactions	(408)
Total net realized gain (loss)		6,027,146
Change in net unrealized appreciation (depreciation) on: Investment securities	1,905,027
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		1,905,033
Net gain (loss)		7,932,179
Net increase (decrease) in net assets resulting from operations		$ 7,792,819

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (139,360)	$ 41,542
Net realized gain (loss)	6,027,146	(6,306,395)
Change in net unrealized appreciation (depreciation)	1,905,033	3,085,863
Net increase (decrease) in net assets resulting from operations	7,792,819	(3,178,990)
Distributions to shareholders from net investment income	(6,476)	(36,930)
Share transactions - net increase (decrease)	9,354,979	5,542,508
Redemption fees	1,671	4,036
Total increase (decrease) in net assets	17,142,993	2,330,624

Net Assets
Beginning of period	32,242,640	29,912,016
End of period (including undistributed net investment income of $0 and undistributed net investment income of $5,602, respectively)	$ 49,385,633	$ 32,242,640

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26	$ 11.41	$ 15.89	$ 16.39	$ 16.62
Income from Investment Operations
Net investment income (loss) C	(.02)	.04	.02	.02 F	(.04)
Net realized and unrealized gain (loss)	2.51	(1.16)	(3.09)	1.83	(.07)
Total from investment operations	2.49	(1.12)	(3.07)	1.85	(.11)
Distributions from net investment income	-	(.03)	-	(.05)	-
Distributions from net realized gain	-	-	(1.41)	(2.30)	(.12)
Total distributions	-	(.03)	(1.41)	(2.35)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 12.75	$ 10.26	$ 11.41	$ 15.89	$ 16.39
Total Return A, B	24.27%	(9.81)%	(21.24)%	11.67%	(.69)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.44%	1.62%	1.40%	1.42%	1.42%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.40%	1.39%	1.39%
Net investment income (loss)	(.15)%	.42%	.15%	.11% F	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,423	$ 13,010	$ 11,899	$ 19,708	$ 16,935
Portfolio turnover rate E	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 11.07	$ 15.47	$ 16.03	$ 16.29
Income from Investment Operations
Net investment income (loss) C	(.05)	.01	(.01)	(.02) F	(.07)
Net realized and unrealized gain (loss)	2.43	(1.12)	(3.00)	1.79	(.07)
Total from investment operations	2.38	(1.11)	(3.01)	1.77	(.14)
Distributions from net investment income	-	(.02)	-	(.03)	-
Distributions from net realized gain	-	-	(1.39)	(2.30)	(.12)
Total distributions	-	(.02)	(1.39)	(2.33)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 12.32	$ 9.94	$ 11.07	$ 15.47	$ 16.03
Total Return A, B	23.94%	(10.04)%	(21.41)%	11.43%	(.89)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.71%	1.89%	1.64%	1.69%	1.69%
Expenses net of fee waivers, if any	1.65%	1.65%	1.64%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.62%	1.61%	1.62%
Net investment income (loss)	(.40)%	.17%	(.08)%	(.10)% F	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,018	$ 6,738	$ 9,095	$ 14,787	$ 14,267
Portfolio turnover rate E	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 10.35	$ 14.56	$ 15.26	$ 15.60
Income from Investment Operations
Net investment income (loss) C	(.10)	(.03)	(.07)	(.10) F	(.15)
Net realized and unrealized gain (loss)	2.26	(1.06)	(2.81)	1.70	(.07)
Total from investment operations	2.16	(1.09)	(2.88)	1.60	(.22)
Distributions from net realized gain	-	-	(1.33)	(2.30)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.42	$ 9.26	$ 10.35	$ 14.56	$ 15.26
Total Return A, B	23.33%	(10.53)%	(21.80)%	10.82%	(1.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.21%	2.38%	2.14%	2.20%	2.19%
Expenses net of fee waivers, if any	2.15%	2.15%	2.14%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.14%	2.15%	2.14%
Net investment income (loss)	(.90)%	(.33)%	(.60)%	(.64)% F	(.98)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,643	$ 3,550	$ 5,090	$ 11,081	$ 14,088
Portfolio turnover rate E	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.27	$ 10.37	$ 14.59	$ 15.28	$ 15.62
Income from Investment Operations
Net investment income (loss) C	(.10)	(.03)	(.07)	(.10) F	(.15)
Net realized and unrealized gain (loss)	2.27	(1.07)	(2.81)	1.71	(.07)
Total from investment operations	2.17	(1.10)	(2.88)	1.61	(.22)
Distributions from net realized gain	-	-	(1.34)	(2.30)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.44	$ 9.27	$ 10.37	$ 14.59	$ 15.28
Total Return A, B	23.41%	(10.61)%	(21.77)%	10.88%	(1.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.12%	2.38%	2.15%	2.16%	2.12%
Expenses net of fee waivers, if any	2.12%	2.15%	2.15%	2.15%	2.12%
Expenses net of all reductions	2.11%	2.15%	2.14%	2.15%	2.12%
Net investment income (loss)	(.87)%	(.33)%	(.60)%	(.64)% F	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,288	$ 2,955	$ 3,430	$ 8,051	$ 7,160
Portfolio turnover rate E	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 11.84	$ 16.41	$ 16.82	$ 17.01
Income from Investment Operations
Net investment income (loss) B	.02	.06	.06	.06 E	- G
Net realized and unrealized gain (loss)	2.60	(1.20)	(3.22)	1.89	(.07)
Total from investment operations	2.62	(1.14)	(3.16)	1.95	(.07)
Distributions from net investment income	(.01)	(.04)	-	(.06)	-
Distributions from net realized gain	-	-	(1.41)	(2.30)	(.12)
Total distributions	(.01)	(.04)	(1.41)	(2.36)	(.12)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.27	$ 10.66	$ 11.84	$ 16.41	$ 16.82
Total Return A	24.62%	(9.59)%	(21.09)%	12.04%	(.44)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.09%	1.15%	1.14%	1.15%	1.18%
Expenses net of fee waivers, if any	1.09%	1.15%	1.14%	1.15%	1.15%
Expenses net of all reductions	1.08%	1.15%	1.14%	1.14%	1.14%
Net investment income (loss)	.16%	.67%	.40%	.36% E	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,013	$ 5,990	$ 398	$ 1,385	$ 1,144
Portfolio turnover rate D	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,664,746
Gross unrealized depreciation	(3,407,453)
Net unrealized appreciation (depreciation)	$ 257,293

Tax Cost	$ 50,991,083

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (2,978,434)
Net unrealized appreciation (depreciation)	$ 257,298

Consumer Discretionary

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 6,476	$ 36,930

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, short-term securities, aggregated $77,876,759 and $68,684,462, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 43,803	$ -
Class T	.25%	.25%	38,298	-
Class B	.75%	.25%	37,556	28,167
Class C	.75%	.25%	69,175	9,486
			$ 188,832	$ 37,653

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 16,991
Class T	2,251
Class B*	8,073
Class C*	998
$ 28,313

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 56,967.32
Class T	25,990.34
Class B	12,319.33
Class C	19,217.28
Institutional Class	16,205.22
	$ 130,698

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,710 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $165 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,534.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 7,175
Class T	1.65%	4,856
Class B	2.15%	2,076
		$ 14,107

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,324 for the period.

Consumer Discretionary

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ -	$ 24,249
Class T	-	11,523
Institutional Class	6,476	1,158
Total	$ 6,476	$ 36,930

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	790,157	816,977	$ 9,916,430	$ 7,713,175
Reinvestment of distributions	-	2,650	-	22,145
Shares redeemed	(535,046)	(593,853)	(6,621,987)	(5,358,348)
Net increase (decrease)	255,111	225,774	$ 3,294,443	$ 2,376,972
Class T
Shares sold	124,293	78,811	$ 1,532,286	$ 695,608
Reinvestment of distributions	-	1,356	-	11,014
Shares redeemed	(151,532)	(223,538)	(1,774,930)	(1,973,930)
Net increase (decrease)	(27,239)	(143,371)	$ (242,644)	$ (1,267,308)
Class B
Shares sold	84,992	72,993	$ 960,028	$ 620,027
Reinvestment of distributions	-	-	-	-
Shares redeemed	(149,463)	(181,364)	(1,626,686)	(1,535,455)
Net increase (decrease)	(64,471)	(108,371)	$ (666,658)	$ (915,428)
Class C
Shares sold	651,335	90,426	$ 6,961,979	$ 763,994
Reinvestment of distributions	-	-	-	-
Shares redeemed	(158,268)	(102,729)	(1,769,753)	(841,041)
Net increase (decrease)	493,067	(12,303)	$ 5,192,226	$ (77,047)
Institutional Class
Shares sold	718,370	581,111	$ 9,586,550	$ 5,891,294
Reinvestment of distributions	555	104	6,322	903
Shares redeemed	(601,861)	(52,903)	(7,815,260)	(466,878)
Net increase (decrease)	117,064	528,312	$ 1,777,612	$ 5,425,319

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Electronics Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	2.49%	-3.43%	-4.01%
Class T (incl. 3.50% sales charge)	4.70%	-3.20%	-3.99%
Class B (incl. contingent deferred sales charge) B	3.08%	-3.36%	-3.92%
Class C (incl. contingent deferred sales charge) C	7.09%	-2.98%	-4.12%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 8.74%, 8.50%, 8.08% and 8.09%, respectively (excluding sales charges), compared with 13.84% for the broadly based S&P 500® and 10.34% for the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, weak stock picking and an underweighting in semiconductors, by far the fund's largest investment category, worked against us. Secondarily, out-of-index exposure to communications equipment was counterproductive, as was security selection in the semiconductor equipment group. Underweighting benchmark components Cree, a maker of light-emitting diode (LED) lights, and Cirrus Logic, a supplier of audio chips, hampered performance, given those stocks' strong gains. I sold Cirrus Logic by period end. Untimely ownership of Advanced Micro Devices, an Intel competitor in the manufacture of microprocessors for personal computers, and Marvell Technology Group, a maker of chips for data storage and handset applications, also had a negative impact on the fund's results. In the case of silicon wafer manufacturer MEMC Electronic Materials, the company reported disappointing financial results due in part to its expansion into solar project installation, a business with solid potential that was underestimated by the market, in our opinion. Another holding with ties to the solar power industry, SunPower, struggled amid greater competition and concern about its balance sheet. Conversely, out-of-index representation in the computer storage/peripherals and electronic manufacturing services groups aided relative performance. At the stock level, underweighting Intel in the first half of the period added value. Another holding that bolstered results was SanDisk, which was helped by its status as a key supplier of flash memory to Apple. Other contributors included Avago Technologies, a provider of analog semiconductors for wireless telecommunications, and two Germany-based success stories from the period's first half: chip maker Infineon Technologies and Aixtron, a semiconductor equipment maker with a rapidly growing business producing equipment for manufacturing LED lights. SanDisk, Infineon and Aixtron were out-of-index positions, and the latter two stocks were sold by period end.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund: During the past year, the fund's Institutional Class shares returned 9.10%, , compared with 13.84% for the broadly based S&P 500® and 10.34% for the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, weak stock picking and an underweighting in semiconductors, by far the fund's largest investment category, worked against us. Secondarily, out-of-index exposure to communications equipment was counterproductive, as was security selection in the semiconductor equipment group. Underweighting benchmark components Cree, a maker of light-emitting diode (LED) lights, and Cirrus Logic, a supplier of audio chips, hampered performance, given those stocks' strong gains. I sold Cirrus Logic by period end. Untimely ownership of Advanced Micro Devices, an Intel competitor in the manufacture of microprocessors for personal computers, and Marvell Technology Group, a maker of chips for data storage and handset applications, also had a negative impact on the fund's results. In the case of silicon wafer manufacturer MEMC Electronic Materials, the company reported disappointing financial results due in part to its expansion into solar project installation, a business with solid potential that was underestimated by the market, in our opinion. Another holding with ties to the solar power industry, SunPower, struggled amid greater competition and concern about its balance sheet. Conversely, out-of-index representation in the computer storage/peripherals and electronic manufacturing services groups aided relative performance. At the stock level, underweighting Intel in the first half of the period added value. Another holding that bolstered results was SanDisk, which was helped by its status as a key supplier of flash memory to Apple. Other contributors included Avago Technologies, a provider of analog semiconductors for wireless telecommunications, and two Germany-based success stories from the period's first half: chip maker Infineon Technologies and Aixtron, a semiconductor equipment maker with a rapidly growing business producing equipment for manufacturing LED lights. SanDisk, Infineon and Aixtron were out-of-index positions, and the latter two stocks were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,031.80	$ 7.05
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,030.90	$ 8.31
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,029.20	$ 10.82
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,029.30	$ 10.82
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,033.90	$ 5.80
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Electronics

Fidelity Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	18.0	23.6
Marvell Technology Group Ltd.	7.6	4.5
Applied Materials, Inc.	5.2	5.5
Micron Technology, Inc.	4.5	4.6
Advanced Micro Devices, Inc.	4.3	0.5
Texas Instruments, Inc.	4.1	6.5
Amkor Technology, Inc.	3.8	2.3
QUALCOMM, Inc.	3.5	2.2
Avago Technologies Ltd.	3.0	1.9
Intersil Corp. Class A	2.8	1.5
	56.8
Top Industries (% of fund's net assets)
As of July 31, 2010
Semiconductors & Semiconductor Equipment	89.6%
Electronic Equipment & Components	4.3%
Communications Equipment	3.7%
Computers & Peripherals	1.5%
Internet Software & Services	0.3%
All Others*	0.6%

As of January 31, 2010
Semiconductors & Semiconductor Equipment	88.4%
Electronic Equipment & Components	3.5%
Computers & Peripherals	2.6%
Communications Equipment	2.2%
Electrical Equipment	0.5%
All Others*	2.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Electronics Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 3.7%
Communications Equipment - 3.7%
QUALCOMM, Inc.	12,981	$ 494,316
Research In Motion Ltd. (a)	500	28,765
		523,081
COMPUTERS & PERIPHERALS - 1.5%
Computer Storage & Peripherals - 1.5%
SanDisk Corp. (a)	500	21,850
Seagate Technology (a)	8,100	101,655
Western Digital Corp. (a)	3,573	94,291
		217,796
ELECTRONIC EQUIPMENT & COMPONENTS - 4.3%
Electronic Components - 0.1%
Universal Display Corp. (a)	300	6,183
Electronic Manufacturing Services - 3.9%
Benchmark Electronics, Inc. (a)	5,865	97,946
Flextronics International Ltd. (a)	39,826	247,718
Jabil Circuit, Inc.	8,262	119,882
SMART Modular Technologies (WWH), Inc. (a)	600	3,246
Tyco Electronics Ltd.	2,200	59,400
Viasystems Group, Inc. (a)	1,597	24,626
		552,818
Technology Distributors - 0.3%
Avnet, Inc. (a)	1,869	47,005
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		606,006
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
Google, Inc. Class A (a)	100	48,485
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 89.5%
Semiconductor Equipment - 18.6%
Advanced Energy Industries, Inc. (a)	200	3,522
Amkor Technology, Inc. (a)(d)	93,853	541,532
Applied Materials, Inc.	62,471	737,158
ASM International NV unit (a)	5,100	129,744
ASML Holding NV	3,230	103,974
Brooks Automation, Inc. (a)	300	2,289
Cabot Microelectronics Corp. (a)	100	3,269
Cohu, Inc.	100	1,568
Cymer, Inc. (a)	4,218	140,375
Entegris, Inc. (a)	1,561	7,196
KLA-Tencor Corp.	2,930	92,793
Lam Research Corp. (a)	9,190	387,726
Mattson Technology, Inc. (a)	1,196	3,504
MEMC Electronic Materials, Inc. (a)	20,736	198,236

	Shares	Value
Novellus Systems, Inc. (a)	1,200	$ 32,052
Teradyne, Inc. (a)	2,500	26,900
Tessera Technologies, Inc. (a)	300	5,094
Varian Semiconductor Equipment Associates, Inc. (a)	5,400	152,604
Verigy Ltd. (a)	8,300	73,870
		2,643,406
Semiconductors - 70.9%
Actel Corp. (a)	100	1,466
Advanced Micro Devices, Inc. (a)(d)	81,700	611,933
Alpha & Omega Semiconductor Ltd. (a)	3,400	42,194
Altera Corp.	11,838	328,149
Analog Devices, Inc.	2,600	77,246
Applied Micro Circuits Corp. (a)	928	11,099
Atheros Communications, Inc. (a)	3,309	87,490
Atmel Corp. (a)	30,548	159,766
Avago Technologies Ltd.	19,492	424,146
Broadcom Corp. Class A	10,940	394,168
Conexant Systems, Inc. (a)(d)	14,276	29,409
Cree, Inc. (a)	200	14,168
CSR PLC (a)	4,200	22,502
Fairchild Semiconductor International, Inc. (a)	33,049	300,085
Ikanos Communications, Inc. (a)	7,700	13,475
Integrated Device Technology, Inc. (a)	18,103	105,178
Intel Corp.	124,142	2,557,322
International Rectifier Corp. (a)	5,600	109,368
Intersil Corp. Class A	35,674	405,257
LSI Corp. (a)	58,185	234,486
Marvell Technology Group Ltd. (a)	72,311	1,078,880
Micron Technology, Inc. (a)	88,060	641,077
Monolithic Power Systems, Inc. (a)	8,368	147,444
Motech Industries, Inc.	1	4
National Semiconductor Corp.	15,201	209,774
NVIDIA Corp. (a)	31,453	289,053
ON Semiconductor Corp. (a)	39,616	267,408
PMC-Sierra, Inc. (a)	25,536	206,842
Samsung Electronics Co. Ltd.	60	41,091
Skyworks Solutions, Inc. (a)	3,450	60,479
Standard Microsystems Corp. (a)	6,254	137,713
SunPower Corp. Class B (a)	5,490	63,355
Texas Instruments, Inc.	23,512	580,511
Volterra Semiconductor Corp. (a)	2,600	58,552
Xilinx, Inc.	13,656	381,276
		10,092,366
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		12,735,772
TOTAL COMMON STOCKS (Cost $16,571,876)		14,131,141
Convertible Bonds - 0.1%
	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
Semiconductors - 0.1%
SunPower Corp. 4.75% 4/15/14 (Cost $10,000)	$ 10,000	$ 8,138
Money Market Funds - 5.2%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	61,013	61,013
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	682,750	682,750
TOTAL MONEY MARKET FUNDS (Cost $743,763)		743,763
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $17,325,639)		14,883,042
NET OTHER ASSETS (LIABILITIES) - (4.6)%		(652,584)
NET ASSETS - 100%		$ 14,230,458
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 490
Fidelity Securities Lending Cash Central Fund	377
Total	$ 867
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 14,131,141	$ 14,131,140	$ -	$ 1
Convertible Bonds	8,138	-	8,138	-
Money Market Funds	743,763	743,763	-	-
Total Investments in Securities:	$ 14,883,042	$ 14,874,903	$ 8,138	$ 1
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(23,884)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	23,885
Transfers out of Level 3	-
Ending Balance	$ 1
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (23,884)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
Bermuda	7.9%
Singapore	5.2%
Netherlands	1.6%
Others (Individually Less Than 1%)	1.8%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $12,180,956 of which $4,122,383, $2,265,871, $279,201, $310,663 and $5,202,838 will expire on July 31, 2011, 2012, 2013, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Electronics

Fidelity Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $641,415) - See accompanying schedule: Unaffiliated issuers (cost $16,581,876)	$ 14,139,279
Fidelity Central Funds (cost $743,763)	743,763
Total Investments (cost $17,325,639)		$ 14,883,042
Receivable for investments sold		357,233
Receivable for fund shares sold		40,592
Dividends receivable		3,347
Interest receivable		139
Distributions receivable from Fidelity Central Funds		125
Receivable from investment adviser for expense reductions		5,469
Other receivables		172
Total assets		15,290,119

Liabilities
Payable to custodian bank	$ 8,335
Payable for investments purchased	260,378
Payable for fund shares redeemed	45,314
Accrued management fee	6,851
Distribution fees payable	6,526
Other affiliated payables	4,319
Other payables and accrued expenses	45,188
Collateral on securities loaned, at value	682,750
Total liabilities		1,059,661

Net Assets		$ 14,230,458
Net Assets consist of:
Paid in capital		$ 29,255,743
Accumulated net investment loss		(688)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,582,023)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,442,574)
Net Assets		$ 14,230,458

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,394,353 ÷ 755,537 shares)	$ 7.14

Maximum offering price per share (100/94.25 of $7.14)	$ 7.58
Class T: Net Asset Value and redemption price per share ($3,862,055 ÷ 551,747 shares)	$ 7.00

Maximum offering price per share (100/96.50 of $7.00)	$ 7.25
Class B: Net Asset Value and offering price per share ($1,073,326 ÷ 160,557 shares)A	$ 6.69

Class C: Net Asset Value and offering price per share ($3,255,754 ÷ 487,572 shares)A	$ 6.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($644,970 ÷ 87,992 shares)	$ 7.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Electronics

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 189,180
Interest		9,144
Income from Fidelity Central Funds		867
Total income		199,191

Expenses
Management fee	$ 89,248
Transfer agent fees	54,911
Distribution fees	86,081
Accounting and security lending fees	6,238
Custodian fees and expenses	33,640
Independent trustees' compensation	91
Registration fees	48,981
Audit	42,228
Legal	134
Miscellaneous	215
Total expenses before reductions	361,767
Expense reductions	(93,231)	268,536
Net investment income (loss)		(69,345)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,767,944
Foreign currency transactions	(727)
Total net realized gain (loss)		2,767,217
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,525,247)
Assets and liabilities in foreign currencies	40
Total change in net unrealized appreciation (depreciation)		(1,525,207)
Net gain (loss)		1,242,010
Net increase (decrease) in net assets resulting from operations		$ 1,172,665

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (69,345)	$ 34,721
Net realized gain (loss)	2,767,217	(3,412,258)
Change in net unrealized appreciation (depreciation)	(1,525,207)	2,662,881
Net increase (decrease) in net assets resulting from operations	1,172,665	(714,656)
Distributions to shareholders from net investment income	(30,683)	-
Share transactions - net increase (decrease)	(1,121,329)	612,433
Redemption fees	1,611	572
Total increase (decrease) in net assets	22,264	(101,651)

Net Assets
Beginning of period	14,208,194	14,309,845
End of period (including accumulated net investment loss of $688 and undistributed net investment income of $33,992, respectively)	$ 14,230,458	$ 14,208,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.59	$ 6.79	$ 9.11	$ 7.38	$ 8.04
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	- G	(.03)	(.04)
Net realized and unrealized gain (loss)	.59	(.24)	(2.32)	1.76	(.62)
Total from investment operations	.58	(.20)	(2.32)	1.73	(.66)
Distributions from net investment income	(.03)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 7.14	$ 6.59	$ 6.79	$ 9.11	$ 7.38
Total Return A, B	8.74%	(2.95)%	(25.47)%	23.44%	(8.21)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	2.44%	1.72%	1.60%	1.50%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.39%	1.38%	1.36%
Net investment income (loss)	(.15)%	.69%	(.02)%	(.35)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,394	$ 5,433	$ 3,970	$ 7,551	$ 7,916
Portfolio turnover rate E	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.46	$ 6.67	$ 8.98	$ 7.29	$ 7.96
Income from Investment Operations
Net investment income (loss) C	(.03)	.02	(.02)	(.05)	(.06)
Net realized and unrealized gain (loss)	.58	(.23)	(2.29)	1.74	(.61)
Total from investment operations	.55	(.21)	(2.31)	1.69	(.67)
Distributions from net investment income	(.01)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 6.46	$ 6.67	$ 8.98	$ 7.29
Total Return A, B	8.50%	(3.15)%	(25.72)%	23.18%	(8.42)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.77%	2.02%	1.89%	1.82%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.64%	1.64%	1.61%
Net investment income (loss)	(.40)%	.44%	(.27)%	(.60)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,862	$ 4,195	$ 4,635	$ 8,103	$ 9,048
Portfolio turnover rate E	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.19	$ 6.43	$ 8.70	$ 7.10	$ 7.78
Income from Investment Operations
Net investment income (loss) C	(.06)	- G	(.06)	(.09)	(.10)
Net realized and unrealized gain (loss)	.56	(.24)	(2.21)	1.69	(.58)
Total from investment operations	.50	(.24)	(2.27)	1.60	(.68)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.69	$ 6.19	$ 6.43	$ 8.70	$ 7.10
Total Return A, B	8.08%	(3.73)%	(26.09)%	22.54%	(8.74)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.73%	3.22%	2.48%	2.36%	2.29%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.15%	2.15%	2.14%	2.13%	2.11%
Net investment income (loss)	(.90)%	(.06)%	(.77)%	(1.10)%	(1.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,073	$ 1,197	$ 2,027	$ 4,572	$ 6,123
Portfolio turnover rate E	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.18	$ 6.42	$ 8.69	$ 7.09	$ 7.77
Income from Investment Operations
Net investment income (loss) C	(.06)	- G	(.06)	(.09)	(.10)
Net realized and unrealized gain (loss)	.56	(.24)	(2.21)	1.69	(.58)
Total from investment operations	.50	(.24)	(2.27)	1.60	(.68)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.68	$ 6.18	$ 6.42	$ 8.69	$ 7.09
Total Return A, B	8.09%	(3.74)%	(26.12)%	22.57%	(8.75)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.72%	3.21%	2.47%	2.34%	2.26%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.14%	2.13%	2.11%
Net investment income (loss)	(.90)%	(.06)%	(.77)%	(1.10)%	(1.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,256	$ 3,016	$ 3,325	$ 8,389	$ 7,009
Portfolio turnover rate E	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.75	$ 6.94	$ 9.30	$ 7.51	$ 8.15
Income from Investment Operations
Net investment income (loss) B	.01	.05	.02	(.01)	(.02)
Net realized and unrealized gain (loss)	.60	(.24)	(2.38)	1.80	(.62)
Total from investment operations	.61	(.19)	(2.36)	1.79	(.64)
Distributions from net investment income	(.03)	-	-	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 7.33	$ 6.75	$ 6.94	$ 9.30	$ 7.51
Total Return A	9.10%	(2.74)%	(25.38)%	23.83%	(7.85)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.64%	2.16%	1.47%	1.26%	1.11%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.11%
Expenses net of all reductions	1.14%	1.15%	1.14%	1.13%	1.07%
Net investment income (loss)	.11%	.94%	.23%	(.10)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 645	$ 367	$ 353	$ 730	$ 750
Portfolio turnover rate D	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Electronics

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 700,582
Gross unrealized depreciation	(3,544,246)
Net unrealized appreciation (depreciation)	$ (2,843,664)

Tax Cost	$ 17,726,706

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (12,180,956)
Net unrealized appreciation (depreciation)	$ (2,843,641)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 30,683	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,287,875 and $13,904,771, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 15,085	$ 421
Class T	.25%	.25%	22,598	168
Class B	.75%	.25%	12,907	9,699
Class C	.75%	.25%	35,491	5,274
			$ 86,081	$ 15,562

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,857
Class T	3,294
Class B*	1,380
Class C*	1,830
$ 14,361

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 20,190.34
Class T	16,723.37
Class B	4,366.34
Class C	11,892.34
Institutional Class	1,740.30
	$ 54,911

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,468 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $63 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $377.

Electronics

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 34,223
Class T	1.65%	27,426
Class B	2.15%	7,476
Class C	2.15%	20,144
Institutional Class	1.15%	2,834
		$ 92,103

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,128 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 22,913	$ -
Class T	5,704	-
Institutional Class	2,066	-
Total	$ 30,683	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	463,925	454,229	$ 3,450,517	$ 2,515,743
Reinvestment of distributions	3,053	-	21,642	-
Shares redeemed	(536,272)	(214,204)	(3,911,247)	(1,126,041)
Net increase (decrease)	(69,294)	240,025	$ (439,088)	$ 1,389,702
Class T
Shares sold	149,748	211,424	$ 1,082,460	$ 1,046,750
Reinvestment of distributions	793	-	5,519	-
Shares redeemed	(248,392)	(256,279)	(1,826,132)	(1,247,787)
Net increase (decrease)	(97,851)	(44,855)	$ (738,153)	$ (201,037)
Class B
Shares sold	71,160	57,656	$ 500,056	$ 278,136
Reinvestment of distributions	-	-	-	-
Shares redeemed	(103,890)	(179,676)	(717,856)	(832,636)
Net increase (decrease)	(32,730)	(122,020)	$ (217,800)	$ (554,500)
Class C
Shares sold	184,365	132,135	$ 1,261,735	$ 684,005
Reinvestment of distributions	-	-	-	-
Shares redeemed	(184,552)	(162,035)	(1,259,598)	(721,474)
Net increase (decrease)	(187)	(29,900)	$ 2,137	$ (37,469)
Institutional Class
Shares sold	94,039	29,924	$ 728,440	$ 158,084
Reinvestment of distributions	194	-	1,410	-
Shares redeemed	(60,662)	(26,319)	(458,275)	(142,347)
Net increase (decrease)	33,571	3,605	$ 271,575	$ 15,737

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Electronics

Fidelity Advisor Energy Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	1.11%	2.26%	7.80%
Class T (incl. 3.50% sales charge) C	3.28%	2.52%	7.84%
Class B (incl. contingent deferred sales charge) A,C	1.45%	2.46%	7.89%
Class C (incl. contingent deferred sales charge) B,C	5.49%	2.74%	7.68%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Energy Fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Class A on July 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Energy

Fidelity Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund: For the year ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 7.28%, 7.03%, 6.45% and 6.49%, respectively (excluding sales charges), falling short of the S&P 500® but ahead of the 6.26% return of the MSCI® U.S. IM Energy 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, the fund benefited from a significant underweighting and solid security selection in the sluggish integrated oil and gas segment, specifically a large underweighting in benchmark goliath Exxon Mobil, whose stock price fell more than 13%. Overweighting the outperforming coal and consumable fuels segment also helped, aided by a 52% increase in coal prices. An overweighting in the oil/gas equipment and services group further contributed. Among individual stocks, top contributors included coal producer Massey Energy and oil-field services providers BJ Services and Smith International, both of which were being acquired. Conversely, poor stock picking in the oil/gas exploration and production group hurt returns and accounted for two of the fund's three biggest detractors. As gas prices fell in the second half of the period, so did the value of our holdings in natural gas firms Petrohawk Energy and Southwestern Energy and global energy services firm Weatherford International. An underweighting in integrated oil and gas firm ConocoPhillips hurt, as the company's stock rose after a restructuring. Another detractor was Transocean, which owned the Deepwater Horizon rig that exploded in the Gulf of Mexico.

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund: For the year ending July 31, 2010, the fund's Institutional Class shares returned 7.60%, falling short of the S&P 500®, but ahead of the 6.26% return of the MSCI® U.S. IM Energy 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, the fund benefited from a significant underweighting and solid security selection in the sluggish integrated oil and gas segment, specifically a large underweighting in benchmark goliath Exxon Mobil, whose stock price fell more than 13%. Overweighting the outperforming coal and consumable fuels segment also helped, aided by a 52% increase in coal prices. An overweighting in the oil/gas equipment and services group further contributed. Among individual stocks, top contributors included coal producer Massey Energy and oil-field services providers BJ Services and Smith International, both of which were being acquired. Conversely, poor stock picking in the oil/gas exploration and production group hurt returns and accounted for two of the fund's three biggest detractors. As gas prices fell in the second half of the period, so did the value of our holdings in natural gas firms Petrohawk Energy and Southwestern Energy and global energy services firm Weatherford International. An underweighting in integrated oil and gas firm ConocoPhillips hurt, as the company's stock rose after a restructuring. Another detractor was Transocean, which owned the Deepwater Horizon rig that exploded in the Gulf of Mexico.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.18%
Actual		$ 1,000.00	$ 957.50	$ 5.73
Hypothetical A		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.40%
Actual		$ 1,000.00	$ 956.40	$ 6.79
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class B	1.93%
Actual		$ 1,000.00	$ 953.90	$ 9.35
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.92%
Actual		$ 1,000.00	$ 954.20	$ 9.30
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Institutional Class	.90%
Actual		$ 1,000.00	$ 959.10	$ 4.37
Hypothetical A		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Energy

Fidelity Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	18.7	6.0
Chevron Corp.	10.2	0.2
Schlumberger Ltd.	5.1	6.9
Marathon Oil Corp.	4.9	3.1
Baker Hughes, Inc.	4.2	0.7
Occidental Petroleum Corp.	3.5	5.2
Southwestern Energy Co.	3.4	5.2
Halliburton Co.	3.4	1.8
Apache Corp.	2.9	1.8
National Oilwell Varco, Inc.	2.5	3.1
	58.8
Top Industries (% of fund's net assets)
As of July 31, 2010
Oil, Gas & Consumable Fuels	65.6%
Energy Equipment & Services	30.6%
Construction & Engineering	1.4%
Semiconductors & Semiconductor Equipment	1.4%
Metals & Mining	0.2%
All Others*	0.8%

As of January 31, 2010
Oil, Gas & Consumable Fuels	57.5%
Energy Equipment & Services	37.2%
Electrical Equipment	2.2%
Construction & Engineering	0.7%
Gas Utilities	0.6%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Energy Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSTRUCTION & ENGINEERING - 1.4%
Construction & Engineering - 1.4%
Jacobs Engineering Group, Inc. (a)	87,271	$ 3,191,500
KBR, Inc.	223,300	4,997,454
		8,188,954
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Itron, Inc. (a)	21,147	1,376,035
ENERGY EQUIPMENT & SERVICES - 30.6%
Oil & Gas Drilling - 7.1%
Atwood Oceanics, Inc. (a)	36,175	983,960
Ensco International Ltd. ADR	191,385	8,001,807
Helmerich & Payne, Inc.	140,453	5,692,560
Hercules Offshore, Inc. (a)	164,594	418,069
Nabors Industries Ltd. (a)	256,122	4,715,206
Noble Corp.	408,289	13,269,393
Northern Offshore Ltd. (a)	514,100	990,363
Pride International, Inc. (a)	39,400	937,326
Transocean Ltd. (a)	153,272	7,082,699
		42,091,383
Oil & Gas Equipment & Services - 23.5%
Baker Hughes, Inc.	514,605	24,839,983
Cameron International Corp. (a)	112,200	4,441,998
Complete Production Services, Inc. (a)	55,054	1,059,790
Core Laboratories NV	46,400	3,584,400
Dresser-Rand Group, Inc. (a)	35,900	1,335,839
Halliburton Co.	676,831	20,223,710
National Oilwell Varco, Inc.	384,057	15,039,672
Oceaneering International, Inc. (a)	188,400	9,322,032
Oil States International, Inc. (a)	25,900	1,189,846
Schlumberger Ltd.	505,500	30,158,130
Smith International, Inc.	318,111	13,195,244
Superior Energy Services, Inc. (a)	115,184	2,625,043
TSC Offshore Group Ltd. (a)	1,705,000	294,136
Weatherford International Ltd. (a)	665,564	10,782,137
Willbros Group, Inc. (a)	209,594	1,917,785
		140,009,745
TOTAL ENERGY EQUIPMENT & SERVICES		182,101,128
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
Zhongyu Gas Holdings Ltd. (a)	6,538,000	639,701
METALS & MINING - 0.2%
Diversified Metals & Mining - 0.2%
Walter Energy, Inc.	19,700	1,404,610
OIL, GAS & CONSUMABLE FUELS - 65.6%
Coal & Consumable Fuels - 5.7%
Alpha Natural Resources, Inc. (a)	332,064	12,728,013
Arch Coal, Inc.	163,629	3,876,371

	Shares	Value
Cloud Peak Energy, Inc.	2,100	$ 32,235
CONSOL Energy, Inc.	189,713	7,110,443
International Coal Group, Inc. (a)	163,454	735,543
Massey Energy Co.	304,179	9,301,794
		33,784,399
Integrated Oil & Gas - 37.8%
BP PLC sponsored ADR	80,950	3,114,147
Chevron Corp.	795,983	60,661,864
Exxon Mobil Corp.	1,865,299	111,321,047
Marathon Oil Corp.	879,146	29,407,434
Occidental Petroleum Corp.	263,979	20,571,883
Suncor Energy, Inc.	600	19,781
		225,096,156
Oil & Gas Exploration & Production - 15.5%
Anadarko Petroleum Corp.	261,084	12,834,889
Apache Corp.	179,339	17,141,222
Canadian Natural Resources Ltd. (d)	41,300	1,422,268
EXCO Resources, Inc.	336,798	4,886,939
Newfield Exploration Co. (a)	174,350	9,320,751
Niko Resources Ltd.	15,800	1,704,270
OPTI Canada, Inc. (a)	143,700	230,658
Painted Pony Petroleum Ltd. Class A (a)	123,500	792,937
Petrobank Energy & Resources Ltd. (a)	23,400	964,045
Petrohawk Energy Corp. (a)	275,878	4,350,596
QEP Resources, Inc. (a)	77,700	2,674,434
Southwestern Energy Co. (a)	563,000	20,521,350
Talisman Energy, Inc.	165,200	2,820,429
Ultra Petroleum Corp. (a)	24,089	1,020,651
Whiting Petroleum Corp. (a)	135,010	11,882,230
		92,567,669
Oil & Gas Refining & Marketing - 6.6%
CVR Energy, Inc. (a)	39,200	317,520
Frontier Oil Corp.	472,723	5,809,766
Holly Corp.	224,132	5,991,048
Petroplus Holdings AG	67,010	1,038,396
Sunoco, Inc.	326,578	11,649,037
Tesoro Corp.	167,000	2,155,970
Valero Energy Corp.	519,363	8,823,977
Western Refining, Inc. (a)(d)	188,200	997,460
World Fuel Services Corp.	88,608	2,308,238
		39,091,412
TOTAL OIL, GAS & CONSUMABLE FUELS		390,539,636
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
Semiconductor Equipment - 0.1%
centrotherm photovoltaics AG (a)	25,223	1,024,037
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - 1.3%
First Solar, Inc. (a)(d)	50,200	$ 6,297,590
JA Solar Holdings Co. Ltd. ADR (a)(d)	226,595	1,348,240
		7,645,830
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		8,669,867
TOTAL COMMON STOCKS (Cost $615,340,541)		592,919,931
Convertible Bonds - 0.0%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
SunPower Corp. 4.75% 4/15/14 (Cost $320,000)	$ 320,000	260,400
Money Market Funds - 2.5%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	3,947,361	$ 3,947,361
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	10,741,700	10,741,700
TOTAL MONEY MARKET FUNDS (Cost $14,689,061)		14,689,061
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $630,349,602)		607,869,392
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(12,147,703)
NET ASSETS - 100%		$ 595,721,689
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,924
Fidelity Securities Lending Cash Central Fund	181,909
Total	$ 192,833
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 592,919,931	$ 592,919,931	$ -	$ -
Convertible Bonds	260,400	-	260,400	-
Money Market Funds	14,689,061	14,689,061	-	-
Total Investments in Securities:	$ 607,869,392	$ 607,608,992	$ 260,400	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.9%
Switzerland	5.4%
Netherlands Antilles	5.1%
United Kingdom	1.8%
Canada	1.5%
Others (Individually Less Than 1%)	1.3%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $108,925,305 of which $106,222,894 and $2,702,411 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Energy

Fidelity Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $9,941,001) - See accompanying schedule: Unaffiliated issuers (cost $615,660,541)	$ 593,180,331
Fidelity Central Funds (cost $14,689,061)	14,689,061
Total Investments (cost $630,349,602)		$ 607,869,392
Receivable for investments sold		8,358,277
Receivable for fund shares sold		399,330
Dividends receivable		132,929
Interest receivable		4,433
Distributions receivable from Fidelity Central Funds		5,420
Other receivables		8,464
Total assets		616,778,245

Liabilities
Payable for investments purchased	$ 8,368,052
Payable for fund shares redeemed	1,225,480
Accrued management fee	272,533
Distribution fees payable	243,375
Other affiliated payables	163,198
Other payables and accrued expenses	42,218
Collateral on securities loaned, at value	10,741,700
Total liabilities		21,056,556

Net Assets		$ 595,721,689
Net Assets consist of:
Paid in capital		$ 741,162,000
Accumulated net investment loss		(116)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(122,960,068)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(22,480,127)
Net Assets		$ 595,721,689

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($214,406,603 ÷ 7,740,353 shares)	$ 27.70

Maximum offering price per share (100/94.25 of $27.70)	$ 29.39
Class T: Net Asset Value and redemption price per share ($219,051,206 ÷ 7,731,919 shares)	$ 28.33

Maximum offering price per share (100/96.50 of $28.33)	$ 29.36
Class B: Net Asset Value and offering price per share ($44,330,022 ÷ 1,700,871 shares)A	$ 26.06

Class C: Net Asset Value and offering price per share ($90,595,987 ÷ 3,451,365 shares)A	$ 26.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($27,337,871 ÷ 947,074 shares)	$ 28.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 6,544,549
Interest		15,263
Income from Fidelity Central Funds		192,833
Total income		6,752,645

Expenses
Management fee	$ 3,655,489
Transfer agent fees	1,976,034
Distribution fees	3,295,603
Accounting and security lending fees	248,793
Custodian fees and expenses	33,180
Independent trustees' compensation	3,840
Registration fees	100,943
Audit	52,085
Legal	3,134
Miscellaneous	10,347
Total expenses before reductions	9,379,448
Expense reductions	(37,926)	9,341,522
Net investment income (loss)		(2,588,877)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	85,319,102
Foreign currency transactions	(100,116)
Total net realized gain (loss)		85,218,986
Change in net unrealized appreciation (depreciation) on: Investment securities	(40,712,080)
Assets and liabilities in foreign currencies	25
Total change in net unrealized appreciation (depreciation)		(40,712,055)
Net gain (loss)		44,506,931
Net increase (decrease) in net assets resulting from operations		$ 41,918,054

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,588,877)	$ (2,256,368)
Net realized gain (loss)	85,218,986	(205,660,800)
Change in net unrealized appreciation (depreciation)	(40,712,055)	(183,346,614)
Net increase (decrease) in net assets resulting from operations	41,918,054	(391,263,782)
Distributions to shareholders from net realized gain	-	(137,595,735)
Share transactions - net increase (decrease)	(40,286,664)	82,598,513
Redemption fees	43,053	78,335
Total increase (decrease) in net assets	1,674,443	(446,182,669)

Net Assets
Beginning of period	594,047,246	1,040,229,915
End of period (including accumulated net investment loss of $116 and accumulated net investment loss of $108, respectively)	$ 595,721,689	$ 594,047,246

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.82	$ 50.24	$ 48.28	$ 46.39	$ 40.93
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.17)	(.02) F	(.04)
Net realized and unrealized gain (loss)	1.93	(17.48)	5.59	8.42	12.30
Total from investment operations	1.88	(17.52)	5.42	8.40	12.26
Distributions from net realized gain	-	(6.90)	(3.46)	(6.51)	(6.81)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 27.70	$ 25.82	$ 50.24	$ 48.28	$ 46.39
Total Return A, B	7.28%	(38.86)%	11.52%	22.08%	32.90%
Ratios to Average Net Assets D,G
Expenses before reductions	1.20%	1.22%	1.14%	1.19%	1.21%
Expenses net of fee waivers, if any	1.20%	1.22%	1.14%	1.19%	1.21%
Expenses net of all reductions	1.19%	1.21%	1.14%	1.19%	1.17%
Net investment income (loss)	(.16)%	(.14)%	(.32)%	(.05)% F	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 214,407	$ 216,595	$ 355,200	$ 268,108	$ 204,391
Portfolio turnover rate E	103%	148%	90%	80%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.47	$ 51.40	$ 49.26	$ 47.18	$ 41.46
Income from Investment Operations
Net investment income (loss) C	(.11)	(.10)	(.29)	(.11)F	(.13)
Net realized and unrealized gain (loss)	1.97	(17.93)	5.72	8.61	12.49
Total from investment operations	1.86	(18.03)	5.43	8.50	12.36
Distributions from net realized gain	-	(6.90)	(3.29)	(6.42)	(6.65)
Redemption fees added to paid in capital C	- H	-H	-H	-H	.01
Net asset value, end of period	$ 28.33	$ 26.47	$ 51.40	$ 49.26	$ 47.18
Total Return A, B	7.03%	(38.99)%	11.27%	21.84%	32.60%
Ratios to Average Net Assets D, G
Expenses before reductions	1.41%	1.45%	1.36%	1.40%	1.42%
Expenses net of fee waivers, if any	1.41%	1.45%	1.36%	1.40%	1.42%
Expenses net of all reductions	1.41%	1.45%	1.35%	1.39%	1.38%
Net investment income (loss)	(.37)%	(.38)%	(.54)%	(.26)% F	(.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 219,051	$ 224,376	$ 407,784	$ 382,222	$ 362,272
Portfolio turnover rate E	103%	148%	90%	80%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 24.48	$ 48.35	$ 46.64	$ 45.10	$ 39.89
Income from Investment Operations
Net investment income (loss) C	(.25)	(.22)	(.56)	(.34) F	(.35)
Net realized and unrealized gain (loss)	1.83	(16.75)	5.41	8.17	11.98
Total from investment operations	1.58	(16.97)	4.85	7.83	11.63
Distributions from net realized gain	-	(6.90)	(3.14)	(6.29)	(6.43)
Redemption fees added to paid in capital C	- H	-H	-H	-H	.01
Net asset value, end of period	$ 26.06	$ 24.48	$ 48.35	$ 46.64	$ 45.10
Total Return A, B	6.45%	(39.31)%	10.62%	21.18%	31.86%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	1.96%	1.93%	1.96%	1.96%
Expenses net of fee waivers, if any	1.96%	1.96%	1.93%	1.96%	1.96%
Expenses net of all reductions	1.95%	1.96%	1.93%	1.95%	1.92%
Net investment income (loss)	(.92)%	(.89)%	(1.11)%	(.82)% F	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,330	$ 47,795	$ 98,602	$ 116,487	$ 130,973
Portfolio turnover rate E	103%	148%	90%	80%	139%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 24.65	$ 48.63	$ 46.88	$ 45.33	$ 40.10
Income from Investment Operations
Net investment income (loss)C	(.25)	(.21)	(.54)	(.32)F	(.34)
Net realized and unrealized gain (loss)	1.85	(16.87)	5.45	8.20	12.06
Total from investment operations	1.60	(17.08)	4.91	7.88	11.72
Distributions from net realized gain	-	(6.90)	(3.16)	(6.33)	(6.50)
Redemption fees added to paid in capitalC	- H	- H	- H	- H	.01
Net asset value, end of period	$ 26.25	$ 24.65	$ 48.63	$ 46.88	$ 45.33
Total ReturnA, B	6.49%	(39.31)%	10.71%	21.22%	31.96%
Ratios to Average Net Assets D, G
Expenses before reductions	1.94%	1.96%	1.87%	1.91%	1.92%
Expenses net of fee waivers, if any	1.94%	1.96%	1.87%	1.91%	1.92%
Expenses net of all reductions	1.93%	1.95%	1.87%	1.91%	1.88%
Net investment income (loss)	(.90)%	(.88)%	(1.05)%	(.77)% F	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,596	$ 86,650	$ 156,393	$ 135,072	$ 125,424
Portfolio turnover rateE	103%	148%	90%	80%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.83	$ 51.76	$ 49.68	$ 47.48	$ 41.76
Income from Investment Operations
Net investment income (loss)B	.04	.03	(.02)	.11E	.12
Net realized and unrealized gain (loss)	2.00	(18.06)	5.74	8.67	12.56
Total from investment operations	2.04	(18.03)	5.72	8.78	12.68
Distributions from net realized gain	-	(6.90)	(3.64)	(6.58)	(6.97)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 28.87	$ 26.83	$ 51.76	$ 49.68	$ 47.48
Total ReturnA	7.60%	(38.68)%	11.83%	22.47%	33.35%
Ratios to Average Net Assets C, F
Expenses before reductions	.90%	.95%	.85%	.88%	.87%
Expenses net of fee waivers, if any	.90%	.95%	.85%	.88%	.87%
Expenses net of all reductions	.90%	.94%	.85%	.88%	.83%
Net investment income (loss)	.14%	.13%	(.03)%	.25% E	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,338	$ 18,631	$ 22,250	$ 17,127	$ 19,553
Portfolio turnover rate D	103%	148%	90%	80%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Energy

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 38,811,239
Gross unrealized depreciation	(75,326,212)
Net unrealized appreciation (depreciation)	$ (36,514,973)

Tax Cost	$ 644,384,365

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (108,925,305)
Net unrealized appreciation (depreciation)	$ (36,514,890)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Long-term Capital Gains	$ -	$ 137,595,735

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $652,847,020 and $697,223,654, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 595,584	$ 12,445
Class T	.25%	.25%	1,219,542	6,862
Class B	.75%	.25%	504,338	378,914
Class C	.75%	.25%	976,139	167,819
			$ 3,295,603	$ 566,040

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Energy

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 169,334
Class T	29,608
Class B*	97,377
Class C*	12,015
$ 308,334

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 758,087.32
Class T	689,022.28
Class B	165,953.33
Class C	298,434.31
Institutional Class	64,538.27
	$ 1,976,034

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,171 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,602 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $181,909.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $37,926 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net realized gain
Class A	$ -	$ 46,997,290
Class T	-	53,170,678
Class B	-	13,492,835
Class C	-	21,034,743
Institutional Class	-	2,900,189
Total	$ -	$ 137,595,735

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	2,475,060	3,517,345	$ 72,154,427	$ 85,305,714
Reinvestment of distributions	-	1,158,188	-	42,134,872
Shares redeemed	(3,122,404)	(3,358,560)	(89,993,205)	(88,397,497)
Net increase (decrease)	(647,344)	1,316,973	$ (17,838,778)	$ 39,043,089
Class T
Shares sold	1,265,490	2,191,463	$ 38,114,553	$ 53,583,018
Reinvestment of distributions	-	1,332,408	-	49,792,078
Shares redeemed	(2,010,804)	(2,980,646)	(59,843,042)	(77,608,101)
Net increase (decrease)	(745,314)	543,225	$ (21,728,489)	$ 25,766,995
Class B
Shares sold	320,063	529,128	$ 8,832,050	$ 12,513,157
Reinvestment of distributions	-	339,485	-	11,786,924
Shares redeemed	(571,409)	(955,690)	(15,635,733)	(23,571,286)
Net increase (decrease)	(251,346)	(87,077)	$ (6,803,683)	$ 728,795
Class C
Shares sold	819,751	1,217,008	$ 22,984,733	$ 28,382,837
Reinvestment of distributions	-	507,064	-	17,726,948
Shares redeemed	(883,306)	(1,425,212)	(24,290,742)	(35,998,056)
Net increase (decrease)	(63,555)	298,860	$ (1,306,009)	$ 10,111,729
Institutional Class
Shares sold	669,423	470,080	$ 20,180,428	$ 12,030,140
Reinvestment of distributions	-	54,219	-	2,044,586
Shares redeemed	(416,730)	(259,760)	(12,790,133)	(7,126,821)
Net increase (decrease)	252,693	264,539	$ 7,390,295	$ 6,947,905

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Energy

Fidelity Advisor Financial Services Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.31%	-9.61%	-1.64%
Class T (incl. 3.50% sales charge)	5.44%	-9.41%	-1.64%
Class B (incl. contingent deferred sales charge) A	3.78%	-9.48%	-1.57%
Class C (incl. contingent deferred sales charge) B	7.79%	-9.19%	-1.75%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class A on July 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Financial Services

Fidelity Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Advisor Financial Services Fund: For the year ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 9.61%, 9.26%, 8.78% and 8.79%, respectively (excluding sales charges). Performance lagged both the S&P 500® and the 16.64% gain of the MSCI® U.S. IM Financials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Industry allocations caused the fund to lag the MSCI index, as a sizable overweighting in the weak-performing investment banking/brokerage segment more than offset the benefit of an underweighting in other diversified financial services. Individual detractors included Xinyuan Real Estate, a Chinese real estate developer hurt by signs the country's economy was slowing, and China Finance Online, a financial services technology provider vulnerable to a market downturn. In addition, Gleacher, a small-cap investment bank, suffered from an earnings shortfall. Some of these stocks were not in the index, and Xinyuan was not held at period end. Top contributors included Genworth Financial, a multi-line insurer that reported strong earnings, and Citigroup, a diversified financial services company that benefited from a successful capital raise, improved credit conditions and expectations that the U.S. Treasury would sell its stake in the company.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Advisor Financial Services Fund: For the year ending July 31, 2010, the fund's Institutional Class shares returned 9.99%. Performance lagged both the S&P 500® and the 16.64% gain of the MSCI® U.S. IM Financials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Industry allocations caused the fund to lag the MSCI index, as a sizable overweighting in the weak performing investment banking/brokerage segment more than offset the benefit from an underweighting in other diversified financial services. Individual detractors included Xinyuan Real Estate, a Chinese real estate developer hurt by signs the country's economy was slowing, and China Finance Online, a financial services technology provider vulnerable to a market downturn. In addition, Gleacher, a small-cap investment bank, suffered from an earnings shortfall. Some of these stocks were not in the index, and Xinyuan was not held at period end. Top contributors included Genworth Financial, a multi-line insurer that reported strong earnings, and Citigroup, a diversified financial services company that benefited from a successful capital raise, improved credit conditions and expectations that the U.S. Treasury would sell its stake in the company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.25%
Actual		$ 1,000.00	$ 990.40	$ 6.17
Hypothetical A		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.50%
Actual		$ 1,000.00	$ 988.50	$ 7.40
Hypothetical A		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	2.00%
Actual		$ 1,000.00	$ 986.30	$ 9.85
Hypothetical A		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 987.20	$ 9.85
Hypothetical A		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	.98%
Actual		$ 1,000.00	$ 992.50	$ 4.84
Hypothetical A		$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Financial Services

Fidelity Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
SunTrust Banks, Inc.	5.5	1.2
Regions Financial Corp.	5.3	1.9
Zions Bancorporation	5.1	4.8
Synovus Financial Corp.	5.1	0.0
Citigroup, Inc.	4.9	4.8
JPMorgan Chase & Co.	4.9	5.0
Morgan Stanley	4.8	4.2
Moody's Corp.	4.5	2.6
MasterCard, Inc. Class A	4.3	0.4
Visa, Inc. Class A	4.1	0.0
	48.5
Top Industries (% of fund's net assets)
As of July 31, 2010
Commercial Banks	40.9%
Diversified Financial Services	19.4%
Capital Markets	18.4%
IT Services	11.2%
Insurance	4.6%
All Others*	5.5%

As of January 31, 2010
Commercial Banks	39.9%
Capital Markets	23.9%
Diversified Financial Services	18.0%
Insurance	7.1%
Media	4.7%
All Others*	6.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Financial Services Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
CAPITAL MARKETS - 18.4%
Asset Management & Custody Banks - 4.8%
AllianceBernstein Holding LP	49,852	$ 1,330,051
EFG International	147,899	1,746,587
Franklin Resources, Inc.	12,178	1,224,863
Janus Capital Group, Inc.	36,400	381,472
Legg Mason, Inc.	41,453	1,197,577
Northern Trust Corp.	14,340	673,837
T. Rowe Price Group, Inc.	8,400	405,132
U.S. Global Investments, Inc. Class A	31,848	192,043
		7,151,562
Diversified Capital Markets - 0.6%
Credit Suisse Group sponsored ADR	20,600	934,622
Investment Banking & Brokerage - 13.0%
Evercore Partners, Inc. Class A	54,700	1,284,356
GFI Group, Inc.	433,378	2,552,596
Gleacher & Co., Inc. (a)	353,770	707,540
Goldman Sachs Group, Inc.	18,623	2,808,721
Jefferies Group, Inc.	125,209	3,091,410
MF Global Holdings Ltd. (a)	269,125	1,730,474
Morgan Stanley	268,500	7,246,815
		19,421,912
TOTAL CAPITAL MARKETS		27,508,096
COMMERCIAL BANKS - 40.9%
Diversified Banks - 7.2%
Banco Macro SA sponsored ADR	12,643	480,055
BBVA Banco Frances SA sponsored ADR	69,283	547,336
China Citic Bank Corp. Ltd. Class H	5,057,000	3,411,481
China Merchants Bank Co. Ltd. (H Shares)	135,600	362,240
Comerica, Inc.	57,900	2,221,044
U.S. Bancorp, Delaware	93,800	2,241,820
Wells Fargo & Co.	54,500	1,511,285
		10,775,261
Regional Banks - 33.7%
Atlantic Southern Financial Group, Inc. (a)(d)	14,602	14,894
Bancorp New Jersey, Inc.	3,062	37,448
BancTrust Financial Group, Inc. (d)	28,700	88,396
Bar Harbor Bankshares	1,132	30,338
BB&T Corp.	44,400	1,102,452
Boston Private Financial Holdings, Inc.	31,200	206,232
Bridge Capital Holdings (a)	4,470	41,571
Cathay General Bancorp	14,700	172,872
Chicopee Bancorp, Inc. (a)	2,500	28,450
Citizens Banking Corp., Michigan (a)	1,044,600	944,527
City National Corp.	44,600	2,527,482
CoBiz, Inc. (d)	223,900	1,412,809
Evans Bancorp, Inc.	2,675	34,775
Fifth Third Bancorp	68,362	868,881
First Interstate Bancsystem, Inc.	40,500	538,650

	Shares	Value
Glacier Bancorp, Inc.	114,617	$ 1,831,580
Huntington Bancshares, Inc.	79,800	483,588
Landmark Bancorp, Inc.	1,183	18,632
Marshall & Ilsley Corp.	303,900	2,136,417
MidWestOne Financial Group, Inc. (d)	3,400	50,966
Monroe Bancorp	5,250	23,730
Nara Bancorp, Inc. (a)	36,404	261,017
Oriental Financial Group, Inc.	45,100	638,616
PNC Financial Services Group, Inc.	1,445	85,819
Preferred Bank, Los Angeles California (a)(d)	8,800	16,720
Regions Financial Corp.	1,071,981	7,857,621
Salisbury Bancorp, Inc.	1,500	33,900
Savannah Bancorp, Inc.	29,131	284,027
Southwest Bancorp, Inc., Oklahoma	7,300	106,215
Sterling Bancshares, Inc.	48,200	250,158
Sun Bancorp, Inc., New Jersey (a)	21,747	116,129
SunTrust Banks, Inc.	316,266	8,207,103
SVB Financial Group (a)	33,612	1,451,702
Synovus Financial Corp. (d)	2,902,900	7,605,598
Umpqua Holdings Corp.	92,884	1,163,837
United Security Bancshares, California (d)	6,861	28,816
Valley National Bancorp	23,205	336,705
Washington Trust Bancorp, Inc.	2,600	50,336
West Bancorp., Inc. (a)	6,500	43,485
Western Alliance Bancorp. (a)	10,800	78,516
Wintrust Financial Corp.	53,619	1,668,623
Zions Bancorporation	346,234	7,682,932
		50,562,565
TOTAL COMMERCIAL BANKS		61,337,826
CONSUMER FINANCE - 2.6%
Consumer Finance - 2.6%
Capital One Financial Corp.	34,000	1,439,220
SLM Corp. (a)	205,203	2,462,436
		3,901,656
DIVERSIFIED FINANCIAL SERVICES - 19.4%
Other Diversified Financial Services - 13.1%
Bank of America Corp.	353,559	4,963,968
Citigroup, Inc. (a)	1,806,220	7,405,502
JPMorgan Chase & Co.	181,372	7,305,664
		19,675,134
Specialized Finance - 6.3%
CME Group, Inc.	8,400	2,341,920
IntercontinentalExchange, Inc. (a)	1,400	147,868
JSE Ltd.	20,600	200,513
Moody's Corp. (d)	287,451	6,769,471
		9,459,772
TOTAL DIVERSIFIED FINANCIAL SERVICES		29,134,906
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.3%
Casinos & Gaming - 0.3%
Wynn Macau Ltd.	252,800	$ 430,256
INSURANCE - 4.6%
Life & Health Insurance - 0.1%
Symetra Financial Corp.	19,000	221,540
Multi-Line Insurance - 3.2%
Genworth Financial, Inc. Class A (a)	267,635	3,634,483
Hartford Financial Services Group, Inc.	47,700	1,116,657
		4,751,140
Property & Casualty Insurance - 1.3%
ACE Ltd.	16,500	875,820
CNA Financial Corp. (a)	30,695	861,302
United Fire & Casualty Co.	9,000	192,960
		1,930,082
TOTAL INSURANCE		6,902,762
INTERNET SOFTWARE & SERVICES - 0.9%
Internet Software & Services - 0.9%
China Finance Online Co. Ltd. ADR (a)(d)	168,015	1,328,999
IT SERVICES - 11.2%
Data Processing & Outsourced Services - 11.2%
CoreLogic, Inc. (a)	106,180	2,126,785
Euronet Worldwide, Inc. (a)	59,803	938,907
MasterCard, Inc. Class A	30,319	6,368,203
MoneyGram International, Inc. (a)	476,265	1,243,052
Visa, Inc. Class A	83,519	6,126,119
		16,803,066
MEDIA - 0.9%
Advertising - 0.0%
SearchMedia Holdings Ltd. (a)	4,261	13,550
Publishing - 0.9%
McGraw-Hill Companies, Inc.	45,190	1,386,881
TOTAL MEDIA		1,400,431
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Real Estate Development - 0.3%
Central China Real Estate Ltd.	1,753,000	451,368

	Shares	Value
SPECIALTY RETAIL - 0.1%
Home Improvement Retail - 0.1%
Home Depot, Inc.	6,600	$ 188,166
THRIFTS & MORTGAGE FINANCE - 0.7%
Thrifts & Mortgage Finance - 0.7%
BofI Holding, Inc. (a)	16,300	254,606
Cheviot Financial Corp.	20,185	161,480
First Financial Northwest, Inc.	4,800	21,888
Mayflower Bancorp, Inc.	3,946	30,621
Ocean Shore Holding Co.	17,768	187,630
Osage Bancshares, Inc.	8,968	67,260
Washington Federal, Inc.	21,404	372,430
		1,095,915
TOTAL COMMON STOCKS (Cost $155,144,907)		150,483,447
Money Market Funds - 8.5%

Fidelity Cash Central Fund, 0.24% (b)	820,281	820,281
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	11,896,853	11,896,853
TOTAL MONEY MARKET FUNDS (Cost $12,717,134)		12,717,134
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $167,862,041)		163,200,581
NET OTHER ASSETS (LIABILITIES) - (8.8)%		(13,213,219)
NET ASSETS - 100%		$ 149,987,362
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,073
Fidelity Securities Lending Cash Central Fund	89,737
Total	$ 96,810
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $78,880,478 of which $55,672,202 and $23,208,276 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Fidelity Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $11,459,892) - See accompanying schedule: Unaffiliated issuers (cost $155,144,907)	$ 150,483,447
Fidelity Central Funds (cost $12,717,134)	12,717,134
Total Investments (cost $167,862,041)		$ 163,200,581
Receivable for investments sold		244,211
Receivable for fund shares sold		44,181
Dividends receivable		108,764
Distributions receivable from Fidelity Central Funds		3,912
Other receivables		18,130
Total assets		163,619,779

Liabilities
Payable for investments purchased	$ 1,239,530
Payable for fund shares redeemed	278,222
Accrued management fee	68,217
Distribution fees payable	61,958
Other affiliated payables	42,223
Other payables and accrued expenses	45,414
Collateral on securities loaned, at value	11,896,853
Total liabilities		13,632,417

Net Assets		$ 149,987,362
Net Assets consist of:
Paid in capital		$ 237,730,063
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,082,221)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,660,480)
Net Assets		$ 149,987,362

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($69,722,662 ÷ 6,734,878 shares)	$ 10.35

Maximum offering price per share (100/94.25 of $10.35)	$ 10.98
Class T: Net Asset Value and redemption price per share ($33,310,423 ÷ 3,226,357 shares)	$ 10.32

Maximum offering price per share (100/96.50 of $10.32)	$ 10.69
Class B: Net Asset Value and offering price per share ($10,991,900 ÷ 1,089,654 shares)A	$ 10.09

Class C: Net Asset Value and offering price per share ($30,804,176 ÷ 3,081,075 shares)A	$ 10.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,158,201 ÷ 489,153 shares)	$ 10.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 1,707,384
Interest		47
Income from Fidelity Central Funds		96,810
Total income		1,804,241

Expenses
Management fee	$ 898,528
Transfer agent fees	521,166
Distribution fees	818,349
Accounting and security lending fees	64,789
Custodian fees and expenses	49,120
Independent trustees' compensation	1,022
Registration fees	55,469
Audit	47,900
Legal	996
Miscellaneous	2,562
Total expenses before reductions	2,459,901
Expense reductions	(88,191)	2,371,710
Net investment income (loss)		(567,469)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,142,373
Foreign currency transactions	47,666
Total net realized gain (loss)		36,190,039
Change in net unrealized appreciation (depreciation) on: Investment securities	(22,169,925)
Assets and liabilities in foreign currencies	697
Total change in net unrealized appreciation (depreciation)		(22,169,228)
Net gain (loss)		14,020,811
Net increase (decrease) in net assets resulting from operations		$ 13,453,342

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (567,469)	$ 2,607,315
Net realized gain (loss)	36,190,039	(88,858,385)
Change in net unrealized appreciation (depreciation)	(22,169,228)	30,047,773
Net increase (decrease) in net assets resulting from operations	13,453,342	(56,203,297)
Distributions to shareholders from net investment income	(1,313,190)	(3,219,822)
Distributions to shareholders from net realized gain	-	(320,528)
Total distributions	(1,313,190)	(3,540,350)
Share transactions - net increase (decrease)	(11,450,926)	1,444,825
Redemption fees	4,230	13,297
Total increase (decrease) in net assets	693,456	(58,285,525)

Net Assets
Beginning of period	149,293,906	207,579,431
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,248,708, respectively)	$ 149,987,362	$ 149,293,906

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 13.18	$ 21.02	$ 23.34	$ 23.01
Income from Investment Operations
Net investment income (loss) C	(.01)	.19	.30	.23	.20
Net realized and unrealized gain (loss)	.93	(3.58)	(6.41)	.92	2.02
Total from investment operations	.92	(3.39)	(6.11)	1.15	2.22
Distributions from net investment income	(.10)	(.24)	(.27)	(.22)	(.26)
Distributions from net realized gain	-	(.02)	(1.46)	(3.25)	(1.63)
Total distributions	(.10)	(.26)	(1.73)	(3.47) H	(1.89)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.35	$ 9.53	$ 13.18	$ 21.02	$ 23.34
Total Return A, B	9.61%	(25.87)%	(31.67)%	4.54%	10.32%
Ratios to Average Net Assets D, F
Expenses before reductions	1.27%	1.29%	1.21%	1.23%	1.25%
Expenses net of fee waivers, if any	1.27%	1.29%	1.21%	1.23%	1.25%
Expenses net of all reductions	1.22%	1.28%	1.21%	1.22%	1.23%
Net investment income (loss)	(.09)%	2.12%	1.75%	1.01%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,723	$ 68,245	$ 90,037	$ 106,722	$ 85,356
Portfolio turnover rate E	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 13.14	$ 20.94	$ 23.26	$ 22.87
Income from Investment Operations
Net investment income (loss) C	(.04)	.16	.26	.18	.15
Net realized and unrealized gain (loss)	.92	(3.56)	(6.41)	.91	2.02
Total from investment operations	.88	(3.40)	(6.15)	1.09	2.17
Distributions from net investment income	(.08)	(.20)	(.19)	(.16)	(.15)
Distributions from net realized gain	-	(.02)	(1.46)	(3.25)	(1.63)
Total distributions	(.08)	(.22)	(1.65)	(3.41)H	(1.78)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.32	$ 9.52	$ 13.14	$ 20.94	$ 23.26
Total Return A, B	9.26%	(26.00)%	(31.85)%	4.25%	10.11%
Ratios to Average Net Assets D, F
Expenses before reductions	1.53%	1.55%	1.47%	1.46%	1.47%
Expenses net of fee waivers, if any	1.53%	1.55%	1.47%	1.46%	1.47%
Expenses net of all reductions	1.47%	1.54%	1.47%	1.46%	1.46%
Net investment income (loss)	(.35)%	1.86%	1.50%	.77%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,310	$ 34,927	$ 53,526	$ 95,426	$ 113,344
Portfolio turnover rate E	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 12.85	$ 20.44	$ 22.75	$ 22.33
Income from Investment Operations
Net investment income (loss) C	(.09)	.12	.18	.06	.03
Net realized and unrealized gain (loss)	.91	(3.50)	(6.29)	.89	1.97
Total from investment operations	.82	(3.38)	(6.11)	.95	2.00
Distributions from net investment income	(.06)	(.12)	(.04)	(.02)	(.01)
Distributions from net realized gain	-	(.02)	(1.44)	(3.25)	(1.57)
Total distributions	(.06)	(.14)	(1.48)	(3.26)H	(1.58)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.09	$ 9.33	$ 12.85	$ 20.44	$ 22.75
Total Return A, B	8.78%	(26.35)%	(32.21)%	3.71%	9.52%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.04%	1.96%	1.98%	1.99%
Expenses net of fee waivers, if any	2.02%	2.04%	1.96%	1.98%	1.99%
Expenses net of all reductions	1.97%	2.03%	1.96%	1.98%	1.98%
Net investment income (loss)	(.85)%	1.38%	1.01%	.25%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,992	$ 12,477	$ 20,420	$ 64,837	$ 113,652
Portfolio turnover rate E	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 12.78	$ 20.40	$ 22.74	$ 22.34
Income from Investment Operations
Net investment income (loss) C	(.09)	.12	.17	.06	.04
Net realized and unrealized gain (loss)	.90	(3.48)	(6.24)	.90	1.98
Total from investment operations	.81	(3.36)	(6.07)	.96	2.02
Distributions from net investment income	(.06)	(.15)	(.09)	(.05)	(.02)
Distributions from net realized gain	-	(.02)	(1.46)	(3.25)	(1.60)
Total distributions	(.06)	(.17)	(1.55)	(3.30)H	(1.62)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.00	$ 9.25	$ 12.78	$ 20.40	$ 22.74
Total Return A, B	8.79%	(26.38)%	(32.18)%	3.75%	9.58%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.04%	1.96%	1.94%	1.94%
Expenses net of fee waivers, if any	2.02%	2.04%	1.96%	1.94%	1.94%
Expenses net of all reductions	1.96%	2.03%	1.96%	1.94%	1.93%
Net investment income (loss)	(.84)%	1.37%	1.01%	.29%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,804	$ 29,849	$ 37,777	$ 55,219	$ 62,469
Portfolio turnover rate E	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.69	$ 13.38	$ 21.32	$ 23.63	$ 23.29
Income from Investment Operations
Net investment income (loss) B	.02	.21	.36	.31	.29
Net realized and unrealized gain (loss)	.95	(3.63)	(6.51)	.93	2.05
Total from investment operations	.97	(3.42)	(6.15)	1.24	2.34
Distributions from net investment income	(.11)	(.25)	(.33)	(.30)	(.37)
Distributions from net realized gain	-	(.02)	(1.46)	(3.25)	(1.63)
Total distributions	(.11)	(.27)	(1.79)	(3.55) G	(2.00)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.55	$ 9.69	$ 13.38	$ 21.32	$ 23.63
Total Return A	9.99%	(25.68)%	(31.47)%	4.88%	10.78%
Ratios to Average Net Assets C, E
Expenses before reductions	.99%	1.04%	.93%	.89%	.86%
Expenses net of fee waivers, if any	.99%	1.04%	.93%	.89%	.86%
Expenses net of all reductions	.94%	1.03%	.92%	.88%	.85%
Net investment income (loss)	.19%	2.37%	2.04%	1.34%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,158	$ 3,797	$ 5,819	$ 8,474	$ 11,892
Portfolio turnover rate D	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Financial Services

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,146,053
Gross unrealized depreciation	(17,009,256)
Net unrealized appreciation (depreciation)	$ (8,863,203)

Tax Cost	$ 172,063,784

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (78,880,478)
Net unrealized appreciation (depreciation)	$ (8,862,224)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 1,313,190	$ 3,219,822
Long-term Capital Gains	-	320,528
Total	$ 1,313,190	$ 3,540,350

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $396,434,784 and $406,742,858, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 185,547	$ 1,757
Class T	.25%	.25%	183,356	1,004
Class B	.75%	.25%	126,266	94,883
Class C	.75%	.25%	323,180	58,297
			$ 818,349	$ 155,941

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 30,993
Class T	7,776
Class B*	29,738
Class C*	6,418
$ 74,925

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Financial Services

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 239,982.32
Class T	121,430.33
Class B	41,153.33
Class C	104,299.32
Institutional Class	14,302.29
	$ 521,166

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,566 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $638 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $89,737.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $88,191 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 686,640	$ 1,698,174
Class T	298,090	781,807
Class B	78,308	182,682
Class C	206,470	461,265
Institutional Class	43,682	95,894
Total	$ 1,313,190	$ 3,219,822
From net realized gain
Class A	$ -	$ 139,687
Class T	-	80,989
Class B	-	31,565
Class C	-	60,568
Institutional Class	-	7,719
Total	$ -	$ 320,528

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	2,082,714	2,723,908	$ 22,402,196	$ 24,853,928
Reinvestment of distributions	58,808	159,397	610,428	1,638,390
Shares redeemed	(2,567,565)	(2,556,039)	(27,335,650)	(22,026,835)
Net increase (decrease)	(426,043)	327,266	$ (4,323,026)	$ 4,465,483
Class T
Shares sold	481,524	995,392	$ 5,227,941	$ 8,604,735
Reinvestment of distributions	27,047	77,111	280,751	791,775
Shares redeemed	(952,462)	(1,475,806)	(10,134,806)	(12,935,480)
Net increase (decrease)	(443,891)	(403,303)	$ (4,626,114)	$ (3,538,970)
Class B
Shares sold	217,909	506,058	$ 2,331,426	$ 4,460,037
Reinvestment of distributions	6,452	19,064	65,677	185,301
Shares redeemed	(472,669)	(776,048)	(4,904,869)	(6,568,493)
Net increase (decrease)	(248,308)	(250,926)	$ (2,507,766)	$ (1,923,155)
Class C
Shares sold	749,668	1,273,214	$ 8,032,665	$ 11,448,111
Reinvestment of distributions	17,064	43,964	172,172	431,812
Shares redeemed	(913,840)	(1,045,476)	(9,328,999)	(8,677,353)
Net increase (decrease)	(147,108)	271,702	$ (1,124,162)	$ 3,202,570
Institutional Class
Shares sold	278,977	270,723	$ 3,114,760	$ 2,262,133
Reinvestment of distributions	3,007	6,287	31,721	65,572
Shares redeemed	(184,671)	(320,256)	(2,016,339)	(3,088,808)
Net increase (decrease)	97,313	(43,246)	$ 1,130,142	$ (761,103)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Financial Services

Fidelity Advisor Health Care Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.47%	-0.32%	0.76%
Class T (incl. 3.50% sales charge)	6.73%	-0.10%	0.75%
Class B (incl. contingent deferred sales charge) A	5.04%	-0.20%	0.83%
Class C (incl. contingent deferred sales charge) B	9.13%	0.15%	0.65%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class A on July 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Health Care

Fidelity Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 10.85%, 10.61%, 10.04% and 10.13%, respectively (excluding sales charges), underperforming the S&P 500® but substantially outperforming the 5.95% gain of the MSCI® U.S. IM Health Care 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Good stock picking in biotechnology, health care equipment, pharmaceuticals, life science tools/services and health care supplies helped fund performance, but an underweighting in pharmaceuticals and poor stock picking in fertilizers/agricultural chemicals, health care distributors and drug retail hurt. The largest contribution came from an underweighting in Johnson & Johnson, a large-cap pharma stock that lost ground. Overweightings in Illumina (technology for genetic analysis), Edwards Lifesciences (transcatheter heart valves) and Express Scripts (pharmacy benefit management) helped, as did an underweighting in Gilead Sciences (biotechnology). Detractors included Medco Health Solutions (pharmacy benefit management), Covance (drug-research outsourcing) and, from outside the index, Monsanto (agriculture) - a position that was sold by period end. We were also hurt by not owning Bristol-Myers Squibb, a drug stock that gained ground.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2010, the fund's Institutional Class shares returned 11.19%, underperforming the S&P 500® but substantially outperforming the 5.95% gain of the MSCI® U.S. IM Health Care 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Good stock picking in biotechnology, health care equipment, pharmaceuticals, life science tools/services and health care supplies helped fund performance, but an underweighting in pharmaceuticals and poor stock picking in fertilizers/agricultural chemicals, health care distributors and drug retail hurt. The largest contribution came from an underweighting in Johnson & Johnson, a large-cap pharma stock that lost ground. Overweightings in Illumina (technology for genetic analysis), Edwards Lifesciences (transcatheter heart valves) and Express Scripts (pharmacy benefit management) helped, as did an underweighting in Gilead Sciences (biotechnology). Detractors included Medco Health Solutions (pharmacy benefit management), Covance (drug-research outsourcing) and, from outside the index, Monsanto (agriculture) - a position that was sold by period end. We were also hurt by not owning Bristol-Myers Squibb, a drug stock that gained ground.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.19%
Actual		$ 1,000.00	$ 967.90	$ 5.81
Hypothetical A		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.45%
Actual		$ 1,000.00	$ 967.00	$ 7.07
Hypothetical A		$ 1,000.00	$ 1,017.60	$ 7.25
Class B	1.94%
Actual		$ 1,000.00	$ 964.40	$ 9.45
Hypothetical A		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.92%
Actual		$ 1,000.00	$ 964.80	$ 9.35
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Institutional Class	.94%
Actual		$ 1,000.00	$ 969.60	$ 4.59
Hypothetical A		$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Health Care

Fidelity Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Medco Health Solutions, Inc.	5.1	5.1
Merck & Co., Inc.	5.0	4.0
Illumina, Inc.	5.0	3.7
Pfizer, Inc.	4.8	8.1
Express Scripts, Inc.	4.1	4.3
Covidien PLC	3.5	5.7
Biogen Idec, Inc.	2.9	3.2
Valeant Pharmaceuticals International	2.8	0.0
C. R. Bard, Inc.	2.8	3.2
Gilead Sciences, Inc.	2.4	0.6
	38.4
Top Industries (% of fund's net assets)
As of July 31, 2010
Pharmaceuticals	22.4%
Biotechnology	21.4%
Health Care Providers & Services	20.4%
Health Care Equipment & Supplies	16.5%
Life Sciences Tools & Services	10.5%
All Others*	8.8%

As of January 31, 2010
Health Care Providers & Services	23.8%
Pharmaceuticals	23.7%
Health Care Equipment & Supplies	20.1%
Biotechnology	14.4%
Life Sciences Tools & Services	10.2%
All Others*	7.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Health Care Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
BIOTECHNOLOGY - 21.4%
Biotechnology - 21.4%
Acorda Therapeutics, Inc. (a)	82,800	$ 2,677,752
Alexion Pharmaceuticals, Inc. (a)	130,098	7,072,127
Allos Therapeutics, Inc. (a)(d)	170,500	821,810
Alnylam Pharmaceuticals, Inc. (a)	52,137	800,303
Amgen, Inc. (a)	137,812	7,514,888
Anadys Pharmaceuticals, Inc. (a)	192,046	386,012
ARIAD Pharmaceuticals, Inc. (a)(d)	636,890	2,038,048
Biogen Idec, Inc. (a)	197,379	11,029,539
BioMarin Pharmaceutical, Inc. (a)	302,567	6,611,089
Celgene Corp. (a)	86,300	4,759,445
Cephalon, Inc. (a)	44,400	2,519,700
Dynavax Technologies Corp. (a)	349,200	771,732
Genzyme Corp. (a)	110,650	7,696,814
Gilead Sciences, Inc. (a)	271,465	9,045,214
Human Genome Sciences, Inc. (a)	67,800	1,758,732
Incyte Corp. (a)	221,382	2,882,394
Ironwood Pharmaceuticals, Inc. Class A	49,500	584,100
Keryx Biopharmaceuticals, Inc. (a)(d)	166,640	626,566
Micromet, Inc. (a)	103,100	706,235
Neurocrine Biosciences, Inc. (a)	150,100	852,568
Protalix BioTherapeutics, Inc. (a)(d)	148,624	970,515
Seattle Genetics, Inc. (a)	137,557	1,675,444
Targacept, Inc. (a)	97,815	2,115,738
United Therapeutics Corp. (a)	96,048	4,695,787
ZIOPHARM Oncology, Inc. (a)(d)	170,847	638,968
		81,251,520
CAPITAL MARKETS - 0.1%
Asset Management & Custody Banks - 0.1%
Safeguard Scientifics, Inc. (a)	34,947	442,778
DIVERSIFIED CONSUMER SERVICES - 0.6%
Specialized Consumer Services - 0.6%
Carriage Services, Inc. (a)	252,255	1,180,553
Stewart Enterprises, Inc. Class A	167,743	900,780
		2,081,333
ELECTRONIC EQUIPMENT & COMPONENTS - 1.8%
Electronic Equipment & Instruments - 1.8%
Agilent Technologies, Inc. (a)	245,653	6,861,088
HEALTH CARE EQUIPMENT & SUPPLIES - 16.5%
Health Care Equipment - 14.8%
American Medical Systems Holdings, Inc. (a)	160,900	3,597,724
ArthroCare Corp. (a)	84,500	2,262,910
C. R. Bard, Inc.	132,622	10,414,806
Covidien PLC	350,345	13,074,875
Edwards Lifesciences Corp. (a)	130,672	7,552,842
Genmark Diagnostics, Inc.	79,000	352,340
HeartWare International, Inc. (a)	23,984	1,545,289
HeartWare International, Inc. CDI unit (a)	273,246	501,911

	Shares	Value
Hologic, Inc. (a)	223,000	$ 3,153,220
NuVasive, Inc. (a)(d)	49,000	1,605,730
Orthofix International NV (a)	63,605	1,925,959
Orthovita, Inc. (a)	633,763	1,172,462
William Demant Holding AS (a)	32,969	2,416,304
Wright Medical Group, Inc. (a)	73,471	1,146,882
Zimmer Holdings, Inc. (a)	98,212	5,204,254
		55,927,508
Health Care Supplies - 1.7%
AGA Medical Holdings, Inc.	72,100	1,044,729
Cooper Companies, Inc.	98,602	3,831,674
RTI Biologics, Inc. (a)	563,676	1,629,024
		6,505,427
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		62,432,935
HEALTH CARE PROVIDERS & SERVICES - 20.4%
Health Care Distributors & Services - 3.7%
Henry Schein, Inc. (a)	72,803	3,821,429
McKesson Corp.	135,491	8,511,545
Sinopharm Group Co. Ltd. (H Shares)	156,800	586,423
United Drug PLC (Ireland)	368,476	1,168,456
		14,087,853
Health Care Facilities - 1.6%
Emeritus Corp. (a)(d)	89,971	1,548,401
Hanger Orthopedic Group, Inc. (a)	155,165	2,661,080
LCA-Vision, Inc. (a)	142,580	739,990
Sunrise Senior Living, Inc. (a)(d)	319,849	956,349
		5,905,820
Health Care Services - 10.8%
Express Scripts, Inc. (a)	344,886	15,581,949
Laboratory Corp. of America Holdings (a)	23,900	1,744,222
LHC Group, Inc. (a)	111,286	2,558,465
Medco Health Solutions, Inc. (a)	406,919	19,532,110
Team Health Holdings, Inc.	129,300	1,695,123
		41,111,869
Managed Health Care - 4.3%
Aetna, Inc.	156,900	4,369,665
CIGNA Corp.	197,700	6,081,252
Health Net, Inc. (a)	48,247	1,136,217
UnitedHealth Group, Inc.	96,367	2,934,375
WellPoint, Inc. (a)	33,623	1,705,359
		16,226,868
TOTAL HEALTH CARE PROVIDERS & SERVICES		77,332,410
HEALTH CARE TECHNOLOGY - 4.0%
Health Care Technology - 4.0%
Allscripts-Misys Healthcare Solutions, Inc. (a)	315,043	5,258,068
Cerner Corp. (a)	82,627	6,399,461
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - CONTINUED
Health Care Technology - continued
Computer Programs & Systems, Inc.	29,321	$ 1,318,565
MedAssets, Inc. (a)(d)	86,263	2,019,417
		14,995,511
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
WebMD Health Corp. (a)	42,857	1,982,993
LIFE SCIENCES TOOLS & SERVICES - 10.5%
Life Sciences Tools & Services - 10.5%
Covance, Inc. (a)	130,593	5,061,785
Illumina, Inc. (a)(d)	420,584	18,854,781
Life Technologies Corp. (a)	31,919	1,372,198
Lonza Group AG	24,950	1,937,934
MDS, Inc. (a)	104,500	987,105
PAREXEL International Corp. (a)	160,682	3,298,801
PerkinElmer, Inc.	195,400	3,802,484
QIAGEN NV (a)(d)	245,986	4,604,858
		39,919,946
PHARMACEUTICALS - 22.4%
Pharmaceuticals - 22.4%
Abbott Laboratories	62,024	3,044,138
Allergan, Inc.	147,663	9,016,303
Ardea Biosciences, Inc. (a)	135,950	2,712,203
Cadence Pharmaceuticals, Inc. (a)(d)	142,086	1,088,379
Cardiome Pharma Corp. (a)	182,300	1,493,230
Hikma Pharmaceuticals PLC	58,008	651,415
Johnson & Johnson	24,800	1,440,632
King Pharmaceuticals, Inc. (a)	175,156	1,534,367
Merck & Co., Inc.	552,595	19,042,424
Optimer Pharmaceuticals, Inc. (a)	84,654	768,658
Perrigo Co.	49,082	2,749,083

	Shares	Value
Pfizer, Inc.	1,207,988	$ 18,119,820
Piramal Healthcare Ltd.	124,221	1,291,888
Pronova BioPharma ASA (a)(d)	87,311	214,198
Shire PLC sponsored ADR	111,000	7,644,570
Teva Pharmaceutical Industries Ltd. sponsored ADR	68,782	3,360,001
Valeant Pharmaceuticals International (a)	191,300	10,774,016
		84,945,325
TOTAL COMMON STOCKS (Cost $333,005,537)		372,245,839
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.24% (b)	7,690,515	7,690,515
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	12,889,867	12,889,867
TOTAL MONEY MARKET FUNDS (Cost $20,580,382)		20,580,382
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $353,585,919)		392,826,221
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(13,781,726)
NET ASSETS - 100%		$ 379,044,495
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,131
Fidelity Securities Lending Cash Central Fund	80,131
Total	$ 89,262
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.6%
Ireland	3.8%
Bailiwick of Jersey	2.0%
Netherlands	1.2%
Others (Individually Less Than 1%)	3.4%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $32,671,830 of which $30,833,729 and $1,838,101 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Health Care

Fidelity Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $12,652,432) - See accompanying schedule: Unaffiliated issuers (cost $333,005,537)	$ 372,245,839
Fidelity Central Funds (cost $20,580,382)	20,580,382
Total Investments (cost $353,585,919)		$ 392,826,221
Foreign currency held at value (cost $2)		2
Receivable for investments sold		10,405,534
Receivable for fund shares sold		103,532
Dividends receivable		176,223
Distributions receivable from Fidelity Central Funds		10,499
Other receivables		80,510
Total assets		403,602,521

Liabilities
Payable for investments purchased	$ 10,429,190
Payable for fund shares redeemed	750,429
Accrued management fee	178,554
Distribution fees payable	151,232
Other affiliated payables	110,901
Other payables and accrued expenses	47,853
Collateral on securities loaned, at value	12,889,867
Total liabilities		24,558,026

Net Assets		$ 379,044,495
Net Assets consist of:
Paid in capital		$ 375,628,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,819,792)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		39,236,026
Net Assets		$ 379,044,495

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($179,586,151 ÷ 9,445,144 shares)	$ 19.01

Maximum offering price per share (100/94.25 of $19.01)	$ 20.17
Class T: Net Asset Value and redemption price per share ($100,882,653 ÷ 5,465,148 shares)	$ 18.46

Maximum offering price per share (100/96.50 of $18.46)	$ 19.13
Class B: Net Asset Value and offering price per share ($23,542,825 ÷ 1,359,017 shares)A	$ 17.32

Class C: Net Asset Value and offering price per share ($60,860,628 ÷ 3,520,805 shares)A	$ 17.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($14,172,238 ÷ 717,007 shares)	$ 19.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 3,345,782
Interest		27,278
Income from Fidelity Central Funds		89,262
Total income		3,462,322

Expenses
Management fee	$ 2,290,004
Transfer agent fees	1,313,504
Distribution fees	1,974,126
Accounting and security lending fees	164,874
Custodian fees and expenses	50,729
Independent trustees' compensation	2,508
Registration fees	64,079
Audit	52,714
Legal	3,080
Miscellaneous	7,055
Total expenses before reductions	5,922,673
Expense reductions	(39,394)	5,883,279
Net investment income (loss)		(2,420,957)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,045,399
Foreign currency transactions	16,493
Total net realized gain (loss)		38,061,892
Change in net unrealized appreciation (depreciation) on: Investment securities	5,980,382
Assets and liabilities in foreign currencies	1,964
Total change in net unrealized appreciation (depreciation)		5,982,346
Net gain (loss)		44,044,238
Net increase (decrease) in net assets resulting from operations		$ 41,623,281

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,420,957)	$ (546,482)
Net realized gain (loss)	38,061,892	(71,981,218)
Change in net unrealized appreciation (depreciation)	5,982,346	3,789,678
Net increase (decrease) in net assets resulting from operations	41,623,281	(68,738,022)
Distributions to shareholders from net realized gain	-	(9,966,416)
Share transactions - net increase (decrease)	(51,082,260)	(54,481,101)
Redemption fees	6,564	10,268
Total increase (decrease) in net assets	(9,452,415)	(133,175,271)

Net Assets
Beginning of period	388,496,910	521,672,181
End of period (including undistributed net investment income of $0 and undistributed net investment income of $43,822, respectively)	$ 379,044,495	$ 388,496,910

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.15	$ 19.72	$ 22.90	$ 23.77	$ 22.94
Income from Investment Operations
Net investment income (loss) C	(.07)	.02	(.03)	(.03)	(.09)
Net realized and unrealized gain (loss)	1.93	(2.22)	(1.08)	1.91	.96
Total from investment operations	1.86	(2.20)	(1.11)	1.88	.87
Distributions from net realized gain	-	(.37)	(2.07)	(2.75)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.01	$ 17.15	$ 19.72	$ 22.90	$ 23.77
Total Return A, B	10.85%	(11.37)%	(5.64)%	8.54%	3.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.23%	1.20%	1.22%	1.25%
Expenses net of fee waivers, if any	1.22%	1.23%	1.20%	1.22%	1.25%
Expenses net of all reductions	1.21%	1.23%	1.19%	1.21%	1.21%
Net investment income (loss)	(.36)%	.11%	(.13)%	(.14)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,586	$ 177,890	$ 220,888	$ 234,656	$ 199,221
Portfolio turnover rate E	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 19.26	$ 22.39	$ 23.26	$ 22.50
Income from Investment Operations
Net investment income (loss) C	(.12)	(.02)	(.08)	(.09)	(.15)
Net realized and unrealized gain (loss)	1.89	(2.18)	(1.06)	1.87	.95
Total from investment operations	1.77	(2.20)	(1.14)	1.78	.80
Distributions from net realized gain	-	(.37)	(1.99)	(2.65)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.46	$ 16.69	$ 19.26	$ 22.39	$ 23.26
Total Return A, B	10.61%	(11.65)%	(5.86)%	8.25%	3.55%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.49%	1.46%	1.48%	1.50%
Expenses net of fee waivers, if any	1.47%	1.49%	1.46%	1.48%	1.50%
Expenses net of all reductions	1.46%	1.49%	1.45%	1.47%	1.47%
Net investment income (loss)	(.62)%	(.15)%	(.40)%	(.40)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,883	$ 103,772	$ 143,237	$ 186,628	$ 218,280
Portfolio turnover rate E	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.74	$ 18.27	$ 21.29	$ 22.17	$ 21.55
Income from Investment Operations
Net investment income (loss) C	(.20)	(.09)	(.18)	(.20)	(.25)
Net realized and unrealized gain (loss)	1.78	(2.07)	(.99)	1.79	.91
Total from investment operations	1.58	(2.16)	(1.17)	1.59	.66
Distributions from net realized gain	-	(.37)	(1.85)	(2.47)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.32	$ 15.74	$ 18.27	$ 21.29	$ 22.17
Total Return A, B	10.04%	(12.07)%	(6.30)%	7.66%	3.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	1.98%	1.95%	1.99%	2.01%
Expenses net of fee waivers, if any	1.97%	1.98%	1.95%	1.99%	2.01%
Expenses net of all reductions	1.96%	1.98%	1.94%	1.98%	1.98%
Net investment income (loss)	(1.11)%	(.64)%	(.89)%	(.91)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,543	$ 29,381	$ 55,589	$ 113,384	$ 180,364
Portfolio turnover rate E	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.70	$ 18.23	$ 21.29	$ 22.24	$ 21.61
Income from Investment Operations
Net investment income (loss) C	(.19)	(.09)	(.17)	(.19)	(.24)
Net realized and unrealized gain (loss)	1.78	(2.07)	(1.00)	1.79	.91
Total from investment operations	1.59	(2.16)	(1.17)	1.60	.67
Distributions from net realized gain	-	(.37)	(1.89)	(2.55)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.29	$ 15.70	$ 18.23	$ 21.29	$ 22.24
Total Return A, B	10.13%	(12.09)%	(6.31)%	7.75%	3.10%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.98%	1.94%	1.94%	1.94%
Expenses net of fee waivers, if any	1.94%	1.98%	1.94%	1.94%	1.94%
Expenses net of all reductions	1.93%	1.98%	1.94%	1.93%	1.91%
Net investment income (loss)	(1.08)%	(.64)%	(.88)%	(.86)%	(1.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,861	$ 64,002	$ 83,133	$ 105,519	$ 115,644
Portfolio turnover rate E	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.78	$ 20.39	$ 23.62	$ 24.43	$ 23.48
Income from Investment Operations
Net investment income (loss) B	(.02)	.06	.03	.05	- F
Net realized and unrealized gain (loss)	2.01	(2.30)	(1.12)	1.96	.99
Total from investment operations	1.99	(2.24)	(1.09)	2.01	.99
Distributions from net realized gain	-	(.37)	(2.14)	(2.82)	(.04)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.77	$ 17.78	$ 20.39	$ 23.62	$ 24.43
Total Return A	11.19%	(11.19)%	(5.36)%	8.90%	4.21%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	.98%	.93%	.88%	.86%
Expenses net of fee waivers, if any	.96%	.98%	.93%	.88%	.86%
Expenses net of all reductions	.95%	.98%	.92%	.87%	.83%
Net investment income (loss)	(.10)%	.36%	.14%	.19%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,172	$ 13,452	$ 18,825	$ 22,174	$ 20,652
Portfolio turnover rate D	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Health Care

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 53,158,372
Gross unrealized depreciation	(17,067,771)
Net unrealized appreciation (depreciation)	$ 36,090,601

Tax Cost	$ 356,735,620

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (32,671,830)
Net unrealized appreciation (depreciation)	$ 36,088,066

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Long-term Capital Gains	$ -	$ 9,966,416

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $411,602,718 and $466,387,409, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 475,297	$ 3,208
Class T	.25%	.25%	550,512	1,394
Class B	.75%	.25%	285,520	214,517
Class C	.75%	.25%	662,797	28,814
			$ 1,974,126	$ 247,933

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,798
Class T	13,488
Class B*	36,610
Class C*	1,703
$ 77,599

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Health Care

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 614,611.32
Class T	363,875.33
Class B	93,095.33
Class C	195,949.30
Institutional Class	45,974.32
	$ 1,313,504

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,638 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,636 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $80,131.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39,394 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net realized gain
Class A	$ -	$ 4,165,896
Class T	-	2,716,500
Class B	-	1,072,948
Class C	-	1,667,891
Institutional Class	-	343,181
Total	$ -	$ 9,966,416

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	1,348,328	2,119,806	$ 26,342,454	$ 33,600,941
Reinvestment of distributions	-	190,190	-	3,682,080
Shares redeemed	(2,277,034)	(3,135,479)	(43,802,733)	(48,422,714)
Net increase (decrease)	(928,706)	(825,483)	$ (17,460,279)	$ (11,139,693)
Class T
Shares sold	653,249	602,296	$ 12,596,630	$ 9,206,132
Reinvestment of distributions	-	135,003	-	2,550,205
Shares redeemed	(1,405,398)	(1,958,228)	(26,754,410)	(29,483,941)
Net increase (decrease)	(752,149)	(1,220,929)	$ (14,157,780)	$ (17,727,604)
Class B
Shares sold	142,178	212,561	$ 2,538,751	$ 3,135,162
Reinvestment of distributions	-	53,957	-	965,289
Shares redeemed	(649,613)	(1,442,718)	(11,572,231)	(20,918,367)
Net increase (decrease)	(507,435)	(1,176,200)	$ (9,033,480)	$ (16,817,916)
Class C
Shares sold	307,711	511,934	$ 5,532,717	$ 7,440,670
Reinvestment of distributions	-	74,490	-	1,329,646
Shares redeemed	(862,744)	(1,071,755)	(15,167,135)	(15,223,014)
Net increase (decrease)	(555,033)	(485,331)	$ (9,634,418)	$ (6,452,698)
Institutional Class
Shares sold	188,384	260,510	$ 3,842,212	$ 4,409,032
Reinvestment of distributions	-	12,578	-	251,944
Shares redeemed	(227,941)	(439,916)	(4,638,515)	(7,004,166)
Net increase (decrease)	(39,557)	(166,828)	$ (796,303)	$ (2,343,190)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Health Care

Fidelity Advisor Industrials Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	20.77%	3.88%	7.63%
Class T (incl. 3.50% sales charge)C	23.33%	4.11%	7.64%
Class B (incl. contingent deferred sales charge) A, C	22.17%	3.97%	7.70%
Class C (incl. contingent deferred sales charge) B, C	26.23%	4.34%	7.51%

A Class B shares contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Industrials Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Class A on July 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Industrials

Fidelity Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 28.13%, 27.80%, 27.17% and 27.23%, respectively (excluding sales charges), handily beating the S&P 500® and about in line with the 27.22% result of the MSCI® U.S. IM Industrials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, stock picking in aerospace and defense, industrial machinery and household appliances boosted our results, as did an overweighting in the construction and farm machinery/heavy trucks segment, which delivered a return in excess of 50%. Among our individual holdings, the top contributor was Cummins, a maker of heavy-truck engines. In the second half of the reporting period, the pace of order growth for heavy- and medium-duty trucks accelerated, lifting the company's share price. An out-of-benchmark position in household tool maker Black & Decker also paid off, as the company was acquired in March at a price substantially above where the stock had been trading at the time of the merger announcement. Another out-of-index position - this one in TriMas, a relatively unknown conglomerate with business lines in packaging, energy and aerospace/defense, among other areas - contributed to performance. Elsewhere, skillful trading enabled our stake in construction/engineering firm Fluor to add value and also enhanced the gain delivered by commercial printer R.R. Donnelly & Sons, the latter of which I sold to lock in profits. Conversely, minimal exposure to the strong-performing airlines group had a negative impact on relative performance. Weak security selection in electrical components/equipment and tires/rubber also worked against us. The largest relative detractor was building products distributor Masco, which was hurt toward period end by slackening housing activity due to the expiration of tax breaks for first-time homebuyers. An out-of-index position in Goodyear Tire & Rubber fared poorly, as demand for tires tailed off. Consequently, I liquidated the position. Significantly underweighted exposure to industrial conglomerate and index heavyweight General Electric early in the year had a negative impact on relative performance, and underweighting - and ultimately selling - aerospace giant Boeing also worked against us. Lastly, I'll mention Chinese holding SmartHeat, which sells clean technology plate heat exchangers (PHEs) and related systems. The stock was hampered by China's recent efforts to slow economic growth.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund: During the past year, the fund's Institutional Class shares returned 28.52%, handily beating the S&P 500® and modestly ahead of the 27.22% result of the MSCI® U.S. IM Industrials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, stock picking in aerospace and defense, industrial machinery and household appliances boosted our results, as did an overweighting in the construction and farm machinery/heavy trucks segment, which delivered a return in excess of 50%. Among our individual holdings, the top contributor was Cummins, a maker of heavy-truck engines. In the second half of the reporting period, the pace of order growth for heavy- and medium-duty trucks accelerated, lifting the company's share price. An out-of-benchmark position in household tool maker Black & Decker also paid off, as the company was acquired in March at a price substantially above where the stock had been trading at the time of the merger announcement. Another out-of-index position - this one in TriMas, a relatively unknown conglomerate with business lines in packaging, energy and aerospace/defense, among other areas - contributed to performance. Elsewhere, skillful trading enabled our stake in construction/engineering firm Fluor to add value and also enhanced the gain delivered by commercial printer R.R. Donnelly & Sons, the latter of which I sold to lock in profits. Conversely, minimal exposure to the strong-performing airlines group had a negative impact on relative performance. Weak security selection in electrical components/equipment and tires/rubber also worked against us. The largest relative detractor was building products distributor Masco, which was hurt toward period end by slackening housing activity due to the expiration of tax breaks for first-time homebuyers. An out-of-index position in Goodyear Tire & Rubber fared poorly, as demand for tires tailed off. Consequently, I liquidated the position. Significantly underweighted exposure to industrial conglomerate and index heavyweight General Electric early in the year had a negative impact on relative performance, and underweighting - and ultimately selling - aerospace giant Boeing also worked against us. Lastly, I'll mention Chinese holding SmartHeat, which sells clean technology plate heat exchangers (PHEs) and related systems. The stock was hampered by China's recent efforts to slow economic growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.16%
Actual		$ 1,000.00	$ 1,131.90	$ 6.13
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.41%
Actual		$ 1,000.00	$ 1,130.40	$ 7.45
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class B	1.94%
Actual		$ 1,000.00	$ 1,127.70	$ 10.23
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.91%
Actual		$ 1,000.00	$ 1,127.90	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,133.70	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	13.4	6.1
United Technologies Corp.	6.5	6.7
3M Co.	5.3	4.6
Union Pacific Corp.	4.5	4.4
Caterpillar, Inc.	4.1	1.0
Ingersoll-Rand Co. Ltd.	3.9	3.0
Honeywell International, Inc.	3.3	3.5
Precision Castparts Corp.	2.9	2.2
Danaher Corp.	2.8	3.2
Textron, Inc.	2.2	1.2
	48.9
Top Industries (% of fund's net assets)
As of July 31, 2010
Machinery	25.1%
Industrial Conglomerates	20.9%
Aerospace & Defense	18.5%
Road & Rail	7.6%
Electrical Equipment	5.4%
All Others*	22.5%

As of January 31, 2010
Machinery	22.8%
Aerospace & Defense	20.8%
Industrial Conglomerates	13.7%
Road & Rail	12.2%
Electrical Equipment	5.7%
All Others*	24.8%

* Includes short-term investments and net other assets.

Industrials

Fidelity Advisor Industrials Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
AEROSPACE & DEFENSE - 18.5%
Aerospace & Defense - 18.5%
BE Aerospace, Inc. (a)	116,392	$ 3,421,925
DigitalGlobe, Inc. (a)	103,779	2,829,016
Esterline Technologies Corp. (a)	6,800	349,044
Goodrich Corp.	65,600	4,780,272
Honeywell International, Inc.	259,900	11,139,314
Moog, Inc. Class A (a)	42,872	1,535,246
Precision Castparts Corp.	78,400	9,579,696
Raytheon Co.	82,596	3,821,717
TransDigm Group, Inc.	44,766	2,424,974
United Technologies Corp.	306,320	21,779,352
		61,660,556
AIR FREIGHT & LOGISTICS - 1.6%
Air Freight & Logistics - 1.6%
C.H. Robinson Worldwide, Inc.	80,802	5,268,290
AUTO COMPONENTS - 0.3%
Auto Parts & Equipment - 0.3%
Stoneridge, Inc. (a)	85,914	920,139
BUILDING PRODUCTS - 3.1%
Building Products - 3.1%
AAON, Inc.	24,442	607,628
Lennox International, Inc.	25,396	1,109,043
Masco Corp.	435,300	4,474,884
Owens Corning (a)	129,061	4,062,840
		10,254,395
COMMERCIAL SERVICES & SUPPLIES - 5.0%
Diversified Support Services - 0.9%
Cintas Corp.	70,418	1,863,260
Iron Mountain, Inc.	46,000	1,088,820
		2,952,080
Environmental & Facility Services - 1.7%
Republic Services, Inc.	138,661	4,417,739
Stericycle, Inc. (a)	18,901	1,190,763
		5,608,502
Office Services & Supplies - 1.2%
Interface, Inc. Class A	77,600	964,568
Pitney Bowes, Inc.	94,100	2,296,981
Steelcase, Inc. Class A	108,300	748,353
		4,009,902
Security & Alarm Services - 1.2%
The Brink's Co.	89,100	1,951,290
The Geo Group, Inc. (a)	94,700	2,043,626
		3,994,916
TOTAL COMMERCIAL SERVICES & SUPPLIES		16,565,400

	Shares	Value
CONSTRUCTION & ENGINEERING - 5.2%
Construction & Engineering - 5.2%
Fluor Corp.	144,660	$ 6,985,631
Foster Wheeler AG (a)	102,331	2,355,660
Granite Construction, Inc.	98,315	2,285,824
Jacobs Engineering Group, Inc. (a)	117,704	4,304,435
KBR, Inc.	13,344	298,639
MYR Group, Inc. (a)	76,700	1,289,327
		17,519,516
ELECTRICAL EQUIPMENT - 5.4%
Electrical Components & Equipment - 5.4%
AMETEK, Inc.	62,900	2,784,583
Cooper Industries PLC Class A	73,723	3,328,593
Emerson Electric Co.	82,550	4,089,527
Fushi Copperweld, Inc. (a)	223,933	1,894,473
General Cable Corp. (a)(d)	73,100	1,940,074
Regal-Beloit Corp.	35,612	2,166,278
Zumtobel AG	93,083	1,763,382
		17,966,910
ELECTRONIC EQUIPMENT & COMPONENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	40,100	1,119,993
HOUSEHOLD DURABLES - 1.0%
Household Appliances - 1.0%
Stanley Black & Decker, Inc.	59,964	3,479,111
INDUSTRIAL CONGLOMERATES - 20.9%
Industrial Conglomerates - 20.9%
3M Co.	205,200	17,552,808
General Electric Co.	2,776,749	44,761,196
Textron, Inc. (d)	351,400	7,295,064
		69,609,068
MACHINERY - 25.1%
Construction & Farm Machinery & Heavy Trucks - 12.4%
Bucyrus International, Inc. Class A	38,312	2,383,773
Caterpillar, Inc.	195,595	13,642,751
Cummins, Inc.	89,171	7,098,903
Deere & Co.	91,890	6,127,225
MAN SE	12,306	1,142,460
Navistar International Corp. (a)	78,285	4,048,117
PACCAR, Inc.	152,300	6,978,386
		41,421,615
Industrial Machinery - 12.7%
Actuant Corp. Class A	59,100	1,218,642
Danaher Corp.	239,354	9,193,587
Gardner Denver, Inc.	43,532	2,210,120
Harsco Corp.	42,800	991,248
Ingersoll-Rand Co. Ltd.	344,500	12,904,970
NSK Ltd.	236,000	1,679,375
SmartHeat, Inc. (a)(d)	330,316	2,133,841
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
SPX Corp.	67,900	$ 4,044,124
The Weir Group PLC	44,600	820,521
Timken Co.	104,362	3,508,650
TriMas Corp. (a)	72,930	870,784
Weg SA	262,400	2,705,324
		42,281,186
TOTAL MACHINERY		83,702,801
PROFESSIONAL SERVICES - 2.4%
Human Resource & Employment Services - 1.4%
Manpower, Inc.	48,611	2,332,356
Towers Watson & Co.	50,004	2,225,678
		4,558,034
Research & Consulting Services - 1.0%
Equifax, Inc.	106,607	3,341,063
TOTAL PROFESSIONAL SERVICES		7,899,097
ROAD & RAIL - 7.6%
Railroads - 7.2%
CSX Corp.	77,800	4,101,616
Norfolk Southern Corp.	90,510	5,092,998
Union Pacific Corp.	200,492	14,970,738
		24,165,352
Trucking - 0.4%
Saia, Inc. (a)	85,016	1,283,742
TOTAL ROAD & RAIL		25,449,094

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 3.2%
Trading Companies & Distributors - 3.2%
Finning International, Inc.	2,100	$ 40,409
Interline Brands, Inc. (a)	125,073	2,262,571
Mills Estruturas e Servicos de Engenharia SA (a)	258,000	2,215,411
Rush Enterprises, Inc. Class A (a)	417,765	6,241,409
		10,759,800
TOTAL COMMON STOCKS (Cost $312,283,860)		332,174,170
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.24% (b)	3,533,738	3,533,738
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	7,647,550	7,647,550
TOTAL MONEY MARKET FUNDS (Cost $11,181,288)		11,181,288
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $323,465,148)	343,355,458
NET OTHER ASSETS (LIABILITIES) - (2.9)%	(9,737,746)
NET ASSETS - 100%	$ 333,617,712
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,869
Fidelity Securities Lending Cash Central Fund	100,909
Total	$ 110,778
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $49,540,826 of which $29,658,388 and $19,882,438 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Industrials

Fidelity Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $7,455,616) - See accompanying schedule: Unaffiliated issuers (cost $312,283,860)	$ 332,174,170
Fidelity Central Funds (cost $11,181,288)	11,181,288
Total Investments (cost $323,465,148)		$ 343,355,458
Receivable for investments sold		1,208,444
Receivable for fund shares sold		613,390
Dividends receivable		249,529
Distributions receivable from Fidelity Central Funds		1,962
Other receivables		5,147
Total assets		345,433,930

Liabilities
Payable for investments purchased	$ 3,030,923
Payable for fund shares redeemed	743,121
Accrued management fee	148,505
Distribution fees payable	120,193
Other affiliated payables	83,878
Other payables and accrued expenses	42,048
Collateral on securities loaned, at value	7,647,550
Total liabilities		11,816,218

Net Assets		$ 333,617,712
Net Assets consist of:
Paid in capital		$ 367,575,473
Distributions in excess of net investment income		(71,000)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(53,777,460)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,890,699
Net Assets		$ 333,617,712

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($165,029,379 ÷ 7,662,864 shares)	$ 21.54

Maximum offering price per share (100/94.25 of $21.54)	$ 22.85
Class T: Net Asset Value and redemption price per share ($58,201,591 ÷ 2,740,684 shares)	$ 21.24

Maximum offering price per share (100/96.50 of $21.24)	$ 22.01
Class B: Net Asset Value and offering price per share ($29,048,372 ÷ 1,436,747 shares)A	$ 20.22

Class C: Net Asset Value and offering price per share ($51,760,129 ÷ 2,552,789 shares)A	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($29,578,241 ÷ 1,326,585 shares)	$ 22.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Industrials

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 4,448,041
Interest		2
Income from Fidelity Central Funds		110,778
Total income		4,558,821

Expenses
Management fee	$ 1,712,420
Transfer agent fees	866,895
Distribution fees	1,429,164
Accounting and security lending fees	120,555
Custodian fees and expenses	28,657
Independent trustees' compensation	1,735
Registration fees	68,361
Audit	49,265
Legal	1,261
Miscellaneous	4,449
Total expenses before reductions	4,282,762
Expense reductions	(16,641)	4,266,121
Net investment income (loss)		292,700
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,700,097
Foreign currency transactions	(106,377)
Total net realized gain (loss)		53,593,720
Change in net unrealized appreciation (depreciation) on: Investment securities	14,759,665
Assets and liabilities in foreign currencies	2,334
Total change in net unrealized appreciation (depreciation)		14,761,999
Net gain (loss)		68,355,719
Net increase (decrease) in net assets resulting from operations		$ 68,648,419

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 292,700	$ 1,715,553
Net realized gain (loss)	53,593,720	(102,654,173)
Change in net unrealized appreciation (depreciation)	14,761,999	(6,469,546)
Net increase (decrease) in net assets resulting from operations	68,648,419	(107,408,166)
Distributions to shareholders from net investment income	(658,116)	(1,756,118)
Distributions to shareholders from net realized gain	-	(285,855)
Total distributions	(658,116)	(2,041,973)
Share transactions - net increase (decrease)	10,867,809	(41,067,612)
Redemption fees	9,545	10,099
Total increase (decrease) in net assets	78,867,657	(150,507,652)

Net Assets
Beginning of period	254,750,055	405,257,707
End of period (including distributions in excess of net investment income of $71,000 and undistributed net investment income of $309,528, respectively)	$ 333,617,712	$ 254,750,055

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.87	$ 21.97	$ 25.49	$ 22.16	$ 21.53
Income from Investment Operations
Net investment income (loss) C	.06	.13	.11	.09	.08
Net realized and unrealized gain (loss)	4.68	(5.08)	(1.17)	5.11	1.63
Total from investment operations	4.74	(4.95)	(1.06)	5.20	1.71
Distributions from net investment income	(.07)	(.13)	-	(.06)	-
Distributions from net realized gain	-	(.02)	(2.46)	(1.81)	(1.08)
Total distributions	(.07)	(.15)	(2.46)	(1.87)	(1.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.54	$ 16.87	$ 21.97	$ 25.49	$ 22.16
Total Return A, B	28.13%	(22.49)%	(4.71)%	25.13%	8.40%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.23%	1.17%	1.21%	1.26%
Expenses net of fee waivers, if any	1.18%	1.23%	1.17%	1.21%	1.26%
Expenses net of all reductions	1.17%	1.23%	1.16%	1.21%	1.24%
Net investment income (loss)	.31%	.89%	.46%	.38%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 165,029	$ 130,860	$ 188,859	$ 157,451	$ 99,255
Portfolio turnover rate E	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.64	$ 21.67	$ 25.17	$ 21.86	$ 21.27
Income from Investment Operations
Net investment income (loss) C	.01	.10	.05	.03	.02
Net realized and unrealized gain (loss)	4.61	(5.03)	(1.15)	5.05	1.61
Total from investment operations	4.62	(4.93)	(1.10)	5.08	1.63
Distributions from net investment income	(.02)	(.08)	-	(.03)	-
Distributions from net realized gain	-	(.02)	(2.40)	(1.74)	(1.04)
Total distributions	(.02)	(.10)	(2.40)	(1.77)	(1.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.24	$ 16.64	$ 21.67	$ 25.17	$ 21.86
Total Return A, B	27.80%	(22.68)%	(4.96)%	24.82%	8.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.48%	1.41%	1.46%	1.49%
Expenses net of fee waivers, if any	1.44%	1.48%	1.41%	1.46%	1.49%
Expenses net of all reductions	1.43%	1.48%	1.41%	1.46%	1.47%
Net investment income (loss)	.06%	.63%	.21%	.13%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,202	$ 48,054	$ 85,025	$ 75,530	$ 55,936
Portfolio turnover rate E	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.90	$ 20.74	$ 24.19	$ 21.02	$ 20.55
Income from Investment Operations
Net investment income (loss) C	(.09)	.02	(.07)	(.09)	(.09)
Net realized and unrealized gain (loss)	4.41	(4.82)	(1.10)	4.87	1.55
Total from investment operations	4.32	(4.80)	(1.17)	4.78	1.46
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	-	-	(2.28)	(1.61)	(.99)
Total distributions	-	(.04)	(2.28)	(1.61)	(.99)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.22	$ 15.90	$ 20.74	$ 24.19	$ 21.02
Total Return A, B	27.17%	(23.10)%	(5.46)%	24.18%	7.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	1.98%	1.95%	2.00%	2.04%
Expenses net of fee waivers, if any	1.97%	1.98%	1.95%	2.00%	2.04%
Expenses net of all reductions	1.97%	1.98%	1.95%	2.00%	2.02%
Net investment income (loss)	(.48)%	.13%	(.33)%	(.41)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,048	$ 25,212	$ 39,989	$ 44,330	$ 37,082
Portfolio turnover rate E	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.94	$ 20.79	$ 24.26	$ 21.16	$ 20.68
Income from Investment Operations
Net investment income (loss) C	(.08)	.02	(.06)	(.08)	(.08)
Net realized and unrealized gain (loss)	4.42	(4.83)	(1.11)	4.88	1.56
Total from investment operations	4.34	(4.81)	(1.17)	4.80	1.48
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	-	-	(2.30)	(1.70)	(1.00)
Total distributions	-	(.04)	(2.30)	(1.70)	(1.00)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.28	$ 15.94	$ 20.79	$ 24.26	$ 21.16
Total Return A, B	27.23%	(23.09)%	(5.44)%	24.25%	7.59%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.98%	1.91%	1.94%	1.99%
Expenses net of fee waivers, if any	1.93%	1.98%	1.91%	1.94%	1.99%
Expenses net of all reductions	1.92%	1.98%	1.90%	1.94%	1.97%
Net investment income (loss)	(.43)%	.14%	(.28)%	(.35)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,760	$ 37,862	$ 57,742	$ 57,862	$ 42,363
Portfolio turnover rate E	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.45	$ 22.72	$ 26.26	$ 22.77	$ 22.06
Income from Investment Operations
Net investment income (loss) B	.13	.19	.18	.16	.16
Net realized and unrealized gain (loss)	4.83	(5.27)	(1.19)	5.27	1.66
Total from investment operations	4.96	(5.08)	(1.01)	5.43	1.82
Distributions from net investment income	(.11)	(.17)	-	(.13)	-
Distributions from net realized gain	-	(.02)	(2.53)	(1.81)	(1.11)
Total distributions	(.11)	(.19)	(2.53)	(1.94)	(1.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 22.30	$ 17.45	$ 22.72	$ 26.26	$ 22.77
Total Return A	28.52%	(22.31)%	(4.40)%	25.53%	8.73%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.96%	.88%	.92%	.91%
Expenses net of fee waivers, if any	.89%	.96%	.88%	.92%	.91%
Expenses net of all reductions	.88%	.95%	.87%	.91%	.89%
Net investment income (loss)	.61%	1.16%	.75%	.67%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,578	$ 12,762	$ 33,642	$ 19,498	$ 13,043
Portfolio turnover rate D	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 34,570,784
Gross unrealized depreciation	(18,917,108)
Net unrealized appreciation (depreciation)	$ 15,653,676

Tax Cost	$ 327,701,782

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (49,540,826)
Net unrealized appreciation (depreciation)	$ 15,654,065

Industrials

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 658,116	$ 2,041,973

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $338,591,426 and $326,721,810, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 382,429	$ 2,089
Class T	.25%	.25%	289,388	214
Class B	.75%	.25%	283,065	212,528
Class C	.75%	.25%	474,282	72,794
			$ 1,429,164	$ 287,625

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62,332
Class T	9,012
Class B*	70,669
Class C*	4,154
$ 146,167

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 428,648.28
Class T	167,533.29
Class B	91,225.32
Class C	132,658.28
Institutional Class	46,831.24
	$ 866,895

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,732 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $100,909.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,638 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

Industrials

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 508,657	$ 1,066,448
Class T	67,522	306,371
Class B	-	68,325
Class C	-	103,234
Institutional Class	81,937	211,740
Total	$ 658,116	$ 1,756,118
From net realized gain
Class A	$ -	$ 176,460
Class T	-	79,143
Institutional Class	-	30,252
Total	$ -	$ 285,855

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	2,293,002	2,551,802	$ 46,751,968	$ 40,597,092
Reinvestment of distributions	24,478	72,593	465,084	1,139,555
Shares redeemed	(2,413,077)	(3,461,949)	(48,350,817)	(50,255,155)
Net increase (decrease)	(95,597)	(837,554)	$ (1,133,765)	$ (8,518,508)
Class T
Shares sold	640,220	1,041,987	$ 12,504,319	$ 15,774,329
Reinvestment of distributions	3,441	24,634	64,976	365,354
Shares redeemed	(791,417)	(2,101,374)	(15,762,597)	(29,010,054)
Net increase (decrease)	(147,756)	(1,034,753)	$ (3,193,302)	$ (12,870,371)
Class B
Shares sold	230,669	339,206	$ 4,429,240	$ 5,035,039
Reinvestment of distributions	-	4,471	-	56,194
Shares redeemed	(379,173)	(686,403)	(7,171,787)	(9,410,134)
Net increase (decrease)	(148,504)	(342,726)	$ (2,742,547)	$ (4,318,901)
Class C
Shares sold	965,412	638,949	$ 18,697,081	$ 9,440,300
Reinvestment of distributions	-	6,551	-	82,541
Shares redeemed	(787,460)	(1,047,655)	(14,785,582)	(14,427,567)
Net increase (decrease)	177,952	(402,155)	$ 3,911,499	$ (4,904,726)
Institutional Class
Shares sold	1,199,584	291,640	$ 26,360,020	$ 4,730,735
Reinvestment of distributions	3,299	10,868	64,789	192,321
Shares redeemed	(607,717)	(1,052,089)	(12,398,885)	(15,378,162)
Net increase (decrease)	595,166	(749,581)	$ 14,025,924	$ (10,455,106)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Technology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	16.59%	2.95%	-5.95%
Class T (incl. 3.50% sales charge)	19.09%	3.18%	-5.96%
Class B (incl. contingent deferred sales charge) A	17.77%	3.04%	-5.89%
Class C (incl. contingent deferred sales charge) B	21.73%	3.39%	-6.08%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class A on July 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 23.71%, 23.41%, 22.77% and 22.73%, respectively (excluding sales charges), handily beating the S&P 500® and the 15.12% return of the MSCI® U.S. IM Information Technology 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, favorable stock picking in computer hardware, application software, communications equipment, computer storage/peripherals and Internet software/services lifted performance. At the individual stock level, the top relative contributor was Salesforce.com, which supplies corporate customers with Web-based customer relationship management (CRM) software and was aided by some exciting new products and marketing initiatives. Other contributors included SanDisk, a supplier of flash memory, and consumer electronics maker Apple, which lifted relative performance and was far and away the fund's top contributor in absolute terms. In addition to rolling out its iPad tablet computer, which sold briskly in its first several months, Apple launched an upgraded version of its popular iPhone during the period. HTC, a Taiwan-based manufacturer of smart phones, was a strong contributor in the second half of the period. Underweighting poorly performing index component QUALCOMM also helped. Conversely, untimely ownership of Microsoft's shares was the main factor responsible for the stock detracting from performance. An out-of-index stake in solar products company SunPower fared poorly, as did positions in semiconductor equipment holding Tessera Technologies and graphics chip maker NVIDIA.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: During the past year, the fund's Institutional Class shares returned 24.06%, handily beating the S&P 500® and the 15.12% return of the MSCI® U.S. IM Information Technology 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, favorable stock picking in computer hardware, application software, communications equipment, computer storage/peripherals and Internet software/services lifted performance. At the individual stock level, the top relative contributor was Salesforce.com, which supplies corporate customers with Web-based customer relationship management (CRM) software and was aided by some exciting new products and marketing initiatives. Other contributors included SanDisk, a supplier of flash memory, and consumer electronics maker Apple, which lifted relative performance and was far and away the fund's top contributor in absolute terms. In addition to rolling out its iPad tablet computer, which sold briskly in its first several months, Apple launched an upgraded version of its popular iPhone during the period. HTC, a Taiwan-based manufacturer of smart phones, was a strong contributor in the second half of the period. Underweighting poorly performing index component QUALCOMM also helped. Conversely, untimely ownership of Microsoft's shares was the main factor responsible for the stock detracting from performance. An out-of-index stake in solar products company SunPower fared poorly, as did positions in semiconductor equipment holding Tessera Technologies and graphics chip maker NVIDIA.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.18%
Actual		$ 1,000.00	$ 1,099.80	$ 6.14
Hypothetical A		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.43%
Actual		$ 1,000.00	$ 1,098.80	$ 7.44
Hypothetical A		$ 1,000.00	$ 1,017.70	$ 7.15
Class B	1.93%
Actual		$ 1,000.00	$ 1,095.50	$ 10.03
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.93%
Actual		$ 1,000.00	$ 1,095.70	$ 10.03
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,101.80	$ 4.74
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Technology

Fidelity Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	13.3	8.2
Google, Inc. Class A	4.9	5.1
Oracle Corp.	4.0	3.7
Cisco Systems, Inc.	3.5	3.1
QUALCOMM, Inc.	3.5	2.6
Hewlett-Packard Co.	2.8	3.9
Salesforce.com, Inc.	2.1	1.4
Akamai Technologies, Inc.	1.9	0.0
Motorola, Inc.	1.7	0.3
BMC Software, Inc.	1.5	2.1
	39.2
Top Industries (% of fund's net assets)
As of July 31, 2010
Software	23.0%
Computers & Peripherals	21.1%
Communications Equipment	14.4%
Semiconductors & Semiconductor Equipment	14.2%
Internet Software & Services	10.4%
All Others*	16.9%

As of January 31, 2010
Software	28.8%
Semiconductors & Semiconductor Equipment	17.5%
Computers & Peripherals	16.7%
Communications Equipment	10.6%
Internet Software & Services	10.2%
All Others*	16.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Technology Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
AUTOMOBILES - 0.2%
Automobile Manufacturers - 0.2%
BYD Co. Ltd. (H Shares)	96,000	$ 660,599
Tesla Motors, Inc. (a)	31,200	622,128
		1,282,727
CHEMICALS - 0.4%
Commodity Chemicals - 0.2%
STR Holdings, Inc.	68,323	1,530,435
Diversified Chemicals - 0.1%
DC Chemical Co. Ltd.	2,621	613,838
Specialty Chemicals - 0.1%
Shin-Etsu Chemical Co., Ltd.	6,600	328,759
Wacker Chemie AG	500	80,254
		409,013
TOTAL CHEMICALS		2,553,286
COMMUNICATIONS EQUIPMENT - 14.2%
Communications Equipment - 14.2%
Acme Packet, Inc. (a)	145,100	4,100,526
Adtran, Inc.	56,500	1,784,270
Aruba Networks, Inc. (a)	9,800	166,404
Brocade Communications Systems, Inc. (a)	200	990
Cisco Systems, Inc. (a)	955,973	22,054,297
Emulex Corp. (a)	5,400	46,980
F5 Networks, Inc. (a)	56,758	4,985,055
Finisar Corp. (a)(d)	18,174	291,329
Infinera Corp. (a)	70,900	641,645
Juniper Networks, Inc. (a)	100,573	2,793,918
Motorola, Inc. (a)	1,425,467	10,676,748
Netronix, Inc. (a)	115,000	275,748
OZ Optics Ltd. unit (a)(f)	68,000	301,240
Polycom, Inc. (a)	82,700	2,454,536
QUALCOMM, Inc.	565,715	21,542,427
Research In Motion Ltd. (a)	58,000	3,336,740
Riverbed Technology, Inc. (a)	121,300	4,499,017
Sandvine Corp. (a)	887,400	1,363,969
Sandvine Corp. (U.K.) (a)	751,600	1,184,703
ShoreTel, Inc. (a)	58,300	291,500
Sierra Wireless, Inc. (a)	41,200	386,770
Sonus Networks, Inc. (a)	29,060	83,693
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	402,530	4,427,830
Tellabs, Inc.	82,800	577,944
ZTE Corp. (H Shares)	93,600	299,448
		88,567,727
COMPUTERS & PERIPHERALS - 21.1%
Computer Hardware - 17.3%
3PAR, Inc. (a)	71,337	720,504
Apple, Inc. (a)	322,030	82,842,218
Hewlett-Packard Co.	380,683	17,526,645

	Shares	Value
HTC Corp.	289,300	$ 5,317,965
Stratasys, Inc. (a)	48,675	1,105,409
Toshiba Corp. (a)	58,000	303,338
		107,816,079
Computer Storage & Peripherals - 3.8%
Chicony Electronics Co. Ltd.	198,748	435,552
EMC Corp. (a)	285,237	5,644,840
Imagination Technologies Group PLC (a)	194,800	1,004,258
Isilon Systems, Inc. (a)	80,382	1,409,900
NetApp, Inc. (a)	168,700	7,136,010
Netezza Corp. (a)	6,100	94,550
SanDisk Corp. (a)	116,962	5,111,239
Seagate Technology (a)	17,700	222,135
Smart Technologies, Inc. Class A (a)	72,000	1,103,867
Synaptics, Inc. (a)(d)	48,875	1,529,788
Western Digital Corp. (a)	8,350	220,357
		23,912,496
TOTAL COMPUTERS & PERIPHERALS		131,728,575
DIVERSIFIED CONSUMER SERVICES - 0.2%
Education Services - 0.1%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	809	79,120
Promethean World PLC (a)	194,200	405,096
		484,216
Specialized Consumer Services - 0.1%
Coinstar, Inc. (a)	14,100	641,550
TOTAL DIVERSIFIED CONSUMER SERVICES		1,125,766
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
A123 Systems, Inc. (d)	2,200	23,716
Acuity Brands, Inc.	14,566	613,666
American Superconductor Corp. (a)(d)	19,869	599,050
SMA Solar Technology AG	5,400	667,563
		1,903,995
ELECTRONIC EQUIPMENT & COMPONENTS - 4.7%
Electronic Components - 1.0%
Amphenol Corp. Class A	1,400	62,720
Cando Corp. (a)	1,071,392	617,966
Corning, Inc.	144,092	2,610,947
Power-One, Inc. (a)	157,312	1,955,388
Prime View International Co. Ltd. (a)	308,000	446,775
Prime View International Co. Ltd. sponsored GDR (a)(e)	4,700	68,252
Vishay Intertechnology, Inc. (a)	70,557	599,029
		6,361,077
Electronic Equipment & Instruments - 1.3%
China Security & Surveillance Technology, Inc. warrants 8/25/10 (a)(f)	42,000	91
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Equipment & Instruments - continued
Chroma ATE, Inc.	1,145,003	$ 2,301,640
Coretronic Corp.	219,300	305,426
Itron, Inc. (a)	17,308	1,126,232
National Instruments Corp.	102,890	3,282,191
Test Research, Inc.	136,500	188,614
Vishay Precision Group, Inc. (a)	5,039	63,743
Wasion Group Holdings Ltd. (d)	928,000	746,701
		8,014,638
Electronic Manufacturing Services - 1.5%
Benchmark Electronics, Inc. (a)	1,200	20,040
IPG Photonics Corp. (a)	27,300	439,803
Ju Teng International Holdings Ltd.	450,000	324,429
Multi-Fineline Electronix, Inc. (a)	2,289	58,003
Trimble Navigation Ltd. (a)	315,215	8,942,650
		9,784,925
Technology Distributors - 0.9%
Digital China Holdings Ltd. (H Shares)	1,278,000	2,073,099
Inspur International Ltd.	1,899,000	188,250
Supreme Electronics Co. Ltd.	798,000	604,971
Synnex Technology International Corp.	273,500	624,166
WPG Holding Co. Ltd.	948,000	1,958,978
		5,449,464
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		29,610,104
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Health Care Equipment - 0.1%
China Medical Technologies, Inc. sponsored ADR (d)	1,900	19,475
Golden Meditech Holdings Ltd. (a)	2,168,000	415,876
Mingyuan Medicare Development Co. Ltd.	270,000	30,937
		466,288
Health Care Supplies - 0.3%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	410,000	1,847,441
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		2,313,729
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
athenahealth, Inc. (a)	600	16,662
HOTELS, RESTAURANTS & LEISURE - 0.2%
Hotels, Resorts & Cruise Lines - 0.2%
Ctrip.com International Ltd. sponsored ADR (a)	26,500	1,066,890

	Shares	Value
HOUSEHOLD DURABLES - 0.0%
Consumer Electronics - 0.0%
Sony Corp. sponsored ADR	1,979	$ 61,784
TomTom Group BV (a)	160	964
		62,748
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
Independent Power Producers & Energy Traders - 0.1%
GCL-Poly Energy Holdings Ltd.	2,724,000	631,246
INTERNET & CATALOG RETAIL - 1.7%
Internet Retail - 1.7%
Amazon.com, Inc. (a)	56,357	6,643,927
Overstock.com, Inc. (a)(d)	42,681	843,803
Priceline.com, Inc. (a)	13,612	3,054,533
		10,542,263
INTERNET SOFTWARE & SERVICES - 10.4%
Internet Software & Services - 10.4%
Akamai Technologies, Inc. (a)	310,539	11,912,276
Alibaba.com Ltd. (d)	1,028,500	2,126,516
Art Technology Group, Inc. (a)	73,824	265,766
Baidu.com, Inc. sponsored ADR (a)	48,102	3,915,984
China Finance Online Co. Ltd. ADR (a)	68,770	543,971
DealerTrack Holdings, Inc. (a)	12,300	192,003
eBay, Inc. (a)	259,308	5,422,130
Google, Inc. Class A (a)	62,829	30,462,641
GREE, Inc.	8,500	697,310
LogMeIn, Inc.	21,900	624,150
Mercadolibre, Inc. (a)(d)	54,434	3,293,257
NHN Corp. (a)	31	4,823
Open Text Corp. (a)	30,500	1,207,301
OpenTable, Inc. (a)	400	17,880
Rackspace Hosting, Inc. (a)	38,900	727,430
Tencent Holdings Ltd.	30,300	583,960
VistaPrint Ltd. (a)	78,435	2,592,277
Vocus, Inc. (a)	10,300	167,787
		64,757,462
IT SERVICES - 2.6%
Data Processing & Outsourced Services - 1.0%
Amadeus IT Holding SA Class A (a)	90,700	1,595,887
hiSoft Technology International Ltd. ADR (a)	29,800	357,600
Visa, Inc. Class A	57,900	4,246,965
		6,200,452
IT Consulting & Other Services - 1.6%
Accenture PLC Class A	78,437	3,109,243
Atos Origin SA (a)	22,032	946,173
China Information Security Technology, Inc. (a)	17	99
Cognizant Technology Solutions Corp. Class A (a)	58,000	3,164,480
Hi Sun Technology (China) Ltd. (a)	408,000	159,155
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - continued
International Business Machines Corp.	7,163	$ 919,729
RightNow Technologies, Inc. (a)	121,090	1,915,644
		10,214,523
TOTAL IT SERVICES		16,414,975
MACHINERY - 0.2%
Industrial Machinery - 0.2%
Meyer Burger Technology AG (a)(d)	24,700	666,382
Mirle Automation Corp.	174,000	169,716
Shin Zu Shing Co. Ltd.	156,732	509,578
		1,345,676
MEDIA - 0.3%
Advertising - 0.1%
AirMedia Group, Inc. ADR (a)	128,600	471,962
Focus Media Holding Ltd. ADR (a)	19,100	346,283
		818,245
Cable & Satellite - 0.2%
Virgin Media, Inc.	40,700	876,271
TOTAL MEDIA		1,694,516
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)(d)	5,600	3,051
OFFICE ELECTRONICS - 0.5%
Office Electronics - 0.5%
Xerox Corp.	304,550	2,966,317
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Real Estate Services - 0.4%
China Real Estate Information Corp. ADR (d)	250,917	2,323,491
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.2%
Semiconductor Equipment - 3.3%
Amkor Technology, Inc. (a)	54,063	311,944
ASM International NV unit (a)	12,900	328,176
ASML Holding NV	180,200	5,800,638
centrotherm photovoltaics AG (a)	35,159	1,427,433
Cymer, Inc. (a)	44,300	1,474,304
GT Solar International, Inc. (a)	348,800	2,260,224
Lam Research Corp. (a)	52,700	2,223,413
LTX-Credence Corp. (a)	100,260	280,728
MEMC Electronic Materials, Inc. (a)	123,435	1,180,039
Photronics, Inc. (a)	19,800	89,496
Roth & Rau AG (a)	48,016	1,589,574
Sumco Corp. (a)	18,000	341,568

	Shares	Value
Tessera Technologies, Inc. (a)	14,100	$ 239,418
Varian Semiconductor Equipment Associates, Inc. (a)	107,800	3,046,428
		20,593,383
Semiconductors - 10.9%
Advanced Micro Devices, Inc. (a)(d)	333,198	2,495,653
Altera Corp.	100,038	2,773,053
Applied Micro Circuits Corp. (a)	66,050	789,958
ARM Holdings PLC sponsored ADR	161,200	2,490,540
Atmel Corp. (a)	178,285	932,431
Avago Technologies Ltd.	153,768	3,345,992
Broadcom Corp. Class A	128,099	4,615,407
Canadian Solar, Inc. (a)(d)	100	1,210
Cavium Networks, Inc. (a)(d)	168,718	4,526,704
Cree, Inc. (a)	46,910	3,323,104
CSR PLC (a)	8,708	46,654
Cypress Semiconductor Corp. (a)	230,800	2,446,480
Duksan Hi-Metal Co. Ltd. (a)	52,336	800,914
Energy Conversion Devices, Inc. (a)(d)	8,000	38,720
Fairchild Semiconductor International, Inc. (a)	32,200	292,376
First Solar, Inc. (a)	4,714	591,371
Global Unichip Corp.	142,291	547,145
Hittite Microwave Corp. (a)	22,479	1,033,135
Hynix Semiconductor, Inc. (a)	3,230	61,446
Infineon Technologies AG (a)	47,596	321,275
Intel Corp.	2,881	59,349
International Rectifier Corp. (a)	101,100	1,974,483
Intersil Corp. Class A	24,100	273,776
JA Solar Holdings Co. Ltd. ADR (a)	104,800	623,560
Jinkosolar Holdings Co. Ltd. ADR	74,675	1,092,495
Marvell Technology Group Ltd. (a)	259,709	3,874,858
MediaTek, Inc.	4,046	54,832
Micron Technology, Inc. (a)	573,346	4,173,959
Microsemi Corp. (a)	4,100	65,436
Monolithic Power Systems, Inc. (a)	68,500	1,206,970
Netlogic Microsystems, Inc. (a)(d)	38,200	1,129,192
NVIDIA Corp. (a)	483,300	4,441,527
PMC-Sierra, Inc. (a)	18,400	149,040
Power Integrations, Inc.	67,186	2,375,025
Radiant Opto-Electronics Corp.	253,122	344,222
Rambus, Inc. (a)	35,400	695,610
Realtek Semiconductor Corp.	275,000	628,449
Silicon Laboratories, Inc. (a)	8,300	332,415
Skyworks Solutions, Inc. (a)	175,300	3,073,009
SolarWorld AG (d)	8,681	117,839
Spreadtrum Communications, Inc. ADR (a)(d)	110,400	1,024,512
Standard Microsystems Corp. (a)	83,000	1,827,660
SunPower Corp.:
Class A (a)(d)	8,600	106,898
Class B (a)	4,216	48,653
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	3,200	31,808
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Trina Solar Ltd. ADR (a)(d)	105,300	$ 2,289,222
TriQuint Semiconductor, Inc. (a)	260,150	1,802,840
Volterra Semiconductor Corp. (a)	15,500	349,060
Xilinx, Inc.	79,236	2,212,269
Yingli Green Energy Holding Co. Ltd. ADR (a)	200	2,184
YoungTek Electronics Corp.	83,000	204,208
		68,058,928
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		88,652,311
SOFTWARE - 23.0%
Application Software - 11.9%
Adobe Systems, Inc. (a)	2,534	72,776
ANSYS, Inc. (a)	35,408	1,591,590
AsiaInfo Holdings, Inc. (a)	61,100	1,246,440
Autodesk, Inc. (a)	225,083	6,648,952
AutoNavi Holdings Ltd. ADR	46,747	683,909
Autonomy Corp. PLC (a)	115,875	2,989,596
Citrix Systems, Inc. (a)	133,790	7,361,126
Concur Technologies, Inc. (a)	111,565	5,163,228
Cyberlink Corp.	141,000	588,464
Epicor Software Corp. (a)	97,861	757,444
Informatica Corp. (a)	192,600	5,803,038
Intuit, Inc. (a)	18,300	727,425
JDA Software Group, Inc. (a)	23,090	542,615
Kenexa Corp. (a)	23,969	288,347
Kingdee International Software Group Co. Ltd.	12,698,000	5,345,666
Longtop Financial Technologies Ltd. ADR (a)	59,500	1,983,135
Manhattan Associates, Inc. (a)	4,157	111,657
MicroStrategy, Inc. Class A (a)	3,859	320,258
Nuance Communications, Inc. (a)	263,369	4,348,222
ORC Software AB	17,800	323,670
Parametric Technology Corp. (a)	178,590	3,203,905
Pegasystems, Inc.	17,903	550,696
QLIK Technologies, Inc.	2,200	31,614
Salesforce.com, Inc. (a)	133,100	13,170,245
Smith Micro Software, Inc. (a)	74,100	728,403
SolarWinds, Inc. (a)	2,700	37,314
Sonic Solutions, Inc. (a)	15,051	118,451
SuccessFactors, Inc. (a)	212,200	4,309,782
Synopsys, Inc. (a)	100	2,184
Taleo Corp. Class A (a)	116,488	2,865,605
TeleNav, Inc.	55,473	301,773

	Shares	Value
TIBCO Software, Inc. (a)	74,594	$ 1,011,495
TiVo, Inc. (a)	35,100	301,158
Ulticom, Inc. (a)	79,731	755,850
		74,286,033
Home Entertainment Software - 1.2%
Activision Blizzard, Inc.	27,100	321,948
Changyou.com Ltd. (A Shares) ADR (a)(d)	24,000	686,640
Giant Interactive Group, Inc. ADR (d)	42,767	287,822
NCsoft Corp.	22,557	3,585,470
Neowiz Games Corp.	10,197	328,477
Nintendo Co. Ltd. ADR	16,500	581,039
Perfect World Co. Ltd. sponsored ADR Class B (a)	33,300	777,888
RealD, Inc.	3,600	61,200
Shanda Games Ltd. sponsored ADR	73,300	485,979
		7,116,463
Systems Software - 9.9%
Ariba, Inc. (a)	58,417	932,919
BMC Software, Inc. (a)	259,700	9,240,126
Check Point Software Technologies Ltd. (a)	1,700	57,834
CommVault Systems, Inc. (a)	37,364	691,981
Fortinet, Inc.	36,400	655,564
Insyde Software Corp.	102,498	299,603
Microsoft Corp.	240,846	6,216,235
Novell, Inc. (a)	316,210	1,909,908
Oracle Corp.	1,061,830	25,101,661
Red Hat, Inc. (a)	222,600	7,156,590
Rovi Corp. (a)	44,471	1,978,960
Symantec Corp. (a)	106,500	1,381,305
VMware, Inc. Class A (a)	77,479	6,006,947
		61,629,633
TOTAL SOFTWARE		143,032,129
WIRELESS TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
American Tower Corp. Class A (a)	7,800	360,672
Crown Castle International Corp. (a)	8,800	347,688
SBA Communications Corp. Class A (a)	9,547	345,410
Sprint Nextel Corp. (a)	1,340,998	6,128,361
Syniverse Holdings, Inc. (a)	69,504	1,552,024
		8,734,155
TOTAL COMMON STOCKS (Cost $536,183,956)		601,329,801
Convertible Bonds - 0.2%
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $1,270,000)	$ 1,270,000	$ 1,088,517
Money Market Funds - 5.8%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	20,595,734	20,595,734
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	15,908,146	15,908,146
TOTAL MONEY MARKET FUNDS (Cost $36,503,880)		36,503,880
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $573,957,836)		638,922,198
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(15,744,166)
NET ASSETS - 100%		$ 623,178,032
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $68,252 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $301,331 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Security & Surveillance Technology, Inc. warrants 8/25/10	8/25/09	$ 4
OZ Optics Ltd. unit	8/18/00	1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,783
Fidelity Securities Lending Cash Central Fund	143,831
Total	$ 151,614
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 601,329,801	$ 601,028,470	$ 91	$ 301,240
Convertible Bonds	1,088,517	-	1,088,517	-
Money Market Funds	36,503,880	36,503,880	-	-
Total Investments in Securities:	$ 638,922,198	$ 637,532,350	$ 1,088,608	$ 301,240
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 320,960
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(19,720)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 301,240
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (19,720)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.6%
Cayman Islands	3.8%
Taiwan	2.7%
China	1.8%
Canada	1.5%
United Kingdom	1.2%
Bermuda	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $632,644,379 of which $499,806,783 and $132,837,596 will expire on July 31, 2011 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Technology

Fidelity Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $15,225,824) - See accompanying schedule: Unaffiliated issuers (cost $537,453,956)	$ 602,418,318
Fidelity Central Funds (cost $36,503,880)	36,503,880
Total Investments (cost $573,957,836)		$ 638,922,198
Foreign currency held at value (cost $18)		18
Receivable for investments sold		14,799,525
Receivable for fund shares sold		452,089
Dividends receivable		341,826
Interest receivable		785
Distributions receivable from Fidelity Central Funds		11,946
Other receivables		24,336
Total assets		654,552,723

Liabilities
Payable for investments purchased	$ 13,507,784
Payable for fund shares redeemed	1,226,639
Accrued management fee	289,116
Distribution fees payable	217,087
Other affiliated payables	173,835
Other payables and accrued expenses	52,084
Collateral on securities loaned, at value	15,908,146
Total liabilities		31,374,691

Net Assets		$ 623,178,032
Net Assets consist of:
Paid in capital		$ 1,194,815,135
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(636,597,230)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		64,960,127
Net Assets		$ 623,178,032

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($312,658,897 ÷ 15,770,207 shares)	$ 19.83

Maximum offering price per share (100/94.25 of $19.83)	$ 21.04
Class T: Net Asset Value and redemption price per share ($169,049,149 ÷ 8,788,396 shares)	$ 19.24

Maximum offering price per share (100/96.50 of $19.24)	$ 19.94
Class B: Net Asset Value and offering price per share ($29,175,693 ÷ 1,619,647 shares)A	$ 18.01

Class C: Net Asset Value and offering price per share ($70,017,433 ÷ 3,869,922 shares)A	$ 18.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($42,276,860 ÷ 2,044,719 shares)	$ 20.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 1,811,505
Interest		172,259
Income from Fidelity Central Funds (including $143,831 from security lending)		151,614
Total income		2,135,378

Expenses
Management fee	$ 3,415,846
Transfer agent fees	1,967,192
Distribution fees	2,609,226
Accounting and security lending fees	232,303
Custodian fees and expenses	84,909
Independent trustees' compensation	3,656
Registration fees	80,936
Audit	51,189
Legal	3,778
Interest	383
Miscellaneous	8,796
Total expenses before reductions	8,458,214
Expense reductions	(146,219)	8,311,995
Net investment income (loss)		(6,176,617)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,179,736
Foreign currency transactions	43,566
Capital gain distributions from Fidelity Central Funds	1,063
Total net realized gain (loss)		117,224,365
Change in net unrealized appreciation (depreciation) on: Investment securities	9,237,133
Assets and liabilities in foreign currencies	(5,287)
Total change in net unrealized appreciation (depreciation)		9,231,846
Net gain (loss)		126,456,211
Net increase (decrease) in net assets resulting from operations		$ 120,279,594

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,176,617)	$ (112,131)
Net realized gain (loss)	117,224,365	(206,821,306)
Change in net unrealized appreciation (depreciation)	9,231,846	162,039,261
Net increase (decrease) in net assets resulting from operations	120,279,594	(44,894,176)
Share transactions - net increase (decrease)	(19,248,670)	(14,948,367)
Redemption fees	34,453	15,958
Total increase (decrease) in net assets	101,065,377	(59,826,585)

Net Assets
Beginning of period	522,112,655	581,939,240
End of period (including undistributed net investment income of $0 and undistributed net investment income of $425,528, respectively)	$ 623,178,032	$ 522,112,655

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.03	$ 17.04	$ 20.55	$ 15.59	$ 16.16
Income from Investment Operations
Net investment income (loss) C	(.16)	.02 F	(.10)	(.17)	(.15)
Net realized and unrealized gain (loss)	3.96	(1.03)	(3.41)	5.13	(.42)
Total from investment operations	3.80	(1.01)	(3.51)	4.96	(.57)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 19.83	$ 16.03	$ 17.04	$ 20.55	$ 15.59
Total Return A,B	23.71%	(5.93)%	(17.08)%	31.82%	(3.53)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.21%	1.23%	1.21%	1.25%	1.30%
Expenses net of fee waivers, if any	1.21%	1.23%	1.21%	1.25%	1.30%
Expenses net of all reductions	1.18%	1.22%	1.19%	1.24%	1.20%
Net investment income (loss)	(.83)%	.17% F	(.49)%	(.91)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 312,659	$ 258,433	$ 275,117	$ 309,105	$ 189,054
Portfolio turnover rate E	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59	$ 16.62	$ 20.09	$ 15.28	$ 15.88
Income from Investment Operations
Net investment income (loss) C	(.20)	(.01) F	(.14)	(.21)	(.19)
Net realized and unrealized gain (loss)	3.85	(1.02)	(3.33)	5.02	(.41)
Total from investment operations	3.65	(1.03)	(3.47)	4.81	(.60)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 19.24	$ 15.59	$ 16.62	$ 20.09	$ 15.28
Total Return A,B	23.41%	(6.20)%	(17.27)%	31.48%	(3.78)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.46%	1.49%	1.46%	1.51%	1.55%
Expenses net of fee waivers, if any	1.46%	1.49%	1.46%	1.51%	1.55%
Expenses net of all reductions	1.44%	1.48%	1.45%	1.49%	1.44%
Net investment income (loss)	(1.09)%	(.09)% F	(.74)%	(1.16)%	(1.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 169,049	$ 151,170	$ 173,917	$ 260,339	$ 260,966
Portfolio turnover rate E	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.67	$ 15.72	$ 19.10	$ 14.59	$ 15.24
Income from Investment Operations
Net investment income (loss) C	(.27)	(.07) F	(.23)	(.28)	(.27)
Net realized and unrealized gain (loss)	3.61	(.98)	(3.15)	4.79	(.38)
Total from investment operations	3.34	(1.05)	(3.38)	4.51	(.65)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 18.01	$ 14.67	$ 15.72	$ 19.10	$ 14.59
Total Return A,B	22.77%	(6.68)%	(17.70)%	30.91%	(4.27)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	1.98%	1.96%	2.01%	2.05%
Expenses net of fee waivers, if any	1.96%	1.98%	1.96%	2.01%	2.05%
Expenses net of all reductions	1.94%	1.97%	1.94%	2.00%	1.94%
Net investment income (loss)	(1.59)%	(.58)% F	(1.24)%	(1.67)%	(1.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,176	$ 30,580	$ 47,294	$ 102,655	$ 192,790
Portfolio turnover rate E	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.74	$ 15.79	$ 19.18	$ 14.66	$ 15.31
Income from Investment Operations
Net investment income (loss) C	(.28)	(.07) F	(.23)	(.29)	(.27)
Net realized and unrealized gain (loss)	3.63	(.98)	(3.16)	4.81	(.38)
Total from investment operations	3.35	(1.05)	(3.39)	4.52	(.65)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 18.09	$ 14.74	$ 15.79	$ 19.18	$ 14.66
Total Return A,B	22.73%	(6.65)%	(17.67)%	30.83%	(4.25)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	1.98%	1.96%	2.01%	2.05%
Expenses net of fee waivers, if any	1.96%	1.98%	1.96%	2.01%	2.05%
Expenses net of all reductions	1.93%	1.97%	1.94%	1.99%	1.94%
Net investment income (loss)	(1.58)%	(.58)% F	(1.24)%	(1.66)%	(1.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,017	$ 55,645	$ 63,590	$ 86,974	$ 82,835
Portfolio turnover rate E	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.67	$ 17.68	$ 21.26	$ 16.07	$ 16.60
Income from Investment Operations
Net investment income (loss) B	(.11)	.06 E	(.04)	(.11)	(.09)
Net realized and unrealized gain (loss)	4.12	(1.07)	(3.54)	5.30	(.44)
Total from investment operations	4.01	(1.01)	(3.58)	5.19	(.53)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 20.68	$ 16.67	$ 17.68	$ 21.26	$ 16.07
Total Return A	24.06%	(5.71)%	(16.84)%	32.30%	(3.19)%
Ratios to Average Net Assets C,F
Expenses before reductions	.92%	.98%	.94%	.93%	.90%
Expenses net of fee waivers, if any	.92%	.98%	.94%	.93%	.90%
Expenses net of all reductions	.90%	.97%	.92%	.92%	.80%
Net investment income (loss)	(.55)%	.42% E	(.22)%	(.59)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,277	$ 26,285	$ 22,021	$ 21,111	$ 11,681
Portfolio turnover rate D	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Technology

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2009, dividend income has been reduced $1,075,061 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, net operating losses, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 98,770,260
Gross unrealized depreciation	(37,758,749)
Net unrealized appreciation (depreciation)	$ 61,011,511

Tax Cost	$ 577,910,687

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (632,644,379)
Net unrealized appreciation (depreciation)	$ 61,007,276

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $684,296,338 and $729,729,891, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 768,219	$ 11,929
Class T	.25%	.25%	844,822	4,030
Class B	.75%	.25%	321,710	241,714
Class C	.75%	.25%	674,475	86,799
			$ 2,609,226	$ 344,472

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Technology

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 88,242
Class T	19,307
Class B*	43,677
Class C*	6,996
$ 158,222

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 991,638.32
Class T	552,433.33
Class B	104,934.33
Class C	217,727.32
Institutional Class	100,460.29
	$ 1,967,192

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,301 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,608,286.43%		$ 383

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,385 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $146,219 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	4,395,059	3,881,770	$ 83,404,216	$ 49,340,225
Shares redeemed	(4,747,519)	(3,900,491)	(89,682,006)	(47,190,702)
Net increase (decrease)	(352,460)	(18,721)	$ (6,277,790)	$ 2,149,523
Class T
Shares sold	1,549,777	2,072,898	$ 28,544,536	$ 24,512,394
Shares redeemed	(2,457,153)	(2,840,598)	(44,605,674)	(33,936,510)
Net increase (decrease)	(907,376)	(767,700)	$ (16,061,138)	$ (9,424,116)
Class B
Shares sold	364,834	327,585	$ 6,301,624	$ 3,794,593
Shares redeemed	(829,145)	(1,251,978)	(14,327,782)	(14,128,827)
Net increase (decrease)	(464,311)	(924,393)	$ (8,026,158)	$ (10,334,234)
Class C
Shares sold	985,847	654,688	$ 17,180,918	$ 7,947,929
Shares redeemed	(891,510)	(906,545)	(15,514,588)	(10,144,084)
Net increase (decrease)	94,337	(251,857)	$ 1,666,330	$ (2,196,155)
Institutional Class
Shares sold	1,270,106	753,599	$ 25,258,423	$ 10,483,415
Shares redeemed	(802,290)	(422,236)	(15,808,337)	(5,626,800)
Net increase (decrease)	467,816	331,363	$ 9,450,086	$ 4,856,615

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Technology

Fidelity Advisor Utilities Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	5.01%	2.36%	-1.39%
Class T (incl. 3.50% sales charge) C	7.24%	2.58%	-1.41%
Class B (incl. contingent deferred sales charge) A,C	5.56%	2.45%	-1.32%
Class C (incl. contingent deferred sales charge) B,C	9.54%	2.84%	-1.49%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Utilities Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Class A on July 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund: For the year ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 11.42%, 11.13%, 10.56% and 10.54%, respectively (excluding sales charges), underperforming the S&P 500® but outperforming the 10.00% return of the MSCI® U.S. IM Utilities 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. At the industry level, the fund benefited versus the MSCI index from strong security selection in our three main areas of focus, independent power/energy trade, electric utilities and multi-utilities. On an individual security basis, the fund got a boost from underweighting Chicago-based Exelon, the nation's largest deregulated electric utility by market capitalization, which declined due to sluggish earnings growth. Independent power producer Constellation Energy Group rose on the strength of a recovery in power demand in Maryland. TECO Energy, a Florida-based multi-utility that produces coal, fared well, as higher coal prices propelled the company's earnings growth. An underweighting and timely ownership of Pennsylvania electric utility PPL also helped. I avoided the stock when it declined, in part because the company announced a costly acquisition of a German power producer. Ohio's American Electric Power, the largest electric utility in the Midwest, experienced improved industrial power demand that coincided with a recovery in manufacturing activity. Conversely, overweighting independent power/energy trade and underweighting gas utilities hurt. Not owning Virginia multi-utility Dominion Resources, a major index constituent, dampened performance. Dominion's share price rose, but I chose to focus on other, more-attractive regulated utilities. Untimely ownership of Utah-based gas utility Questar also detracted, as the fund wasn't able to fully capitalize on the company's spin-off of its exploration and production operations. Ohio-based FirstEnergy declined after its purchase of another deregulated electricity provider was frowned upon by the market. The share price of global power producer AES declined in part because of the company's announcement in May that it was reducing its earnings guidance for fiscal 2010. Exelon and Constellation Energy Group were not held at period end.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund: For the year ending July 31, 2010, the fund's Institutional Class shares returned 11.66%, underperforming the S&P 500® but outperforming the 10.00% return of the MSCI® U.S. IM Utilities 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. At the industry level, the fund benefited versus the MSCI index from strong security selection in our three main areas of focus, independent power/energy trade, electric utilities and multi-utilities. On an individual security basis, the fund got a boost from underweighting Chicago-based Exelon, the nation's largest deregulated electric utility by market capitalization, which declined due to sluggish earnings growth. Independent power producer Constellation Energy Group rose on the strength of a recovery in power demand in Maryland. TECO Energy, a Florida-based multi-utility that produces coal, fared well, as higher coal prices propelled the company's earnings growth. An underweighting and timely ownership of Pennsylvania electric utility PPL also helped. I avoided the stock when it declined, in part because the company announced a costly acquisition of a German power producer. Ohio's American Electric Power, the largest electric utility in the Midwest, experienced improved industrial power demand that coincided with a recovery in manufacturing activity. Conversely, overweighting independent power/energy trade and underweighting gas utilities hurt. Not owning Virginia multi-utility Dominion Resources, a major index constituent, dampened performance. Dominion's share price rose, but I chose to focus on other, more-attractive regulated utilities. Untimely ownership of Utah-based gas utility Questar also detracted, as the fund wasn't able to fully capitalize on the company's spin-off of its exploration and production operations. Ohio-based FirstEnergy declined after its purchase of another deregulated electricity provider was frowned upon by the market. The share price of global power producer AES declined in part because of the company's announcement in May that it was reducing its earnings guidance for fiscal 2010. Exelon and Constellation Energy Group were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Utilities

Fidelity Advisor Utilities Fund
Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.22%
Actual		$ 1,000.00	$ 1,064.80	$ 6.25
Hypothetical A		$ 1,000.00	$ 1,018.74	$ 6.11
Class T	1.49%
Actual		$ 1,000.00	$ 1,063.50	$ 7.62
Hypothetical A		$ 1,000.00	$ 1,017.41	$ 7.45
Class B	1.97%
Actual		$ 1,000.00	$ 1,060.90	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 1,061.20	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,065.80	$ 5.07
Hypothetical A		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	10.5	6.8
American Electric Power Co., Inc.	9.1	9.5
Sempra Energy	8.7	0.0
Public Service Enterprise Group, Inc.	8.2	0.0
PPL Corp.	6.9	0.0
PG&E Corp.	5.0	8.8
NV Energy, Inc.	5.0	3.6
National Grid PLC	5.0	0.0
Entergy Corp.	4.9	8.2
FirstEnergy Corp.	4.9	9.1
	68.2
Top Industries (% of fund's net assets)
As of July 31, 2010
Electric Utilities	52.4%
Multi-Utilities	37.2%
Independent Power Producers & Energy Traders	3.4%
Oil, Gas & Consumable Fuels	3.1%
Gas Utilities	2.9%
All Others*	1.0%

As of January 31, 2010
Electric Utilities	45.7%
Multi-Utilities	35.3%
Independent Power Producers & Energy Traders	12.5%
Gas Utilities	5.5%
All Others*	1.0%

* Includes short-term investments and net other assets.

Utilities

Fidelity Advisor Utilities Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
ELECTRIC UTILITIES - 52.4%
Electric Utilities - 52.4%
American Electric Power Co., Inc.	343,573	$ 12,361,757
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR	17,300	379,216
Entergy Corp.	85,200	6,603,852
FirstEnergy Corp.	174,400	6,574,880
ITC Holdings Corp.	111,047	6,300,807
NextEra Energy, Inc.	271,286	14,188,254
NV Energy, Inc.	527,965	6,705,156
Pepco Holdings, Inc.	65,547	1,108,400
Pinnacle West Capital Corp.	136,072	5,182,982
PPL Corp.	343,161	9,364,864
Southern Co.	58,400	2,063,272
		70,833,440
GAS UTILITIES - 2.9%
Gas Utilities - 2.9%
National Fuel Gas Co. New Jersey	59,858	2,876,177
Questar Corp.	66,100	1,087,345
		3,963,522
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 3.4%
Independent Power Producers & Energy Traders - 3.4%
AES Corp. (a)	442,100	4,558,051
MULTI-UTILITIES - 37.2%
Multi-Utilities - 37.2%
Alliant Energy Corp.	31,876	1,101,635
CMS Energy Corp.	405,900	6,461,928
National Grid PLC	834,900	6,684,647
PG&E Corp.	151,304	6,717,898
Public Service Enterprise Group, Inc.	338,703	11,143,329
Sempra Energy	237,200	11,800,700
TECO Energy, Inc.	392,249	6,409,349
		50,319,486

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 3.1%
Coal & Consumable Fuels - 1.0%
Massey Energy Co.	45,900	$ 1,403,622
Oil & Gas Exploration & Production - 1.8%
Canacol Energy Ltd. (a)	943,200	1,055,188
Pacific Rubiales Energy Corp. (a)	57,900	1,388,992
		2,444,180
Oil & Gas Storage & Transport - 0.3%
Chesapeake Midstream Partners	16,500	377,850
TOTAL OIL, GAS & CONSUMABLE FUELS		4,225,652
TOTAL COMMON STOCKS (Cost $129,105,969)		133,900,151
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.24% (b) (Cost $899,773)	899,773	899,773
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $130,005,742)		134,799,924
NET OTHER ASSETS (LIABILITIES) - 0.3%		460,344
NET ASSETS - 100%		$ 135,260,268
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,547
Fidelity Securities Lending Cash Central Fund	5,660
Total	$ 8,207
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 133,900,151	$ 127,215,504	$ 6,684,647	$ -
Money Market Funds	899,773	899,773	-	-
Total Investments in Securities:	$ 134,799,924	$ 128,115,277	$ 6,684,647	$ -
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $196,362,484 of which $154,412,532, $13,867,918 and $28,082,034 will expire on July 31, 2011, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending July 31, 2011 approximately $4,837,964 of losses recognized during the period November 1, 2009 to July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Utilities

Fidelity Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $129,105,969)	$ 133,900,151
Fidelity Central Funds (cost $899,773)	899,773
Total Investments (cost $130,005,742)		$ 134,799,924
Receivable for investments sold		4,973,051
Receivable for fund shares sold		122,708
Dividends receivable		110,600
Distributions receivable from Fidelity Central Funds		276
Other receivables		12,776
Total assets		140,019,335

Liabilities
Payable for investments purchased	$ 4,322,432
Payable for fund shares redeemed	248,156
Accrued management fee	62,252
Distribution fees payable	51,871
Other affiliated payables	36,645
Other payables and accrued expenses	37,711
Total liabilities		4,759,067

Net Assets		$ 135,260,268
Net Assets consist of:
Paid in capital		$ 333,187,270
Undistributed net investment income		1,286,115
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(204,003,841)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,790,724
Net Assets		$ 135,260,268

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($64,889,816 ÷ 3,912,201 shares)	$ 16.59

Maximum offering price per share (100/94.25 of $16.59)	$ 17.60
Class T: Net Asset Value and redemption price per share ($33,650,802 ÷ 2,028,704 shares)	$ 16.59

Maximum offering price per share (100/96.50 of $16.59)	$ 17.19
Class B: Net Asset Value and offering price per share ($8,793,737 ÷ 536,930 shares)A	$ 16.38

Class C: Net Asset Value and offering price per share ($21,414,607 ÷ 1,314,050 shares)A	$ 16.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,511,306 ÷ 386,345 shares)	$ 16.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Utilities

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 5,037,705
Interest		2
Income from Fidelity Central Funds		8,207
Total income		5,045,914

Expenses
Management fee	$ 758,623
Transfer agent fees	444,613
Distribution fees	647,138
Accounting and security lending fees	53,623
Custodian fees and expenses	9,780
Independent trustees' compensation	826
Registration fees	54,515
Audit	47,367
Legal	2,702
Miscellaneous	2,302
Total expenses before reductions	2,021,489
Expense reductions	(47,050)	1,974,439
Net investment income (loss)		3,071,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,320,574
Foreign currency transactions	(12,353)
Total net realized gain (loss)		6,308,221
Change in net unrealized appreciation (depreciation) on: Investment securities	4,899,320
Assets and liabilities in foreign currencies	(3,642)
Total change in net unrealized appreciation (depreciation)		4,895,678
Net gain (loss)		11,203,899
Net increase (decrease) in net assets resulting from operations		$ 14,275,374

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,071,475	$ 3,120,844
Net realized gain (loss)	6,308,221	(55,782,452)
Change in net unrealized appreciation (depreciation)	4,895,678	(1,796,906)
Net increase (decrease) in net assets resulting from operations	14,275,374	(54,458,514)
Distributions to shareholders from net investment income	(3,192,017)	(2,162,549)
Share transactions - net increase (decrease)	(13,238,224)	(29,372,654)
Redemption fees	1,956	4,076
Total increase (decrease) in net assets	(2,152,911)	(85,989,641)

Net Assets
Beginning of period	137,413,179	223,402,820
End of period (including undistributed net investment income of $1,286,115 and undistributed net investment income of $1,435,445, respectively)	$ 135,260,268	$ 137,413,179

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.27	$ 20.28	$ 20.74	$ 17.20	$ 15.17
Income from Investment Operations
Net investment income (loss) C	.40	.35	.24	.21	.24
Net realized and unrealized gain (loss)	1.32	(5.10)	(.38)	3.56	2.06
Total from investment operations	1.72	(4.75)	(.14)	3.77	2.30
Distributions from net investment income	(.40)	(.26)	(.32)	(.23)	(.27)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.59	$ 15.27	$ 20.28	$ 20.74	$ 17.20
Total Return A,B	11.42%	(23.44)%	(.82)%	22.14%	15.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.26%	1.26%	1.21%	1.27%	1.34%
Expenses net of fee waivers, if any	1.26%	1.26%	1.21%	1.27%	1.34%
Expenses net of all reductions	1.22%	1.26%	1.21%	1.26%	1.32%
Net investment income (loss)	2.49%	2.37%	1.11%	1.04%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,890	$ 66,064	$ 105,219	$ 94,842	$ 40,599
Portfolio turnover rate E	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.27	$ 20.26	$ 20.71	$ 17.18	$ 15.10
Income from Investment Operations
Net investment income (loss) C	.35	.31	.18	.15	.19
Net realized and unrealized gain (loss)	1.33	(5.10)	(.39)	3.56	2.08
Total from investment operations	1.68	(4.79)	(.21)	3.71	2.27
Distributions from net investment income	(.36)	(.20)	(.24)	(.18)	(.19)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.59	$ 15.27	$ 20.26	$ 20.71	$ 17.18
Total Return A,B	11.13%	(23.61)%	(1.11)%	21.74%	15.20%
Ratios to Average Net Assets D,F
Expenses before reductions	1.52%	1.52%	1.47%	1.54%	1.60%
Expenses net of fee waivers, if any	1.52%	1.52%	1.47%	1.54%	1.60%
Expenses net of all reductions	1.49%	1.52%	1.47%	1.54%	1.58%
Net investment income (loss)	2.23%	2.11%	.84%	.76%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,651	$ 33,989	$ 54,346	$ 62,592	$ 52,128
Portfolio turnover rate E	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 20.01	$ 20.40	$ 16.90	$ 14.83
Income from Investment Operations
Net investment income (loss) C	.27	.24	.08	.05	.12
Net realized and unrealized gain (loss)	1.31	(5.04)	(.39)	3.52	2.03
Total from investment operations	1.58	(4.80)	(.31)	3.57	2.15
Distributions from net investment income	(.28)	(.13)	(.08)	(.07)	(.08)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.38	$ 15.08	$ 20.01	$ 20.40	$ 16.90
Total Return A,B	10.56%	(23.97)%	(1.59)%	21.18%	14.57%
Ratios to Average Net Assets D,F
Expenses before reductions	2.01%	2.01%	1.96%	2.04%	2.09%
Expenses net of fee waivers, if any	2.01%	2.01%	1.96%	2.04%	2.09%
Expenses net of all reductions	1.98%	2.01%	1.95%	2.03%	2.06%
Net investment income (loss)	1.74%	1.62%	.36%	.27%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,794	$ 10,634	$ 20,747	$ 43,845	$ 65,959
Portfolio turnover rate E	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.02	$ 19.93	$ 20.38	$ 16.91	$ 14.84
Income from Investment Operations
Net investment income (loss) C	.27	.24	.08	.06	.13
Net realized and unrealized gain (loss)	1.30	(5.02)	(.39)	3.51	2.04
Total from investment operations	1.57	(4.78)	(.31)	3.57	2.17
Distributions from net investment income	(.29)	(.13)	(.14)	(.10)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.30	$ 15.02	$ 19.93	$ 20.38	$ 16.91
Total Return A,B	10.54%	(23.96)%	(1.58)%	21.23%	14.72%
Ratios to Average Net Assets D,F
Expenses before reductions	2.01%	2.01%	1.95%	1.99%	2.02%
Expenses net of fee waivers, if any	2.01%	2.01%	1.95%	1.99%	2.02%
Expenses net of all reductions	1.97%	2.01%	1.95%	1.99%	2.00%
Net investment income (loss)	1.74%	1.62%	.36%	.32%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,415	$ 22,352	$ 37,387	$ 43,292	$ 32,823
Portfolio turnover rate E	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.51	$ 20.52	$ 20.95	$ 17.38	$ 15.31
Income from Investment Operations
Net investment income (loss) B	.44	.39	.31	.29	.30
Net realized and unrealized gain (loss)	1.35	(5.17)	(.38)	3.58	2.10
Total from investment operations	1.79	(4.78)	(.07)	3.87	2.40
Distributions from net investment income	(.45)	(.23)	(.36)	(.30)	(.33)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 16.85	$ 15.51	$ 20.52	$ 20.95	$ 17.38
Total Return A	11.66%	(23.24)%	(.49)%	22.54%	15.95%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.00%	.91%	.92%	.94%
Expenses net of fee waivers, if any	1.00%	1.00%	.91%	.92%	.94%
Expenses net of all reductions	.97%	1.00%	.90%	.92%	.92%
Net investment income (loss)	2.75%	2.63%	1.41%	1.39%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,511	$ 4,373	$ 5,704	$ 12,822	$ 6,479
Portfolio turnover rate D	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,140,331
Gross unrealized depreciation	(5,149,542)
Net unrealized appreciation (depreciation)	$ 1,990,789

Tax Cost	$ 132,809,135

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,286,115
Capital loss carryforward	$ (196,362,484)
Net unrealized appreciation (depreciation)	$ 1,987,331

Utilities

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 3,192,017	$ 2,162,549

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $286,648,743 and $300,228,488, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 163,817	$ 3,767
Class T	.25%	.25%	169,126	888
Class B	.75%	.25%	96,659	72,568
Class C	.75%	.25%	217,536	15,785
			$ 647,138	$ 93,008

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,566
Class T	6,328
Class B*	24,054
Class C*	955
$ 54,903

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 212,559.32
Class T	114,128.34
Class B	31,788.33
Class C	70,487.32
Institutional Class	15,651.32
	$ 444,613

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,040 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $545 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,660.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $47,050 for the period.

Utilities

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 1,700,301	$ 1,279,763
Class T	782,544	508,856
Class B	184,067	107,816
Class C	413,366	209,682
Institutional Class	111,739	56,432
Total	$ 3,192,017	$ 2,162,549

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	582,593	856,135	$ 9,269,210	$ 12,539,810
Reinvestment of distributions	96,455	73,926	1,532,370	1,138,401
Shares redeemed	(1,092,389)	(1,794,060)	(17,388,823)	(25,956,960)
Net increase (decrease)	(413,341)	(863,999)	$ (6,587,243)	$ (12,278,749)
Class T
Shares sold	214,231	257,339	$ 3,421,542	$ 3,753,639
Reinvestment of distributions	46,549	31,967	741,068	480,828
Shares redeemed	(457,353)	(746,038)	(7,262,506)	(10,889,452)
Net increase (decrease)	(196,573)	(456,732)	$ (3,099,896)	$ (6,654,985)
Class B
Shares sold	89,148	154,111	$ 1,411,608	$ 2,249,187
Reinvestment of distributions	10,582	6,919	167,069	98,250
Shares redeemed	(267,950)	(492,642)	(4,203,072)	(7,223,742)
Net increase (decrease)	(168,220)	(331,612)	$ (2,624,395)	$ (4,876,305)
Class C
Shares sold	188,570	216,794	$ 2,992,972	$ 3,077,077
Reinvestment of distributions	20,486	11,490	322,145	162,462
Shares redeemed	(383,514)	(615,787)	(5,996,156)	(8,815,385)
Net increase (decrease)	(174,458)	(387,503)	$ (2,681,039)	$ (5,575,846)
Institutional Class
Shares sold	287,925	137,801	$ 4,699,845	$ 1,988,698
Reinvestment of distributions	5,221	2,995	84,041	45,330
Shares redeemed	(188,687)	(136,905)	(3,029,537)	(2,020,797)
Net increase (decrease)	104,459	3,891	$ 1,754,349	$ 13,231

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-
2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2009	December 2009
Fidelity Advisor Electronics Fund
Class A	100%	-%
Class T	100%	-%
Class B	-%	-%
Class C	-%	-%
Fidelity Advisor Financial Services Fund
Class A	51%	-%
Class T	60%	-%
Class B	81%	-%
Class C	76%	-%
Fidelity Advisor Industrials Fund
Class A	100%	100%
Class T	100%	100%
Class B	-%	-%
Class C	-%	-%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2009	December 2009
Fidelity Advisor Electronics Fund
Class A	100%	-%
Class T	100%	-%
Class B	-%	-%
Class C	-%	-%
Fidelity Advisor Financial Services Fund
Class A	53%	-%
Class T	62%	-%
Class B	85%	-%
Class C	79%	-%
Fidelity Advisor Industrials Fund
Class A	100%	100%
Class T	100%	100%
Class B	-%	-%
Class C	-%	-%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance.

For each of Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

For each of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, and Advisor Technology, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Advisor Biotechnology

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Communications Equipment

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Advisor Consumer Discretionary

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Advisor Electronics

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Advisor Energy

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Financial Services

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Advisor Health Care

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Advisor Industrials

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Advisor Technology

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Utilities

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Advisor Biotechnology

Advisor Communications Equipment

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Consumer Discretionary

Advisor Electronics

Annual Report

Advisor Energy

Advisor Financial Services

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Health Care

Advisor Industrials

Annual Report

Advisor Technology

Advisor Utilities

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Biotechnology ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, and Class C of Advisor Communications Equipment ranked below its competitive median for 2009, the total expenses of Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, and Class C of Advisor Consumer Discretionary ranked below its competitive median for 2009, the total expenses of Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, and Class C of Advisor Electronics ranked below its competitive median for 2009, the total expenses of Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each class of Advisor Energy ranked below its competitive median for 2009.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Financial Services ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Health Care ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Industrials ranked below its competitive median for 2009 and the total expenses of Class T ranked equal to its competitive median for 2009.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Technology ranked below its competitive median for 2009 and the total expenses of Class T ranked equal to its competitive median for 2009.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Utilities ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. †

Boston, MA

State Street Bank and Trust ††

Quincy, MA

† Custodian for Fidelity Advisor Energy Fund only.

†† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOC-UANNPRO-0910
1.789241.106

Fidelity Advisor
Focus Funds®
Institutional Class

Fidelity® Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

Annual Report

July 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Note to shareholders	<Click Here>	An explanation of the changes to the fund.
Fidelity Advisor Biotechnology Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Communications Equipment Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Consumer Discretionary Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Electronics Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Energy Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Financial Services Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Health Care Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Industrials Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Technology Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Utilities Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders:

In January 2010, Fidelity adopted capped benchmarks for most of its sector and industry funds, including the Advisor Focus Funds. The capped benchmarks, which limit the weightings of individual issuers, better represent the investment opportunities available to the funds and provide shareholders with more-meaningful performance comparisons. These changes do not affect the investment policies of any of the funds, and the primary benchmark for all of the funds remains the S&P 500® Index.

Annual Report

Fidelity Advisor Biotechnology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-3.51%	1.34%	-3.14%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -3.89%, -4.13%, -4.64% and -4.48%, respectively (excluding sales charges), trailing the S&P 500® but roughly in line with the -4.50% mark of the MSCI® U.S. IM Biotechnology 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, stock selection in the biotechnology category, where roughly 93% of the fund's net assets were positioned at period end, aided relative performance. At the stock level, underweighting two major benchmark components that performed poorly, Gilead Sciences and Amgen, bolstered the fund's relative performance, although they curbed its absolute return by a considerable margin. Alexion Pharmaceuticals also had a positive impact on relative performance, as did Acorda Therapeutics and a small out-of-index position in Delcath Systems, which makes equipment that facilitates delivering high doses of cancer drugs directly to the liver with minimal side effects. Given the stock's sizable advance, I sold Delcath Systems to nail down profits. Conversely, our out-of-index exposure to the pharmaceuticals group, which represented a little more than 6% of net assets at period end, detracted from performance. The largest relative detractor was primarily a story from the first six months: an unrewarding out-of-index stake in Antigenics. The stock lost more than half of its value in October, after the company was denied marketing approval for its kidney cancer drug, Oncophage. Auxilium Pharmaceuticals slumped due to a slow product launch, as well as investor concern about the limited size of the market for XIAFLEX, the company's drug for an uncommon hand deformity called Dupuytren's contracture. Underweighting major index constituent Genzyme held back performance, given the stock's strong showing, and a large underweighting in Celgene, a sizable index component that modestly outperformed the MSCI index, also detracted.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: During the past year, the fund's Institutional Class shares returned -3.51%, trailing the S&P 500® but ahead of the -4.50% mark of the MSCI® U.S. IM Biotechnology 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, stock selection in the biotechnology category, where roughly 93% of the fund's net assets were positioned at period end, aided relative performance. At the stock level, underweighting two major benchmark components that performed poorly, Gilead Sciences and Amgen, bolstered the fund's relative performance, although they curbed its absolute return by a considerable margin. Alexion Pharmaceuticals also had a positive impact on relative performance, as did Acorda Therapeutics and a small out-of-index position in Delcath Systems, which makes equipment that facilitates delivering high doses of cancer drugs directly to the liver with minimal side effects. Given the stock's sizable advance, I sold Delcath Systems to nail down profits. Conversely, our out-of-index exposure to the pharmaceuticals group, which represented a little more than 6% of net assets at period end, detracted from performance. The largest relative detractor was primarily a story from the first six months: an unrewarding out-of-index stake in Antigenics. The stock lost more than half of its value in October, after the company was denied marketing approval for its kidney cancer drug, Oncophage. Auxilium Pharmaceuticals slumped due to a slow product launch, as well as investor concern about the limited size of the market for XIAFLEX, the company's drug for an uncommon hand deformity called Dupuytren's contracture. Underweighting major index constituent Genzyme held back performance, given the stock's strong showing, and a large underweighting in Celgene, a sizable index component that modestly outperformed the MSCI index, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology

Fidelity Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.38%
Actual		$ 1,000.00	$ 959.70	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 6.90
Class T	1.65%
Actual		$ 1,000.00	$ 958.70	$ 8.01
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.13%
Actual		$ 1,000.00	$ 955.10	$ 10.33
HypotheticalA		$ 1,000.00	$ 1,014.23	$ 10.64
Class C	2.13%
Actual		$ 1,000.00	$ 956.70	$ 10.33
HypotheticalA		$ 1,000.00	$ 1,014.23	$ 10.64
Institutional Class	1.04%
Actual		$ 1,000.00	$ 960.80	$ 5.06
HypotheticalA		$ 1,000.00	$ 1,019.64	$ 5.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	14.3	20.9
Gilead Sciences, Inc.	10.6	6.8
Alexion Pharmaceuticals, Inc.	6.9	6.0
Genzyme Corp.	6.3	4.2
Acorda Therapeutics, Inc.	4.9	4.3
United Therapeutics Corp.	3.7	4.3
Vertex Pharmaceuticals, Inc.	3.4	4.4
Celgene Corp.	2.8	2.5
Dendreon Corp.	2.7	3.2
Human Genome Sciences, Inc.	2.6	2.8
	58.2
Top Industries (% of fund's net assets)
As of July 31, 2010
Biotechnology	92.8%
Pharmaceuticals	6.2%
Health Care Equipment & Supplies	0.1%
All Others*	0.9%

As of January 31, 2010
Biotechnology	93.1%
Pharmaceuticals	6.7%
Health Care Equipment & Supplies	0.5%
All Others †	(0.3)%

* Includes short-term investments and net other assets. † Short-term investments and net other assets are not included in the pie chart.

Biotechnology

Fidelity Advisor Biotechnology Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
BIOTECHNOLOGY - 92.8%
Biotechnology - 92.8%
Acadia Pharmaceuticals, Inc. (a)	9,074	$ 11,070
Acorda Therapeutics, Inc. (a)	80,016	2,587,717
Affymax, Inc. (a)	4,506	28,974
Alexion Pharmaceuticals, Inc. (a)	66,408	3,609,939
Alkermes, Inc. (a)	37,161	479,377
Allos Therapeutics, Inc. (a)(d)	118,231	569,873
Alnylam Pharmaceuticals, Inc. (a)(d)	13,498	207,194
AMAG Pharmaceuticals, Inc. (a)(d)	12,800	402,944
Amgen, Inc. (a)	137,989	7,524,539
Amylin Pharmaceuticals, Inc. (a)(d)	37,784	714,873
Antigenics, Inc. (a)(d)	21,100	17,939
Antigenics, Inc. warrants 1/9/18 (a)(e)	452,000	307,198
Arena Pharmaceuticals, Inc. (a)(d)	57,520	457,284
ArQule, Inc. (a)	14,866	63,478
AVEO Pharmaceuticals, Inc.	2,400	18,576
Biogen Idec, Inc. (a)	22,826	1,275,517
BioMarin Pharmaceutical, Inc. (a)	60,073	1,312,595
Celera Corp. (a)	5,000	33,450
Celgene Corp. (a)	26,715	1,473,332
Cephalon, Inc. (a)	21,294	1,208,435
Cepheid, Inc. (a)	23,700	392,235
Clinical Data, Inc. (a)(d)	32,584	454,221
Cubist Pharmaceuticals, Inc. (a)	992	21,407
Dendreon Corp. (a)(d)	43,283	1,424,444
Dynavax Technologies Corp. (a)	25,600	56,576
Enzon Pharmaceuticals, Inc. (a)(d)	3,900	42,666
Exelixis, Inc. (a)	19,332	60,316
Genomic Health, Inc. (a)	1,000	12,890
Genzyme Corp. (a)	47,632	3,313,282
Gilead Sciences, Inc. (a)	166,402	5,544,515
Halozyme Therapeutics, Inc. (a)	46,500	333,405
Human Genome Sciences, Inc. (a)	53,508	1,387,998
Idenix Pharmaceuticals, Inc. (a)(d)	63,666	325,333
ImmunoGen, Inc. (a)	5,300	49,979
Incyte Corp. (a)	57,795	752,491
Inhibitex, Inc. (a)	38,500	72,765
InterMune, Inc. (a)	28,817	281,254
Isis Pharmaceuticals, Inc. (a)	34,800	344,172
Lexicon Pharmaceuticals, Inc. (a)	680,273	1,027,212
Ligand Pharmaceuticals, Inc. Class B (a)	11,400	18,810
MannKind Corp. (a)(d)	32,300	223,193
Martek Biosciences (a)(d)	13,900	287,591
Micromet, Inc. (a)(d)	15,500	106,175
Momenta Pharmaceuticals, Inc. (a)	24,829	529,851

	Shares	Value
Myrexis, Inc. (a)	302	$ 1,157
Myriad Genetics, Inc. (a)	3,424	49,682
Neurocrine Biosciences, Inc. (a)	47,581	270,260
NPS Pharmaceuticals, Inc. (a)	77,300	534,916
ONYX Pharmaceuticals, Inc. (a)	26,948	700,648
OREXIGEN Therapeutics, Inc. (a)(d)	27,000	140,400
PDL BioPharma, Inc.	164,088	1,020,627
Pharmasset, Inc. (a)	21,242	573,746
Progenics Pharmaceuticals, Inc. (a)	2,900	13,340
Regeneron Pharmaceuticals, Inc. (a)	9,849	238,247
Rigel Pharmaceuticals, Inc. (a)	31,077	251,724
Sangamo Biosciences, Inc. (a)(d)	3,098	11,679
Savient Pharmaceuticals, Inc. (a)(d)	28,255	387,094
Seattle Genetics, Inc. (a)	35,421	431,428
SIGA Technologies, Inc. (a)(d)	51,212	429,157
Theratechnologies, Inc. (a)	3,600	16,880
Theravance, Inc. (a)(d)	31,372	464,619
United Therapeutics Corp. (a)	39,798	1,945,724
Vertex Pharmaceuticals, Inc. (a)	53,404	1,797,579
ZIOPHARM Oncology, Inc. (a)	23,700	88,638
Zymogenetics, Inc. (a)	2,895	11,841
		48,746,471
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Equipment - 0.0%
Alsius Corp.	14,200	0
Aradigm Corp. (a)	21,800	2,398
		2,398
Health Care Supplies - 0.1%
Alimera Sciences, Inc. (a)	7,200	52,488
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		54,886
PHARMACEUTICALS - 6.2%
Pharmaceuticals - 6.2%
Adolor Corp. (a)	196,299	217,892
Akorn, Inc. (a)	17,279	62,896
Alexza Pharmaceuticals, Inc. (a)	5,981	16,567
Ardea Biosciences, Inc. (a)	3,300	65,835
Auxilium Pharmaceuticals, Inc. (a)(d)	52,758	1,190,220
AVANIR Pharmaceuticals Class A (a)	33,900	108,480
Biodel, Inc. (a)(d)	62,269	242,849
Cadence Pharmaceuticals, Inc. (a)(d)	12,500	95,750
Elan Corp. PLC sponsored ADR (a)	85,350	407,120
Inspire Pharmaceuticals, Inc. (a)	5,570	28,129
Jazz Pharmaceuticals, Inc. (a)	2,435	21,185
Optimer Pharmaceuticals, Inc. (a)	38,988	354,011
ViroPharma, Inc. (a)	31,988	421,282
XenoPort, Inc. (a)	6,700	41,138
		3,273,354
TOTAL COMMON STOCKS (Cost $48,215,385)		52,074,711
Money Market Funds - 8.0%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	1,322,129	$ 1,322,129
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	2,907,100	2,907,100
TOTAL MONEY MARKET FUNDS (Cost $4,229,229)		4,229,229
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $52,444,614)	56,303,940
NET OTHER ASSETS (LIABILITIES) - (7.1)%	(3,741,183)
NET ASSETS - 100%	$ 52,562,757
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $307,198 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. warrants 1/9/18	1/9/08	$ 563,722
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 866
Fidelity Securities Lending Cash Central Fund	40,061
Total	$ 40,927
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 52,074,711	$ 51,767,513	$ 307,198	$ -
Money Market Funds	4,229,229	4,229,229	-	-
Total Investments in Securities:	$ 56,303,940	$ 55,996,742	$ 307,198	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	(852)
Amortization/Accretion	-
Transfers in to Level 3	852
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $3,491,594 all of which will expire on July 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending July 31, 2011 approximately $2,681,229 of losses recognized during the period November 1, 2009 to July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $2,896,028) - See accompanying schedule: Unaffiliated issuers (cost $48,215,385)	$ 52,074,711
Fidelity Central Funds (cost $4,229,229)	4,229,229
Total Investments (cost $52,444,614)		$ 56,303,940
Receivable for investments sold		121,912
Receivable for fund shares sold		49,251
Distributions receivable from Fidelity Central Funds		4,508
Other receivables		2,388
Total assets		56,481,999

Liabilities
Payable for investments purchased	$ 837,491
Payable for fund shares redeemed	70,452
Accrued management fee	24,047
Distribution fees payable	23,065
Other affiliated payables	14,906
Other payables and accrued expenses	42,181
Collateral on securities loaned, at value	2,907,100
Total liabilities		3,919,242

Net Assets		$ 52,562,757
Net Assets consist of:
Paid in capital		$ 56,361,699
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,658,268)
Net unrealized appreciation (depreciation) on investments		3,859,326
Net Assets		$ 52,562,757

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,153,723 ÷ 3,022,290 shares)	$ 6.67

Maximum offering price per share (100/94.25 of $6.67)	$ 7.08
Class T: Net Asset Value and redemption price per share ($11,683,699 ÷ 1,798,463 shares)	$ 6.50

Maximum offering price per share (100/96.50 of $6.50)	$ 6.74
Class B: Net Asset Value and offering price per share ($6,297,032 ÷ 1,019,976 shares)A	$ 6.17

Class C: Net Asset Value and offering price per share ($11,420,585 ÷ 1,849,384 shares)A	$ 6.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,007,718 ÷ 437,894 shares)	$ 6.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 5,994
Special dividends		75,315
Interest		3,417
Income from Fidelity Central Funds (including $40,061 from security lending)		40,927
Total income		125,653

Expenses
Management fee	$ 301,275
Transfer agent fees	180,221
Distribution fees	300,604
Accounting and security lending fees	21,652
Custodian fees and expenses	19,954
Independent trustees' compensation	314
Registration fees	51,116
Audit	43,078
Legal	308
Miscellaneous	853
Total expenses before reductions	919,375
Expense reductions	(9,673)	909,702
Net investment income (loss)		(784,049)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,345,145)
Foreign currency transactions	(345)
Total net realized gain (loss)		(2,345,490)
Change in net unrealized appreciation (depreciation) on investment securities		88,127
Net gain (loss)		(2,257,363)
Net increase (decrease) in net assets resulting from operations		$ (3,041,412)

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (784,049)	$ (837,247)
Net realized gain (loss)	(2,345,490)	(282,180)
Change in net unrealized appreciation (depreciation)	88,127	(7,383,033)
Net increase (decrease) in net assets resulting from operations	(3,041,412)	(8,502,460)
Share transactions - net increase (decrease)	684,738	4,533,971
Redemption fees	1,690	29,559
Total increase (decrease) in net assets	(2,354,984)	(3,938,930)

Net Assets
Beginning of period	54,917,741	58,856,671
End of period (including undistributed net investment income of $0 and undistributed net investment income of $95, respectively)	$ 52,562,757	$ 54,917,741

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.94	$ 7.81	$ 7.23	$ 6.81	$ 6.80
Income from Investment Operations
Net investment income (loss) C	(.08) F	(.08)	(.09) G	(.09)	(.09)
Net realized and unrealized gain (loss)	(.19)	(.79)	1.20	.51	.10
Total from investment operations	(.27)	(.87)	1.11	.42	.01
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 6.67	$ 6.94	$ 7.81	$ 7.23	$ 6.81
Total Return A, B	(3.89)%	(11.14)%	15.95%	6.17%	.15%
Ratios to Average Net Assets D, H
Expenses before reductions	1.39%	1.40%	1.37%	1.42%	1.48%
Expenses net of fee waivers, if any	1.39%	1.40%	1.37%	1.40%	1.40%
Expenses net of all reductions	1.38%	1.40%	1.37%	1.40%	1.37%
Net investment income (loss)	(1.15)% F	(1.27)%	(1.24)% G	(1.25)%	(1.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,154	$ 19,858	$ 18,249	$ 13,081	$ 12,539
Portfolio turnover rate E	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.78	$ 7.65	$ 7.11	$ 6.71	$ 6.72
Income from Investment Operations
Net investment income (loss) C	(.09) F	(.09)	(.11) G	(.11)	(.11)
Net realized and unrealized gain (loss)	(.19)	(.78)	1.18	.51	.10
Total from investment operations	(.28)	(.87)	1.07	.40	(.01)
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 6.50	$ 6.78	$ 7.65	$ 7.11	$ 6.71
Total Return A, B	(4.13)%	(11.37)%	15.64%	5.96%	(.15)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.69%	1.71%	1.69%	1.75%	1.79%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.65%	1.65%	1.62%
Net investment income (loss)	(1.41)% F	(1.52)%	(1.53)% G	(1.49)%	(1.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,684	$ 13,356	$ 15,123	$ 13,008	$ 13,808
Portfolio turnover rate E	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.55)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.47	$ 7.34	$ 6.88	$ 6.52	$ 6.56
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.12)	(.14) G	(.14)	(.14)
Net realized and unrealized gain (loss)	(.18)	(.75)	1.13	.50	.10
Total from investment operations	(.30)	(.87)	.99	.36	(.04)
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 6.17	$ 6.47	$ 7.34	$ 6.88	$ 6.52
Total Return A, B	(4.64)%	(11.85)%	14.96%	5.52%	(.61)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.14%	2.15%	2.12%	2.17%	2.23%
Expenses net of fee waivers, if any	2.14%	2.15%	2.12%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.15%	2.12%	2.15%	2.12%
Net investment income (loss)	(1.90)% F	(2.02)%	(2.00)% G	(1.99)%	(2.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,297	$ 7,377	$ 11,044	$ 12,656	$ 14,938
Portfolio turnover rate E	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.47	$ 7.34	$ 6.88	$ 6.52	$ 6.57
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.12)	(.13) G	(.14)	(.14)
Net realized and unrealized gain (loss)	(.17)	(.75)	1.12	.50	.09
Total from investment operations	(.29)	(.87)	.99	.36	(.05)
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 6.18	$ 6.47	$ 7.34	$ 6.88	$ 6.52
Total Return A, B	(4.48)%	(11.85)%	14.96%	5.52%	(.76)%
Ratios to Average Net Assets D, H
Expenses before reductions	2.14%	2.15%	2.12%	2.16%	2.17%
Expenses net of fee waivers, if any	2.14%	2.15%	2.12%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.15%	2.12%	2.15%	2.12%
Net investment income (loss)	(1.90)% F	(2.02)%	(2.00)% G	(1.99)%	(2.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,421	$ 12,426	$ 13,323	$ 11,813	$ 13,787
Portfolio turnover rate E	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.12	$ 8.00	$ 7.37	$ 6.91	$ 6.89
Income from Investment Operations
Net investment income (loss) B	(.06) E	(.06)	(.07) F	(.07)	(.07)
Net realized and unrealized gain (loss)	(.19)	(.82)	1.23	.53	.09
Total from investment operations	(.25)	(.88)	1.16	.46	.02
Distributions from net realized gain	-	-	(.53)	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 6.87	$ 7.12	$ 8.00	$ 7.37	$ 6.91
Total Return A	(3.51)%	(11.00)%	16.35%	6.66%	.29%
Ratios to Average Net Assets C, G
Expenses before reductions	1.07%	1.11%	1.06%	1.06%	1.05%
Expenses net of fee waivers, if any	1.07%	1.11%	1.06%	1.06%	1.05%
Expenses net of all reductions	1.06%	1.11%	1.06%	1.06%	1.03%
Net investment income (loss)	(.83)% E	(.98)%	(.94)% F	(.91)%	(.94)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,008	$ 1,901	$ 1,117	$ 991	$ 1,268
Portfolio turnover rate D	130%	73%	132%	120%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.97)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Biotechnology

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,321,628
Gross unrealized depreciation	(5,947,747)
Net unrealized appreciation (depreciation)	$ 2,373,881

Tax Cost	$ 53,930,059

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (3,491,594)
Net unrealized appreciation (depreciation)	$ 2,373,881

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $69,198,208 and $69,783,530, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 50,984	$ 673
Class T	.25%	.25%	62,407	291
Class B	.75%	.25%	68,085	51,174
Class C	.75%	.25%	119,128	19,251
			$ 300,604	$ 71,389

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A (1.00% to .50% prior to July 12, 2010) shares and .25% for certain purchases of Class T shares.

Biotechnology

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,352
Class T	6,728
Class B*	13,265
Class C*	1,272
$ 38,617

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 66,544.33
Class T	46,477.37
Class B	22,391.33
Class C	38,945.33
Institutional Class	5,864.26
	$ 180,221

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $995 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $216 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.65%	$ 4,575

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,098 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	1,118,865	2,341,295	$ 7,975,997	$ 15,410,062
Shares redeemed	(959,085)	(1,815,151)	(6,583,930)	(11,129,933)
Net increase (decrease)	159,780	526,144	$ 1,392,067	$ 4,280,129
Class T
Shares sold	412,827	826,391	$ 2,848,621	$ 5,258,554
Shares redeemed	(585,419)	(832,503)	(3,906,373)	(5,110,823)
Net increase (decrease)	(172,592)	(6,112)	$ (1,057,752)	$ 147,731
Class B
Shares sold	304,652	365,766	$ 1,993,007	$ 2,311,576
Shares redeemed	(424,638)	(730,232)	(2,696,945)	(4,256,288)
Net increase (decrease)	(119,986)	(364,466)	$ (703,938)	$ (1,944,712)
Class C
Shares sold	489,582	793,743	$ 3,216,700	$ 5,016,886
Shares redeemed	(559,923)	(688,414)	(3,577,484)	(3,988,392)
Net increase (decrease)	(70,341)	105,329	$ (360,784)	$ 1,028,494
Institutional Class
Shares sold	453,122	390,521	$ 3,410,559	$ 2,696,069
Shares redeemed	(282,175)	(263,268)	(1,995,414)	(1,673,740)
Net increase (decrease)	170,947	127,253	$ 1,415,145	$ 1,022,329

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Biotechnology

Fidelity Advisor Communications Equipment Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	19.19%	2.94%	-1.09%

A From December 27, 2000.

B Prior to October 1, 2006, Fidelity Advisor Communications Eqipment Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Communications Equipment

Fidelity Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 19.09%, 18.65%, 18.01% and 18.18%, respectively (excluding sales charges), topping the S&P 500® and the 6.65% gain of the S&P® Custom Communications Equipment Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus its industry benchmark, favorable stock selection within the fund's core area of communications equipment was the biggest positive factor. Additionally, out-of-benchmark positions in a number of industries helped, including semiconductors, Internet software/services and computer hardware. The fund's focus on mid- and small-cap stocks also was beneficial. At the stock level, Acme Packet was the fund's top contributor on both a relative and absolute basis. The company makes session border control equipment used to integrate Internet Protocol (IP) capabilities with corporate phone systems. Also adding value were F5 Networks and longtime holding Starent Networks, which was acquired on favorable terms in December. Underweighting two major index components that performed poorly, handset maker Nokia and wireless component supplier QUALCOMM, further aided our results. Conversely, untimely ownership of Motorola detracted from performance. Underweighting Telefonaktiebolaget LM Ericsson, a Swedish networking gear provider, and Harris, a maker of communications equipment for military applications, also detracted in view of those stocks' strong gains. Additionally, overweighting Tekelec, a provider of communication network software and systems, was counterproductive. The stock fell in May after the company reduced its financial guidance.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund: During the past year, the fund's Institutional Class shares returned 19.19%, topping the S&P 500 and the 6.65% gain of the S&P® Custom Communications Equipment Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus its industry benchmark, favorable stock selection within the fund's core area of communications equipment was the biggest positive factor. Additionally, out-of-benchmark positions in a number of industries helped, including semiconductors, Internet software/services and computer hardware. The fund's focus on mid- and small-cap stocks also was beneficial. At the stock level, Acme Packet was the fund's top contributor on both a relative and absolute basis. The company makes session border control equipment used to integrate Internet Protocol (IP) capabilities with corporate phone systems. Also adding value were F5 Networks and longtime holding Starent Networks, which was acquired on favorable terms in December. Underweighting two major index components that performed poorly, handset maker Nokia and wireless component supplier QUALCOMM, further aided our results. Conversely, untimely ownership of Motorola detracted from performance. Underweighting Telefonaktiebolaget LM Ericsson, a Swedish networking gear provider, and Harris, a maker of communications equipment for military applications, also detracted in view of those stocks' strong gains. Additionally, overweighting Tekelec, a provider of communication network software and systems, was counterproductive. The stock fell in May after the company reduced its financial guidance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,143.80	$ 7.44
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,141.70	$ 8.76
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,138.40	$ 11.40
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,140.00	$ 11.41
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,144.30	$ 6.11
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Communications Equipment

Fidelity Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	11.4	9.7
Cisco Systems, Inc.	8.7	13.5
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	8.6	4.2
Motorola, Inc.	6.4	3.8
Research In Motion Ltd.	6.4	6.0
Juniper Networks, Inc.	4.6	5.3
F5 Networks, Inc.	4.3	2.7
Acme Packet, Inc.	4.0	2.1
Riverbed Technology, Inc.	3.1	1.3
Apple, Inc.	2.4	0.0
	59.9
Top Industries (% of fund's net assets)
As of July 31, 2010
Communications Equipment	79.5%
Semiconductors & Semiconductor Equipment	4.8%
Computers & Peripherals	4.3%
Wireless Telecommunication Services	3.9%
Internet Software & Services	2.6%
All Others*	4.9%

As of January 31, 2010
Communications Equipment	79.8%
Semiconductors & Semiconductor Equipment	6.7%
Wireless Telecommunication Services	4.0%
Electronic Equipment & Components	3.2%
Internet Software & Services	2.1%
All Others*	4.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Communications Equipment Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 100.9%
	Shares	Value
AUTOMOBILES - 0.2%
Automobile Manufacturers - 0.2%
BYD Co. Ltd. (H Shares)	3,500	$ 24,084
COMMUNICATIONS EQUIPMENT - 79.4%
Communications Equipment - 79.4%
Acme Packet, Inc. (a)	20,235	571,841
Adtran, Inc.	10,483	331,053
ADVA AG Optical Networking (a)	15,658	95,448
Alcatel-Lucent SA sponsored ADR (a)	500	1,490
Arris Group, Inc. (a)	6,771	63,106
Aruba Networks, Inc. (a)	4,951	84,068
Aviat Networks, Inc. (a)	5,667	22,895
BigBand Networks, Inc. (a)	10,500	32,760
Blue Coat Systems, Inc. (a)	6,300	137,970
Brocade Communications Systems, Inc. (a)	5,309	26,280
BYD Electronic International Co. Ltd.	24,000	13,379
Ceragon Networks Ltd. (a)	200	1,504
Ciena Corp. (a)	1,059	13,862
Cisco Systems, Inc. (a)	54,069	1,247,372
CommScope, Inc. (a)	4,198	85,387
Comverse Technology, Inc. (a)	906	6,795
DG FastChannel, Inc. (a)	2,700	102,951
Digi International, Inc. (a)	2,700	22,437
DragonWave, Inc. (a)	2,400	14,616
EchoStar Holding Corp. Class A (a)	2,120	40,492
EMCORE Corp. (a)	4,600	4,148
Extreme Networks, Inc. (a)	5,400	15,444
F5 Networks, Inc. (a)	7,030	617,445
Finisar Corp. (a)(d)	12,112	194,155
Harmonic, Inc. (a)	11,860	82,664
Harris Corp.	3,400	151,402
Infinera Corp. (a)	2,800	25,340
Ixia (a)	700	7,686
JDS Uniphase Corp. (a)	23,573	255,767
Juniper Networks, Inc. (a)	23,514	653,219
Motorola, Inc. (a)	122,374	916,581
Nokia Corp. sponsored ADR	7,600	72,276
Oclaro, Inc. (a)	13,197	162,719
Oplink Communications, Inc. (a)	3,174	51,133
Opnext, Inc. (a)	15,501	27,902
Polycom, Inc. (a)	10,600	314,608
QUALCOMM, Inc.	42,820	1,630,580
Research In Motion Ltd. (a)	15,900	914,727
Riverbed Technology, Inc. (a)	11,979	444,301
Sandvine Corp. (a)	8,930	13,726
Sandvine Corp. (U.K.) (a)	56,400	88,900
ShoreTel, Inc. (a)	21,276	106,380
Sierra Wireless, Inc. (a)	9,200	86,366
Tekelec (a)	2,600	36,764
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	112,107	1,233,177

	Shares	Value
Tellabs, Inc.	41,367	$ 288,742
ZTE Corp. (H Shares)	10,450	33,432
		11,345,290
COMPUTERS & PERIPHERALS - 4.3%
Computer Hardware - 3.6%
Apple, Inc. (a)	1,300	334,425
Compal Electronics, Inc.	28	37
HTC Corp.	9,400	172,793
		507,255
Computer Storage & Peripherals - 0.7%
Isilon Systems, Inc. (a)	2,150	37,711
Novatel Wireless, Inc. (a)	4,698	31,477
QLogic Corp. (a)	2,200	35,024
		104,212
TOTAL COMPUTERS & PERIPHERALS		611,467
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
A123 Systems, Inc.	100	1,078
ELECTRONIC EQUIPMENT & COMPONENTS - 2.6%
Electronic Components - 0.6%
Prime View International Co. Ltd. (a)	16,000	23,209
Universal Display Corp. (a)	2,800	57,708
		80,917
Electronic Manufacturing Services - 2.0%
Foxconn International Holdings Ltd. (a)	2,000	1,406
Plexus Corp. (a)	1,000	29,200
SMART Modular Technologies (WWH), Inc. (a)	4,416	23,891
Trimble Navigation Ltd. (a)	8,219	233,173
		287,670
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		368,587
INTERNET SOFTWARE & SERVICES - 2.6%
Internet Software & Services - 2.6%
Akamai Technologies, Inc. (a)	6,100	233,996
Equinix, Inc. (a)	300	28,053
Limelight Networks, Inc. (a)	6,765	28,751
NetEase.com, Inc. sponsored ADR (a)	200	7,660
Rackspace Hosting, Inc. (a)	3,000	56,100
Tencent Holdings Ltd.	1,100	21,200
		375,760
IT SERVICES - 0.2%
Data Processing & Outsourced Services - 0.2%
Amadeus IT Holding SA Class A (a)	700	12,317
NeuStar, Inc. Class A (a)	700	16,261
		28,578
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - 0.0%
Yucheng Technologies Ltd. (a)	1,200	$ 3,816
TOTAL IT SERVICES		32,394
MEDIA - 0.5%
Cable & Satellite - 0.5%
Virgin Media, Inc.	3,050	65,667
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.8%
Semiconductors - 4.8%
Actel Corp. (a)	451	6,612
Altera Corp.	1,200	33,264
Applied Micro Circuits Corp. (a)	2,758	32,986
ARM Holdings PLC sponsored ADR	1,600	24,720
Avago Technologies Ltd.	1,300	28,288
Cavium Networks, Inc. (a)	3,249	87,171
Ceva, Inc. (a)	2,900	37,033
Conexant Systems, Inc. (a)	1,280	2,637
CSR PLC (a)	2,483	13,303
Entropic Communications, Inc. (a)	4,200	32,886
Exar Corp. (a)	143	1,000
Hittite Microwave Corp. (a)	2,300	105,708
Ikanos Communications, Inc. (a)	3,985	6,974
Infineon Technologies AG (a)	1,076	7,263
Microsemi Corp. (a)	449	7,166
Netlogic Microsystems, Inc. (a)	2,302	68,047
Omnivision Technologies, Inc. (a)	600	13,386
ON Semiconductor Corp. (a)	7,285	49,174
Pericom Semiconductor Corp. (a)	1,700	15,538
Pixelplus Co. Ltd. ADR (a)	900	711
PLX Technology, Inc. (a)	900	3,438
PMC-Sierra, Inc. (a)	3,100	25,110
Standard Microsystems Corp. (a)	1,200	26,424
TriQuint Semiconductor, Inc. (a)	5,000	34,650
Xilinx, Inc.	900	25,128
		688,617
SOFTWARE - 2.4%
Application Software - 1.9%
AsiaInfo Holdings, Inc. (a)	2,800	57,120
Citrix Systems, Inc. (a)	1,592	87,592
Cyberlink Corp.	8,000	33,388
KongZhong Corp. sponsored ADR (a)	100	604
NetScout Systems, Inc. (a)	1,200	19,020
Smith Micro Software, Inc. (a)	2,768	27,209
Synchronoss Technologies, Inc. (a)	708	13,799
Taleo Corp. Class A (a)	100	2,460
TeleNav, Inc.	300	1,632
Ulticom, Inc. (a)	3,441	32,621
		275,445
Home Entertainment Software - 0.1%
Giant Interactive Group, Inc. ADR (d)	2,000	13,460

	Shares	Value
Systems Software - 0.4%
Allot Communications Ltd. (a)	300	$ 1,452
Fortinet, Inc.	1,350	24,314
Opnet Technologies, Inc.	400	6,096
TeleCommunication Systems, Inc. Class A (a)	6,977	25,047
		56,909
TOTAL SOFTWARE		345,814
WIRELESS TELECOMMUNICATION SERVICES - 3.9%
Wireless Telecommunication Services - 3.9%
American Tower Corp. Class A (a)	1,890	87,394
Crown Castle International Corp. (a)	2,000	79,020
Leap Wireless International, Inc. (a)	300	3,567
SBA Communications Corp. Class A (a)	2,152	77,859
SOFTBANK CORP.	800	23,928
Sprint Nextel Corp. (a)	39,300	179,601
Syniverse Holdings, Inc. (a)	4,821	107,653
		559,022
TOTAL COMMON STOCKS (Cost $12,578,643)		14,417,780
Convertible Bonds - 0.1%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.1%
Communications Equipment - 0.1%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	17,142
Money Market Funds - 10.5%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	166,105	166,105
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	1,334,500	1,334,500
TOTAL MONEY MARKET FUNDS (Cost $1,500,605)		1,500,605
TOTAL INVESTMENT PORTFOLIO - 111.5% (Cost $14,099,248)	15,935,527
NET OTHER ASSETS (LIABILITIES) - (11.5)%	(1,648,509)
NET ASSETS - 100%	$ 14,287,018
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 566
Fidelity Securities Lending Cash Central Fund	286
Total	$ 852
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 14,417,780	$ 14,417,780	$ -	$ -
Convertible Bonds	17,142	-	17,142	-
Money Market Funds	1,500,605	1,500,605	-	-
Total Investments in Securities:	$ 15,935,527	$ 15,918,385	$ 17,142	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.8%
Sweden	8.6%
Canada	7.8%
Taiwan	1.7%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $1,187,448 of which $207,917, $393,298 and $586,233 will expire on July 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,292,800) - See accompanying schedule: Unaffiliated issuers (cost $12,598,643)	$ 14,434,922
Fidelity Central Funds (cost $1,500,605)	1,500,605
Total Investments (cost $14,099,248)		$ 15,935,527
Receivable for investments sold		77,979
Receivable for fund shares sold		50,808
Dividends receivable		6,145
Interest receivable		12
Distributions receivable from Fidelity Central Funds		262
Receivable from investment adviser for expense reductions		2,389
Other receivables		1,682
Total assets		16,074,804

Liabilities
Payable for investments purchased	$ 361,188
Payable for fund shares redeemed	37,308
Accrued management fee	6,537
Distribution fees payable	5,973
Other affiliated payables	3,987
Other payables and accrued expenses	38,293
Collateral on securities loaned, at value	1,334,500
Total liabilities		1,787,786

Net Assets		$ 14,287,018
Net Assets consist of:
Paid in capital		$ 13,824,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,373,449)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,836,284
Net Assets		$ 14,287,018

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,859,602 ÷ 560,759 shares)	$ 8.67

Maximum offering price per share (100/94.25 of $8.67)	$ 9.20
Class T: Net Asset Value and redemption price per share ($3,273,439 ÷ 386,826 shares)	$ 8.46

Maximum offering price per share (100/96.50 of $8.46)	$ 8.77
Class B: Net Asset Value and offering price per share ($1,407,549 ÷ 174,599 shares)A	$ 8.06

Class C: Net Asset Value and offering price per share ($3,029,199 ÷ 375,949 shares)A	$ 8.06

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,717,229 ÷ 193,337 shares)	$ 8.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 7,775
Interest		57
Income from Fidelity Central Funds		852
Total income		8,684

Expenses
Management fee	$ 79,403
Transfer agent fees	47,204
Distribution fees	73,414
Accounting and security lending fees	5,530
Custodian fees and expenses	8,840
Independent trustees' compensation	79
Registration fees	49,485
Audit	43,935
Legal	59
Miscellaneous	160
Total expenses before reductions	308,109
Expense reductions	(74,216)	233,893
Net investment income (loss)		(225,209)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	955,864
Foreign currency transactions	(534)
Total net realized gain (loss)		955,330
Change in net unrealized appreciation (depreciation) on: Investment securities	1,311,446
Assets and liabilities in foreign currencies	429
Total change in net unrealized appreciation (depreciation)		1,311,875
Net gain (loss)		2,267,205
Net increase (decrease) in net assets resulting from operations		$ 2,041,996

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (225,209)	$ (3,392)
Net realized gain (loss)	955,330	(2,045,448)
Change in net unrealized appreciation (depreciation)	1,311,875	1,654,393
Net increase (decrease) in net assets resulting from operations	2,041,996	(394,447)
Share transactions - net increase (decrease)	1,341,807	4,154,179
Redemption fees	1,464	239
Total increase (decrease) in net assets	3,385,267	3,759,971

Net Assets
Beginning of period	10,901,751	7,141,780
End of period	$ 14,287,018	$ 10,901,751

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.28	$ 7.82	$ 9.49	$ 7.29	$ 7.70
Income from Investment Operations
Net investment income (loss) C	(.11)	.02 F	(.08)	(.09)	(.09)
Net realized and unrealized gain (loss)	1.50	(.56)	(1.45)	2.29	(.32)
Total from investment operations	1.39	(.54)	(1.53)	2.20	(.41)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.67	$ 7.28	$ 7.82	$ 9.49	$ 7.29
Total Return A, B	19.09%	(6.91)%	(16.43)%	30.18%	(5.32)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	3.15%	2.25%	2.24%	2.13%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.38%	1.40%	1.39%	1.40%	1.32%
Net investment income (loss)	(1.32)%	.26% F	(.91)%	(1.00)%	(1.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,860	$ 3,476	$ 2,459	$ 2,825	$ 3,145
Portfolio turnover rate E	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.13	$ 7.68	$ 9.34	$ 7.19	$ 7.61
Income from Investment Operations
Net investment income (loss) C	(.13)	- F, H	(.10)	(.11)	(.11)
Net realized and unrealized gain (loss)	1.46	(.55)	(1.42)	2.26	(.31)
Total from investment operations	1.33	(.55)	(1.52)	2.15	(.42)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.46	$ 7.13	$ 7.68	$ 9.34	$ 7.19
Total Return A, B	18.65%	(7.16)%	(16.59)%	29.90%	(5.52)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.20%	3.52%	2.62%	2.57%	2.51%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.63%	1.65%	1.65%	1.64%	1.57%
Net investment income (loss)	(1.57)%	.01% F	(1.16)%	(1.25)%	(1.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,273	$ 2,396	$ 2,138	$ 3,271	$ 2,932
Portfolio turnover rate E	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.13)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.83	$ 7.39	$ 9.03	$ 6.99	$ 7.44
Income from Investment Operations
Net investment income (loss) C	(.16)	(.03) F	(.14)	(.14)	(.14)
Net realized and unrealized gain (loss)	1.39	(.53)	(1.36)	2.18	(.31)
Total from investment operations	1.23	(.56)	(1.50)	2.04	(.45)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.06	$ 6.83	$ 7.39	$ 9.03	$ 6.99
Total Return A, B	18.01%	(7.58)%	(16.94)%	29.18%	(6.05)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.68%	3.98%	3.03%	3.00%	2.94%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.15%	2.15%	2.15%	2.07%
Net investment income (loss)	(2.07)%	(.49)% F	(1.67)%	(1.75)%	(1.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,408	$ 1,281	$ 1,219	$ 2,225	$ 2,406
Portfolio turnover rate E	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.82	$ 7.38	$ 9.03	$ 6.99	$ 7.44
Income from Investment Operations
Net investment income (loss) C	(.16)	(.03) F	(.14)	(.14)	(.15)
Net realized and unrealized gain (loss)	1.40	(.53)	(1.37)	2.18	(.30)
Total from investment operations	1.24	(.56)	(1.51)	2.04	(.45)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.06	$ 6.82	$ 7.38	$ 9.03	$ 6.99
Total Return A, B	18.18%	(7.59)%	(17.06)%	29.18%	(6.05)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.67%	3.63%	3.02%	2.98%	2.86%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.15%	2.15%	2.15%	2.07%
Net investment income (loss)	(2.07)%	(.49)% F	(1.67)%	(1.75)%	(1.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,029	$ 2,792	$ 1,097	$ 1,745	$ 1,768
Portfolio turnover rate E	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.45	$ 7.98	$ 9.65	$ 7.39	$ 7.79
Income from Investment Operations
Net investment income (loss) B	(.09)	.03 E	(.06)	(.07)	(.07)
Net realized and unrealized gain (loss)	1.52	(.56)	(1.47)	2.33	(.33)
Total from investment operations	1.43	(.53)	(1.53)	2.26	(.40)
Distributions from net realized gain	-	-	(.14)	-	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.88	$ 7.45	$ 7.98	$ 9.65	$ 7.39
Total Return A	19.19%	(6.64)%	(16.16)%	30.58%	(5.13)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.54%	2.44%	1.94%	1.87%	1.70%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.13%	1.15%	1.14%	1.15%	1.07%
Net investment income (loss)	(1.07)%	.51% E	(.66)%	(.75)%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,717	$ 957	$ 229	$ 324	$ 379
Portfolio turnover rate D	106%	97%	63%	58%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2009, dividend income has been reduced $46,400 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Communications Equipment

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,694,088
Gross unrealized depreciation	(1,043,810)
Net unrealized appreciation (depreciation)	$ 1,650,278

Tax Cost	$ 14,285,249

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (1,187,448)
Net unrealized appreciation (depreciation)	$ 1,650,283

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $16,003,292 and $14,522,551, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 11,122	$ 326
Class T	.25%	.25%	15,332	28
Class B	.75%	.25%	15,463	11,615
Class C	.75%	.25%	31,497	8,293
			$ 73,414	$ 20,262

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,542
Class T	2,909
Class B*	5,037
Class C*	2,244
$ 16,732

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,840.33
Class T	11,726.38
Class B	5,228.34
Class C	10,557.34
Institutional Class	4,853.24
	$ 47,204

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $572 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $55 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $286.

Communications Equipment

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 22,307
Class T	1.65%	16,765
Class B	2.15%	8,223
Class C	2.15%	16,271
Institutional Class	1.15%	7,769
		$ 71,335

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,881 for the period.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	379,066	355,106	$ 3,104,413	$ 2,309,221
Shares redeemed	(295,518)	(192,148)	(2,391,964)	(977,112)
Net increase (decrease)	83,548	162,958	$ 712,449	$ 1,332,109
Class T
Shares sold	156,340	141,676	$ 1,239,925	$ 842,215
Shares redeemed	(105,545)	(84,049)	(829,604)	(471,168)
Net increase (decrease)	50,795	57,627	$ 410,321	$ 371,047
Class B
Shares sold	104,878	79,696	$ 798,141	$ 489,378
Shares redeemed	(117,849)	(57,101)	(896,172)	(282,381)
Net increase (decrease)	(12,971)	22,595	$ (98,031)	$ 206,997
Class C
Shares sold	234,346	334,255	$ 1,790,479	$ 2,000,139
Shares redeemed	(267,515)	(73,743)	(1,967,047)	(434,705)
Net increase (decrease)	(33,169)	260,512	$ (176,568)	$ 1,565,434
Institutional Class
Shares sold	263,129	116,053	$ 2,147,225	$ 776,070
Shares redeemed	(198,313)	(16,263)	(1,653,589)	(97,478)
Net increase (decrease)	64,816	99,790	$ 493,636	$ 678,592

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Consumer Discretionary Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	24.62%	-0.17%	1.67%

A Prior to October 1, 2006, Fidelity Advisor Consumer Discretionary Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Institutional Class on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from John Harris, Portfolio Manager of Fidelity Advisor® Consumer Discretionary Fund: For the 12-month period ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 24.27%, 23.94%, 23.33% and 23.41%, respectively, (excluding sales charges), underperforming the 27.86% gain of its sector benchmark, the MSCI® U.S. IM Consumer Discretionary 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe - but solidly outperforming the S&P 500®. The fund's biggest disappointment was our sizable overweighting in home-improvement retailer Lowe's, one of the fund's largest holdings and biggest detractor in both relative and absolute terms. Although the stock performed well early on, wobbly housing reports later in the period drove it down. On the flip side, however, our beneficial underweighting of Lowe's competitor Home Depot offset some of the negative impact. The automobile industry was another weak spot, as overweightings in certain markets and poor stock picking in automotive retail and in auto parts and equipment hurt. The fund's relative return also took a hit from our underweighting in automaker Ford Motor since the company performed well as the only domestic automaker not to require government assistance. Jewelry retailer Zale detracted on disappointing revenue trends in its industry and company-specific problems. Several positions in casinos and gaming also hurt, including gaming machine manufacturers WMS Industries and Bally Technologies. On the positive side, casino operator Las Vegas Sands was the fund's top individual contributor, benefiting from accelerating growth in China's Macau market and the opening of the company's Singapore property. An overweighting and strong security selection in hotels, resorts and cruise lines helped, representing a cyclical play on an improving economy and increased leisure spending by consumers. Standouts in this area included Wyndham Worldwide and Starwood Hotels & Resorts Worldwide. Some of the stocks I've discussed were sold prior to period end.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12-month period ending July 31, 2010, the fund's Institutional Class shares returned 24.62%, underperforming the 27.86% gain of its sector benchmark, the MSCI® U.S. IM Consumer Discretionary 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe - but solidly outperforming the S&P 500®. The fund's biggest disappointment was our sizable overweighting in home-improvement retailer Lowe's, one of the fund's largest holdings and biggest detractor in both relative and absolute terms. Although the stock performed well early on, wobbly housing reports later in the period drove down its value. On the flip side, however, our beneficial underweighting of Lowe's competitor Home Depot offset some of the negative impact. The automobile industry was another weak spot, as overweightings in certain markets and poor stock picking in automotive retail and in auto parts and equipment hurt. The fund's relative return also took a hit from our underweighting in automaker Ford Motor since the company performed well as the only domestic automaker not to require government assistance. Jewelry retailer Zale detracted on disappointing revenue trends in its industry and company-specific problems. Several positions in casinos and gaming also hurt, including gaming machine manufacturers WMS Industries and Bally Technologies. On the positive side, casino operator Las Vegas Sands was the fund's top individual contributor, benefiting from accelerating growth in China's Macau market and the opening of the company's Singapore property. An overweighting and strong security selection in hotels, resorts and cruise lines helped, representing a cyclical play on an improving economy and increased leisure spending by consumers. Standouts in this area included Wyndham Worldwide and Starwood Hotels & Resorts Worldwide. Some of the stocks I've discussed were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary

Fidelity Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,100.10	$ 7.29
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,098.00	$ 8.58
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,094.90	$ 11.17
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.11%
Actual		$ 1,000.00	$ 1,095.80	$ 10.96
Hypothetical A		$ 1,000.00	$ 1,014.33	$ 10.54
Institutional Class	1.04%
Actual		$ 1,000.00	$ 1,101.20	$ 5.42
Hypothetical A		$ 1,000.00	$ 1,019.64	$ 5.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	6.1	5.4
Lowe's Companies, Inc.	5.8	5.7
The Walt Disney Co.	5.7	5.5
Target Corp.	4.2	6.1
Comcast Corp. Class A (special) (non-vtg.)	3.6	0.0
Amazon.com, Inc.	3.6	3.8
DIRECTV	3.4	1.7
Time Warner, Inc.	3.3	1.4
Time Warner Cable, Inc.	2.6	1.8
Advance Auto Parts, Inc.	2.3	2.4
	40.6
Top Industries (% of fund's net assets)
As of July 31, 2010
Media	26.6%
Specialty Retail	21.8%
Hotels, Restaurants & Leisure	21.4%
Multiline Retail	5.5%
Household Durables	4.8%
All Others*	19.9%

As of January 31, 2010
Media	21.1%
Specialty Retail	21.1%
Hotels, Restaurants & Leisure	20.4%
Multiline Retail	7.9%
Internet & Catalog Retail	4.7%
All Others*	24.8%

* Includes short-term investments and net other assets.

Consumer Discretionary

Fidelity Advisor Consumer Discretionary Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
AUTO COMPONENTS - 3.1%
Auto Parts & Equipment - 3.1%
Autoliv, Inc.	3,400	$ 195,296
Gentex Corp.	18,100	348,787
Johnson Controls, Inc.	24,254	698,758
Tenneco, Inc. (a)	10,903	300,923
		1,543,764
AUTOMOBILES - 2.5%
Automobile Manufacturers - 2.5%
Bayerische Motoren Werke AG (BMW)	6,536	351,907
Ford Motor Co. (a)	70,564	901,102
		1,253,009
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Diversified Support Services - 0.5%
Viad Corp.	11,100	220,890
DISTRIBUTORS - 0.2%
Distributors - 0.2%
Li & Fung Ltd.	20,000	91,664
DIVERSIFIED CONSUMER SERVICES - 3.1%
Education Services - 1.7%
Apollo Group, Inc. Class A (non-vtg.) (a)	10,130	467,297
Navitas Ltd.	52,468	205,570
Strayer Education, Inc.	600	143,640
		816,507
Specialized Consumer Services - 1.4%
Sotheby's Class A (ltd. vtg.)	16,000	434,080
Steiner Leisure Ltd. (a)	6,100	259,311
		693,391
TOTAL DIVERSIFIED CONSUMER SERVICES		1,509,898
FOOD & STAPLES RETAILING - 0.8%
Hypermarkets & Super Centers - 0.8%
BJ's Wholesale Club, Inc. (a)	3,968	180,742
Costco Wholesale Corp.	3,483	197,521
		378,263
HOTELS, RESTAURANTS & LEISURE - 21.4%
Casinos & Gaming - 5.3%
Bally Technologies, Inc. (a)	14,600	471,580
Las Vegas Sands Corp. unit	1,410	635,092
MGM Mirage, Inc. (a)(d)	24,247	263,322
Penn National Gaming, Inc. (a)	7,312	200,276
Pinnacle Entertainment, Inc. (a)	12,800	138,880
Shuffle Master, Inc. (a)	32,500	285,675
WMS Industries, Inc. (a)	16,500	635,415
		2,630,240

	Shares	Value
Hotels, Resorts & Cruise Lines - 4.0%
Home Inns & Hotels Management, Inc. sponsored ADR (a)	6,000	$ 252,420
Starwood Hotels & Resorts Worldwide, Inc.	16,900	818,805
Wyndham Worldwide Corp.	35,067	895,261
		1,966,486
Restaurants - 12.1%
BJ's Restaurants, Inc. (a)	10,600	270,300
Darden Restaurants, Inc.	10,600	444,034
McDonald's Corp.	43,500	3,033,255
P.F. Chang's China Bistro, Inc. (d)	6,493	268,810
Papa John's International, Inc. (a)	10,025	253,933
Ruth's Hospitality Group, Inc. (a)	56,219	227,125
Starbucks Corp.	37,459	930,856
Texas Roadhouse, Inc. Class A (a)	21,600	291,168
The Cheesecake Factory, Inc. (a)	11,700	274,248
		5,993,729
TOTAL HOTELS, RESTAURANTS & LEISURE		10,590,455
HOUSEHOLD DURABLES - 4.8%
Home Furnishings - 1.3%
La-Z-Boy, Inc. (a)	30,400	260,224
Tempur-Pedic International, Inc. (a)	12,400	380,308
		640,532
Homebuilding - 1.4%
Lennar Corp. Class A	35,811	528,928
Toll Brothers, Inc. (a)	10,600	184,016
		712,944
Household Appliances - 2.1%
Stanley Black & Decker, Inc.	13,960	809,959
Whirlpool Corp.	2,600	216,580
		1,026,539
TOTAL HOUSEHOLD DURABLES		2,380,015
INTERNET & CATALOG RETAIL - 4.5%
Internet Retail - 4.5%
Amazon.com, Inc. (a)	15,000	1,768,350
Expedia, Inc.	19,700	446,796
Ocado Group PLC (a)	4,000	10,477
		2,225,623
INTERNET SOFTWARE & SERVICES - 1.3%
Internet Software & Services - 1.3%
eBay, Inc. (a)	11,200	234,192
Google, Inc. Class A (a)	310	150,304
Monster Worldwide, Inc. (a)(d)	17,465	239,620
		624,116
Common Stocks - continued
	Shares	Value
LEISURE EQUIPMENT & PRODUCTS - 0.6%
Leisure Products - 0.6%
Polaris Industries, Inc.	4,800	$ 286,560
MEDIA - 26.6%
Advertising - 3.3%
Interpublic Group of Companies, Inc. (a)	57,100	521,894
Lamar Advertising Co. Class A (a)	21,096	576,976
National CineMedia, Inc.	30,386	545,125
		1,643,995
Broadcasting - 0.9%
Discovery Communications, Inc. Class C (a)	8,784	301,994
Scripps Networks Interactive, Inc. Class A	2,900	123,627
		425,621
Cable & Satellite - 11.4%
Comcast Corp. Class A (special) (non-vtg.)	96,088	1,773,784
DIRECTV (a)	45,195	1,679,446
Time Warner Cable, Inc.	22,239	1,271,404
Virgin Media, Inc. (d)	41,800	899,954
		5,624,588
Movies & Entertainment - 11.0%
The Walt Disney Co.	83,227	2,803,918
Time Warner, Inc.	52,085	1,638,594
Viacom, Inc. Class B (non-vtg.)	30,746	1,015,848
		5,458,360
TOTAL MEDIA		13,152,564
MULTILINE RETAIL - 5.5%
Department Stores - 1.3%
Macy's, Inc.	35,234	657,114
General Merchandise Stores - 4.2%
Target Corp.	39,916	2,048,489
TOTAL MULTILINE RETAIL		2,705,603
SPECIALTY RETAIL - 21.8%
Apparel Retail - 5.6%
Citi Trends, Inc. (a)	7,901	248,012
Inditex SA	3,647	241,231
J. Crew Group, Inc. (a)	6,700	238,721
Ross Stores, Inc.	9,200	484,472
TJX Companies, Inc.	21,800	905,136
Urban Outfitters, Inc. (a)	19,778	636,060
		2,753,632
Automotive Retail - 2.3%
Advance Auto Parts, Inc.	20,800	1,113,424

	Shares	Value
Computer & Electronics Retail - 2.3%
Best Buy Co., Inc.	24,149	$ 837,004
hhgregg, Inc. (a)	13,430	272,495
		1,109,499
Home Improvement Retail - 7.4%
Home Depot, Inc.	16,790	478,683
Lowe's Companies, Inc.	138,623	2,875,041
Lumber Liquidators Holdings, Inc. (a)	12,725	315,835
		3,669,559
Homefurnishing Retail - 2.2%
Bed Bath & Beyond, Inc. (a)	29,006	1,098,747
Specialty Stores - 2.0%
Cabela's, Inc. Class A (a)(d)	7,150	111,469
Hengdeli Holdings Ltd.	534,000	244,743
OfficeMax, Inc. (a)	21,905	313,022
Tractor Supply Co.	4,900	340,599
		1,009,833
TOTAL SPECIALTY RETAIL		10,754,694
TEXTILES, APPAREL & LUXURY GOODS - 2.4%
Apparel, Accessories & Luxury Goods - 2.4%
G-III Apparel Group Ltd. (a)	9,168	236,534
Phillips-Van Heusen Corp.	10,300	534,467
Polo Ralph Lauren Corp. Class A	5,492	433,923
		1,204,924
TOTAL COMMON STOCKS (Cost $48,242,113)		48,922,042
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 0.24% (b)	393,218	393,218
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	1,933,116	1,933,116
TOTAL MONEY MARKET FUNDS (Cost $2,326,334)		2,326,334
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $50,568,447)		51,248,376
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(1,862,743)
NET ASSETS - 100%		$ 49,385,633
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,024
Fidelity Securities Lending Cash Central Fund	6,534
Total	$ 7,558
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 48,922,042	$ 48,286,950	$ 635,092	$ -
Money Market Funds	2,326,334	2,326,334	-	-
Total Investments in Securities:	$ 51,248,376	$ 50,613,284	$ 635,092	$ -
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $2,978,434 all of which will expire on July 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,905,403) - See accompanying schedule: Unaffiliated issuers (cost $48,242,113)	$ 48,922,042
Fidelity Central Funds (cost $2,326,334)	2,326,334
Total Investments (cost $50,568,447)		$ 51,248,376
Receivable for investments sold		1,166,959
Receivable for fund shares sold		81,423
Dividends receivable		25,449
Distributions receivable from Fidelity Central Funds		458
Other receivables		7,630
Total assets		52,530,295

Liabilities
Payable to custodian bank	$ 1
Payable for investments purchased	1,060,153
Payable for fund shares redeemed	58,061
Accrued management fee	22,929
Distribution fees payable	17,662
Other affiliated payables	13,092
Other payables and accrued expenses	39,648
Collateral on securities loaned, at value	1,933,116
Total liabilities		3,144,662

Net Assets		$ 49,385,633
Net Assets consist of:
Paid in capital		$ 52,106,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,401,070)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		679,934
Net Assets		$ 49,385,633

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,422,829 ÷ 1,523,360 shares)	$ 12.75

Maximum offering price per share (100/94.25 of $12.75)	$ 13.53
Class T: Net Asset Value and redemption price per share ($8,018,269 ÷ 650,666 shares)	$ 12.32

Maximum offering price per share (100/96.50 of $12.32)	$ 12.77
Class B: Net Asset Value and offering price per share ($3,643,253 ÷ 318,909 shares)A	$ 11.42

Class C: Net Asset Value and offering price per share ($9,288,188 ÷ 811,646 shares)A	$ 11.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,013,094 ÷ 678,985 shares)	$ 13.27

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 527,792
Interest		6
Income from Fidelity Central Funds		7,558
Total income		535,356

Expenses
Management fee	$ 241,648
Transfer agent fees	130,698
Distribution fees	188,832
Accounting and security lending fees	17,218
Custodian fees and expenses	20,074
Independent trustees' compensation	248
Registration fees	51,490
Audit	43,251
Legal	169
Miscellaneous	519
Total expenses before reductions	694,147
Expense reductions	(19,431)	674,716
Net investment income (loss)		(139,360)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,027,554
Foreign currency transactions	(408)
Total net realized gain (loss)		6,027,146
Change in net unrealized appreciation (depreciation) on: Investment securities	1,905,027
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		1,905,033
Net gain (loss)		7,932,179
Net increase (decrease) in net assets resulting from operations		$ 7,792,819

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (139,360)	$ 41,542
Net realized gain (loss)	6,027,146	(6,306,395)
Change in net unrealized appreciation (depreciation)	1,905,033	3,085,863
Net increase (decrease) in net assets resulting from operations	7,792,819	(3,178,990)
Distributions to shareholders from net investment income	(6,476)	(36,930)
Share transactions - net increase (decrease)	9,354,979	5,542,508
Redemption fees	1,671	4,036
Total increase (decrease) in net assets	17,142,993	2,330,624

Net Assets
Beginning of period	32,242,640	29,912,016
End of period (including undistributed net investment income of $0 and undistributed net investment income of $5,602, respectively)	$ 49,385,633	$ 32,242,640

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26	$ 11.41	$ 15.89	$ 16.39	$ 16.62
Income from Investment Operations
Net investment income (loss) C	(.02)	.04	.02	.02 F	(.04)
Net realized and unrealized gain (loss)	2.51	(1.16)	(3.09)	1.83	(.07)
Total from investment operations	2.49	(1.12)	(3.07)	1.85	(.11)
Distributions from net investment income	-	(.03)	-	(.05)	-
Distributions from net realized gain	-	-	(1.41)	(2.30)	(.12)
Total distributions	-	(.03)	(1.41)	(2.35)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 12.75	$ 10.26	$ 11.41	$ 15.89	$ 16.39
Total Return A, B	24.27%	(9.81)%	(21.24)%	11.67%	(.69)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.44%	1.62%	1.40%	1.42%	1.42%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.40%	1.39%	1.39%
Net investment income (loss)	(.15)%	.42%	.15%	.11% F	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,423	$ 13,010	$ 11,899	$ 19,708	$ 16,935
Portfolio turnover rate E	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 11.07	$ 15.47	$ 16.03	$ 16.29
Income from Investment Operations
Net investment income (loss) C	(.05)	.01	(.01)	(.02) F	(.07)
Net realized and unrealized gain (loss)	2.43	(1.12)	(3.00)	1.79	(.07)
Total from investment operations	2.38	(1.11)	(3.01)	1.77	(.14)
Distributions from net investment income	-	(.02)	-	(.03)	-
Distributions from net realized gain	-	-	(1.39)	(2.30)	(.12)
Total distributions	-	(.02)	(1.39)	(2.33)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 12.32	$ 9.94	$ 11.07	$ 15.47	$ 16.03
Total Return A, B	23.94%	(10.04)%	(21.41)%	11.43%	(.89)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.71%	1.89%	1.64%	1.69%	1.69%
Expenses net of fee waivers, if any	1.65%	1.65%	1.64%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.62%	1.61%	1.62%
Net investment income (loss)	(.40)%	.17%	(.08)%	(.10)% F	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,018	$ 6,738	$ 9,095	$ 14,787	$ 14,267
Portfolio turnover rate E	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 10.35	$ 14.56	$ 15.26	$ 15.60
Income from Investment Operations
Net investment income (loss) C	(.10)	(.03)	(.07)	(.10) F	(.15)
Net realized and unrealized gain (loss)	2.26	(1.06)	(2.81)	1.70	(.07)
Total from investment operations	2.16	(1.09)	(2.88)	1.60	(.22)
Distributions from net realized gain	-	-	(1.33)	(2.30)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.42	$ 9.26	$ 10.35	$ 14.56	$ 15.26
Total Return A, B	23.33%	(10.53)%	(21.80)%	10.82%	(1.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.21%	2.38%	2.14%	2.20%	2.19%
Expenses net of fee waivers, if any	2.15%	2.15%	2.14%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.14%	2.15%	2.14%
Net investment income (loss)	(.90)%	(.33)%	(.60)%	(.64)% F	(.98)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,643	$ 3,550	$ 5,090	$ 11,081	$ 14,088
Portfolio turnover rate E	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.27	$ 10.37	$ 14.59	$ 15.28	$ 15.62
Income from Investment Operations
Net investment income (loss) C	(.10)	(.03)	(.07)	(.10) F	(.15)
Net realized and unrealized gain (loss)	2.27	(1.07)	(2.81)	1.71	(.07)
Total from investment operations	2.17	(1.10)	(2.88)	1.61	(.22)
Distributions from net realized gain	-	-	(1.34)	(2.30)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.44	$ 9.27	$ 10.37	$ 14.59	$ 15.28
Total Return A, B	23.41%	(10.61)%	(21.77)%	10.88%	(1.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.12%	2.38%	2.15%	2.16%	2.12%
Expenses net of fee waivers, if any	2.12%	2.15%	2.15%	2.15%	2.12%
Expenses net of all reductions	2.11%	2.15%	2.14%	2.15%	2.12%
Net investment income (loss)	(.87)%	(.33)%	(.60)%	(.64)% F	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,288	$ 2,955	$ 3,430	$ 8,051	$ 7,160
Portfolio turnover rate E	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 11.84	$ 16.41	$ 16.82	$ 17.01
Income from Investment Operations
Net investment income (loss) B	.02	.06	.06	.06 E	- G
Net realized and unrealized gain (loss)	2.60	(1.20)	(3.22)	1.89	(.07)
Total from investment operations	2.62	(1.14)	(3.16)	1.95	(.07)
Distributions from net investment income	(.01)	(.04)	-	(.06)	-
Distributions from net realized gain	-	-	(1.41)	(2.30)	(.12)
Total distributions	(.01)	(.04)	(1.41)	(2.36)	(.12)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.27	$ 10.66	$ 11.84	$ 16.41	$ 16.82
Total Return A	24.62%	(9.59)%	(21.09)%	12.04%	(.44)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.09%	1.15%	1.14%	1.15%	1.18%
Expenses net of fee waivers, if any	1.09%	1.15%	1.14%	1.15%	1.15%
Expenses net of all reductions	1.08%	1.15%	1.14%	1.14%	1.14%
Net investment income (loss)	.16%	.67%	.40%	.36% E	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,013	$ 5,990	$ 398	$ 1,385	$ 1,144
Portfolio turnover rate D	163%	99%	63%	164%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,664,746
Gross unrealized depreciation	(3,407,453)
Net unrealized appreciation (depreciation)	$ 257,293

Tax Cost	$ 50,991,083

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (2,978,434)
Net unrealized appreciation (depreciation)	$ 257,298

Consumer Discretionary

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 6,476	$ 36,930

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, short-term securities, aggregated $77,876,759 and $68,684,462, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 43,803	$ -
Class T	.25%	.25%	38,298	-
Class B	.75%	.25%	37,556	28,167
Class C	.75%	.25%	69,175	9,486
			$ 188,832	$ 37,653

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 16,991
Class T	2,251
Class B*	8,073
Class C*	998
$ 28,313

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 56,967.32
Class T	25,990.34
Class B	12,319.33
Class C	19,217.28
Institutional Class	16,205.22
	$ 130,698

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,710 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $165 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,534.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 7,175
Class T	1.65%	4,856
Class B	2.15%	2,076
		$ 14,107

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,324 for the period.

Consumer Discretionary

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ -	$ 24,249
Class T	-	11,523
Institutional Class	6,476	1,158
Total	$ 6,476	$ 36,930

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	790,157	816,977	$ 9,916,430	$ 7,713,175
Reinvestment of distributions	-	2,650	-	22,145
Shares redeemed	(535,046)	(593,853)	(6,621,987)	(5,358,348)
Net increase (decrease)	255,111	225,774	$ 3,294,443	$ 2,376,972
Class T
Shares sold	124,293	78,811	$ 1,532,286	$ 695,608
Reinvestment of distributions	-	1,356	-	11,014
Shares redeemed	(151,532)	(223,538)	(1,774,930)	(1,973,930)
Net increase (decrease)	(27,239)	(143,371)	$ (242,644)	$ (1,267,308)
Class B
Shares sold	84,992	72,993	$ 960,028	$ 620,027
Reinvestment of distributions	-	-	-	-
Shares redeemed	(149,463)	(181,364)	(1,626,686)	(1,535,455)
Net increase (decrease)	(64,471)	(108,371)	$ (666,658)	$ (915,428)
Class C
Shares sold	651,335	90,426	$ 6,961,979	$ 763,994
Reinvestment of distributions	-	-	-	-
Shares redeemed	(158,268)	(102,729)	(1,769,753)	(841,041)
Net increase (decrease)	493,067	(12,303)	$ 5,192,226	$ (77,047)
Institutional Class
Shares sold	718,370	581,111	$ 9,586,550	$ 5,891,294
Reinvestment of distributions	555	104	6,322	903
Shares redeemed	(601,861)	(52,903)	(7,815,260)	(466,878)
Net increase (decrease)	117,064	528,312	$ 1,777,612	$ 5,425,319

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Electronics Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Institutional Class	9.10%	-2.01%	-3.14%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 8.74%, 8.50%, 8.08% and 8.09%, respectively (excluding sales charges), compared with 13.84% for the broadly based S&P 500® and 10.34% for the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, weak stock picking and an underweighting in semiconductors, by far the fund's largest investment category, worked against us. Secondarily, out-of-index exposure to communications equipment was counterproductive, as was security selection in the semiconductor equipment group. Underweighting benchmark components Cree, a maker of light-emitting diode (LED) lights, and Cirrus Logic, a supplier of audio chips, hampered performance, given those stocks' strong gains. I sold Cirrus Logic by period end. Untimely ownership of Advanced Micro Devices, an Intel competitor in the manufacture of microprocessors for personal computers, and Marvell Technology Group, a maker of chips for data storage and handset applications, also had a negative impact on the fund's results. In the case of silicon wafer manufacturer MEMC Electronic Materials, the company reported disappointing financial results due in part to its expansion into solar project installation, a business with solid potential that was underestimated by the market, in our opinion. Another holding with ties to the solar power industry, SunPower, struggled amid greater competition and concern about its balance sheet. Conversely, out-of-index representation in the computer storage/peripherals and electronic manufacturing services groups aided relative performance. At the stock level, underweighting Intel in the first half of the period added value. Another holding that bolstered results was SanDisk, which was helped by its status as a key supplier of flash memory to Apple. Other contributors included Avago Technologies, a provider of analog semiconductors for wireless telecommunications, and two Germany-based success stories from the period's first half: chip maker Infineon Technologies and Aixtron, a semiconductor equipment maker with a rapidly growing business producing equipment for manufacturing LED lights. SanDisk, Infineon and Aixtron were out-of-index positions, and the latter two stocks were sold by period end.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund: During the past year, the fund's Institutional Class shares returned 9.10%, , compared with 13.84% for the broadly based S&P 500® and 10.34% for the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, weak stock picking and an underweighting in semiconductors, by far the fund's largest investment category, worked against us. Secondarily, out-of-index exposure to communications equipment was counterproductive, as was security selection in the semiconductor equipment group. Underweighting benchmark components Cree, a maker of light-emitting diode (LED) lights, and Cirrus Logic, a supplier of audio chips, hampered performance, given those stocks' strong gains. I sold Cirrus Logic by period end. Untimely ownership of Advanced Micro Devices, an Intel competitor in the manufacture of microprocessors for personal computers, and Marvell Technology Group, a maker of chips for data storage and handset applications, also had a negative impact on the fund's results. In the case of silicon wafer manufacturer MEMC Electronic Materials, the company reported disappointing financial results due in part to its expansion into solar project installation, a business with solid potential that was underestimated by the market, in our opinion. Another holding with ties to the solar power industry, SunPower, struggled amid greater competition and concern about its balance sheet. Conversely, out-of-index representation in the computer storage/peripherals and electronic manufacturing services groups aided relative performance. At the stock level, underweighting Intel in the first half of the period added value. Another holding that bolstered results was SanDisk, which was helped by its status as a key supplier of flash memory to Apple. Other contributors included Avago Technologies, a provider of analog semiconductors for wireless telecommunications, and two Germany-based success stories from the period's first half: chip maker Infineon Technologies and Aixtron, a semiconductor equipment maker with a rapidly growing business producing equipment for manufacturing LED lights. SanDisk, Infineon and Aixtron were out-of-index positions, and the latter two stocks were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,031.80	$ 7.05
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,030.90	$ 8.31
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,029.20	$ 10.82
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,029.30	$ 10.82
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,033.90	$ 5.80
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Electronics

Fidelity Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	18.0	23.6
Marvell Technology Group Ltd.	7.6	4.5
Applied Materials, Inc.	5.2	5.5
Micron Technology, Inc.	4.5	4.6
Advanced Micro Devices, Inc.	4.3	0.5
Texas Instruments, Inc.	4.1	6.5
Amkor Technology, Inc.	3.8	2.3
QUALCOMM, Inc.	3.5	2.2
Avago Technologies Ltd.	3.0	1.9
Intersil Corp. Class A	2.8	1.5
	56.8
Top Industries (% of fund's net assets)
As of July 31, 2010
Semiconductors & Semiconductor Equipment	89.6%
Electronic Equipment & Components	4.3%
Communications Equipment	3.7%
Computers & Peripherals	1.5%
Internet Software & Services	0.3%
All Others*	0.6%

As of January 31, 2010
Semiconductors & Semiconductor Equipment	88.4%
Electronic Equipment & Components	3.5%
Computers & Peripherals	2.6%
Communications Equipment	2.2%
Electrical Equipment	0.5%
All Others*	2.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Electronics Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 3.7%
Communications Equipment - 3.7%
QUALCOMM, Inc.	12,981	$ 494,316
Research In Motion Ltd. (a)	500	28,765
		523,081
COMPUTERS & PERIPHERALS - 1.5%
Computer Storage & Peripherals - 1.5%
SanDisk Corp. (a)	500	21,850
Seagate Technology (a)	8,100	101,655
Western Digital Corp. (a)	3,573	94,291
		217,796
ELECTRONIC EQUIPMENT & COMPONENTS - 4.3%
Electronic Components - 0.1%
Universal Display Corp. (a)	300	6,183
Electronic Manufacturing Services - 3.9%
Benchmark Electronics, Inc. (a)	5,865	97,946
Flextronics International Ltd. (a)	39,826	247,718
Jabil Circuit, Inc.	8,262	119,882
SMART Modular Technologies (WWH), Inc. (a)	600	3,246
Tyco Electronics Ltd.	2,200	59,400
Viasystems Group, Inc. (a)	1,597	24,626
		552,818
Technology Distributors - 0.3%
Avnet, Inc. (a)	1,869	47,005
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		606,006
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
Google, Inc. Class A (a)	100	48,485
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 89.5%
Semiconductor Equipment - 18.6%
Advanced Energy Industries, Inc. (a)	200	3,522
Amkor Technology, Inc. (a)(d)	93,853	541,532
Applied Materials, Inc.	62,471	737,158
ASM International NV unit (a)	5,100	129,744
ASML Holding NV	3,230	103,974
Brooks Automation, Inc. (a)	300	2,289
Cabot Microelectronics Corp. (a)	100	3,269
Cohu, Inc.	100	1,568
Cymer, Inc. (a)	4,218	140,375
Entegris, Inc. (a)	1,561	7,196
KLA-Tencor Corp.	2,930	92,793
Lam Research Corp. (a)	9,190	387,726
Mattson Technology, Inc. (a)	1,196	3,504
MEMC Electronic Materials, Inc. (a)	20,736	198,236

	Shares	Value
Novellus Systems, Inc. (a)	1,200	$ 32,052
Teradyne, Inc. (a)	2,500	26,900
Tessera Technologies, Inc. (a)	300	5,094
Varian Semiconductor Equipment Associates, Inc. (a)	5,400	152,604
Verigy Ltd. (a)	8,300	73,870
		2,643,406
Semiconductors - 70.9%
Actel Corp. (a)	100	1,466
Advanced Micro Devices, Inc. (a)(d)	81,700	611,933
Alpha & Omega Semiconductor Ltd. (a)	3,400	42,194
Altera Corp.	11,838	328,149
Analog Devices, Inc.	2,600	77,246
Applied Micro Circuits Corp. (a)	928	11,099
Atheros Communications, Inc. (a)	3,309	87,490
Atmel Corp. (a)	30,548	159,766
Avago Technologies Ltd.	19,492	424,146
Broadcom Corp. Class A	10,940	394,168
Conexant Systems, Inc. (a)(d)	14,276	29,409
Cree, Inc. (a)	200	14,168
CSR PLC (a)	4,200	22,502
Fairchild Semiconductor International, Inc. (a)	33,049	300,085
Ikanos Communications, Inc. (a)	7,700	13,475
Integrated Device Technology, Inc. (a)	18,103	105,178
Intel Corp.	124,142	2,557,322
International Rectifier Corp. (a)	5,600	109,368
Intersil Corp. Class A	35,674	405,257
LSI Corp. (a)	58,185	234,486
Marvell Technology Group Ltd. (a)	72,311	1,078,880
Micron Technology, Inc. (a)	88,060	641,077
Monolithic Power Systems, Inc. (a)	8,368	147,444
Motech Industries, Inc.	1	4
National Semiconductor Corp.	15,201	209,774
NVIDIA Corp. (a)	31,453	289,053
ON Semiconductor Corp. (a)	39,616	267,408
PMC-Sierra, Inc. (a)	25,536	206,842
Samsung Electronics Co. Ltd.	60	41,091
Skyworks Solutions, Inc. (a)	3,450	60,479
Standard Microsystems Corp. (a)	6,254	137,713
SunPower Corp. Class B (a)	5,490	63,355
Texas Instruments, Inc.	23,512	580,511
Volterra Semiconductor Corp. (a)	2,600	58,552
Xilinx, Inc.	13,656	381,276
		10,092,366
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		12,735,772
TOTAL COMMON STOCKS (Cost $16,571,876)		14,131,141
Convertible Bonds - 0.1%
	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
Semiconductors - 0.1%
SunPower Corp. 4.75% 4/15/14 (Cost $10,000)	$ 10,000	$ 8,138
Money Market Funds - 5.2%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	61,013	61,013
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	682,750	682,750
TOTAL MONEY MARKET FUNDS (Cost $743,763)		743,763
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $17,325,639)		14,883,042
NET OTHER ASSETS (LIABILITIES) - (4.6)%		(652,584)
NET ASSETS - 100%		$ 14,230,458
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 490
Fidelity Securities Lending Cash Central Fund	377
Total	$ 867
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 14,131,141	$ 14,131,140	$ -	$ 1
Convertible Bonds	8,138	-	8,138	-
Money Market Funds	743,763	743,763	-	-
Total Investments in Securities:	$ 14,883,042	$ 14,874,903	$ 8,138	$ 1
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(23,884)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	23,885
Transfers out of Level 3	-
Ending Balance	$ 1
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (23,884)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
Bermuda	7.9%
Singapore	5.2%
Netherlands	1.6%
Others (Individually Less Than 1%)	1.8%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $12,180,956 of which $4,122,383, $2,265,871, $279,201, $310,663 and $5,202,838 will expire on July 31, 2011, 2012, 2013, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Electronics

Fidelity Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $641,415) - See accompanying schedule: Unaffiliated issuers (cost $16,581,876)	$ 14,139,279
Fidelity Central Funds (cost $743,763)	743,763
Total Investments (cost $17,325,639)		$ 14,883,042
Receivable for investments sold		357,233
Receivable for fund shares sold		40,592
Dividends receivable		3,347
Interest receivable		139
Distributions receivable from Fidelity Central Funds		125
Receivable from investment adviser for expense reductions		5,469
Other receivables		172
Total assets		15,290,119

Liabilities
Payable to custodian bank	$ 8,335
Payable for investments purchased	260,378
Payable for fund shares redeemed	45,314
Accrued management fee	6,851
Distribution fees payable	6,526
Other affiliated payables	4,319
Other payables and accrued expenses	45,188
Collateral on securities loaned, at value	682,750
Total liabilities		1,059,661

Net Assets		$ 14,230,458
Net Assets consist of:
Paid in capital		$ 29,255,743
Accumulated net investment loss		(688)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,582,023)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,442,574)
Net Assets		$ 14,230,458

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,394,353 ÷ 755,537 shares)	$ 7.14

Maximum offering price per share (100/94.25 of $7.14)	$ 7.58
Class T: Net Asset Value and redemption price per share ($3,862,055 ÷ 551,747 shares)	$ 7.00

Maximum offering price per share (100/96.50 of $7.00)	$ 7.25
Class B: Net Asset Value and offering price per share ($1,073,326 ÷ 160,557 shares)A	$ 6.69

Class C: Net Asset Value and offering price per share ($3,255,754 ÷ 487,572 shares)A	$ 6.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($644,970 ÷ 87,992 shares)	$ 7.33
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Electronics

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 189,180
Interest		9,144
Income from Fidelity Central Funds		867
Total income		199,191

Expenses
Management fee	$ 89,248
Transfer agent fees	54,911
Distribution fees	86,081
Accounting and security lending fees	6,238
Custodian fees and expenses	33,640
Independent trustees' compensation	91
Registration fees	48,981
Audit	42,228
Legal	134
Miscellaneous	215
Total expenses before reductions	361,767
Expense reductions	(93,231)	268,536
Net investment income (loss)		(69,345)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,767,944
Foreign currency transactions	(727)
Total net realized gain (loss)		2,767,217
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,525,247)
Assets and liabilities in foreign currencies	40
Total change in net unrealized appreciation (depreciation)		(1,525,207)
Net gain (loss)		1,242,010
Net increase (decrease) in net assets resulting from operations		$ 1,172,665

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (69,345)	$ 34,721
Net realized gain (loss)	2,767,217	(3,412,258)
Change in net unrealized appreciation (depreciation)	(1,525,207)	2,662,881
Net increase (decrease) in net assets resulting from operations	1,172,665	(714,656)
Distributions to shareholders from net investment income	(30,683)	-
Share transactions - net increase (decrease)	(1,121,329)	612,433
Redemption fees	1,611	572
Total increase (decrease) in net assets	22,264	(101,651)

Net Assets
Beginning of period	14,208,194	14,309,845
End of period (including accumulated net investment loss of $688 and undistributed net investment income of $33,992, respectively)	$ 14,230,458	$ 14,208,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.59	$ 6.79	$ 9.11	$ 7.38	$ 8.04
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	- G	(.03)	(.04)
Net realized and unrealized gain (loss)	.59	(.24)	(2.32)	1.76	(.62)
Total from investment operations	.58	(.20)	(2.32)	1.73	(.66)
Distributions from net investment income	(.03)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 7.14	$ 6.59	$ 6.79	$ 9.11	$ 7.38
Total Return A, B	8.74%	(2.95)%	(25.47)%	23.44%	(8.21)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	2.44%	1.72%	1.60%	1.50%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.39%	1.38%	1.36%
Net investment income (loss)	(.15)%	.69%	(.02)%	(.35)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,394	$ 5,433	$ 3,970	$ 7,551	$ 7,916
Portfolio turnover rate E	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.46	$ 6.67	$ 8.98	$ 7.29	$ 7.96
Income from Investment Operations
Net investment income (loss) C	(.03)	.02	(.02)	(.05)	(.06)
Net realized and unrealized gain (loss)	.58	(.23)	(2.29)	1.74	(.61)
Total from investment operations	.55	(.21)	(2.31)	1.69	(.67)
Distributions from net investment income	(.01)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 6.46	$ 6.67	$ 8.98	$ 7.29
Total Return A, B	8.50%	(3.15)%	(25.72)%	23.18%	(8.42)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.77%	2.02%	1.89%	1.82%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.64%	1.64%	1.61%
Net investment income (loss)	(.40)%	.44%	(.27)%	(.60)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,862	$ 4,195	$ 4,635	$ 8,103	$ 9,048
Portfolio turnover rate E	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.19	$ 6.43	$ 8.70	$ 7.10	$ 7.78
Income from Investment Operations
Net investment income (loss) C	(.06)	- G	(.06)	(.09)	(.10)
Net realized and unrealized gain (loss)	.56	(.24)	(2.21)	1.69	(.58)
Total from investment operations	.50	(.24)	(2.27)	1.60	(.68)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.69	$ 6.19	$ 6.43	$ 8.70	$ 7.10
Total Return A, B	8.08%	(3.73)%	(26.09)%	22.54%	(8.74)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.73%	3.22%	2.48%	2.36%	2.29%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.15%	2.15%	2.14%	2.13%	2.11%
Net investment income (loss)	(.90)%	(.06)%	(.77)%	(1.10)%	(1.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,073	$ 1,197	$ 2,027	$ 4,572	$ 6,123
Portfolio turnover rate E	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.18	$ 6.42	$ 8.69	$ 7.09	$ 7.77
Income from Investment Operations
Net investment income (loss) C	(.06)	- G	(.06)	(.09)	(.10)
Net realized and unrealized gain (loss)	.56	(.24)	(2.21)	1.69	(.58)
Total from investment operations	.50	(.24)	(2.27)	1.60	(.68)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 6.68	$ 6.18	$ 6.42	$ 8.69	$ 7.09
Total Return A, B	8.09%	(3.74)%	(26.12)%	22.57%	(8.75)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.72%	3.21%	2.47%	2.34%	2.26%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.14%	2.13%	2.11%
Net investment income (loss)	(.90)%	(.06)%	(.77)%	(1.10)%	(1.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,256	$ 3,016	$ 3,325	$ 8,389	$ 7,009
Portfolio turnover rate E	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 6.75	$ 6.94	$ 9.30	$ 7.51	$ 8.15
Income from Investment Operations
Net investment income (loss) B	.01	.05	.02	(.01)	(.02)
Net realized and unrealized gain (loss)	.60	(.24)	(2.38)	1.80	(.62)
Total from investment operations	.61	(.19)	(2.36)	1.79	(.64)
Distributions from net investment income	(.03)	-	-	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 7.33	$ 6.75	$ 6.94	$ 9.30	$ 7.51
Total Return A	9.10%	(2.74)%	(25.38)%	23.83%	(7.85)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.64%	2.16%	1.47%	1.26%	1.11%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.11%
Expenses net of all reductions	1.14%	1.15%	1.14%	1.13%	1.07%
Net investment income (loss)	.11%	.94%	.23%	(.10)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 645	$ 367	$ 353	$ 730	$ 750
Portfolio turnover rate D	87%	92%	93%	97%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Electronics

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 700,582
Gross unrealized depreciation	(3,544,246)
Net unrealized appreciation (depreciation)	$ (2,843,664)

Tax Cost	$ 17,726,706

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (12,180,956)
Net unrealized appreciation (depreciation)	$ (2,843,641)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 30,683	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,287,875 and $13,904,771, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 15,085	$ 421
Class T	.25%	.25%	22,598	168
Class B	.75%	.25%	12,907	9,699
Class C	.75%	.25%	35,491	5,274
			$ 86,081	$ 15,562

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,857
Class T	3,294
Class B*	1,380
Class C*	1,830
$ 14,361

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 20,190.34
Class T	16,723.37
Class B	4,366.34
Class C	11,892.34
Institutional Class	1,740.30
	$ 54,911

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,468 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $63 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $377.

Electronics

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 34,223
Class T	1.65%	27,426
Class B	2.15%	7,476
Class C	2.15%	20,144
Institutional Class	1.15%	2,834
		$ 92,103

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,128 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 22,913	$ -
Class T	5,704	-
Institutional Class	2,066	-
Total	$ 30,683	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	463,925	454,229	$ 3,450,517	$ 2,515,743
Reinvestment of distributions	3,053	-	21,642	-
Shares redeemed	(536,272)	(214,204)	(3,911,247)	(1,126,041)
Net increase (decrease)	(69,294)	240,025	$ (439,088)	$ 1,389,702
Class T
Shares sold	149,748	211,424	$ 1,082,460	$ 1,046,750
Reinvestment of distributions	793	-	5,519	-
Shares redeemed	(248,392)	(256,279)	(1,826,132)	(1,247,787)
Net increase (decrease)	(97,851)	(44,855)	$ (738,153)	$ (201,037)
Class B
Shares sold	71,160	57,656	$ 500,056	$ 278,136
Reinvestment of distributions	-	-	-	-
Shares redeemed	(103,890)	(179,676)	(717,856)	(832,636)
Net increase (decrease)	(32,730)	(122,020)	$ (217,800)	$ (554,500)
Class C
Shares sold	184,365	132,135	$ 1,261,735	$ 684,005
Reinvestment of distributions	-	-	-	-
Shares redeemed	(184,552)	(162,035)	(1,259,598)	(721,474)
Net increase (decrease)	(187)	(29,900)	$ 2,137	$ (37,469)
Institutional Class
Shares sold	94,039	29,924	$ 728,440	$ 158,084
Reinvestment of distributions	194	-	1,410	-
Shares redeemed	(60,662)	(26,319)	(458,275)	(142,347)
Net increase (decrease)	33,571	3,605	$ 271,575	$ 15,737

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Electronics

Fidelity Advisor Energy Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	7.60%	3.80%	8.81%

A Prior to October 1, 2006, Fidelity Advisor Energy Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Institutional Class on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Energy

Fidelity Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund: For the year ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 7.28%, 7.03%, 6.45% and 6.49%, respectively (excluding sales charges), falling short of the S&P 500® but ahead of the 6.26% return of the MSCI® U.S. IM Energy 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, the fund benefited from a significant underweighting and solid security selection in the sluggish integrated oil and gas segment, specifically a large underweighting in benchmark goliath Exxon Mobil, whose stock price fell more than 13%. Overweighting the outperforming coal and consumable fuels segment also helped, aided by a 52% increase in coal prices. An overweighting in the oil/gas equipment and services group further contributed. Among individual stocks, top contributors included coal producer Massey Energy and oil-field services providers BJ Services and Smith International, both of which were being acquired. Conversely, poor stock picking in the oil/gas exploration and production group hurt returns and accounted for two of the fund's three biggest detractors. As gas prices fell in the second half of the period, so did the value of our holdings in natural gas firms Petrohawk Energy and Southwestern Energy and global energy services firm Weatherford International. An underweighting in integrated oil and gas firm ConocoPhillips hurt, as the company's stock rose after a restructuring. Another detractor was Transocean, which owned the Deepwater Horizon rig that exploded in the Gulf of Mexico.

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund: For the year ending July 31, 2010, the fund's Institutional Class shares returned 7.60%, falling short of the S&P 500®, but ahead of the 6.26% return of the MSCI® U.S. IM Energy 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, the fund benefited from a significant underweighting and solid security selection in the sluggish integrated oil and gas segment, specifically a large underweighting in benchmark goliath Exxon Mobil, whose stock price fell more than 13%. Overweighting the outperforming coal and consumable fuels segment also helped, aided by a 52% increase in coal prices. An overweighting in the oil/gas equipment and services group further contributed. Among individual stocks, top contributors included coal producer Massey Energy and oil-field services providers BJ Services and Smith International, both of which were being acquired. Conversely, poor stock picking in the oil/gas exploration and production group hurt returns and accounted for two of the fund's three biggest detractors. As gas prices fell in the second half of the period, so did the value of our holdings in natural gas firms Petrohawk Energy and Southwestern Energy and global energy services firm Weatherford International. An underweighting in integrated oil and gas firm ConocoPhillips hurt, as the company's stock rose after a restructuring. Another detractor was Transocean, which owned the Deepwater Horizon rig that exploded in the Gulf of Mexico.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.18%
Actual		$ 1,000.00	$ 957.50	$ 5.73
Hypothetical A		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.40%
Actual		$ 1,000.00	$ 956.40	$ 6.79
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class B	1.93%
Actual		$ 1,000.00	$ 953.90	$ 9.35
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.92%
Actual		$ 1,000.00	$ 954.20	$ 9.30
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Institutional Class	.90%
Actual		$ 1,000.00	$ 959.10	$ 4.37
Hypothetical A		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Energy

Fidelity Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	18.7	6.0
Chevron Corp.	10.2	0.2
Schlumberger Ltd.	5.1	6.9
Marathon Oil Corp.	4.9	3.1
Baker Hughes, Inc.	4.2	0.7
Occidental Petroleum Corp.	3.5	5.2
Southwestern Energy Co.	3.4	5.2
Halliburton Co.	3.4	1.8
Apache Corp.	2.9	1.8
National Oilwell Varco, Inc.	2.5	3.1
	58.8
Top Industries (% of fund's net assets)
As of July 31, 2010
Oil, Gas & Consumable Fuels	65.6%
Energy Equipment & Services	30.6%
Construction & Engineering	1.4%
Semiconductors & Semiconductor Equipment	1.4%
Metals & Mining	0.2%
All Others*	0.8%

As of January 31, 2010
Oil, Gas & Consumable Fuels	57.5%
Energy Equipment & Services	37.2%
Electrical Equipment	2.2%
Construction & Engineering	0.7%
Gas Utilities	0.6%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Energy Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSTRUCTION & ENGINEERING - 1.4%
Construction & Engineering - 1.4%
Jacobs Engineering Group, Inc. (a)	87,271	$ 3,191,500
KBR, Inc.	223,300	4,997,454
		8,188,954
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Itron, Inc. (a)	21,147	1,376,035
ENERGY EQUIPMENT & SERVICES - 30.6%
Oil & Gas Drilling - 7.1%
Atwood Oceanics, Inc. (a)	36,175	983,960
Ensco International Ltd. ADR	191,385	8,001,807
Helmerich & Payne, Inc.	140,453	5,692,560
Hercules Offshore, Inc. (a)	164,594	418,069
Nabors Industries Ltd. (a)	256,122	4,715,206
Noble Corp.	408,289	13,269,393
Northern Offshore Ltd. (a)	514,100	990,363
Pride International, Inc. (a)	39,400	937,326
Transocean Ltd. (a)	153,272	7,082,699
		42,091,383
Oil & Gas Equipment & Services - 23.5%
Baker Hughes, Inc.	514,605	24,839,983
Cameron International Corp. (a)	112,200	4,441,998
Complete Production Services, Inc. (a)	55,054	1,059,790
Core Laboratories NV	46,400	3,584,400
Dresser-Rand Group, Inc. (a)	35,900	1,335,839
Halliburton Co.	676,831	20,223,710
National Oilwell Varco, Inc.	384,057	15,039,672
Oceaneering International, Inc. (a)	188,400	9,322,032
Oil States International, Inc. (a)	25,900	1,189,846
Schlumberger Ltd.	505,500	30,158,130
Smith International, Inc.	318,111	13,195,244
Superior Energy Services, Inc. (a)	115,184	2,625,043
TSC Offshore Group Ltd. (a)	1,705,000	294,136
Weatherford International Ltd. (a)	665,564	10,782,137
Willbros Group, Inc. (a)	209,594	1,917,785
		140,009,745
TOTAL ENERGY EQUIPMENT & SERVICES		182,101,128
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
Zhongyu Gas Holdings Ltd. (a)	6,538,000	639,701
METALS & MINING - 0.2%
Diversified Metals & Mining - 0.2%
Walter Energy, Inc.	19,700	1,404,610
OIL, GAS & CONSUMABLE FUELS - 65.6%
Coal & Consumable Fuels - 5.7%
Alpha Natural Resources, Inc. (a)	332,064	12,728,013
Arch Coal, Inc.	163,629	3,876,371

	Shares	Value
Cloud Peak Energy, Inc.	2,100	$ 32,235
CONSOL Energy, Inc.	189,713	7,110,443
International Coal Group, Inc. (a)	163,454	735,543
Massey Energy Co.	304,179	9,301,794
		33,784,399
Integrated Oil & Gas - 37.8%
BP PLC sponsored ADR	80,950	3,114,147
Chevron Corp.	795,983	60,661,864
Exxon Mobil Corp.	1,865,299	111,321,047
Marathon Oil Corp.	879,146	29,407,434
Occidental Petroleum Corp.	263,979	20,571,883
Suncor Energy, Inc.	600	19,781
		225,096,156
Oil & Gas Exploration & Production - 15.5%
Anadarko Petroleum Corp.	261,084	12,834,889
Apache Corp.	179,339	17,141,222
Canadian Natural Resources Ltd. (d)	41,300	1,422,268
EXCO Resources, Inc.	336,798	4,886,939
Newfield Exploration Co. (a)	174,350	9,320,751
Niko Resources Ltd.	15,800	1,704,270
OPTI Canada, Inc. (a)	143,700	230,658
Painted Pony Petroleum Ltd. Class A (a)	123,500	792,937
Petrobank Energy & Resources Ltd. (a)	23,400	964,045
Petrohawk Energy Corp. (a)	275,878	4,350,596
QEP Resources, Inc. (a)	77,700	2,674,434
Southwestern Energy Co. (a)	563,000	20,521,350
Talisman Energy, Inc.	165,200	2,820,429
Ultra Petroleum Corp. (a)	24,089	1,020,651
Whiting Petroleum Corp. (a)	135,010	11,882,230
		92,567,669
Oil & Gas Refining & Marketing - 6.6%
CVR Energy, Inc. (a)	39,200	317,520
Frontier Oil Corp.	472,723	5,809,766
Holly Corp.	224,132	5,991,048
Petroplus Holdings AG	67,010	1,038,396
Sunoco, Inc.	326,578	11,649,037
Tesoro Corp.	167,000	2,155,970
Valero Energy Corp.	519,363	8,823,977
Western Refining, Inc. (a)(d)	188,200	997,460
World Fuel Services Corp.	88,608	2,308,238
		39,091,412
TOTAL OIL, GAS & CONSUMABLE FUELS		390,539,636
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
Semiconductor Equipment - 0.1%
centrotherm photovoltaics AG (a)	25,223	1,024,037
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - 1.3%
First Solar, Inc. (a)(d)	50,200	$ 6,297,590
JA Solar Holdings Co. Ltd. ADR (a)(d)	226,595	1,348,240
		7,645,830
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		8,669,867
TOTAL COMMON STOCKS (Cost $615,340,541)		592,919,931
Convertible Bonds - 0.0%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
SunPower Corp. 4.75% 4/15/14 (Cost $320,000)	$ 320,000	260,400
Money Market Funds - 2.5%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	3,947,361	$ 3,947,361
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	10,741,700	10,741,700
TOTAL MONEY MARKET FUNDS (Cost $14,689,061)		14,689,061
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $630,349,602)		607,869,392
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(12,147,703)
NET ASSETS - 100%		$ 595,721,689
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,924
Fidelity Securities Lending Cash Central Fund	181,909
Total	$ 192,833
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 592,919,931	$ 592,919,931	$ -	$ -
Convertible Bonds	260,400	-	260,400	-
Money Market Funds	14,689,061	14,689,061	-	-
Total Investments in Securities:	$ 607,869,392	$ 607,608,992	$ 260,400	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.9%
Switzerland	5.4%
Netherlands Antilles	5.1%
United Kingdom	1.8%
Canada	1.5%
Others (Individually Less Than 1%)	1.3%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $108,925,305 of which $106,222,894 and $2,702,411 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Energy

Fidelity Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $9,941,001) - See accompanying schedule: Unaffiliated issuers (cost $615,660,541)	$ 593,180,331
Fidelity Central Funds (cost $14,689,061)	14,689,061
Total Investments (cost $630,349,602)		$ 607,869,392
Receivable for investments sold		8,358,277
Receivable for fund shares sold		399,330
Dividends receivable		132,929
Interest receivable		4,433
Distributions receivable from Fidelity Central Funds		5,420
Other receivables		8,464
Total assets		616,778,245

Liabilities
Payable for investments purchased	$ 8,368,052
Payable for fund shares redeemed	1,225,480
Accrued management fee	272,533
Distribution fees payable	243,375
Other affiliated payables	163,198
Other payables and accrued expenses	42,218
Collateral on securities loaned, at value	10,741,700
Total liabilities		21,056,556

Net Assets		$ 595,721,689
Net Assets consist of:
Paid in capital		$ 741,162,000
Accumulated net investment loss		(116)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(122,960,068)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(22,480,127)
Net Assets		$ 595,721,689

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($214,406,603 ÷ 7,740,353 shares)	$ 27.70

Maximum offering price per share (100/94.25 of $27.70)	$ 29.39
Class T: Net Asset Value and redemption price per share ($219,051,206 ÷ 7,731,919 shares)	$ 28.33

Maximum offering price per share (100/96.50 of $28.33)	$ 29.36
Class B: Net Asset Value and offering price per share ($44,330,022 ÷ 1,700,871 shares)A	$ 26.06

Class C: Net Asset Value and offering price per share ($90,595,987 ÷ 3,451,365 shares)A	$ 26.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($27,337,871 ÷ 947,074 shares)	$ 28.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 6,544,549
Interest		15,263
Income from Fidelity Central Funds		192,833
Total income		6,752,645

Expenses
Management fee	$ 3,655,489
Transfer agent fees	1,976,034
Distribution fees	3,295,603
Accounting and security lending fees	248,793
Custodian fees and expenses	33,180
Independent trustees' compensation	3,840
Registration fees	100,943
Audit	52,085
Legal	3,134
Miscellaneous	10,347
Total expenses before reductions	9,379,448
Expense reductions	(37,926)	9,341,522
Net investment income (loss)		(2,588,877)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	85,319,102
Foreign currency transactions	(100,116)
Total net realized gain (loss)		85,218,986
Change in net unrealized appreciation (depreciation) on: Investment securities	(40,712,080)
Assets and liabilities in foreign currencies	25
Total change in net unrealized appreciation (depreciation)		(40,712,055)
Net gain (loss)		44,506,931
Net increase (decrease) in net assets resulting from operations		$ 41,918,054

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,588,877)	$ (2,256,368)
Net realized gain (loss)	85,218,986	(205,660,800)
Change in net unrealized appreciation (depreciation)	(40,712,055)	(183,346,614)
Net increase (decrease) in net assets resulting from operations	41,918,054	(391,263,782)
Distributions to shareholders from net realized gain	-	(137,595,735)
Share transactions - net increase (decrease)	(40,286,664)	82,598,513
Redemption fees	43,053	78,335
Total increase (decrease) in net assets	1,674,443	(446,182,669)

Net Assets
Beginning of period	594,047,246	1,040,229,915
End of period (including accumulated net investment loss of $116 and accumulated net investment loss of $108, respectively)	$ 595,721,689	$ 594,047,246

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.82	$ 50.24	$ 48.28	$ 46.39	$ 40.93
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.17)	(.02) F	(.04)
Net realized and unrealized gain (loss)	1.93	(17.48)	5.59	8.42	12.30
Total from investment operations	1.88	(17.52)	5.42	8.40	12.26
Distributions from net realized gain	-	(6.90)	(3.46)	(6.51)	(6.81)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 27.70	$ 25.82	$ 50.24	$ 48.28	$ 46.39
Total Return A, B	7.28%	(38.86)%	11.52%	22.08%	32.90%
Ratios to Average Net Assets D,G
Expenses before reductions	1.20%	1.22%	1.14%	1.19%	1.21%
Expenses net of fee waivers, if any	1.20%	1.22%	1.14%	1.19%	1.21%
Expenses net of all reductions	1.19%	1.21%	1.14%	1.19%	1.17%
Net investment income (loss)	(.16)%	(.14)%	(.32)%	(.05)% F	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 214,407	$ 216,595	$ 355,200	$ 268,108	$ 204,391
Portfolio turnover rate E	103%	148%	90%	80%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.47	$ 51.40	$ 49.26	$ 47.18	$ 41.46
Income from Investment Operations
Net investment income (loss) C	(.11)	(.10)	(.29)	(.11)F	(.13)
Net realized and unrealized gain (loss)	1.97	(17.93)	5.72	8.61	12.49
Total from investment operations	1.86	(18.03)	5.43	8.50	12.36
Distributions from net realized gain	-	(6.90)	(3.29)	(6.42)	(6.65)
Redemption fees added to paid in capital C	- H	-H	-H	-H	.01
Net asset value, end of period	$ 28.33	$ 26.47	$ 51.40	$ 49.26	$ 47.18
Total Return A, B	7.03%	(38.99)%	11.27%	21.84%	32.60%
Ratios to Average Net Assets D, G
Expenses before reductions	1.41%	1.45%	1.36%	1.40%	1.42%
Expenses net of fee waivers, if any	1.41%	1.45%	1.36%	1.40%	1.42%
Expenses net of all reductions	1.41%	1.45%	1.35%	1.39%	1.38%
Net investment income (loss)	(.37)%	(.38)%	(.54)%	(.26)% F	(.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 219,051	$ 224,376	$ 407,784	$ 382,222	$ 362,272
Portfolio turnover rate E	103%	148%	90%	80%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 24.48	$ 48.35	$ 46.64	$ 45.10	$ 39.89
Income from Investment Operations
Net investment income (loss) C	(.25)	(.22)	(.56)	(.34) F	(.35)
Net realized and unrealized gain (loss)	1.83	(16.75)	5.41	8.17	11.98
Total from investment operations	1.58	(16.97)	4.85	7.83	11.63
Distributions from net realized gain	-	(6.90)	(3.14)	(6.29)	(6.43)
Redemption fees added to paid in capital C	- H	-H	-H	-H	.01
Net asset value, end of period	$ 26.06	$ 24.48	$ 48.35	$ 46.64	$ 45.10
Total Return A, B	6.45%	(39.31)%	10.62%	21.18%	31.86%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	1.96%	1.93%	1.96%	1.96%
Expenses net of fee waivers, if any	1.96%	1.96%	1.93%	1.96%	1.96%
Expenses net of all reductions	1.95%	1.96%	1.93%	1.95%	1.92%
Net investment income (loss)	(.92)%	(.89)%	(1.11)%	(.82)% F	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,330	$ 47,795	$ 98,602	$ 116,487	$ 130,973
Portfolio turnover rate E	103%	148%	90%	80%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 24.65	$ 48.63	$ 46.88	$ 45.33	$ 40.10
Income from Investment Operations
Net investment income (loss)C	(.25)	(.21)	(.54)	(.32)F	(.34)
Net realized and unrealized gain (loss)	1.85	(16.87)	5.45	8.20	12.06
Total from investment operations	1.60	(17.08)	4.91	7.88	11.72
Distributions from net realized gain	-	(6.90)	(3.16)	(6.33)	(6.50)
Redemption fees added to paid in capitalC	- H	- H	- H	- H	.01
Net asset value, end of period	$ 26.25	$ 24.65	$ 48.63	$ 46.88	$ 45.33
Total ReturnA, B	6.49%	(39.31)%	10.71%	21.22%	31.96%
Ratios to Average Net Assets D, G
Expenses before reductions	1.94%	1.96%	1.87%	1.91%	1.92%
Expenses net of fee waivers, if any	1.94%	1.96%	1.87%	1.91%	1.92%
Expenses net of all reductions	1.93%	1.95%	1.87%	1.91%	1.88%
Net investment income (loss)	(.90)%	(.88)%	(1.05)%	(.77)% F	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,596	$ 86,650	$ 156,393	$ 135,072	$ 125,424
Portfolio turnover rateE	103%	148%	90%	80%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.83	$ 51.76	$ 49.68	$ 47.48	$ 41.76
Income from Investment Operations
Net investment income (loss)B	.04	.03	(.02)	.11E	.12
Net realized and unrealized gain (loss)	2.00	(18.06)	5.74	8.67	12.56
Total from investment operations	2.04	(18.03)	5.72	8.78	12.68
Distributions from net realized gain	-	(6.90)	(3.64)	(6.58)	(6.97)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 28.87	$ 26.83	$ 51.76	$ 49.68	$ 47.48
Total ReturnA	7.60%	(38.68)%	11.83%	22.47%	33.35%
Ratios to Average Net Assets C, F
Expenses before reductions	.90%	.95%	.85%	.88%	.87%
Expenses net of fee waivers, if any	.90%	.95%	.85%	.88%	.87%
Expenses net of all reductions	.90%	.94%	.85%	.88%	.83%
Net investment income (loss)	.14%	.13%	(.03)%	.25% E	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,338	$ 18,631	$ 22,250	$ 17,127	$ 19,553
Portfolio turnover rate D	103%	148%	90%	80%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Energy

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 38,811,239
Gross unrealized depreciation	(75,326,212)
Net unrealized appreciation (depreciation)	$ (36,514,973)

Tax Cost	$ 644,384,365

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (108,925,305)
Net unrealized appreciation (depreciation)	$ (36,514,890)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Long-term Capital Gains	$ -	$ 137,595,735

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $652,847,020 and $697,223,654, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 595,584	$ 12,445
Class T	.25%	.25%	1,219,542	6,862
Class B	.75%	.25%	504,338	378,914
Class C	.75%	.25%	976,139	167,819
			$ 3,295,603	$ 566,040

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Energy

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 169,334
Class T	29,608
Class B*	97,377
Class C*	12,015
$ 308,334

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 758,087.32
Class T	689,022.28
Class B	165,953.33
Class C	298,434.31
Institutional Class	64,538.27
	$ 1,976,034

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,171 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,602 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $181,909.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $37,926 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net realized gain
Class A	$ -	$ 46,997,290
Class T	-	53,170,678
Class B	-	13,492,835
Class C	-	21,034,743
Institutional Class	-	2,900,189
Total	$ -	$ 137,595,735

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	2,475,060	3,517,345	$ 72,154,427	$ 85,305,714
Reinvestment of distributions	-	1,158,188	-	42,134,872
Shares redeemed	(3,122,404)	(3,358,560)	(89,993,205)	(88,397,497)
Net increase (decrease)	(647,344)	1,316,973	$ (17,838,778)	$ 39,043,089
Class T
Shares sold	1,265,490	2,191,463	$ 38,114,553	$ 53,583,018
Reinvestment of distributions	-	1,332,408	-	49,792,078
Shares redeemed	(2,010,804)	(2,980,646)	(59,843,042)	(77,608,101)
Net increase (decrease)	(745,314)	543,225	$ (21,728,489)	$ 25,766,995
Class B
Shares sold	320,063	529,128	$ 8,832,050	$ 12,513,157
Reinvestment of distributions	-	339,485	-	11,786,924
Shares redeemed	(571,409)	(955,690)	(15,635,733)	(23,571,286)
Net increase (decrease)	(251,346)	(87,077)	$ (6,803,683)	$ 728,795
Class C
Shares sold	819,751	1,217,008	$ 22,984,733	$ 28,382,837
Reinvestment of distributions	-	507,064	-	17,726,948
Shares redeemed	(883,306)	(1,425,212)	(24,290,742)	(35,998,056)
Net increase (decrease)	(63,555)	298,860	$ (1,306,009)	$ 10,111,729
Institutional Class
Shares sold	669,423	470,080	$ 20,180,428	$ 12,030,140
Reinvestment of distributions	-	54,219	-	2,044,586
Shares redeemed	(416,730)	(259,760)	(12,790,133)	(7,126,821)
Net increase (decrease)	252,693	264,539	$ 7,390,295	$ 6,947,905

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Energy

Fidelity Advisor Financial Services Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	9.99%	-8.23%	-0.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Financial Services

Fidelity Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Advisor Financial Services Fund: For the year ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 9.61%, 9.26%, 8.78% and 8.79%, respectively (excluding sales charges). Performance lagged both the S&P 500® and the 16.64% gain of the MSCI® U.S. IM Financials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Industry allocations caused the fund to lag the MSCI index, as a sizable overweighting in the weak-performing investment banking/brokerage segment more than offset the benefit of an underweighting in other diversified financial services. Individual detractors included Xinyuan Real Estate, a Chinese real estate developer hurt by signs the country's economy was slowing, and China Finance Online, a financial services technology provider vulnerable to a market downturn. In addition, Gleacher, a small-cap investment bank, suffered from an earnings shortfall. Some of these stocks were not in the index, and Xinyuan was not held at period end. Top contributors included Genworth Financial, a multi-line insurer that reported strong earnings, and Citigroup, a diversified financial services company that benefited from a successful capital raise, improved credit conditions and expectations that the U.S. Treasury would sell its stake in the company.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Advisor Financial Services Fund: For the year ending July 31, 2010, the fund's Institutional Class shares returned 9.99%. Performance lagged both the S&P 500® and the 16.64% gain of the MSCI® U.S. IM Financials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Industry allocations caused the fund to lag the MSCI index, as a sizable overweighting in the weak performing investment banking/brokerage segment more than offset the benefit from an underweighting in other diversified financial services. Individual detractors included Xinyuan Real Estate, a Chinese real estate developer hurt by signs the country's economy was slowing, and China Finance Online, a financial services technology provider vulnerable to a market downturn. In addition, Gleacher, a small-cap investment bank, suffered from an earnings shortfall. Some of these stocks were not in the index, and Xinyuan was not held at period end. Top contributors included Genworth Financial, a multi-line insurer that reported strong earnings, and Citigroup, a diversified financial services company that benefited from a successful capital raise, improved credit conditions and expectations that the U.S. Treasury would sell its stake in the company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.25%
Actual		$ 1,000.00	$ 990.40	$ 6.17
Hypothetical A		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.50%
Actual		$ 1,000.00	$ 988.50	$ 7.40
Hypothetical A		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	2.00%
Actual		$ 1,000.00	$ 986.30	$ 9.85
Hypothetical A		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 987.20	$ 9.85
Hypothetical A		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	.98%
Actual		$ 1,000.00	$ 992.50	$ 4.84
Hypothetical A		$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Financial Services

Fidelity Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
SunTrust Banks, Inc.	5.5	1.2
Regions Financial Corp.	5.3	1.9
Zions Bancorporation	5.1	4.8
Synovus Financial Corp.	5.1	0.0
Citigroup, Inc.	4.9	4.8
JPMorgan Chase & Co.	4.9	5.0
Morgan Stanley	4.8	4.2
Moody's Corp.	4.5	2.6
MasterCard, Inc. Class A	4.3	0.4
Visa, Inc. Class A	4.1	0.0
	48.5
Top Industries (% of fund's net assets)
As of July 31, 2010
Commercial Banks	40.9%
Diversified Financial Services	19.4%
Capital Markets	18.4%
IT Services	11.2%
Insurance	4.6%
All Others*	5.5%

As of January 31, 2010
Commercial Banks	39.9%
Capital Markets	23.9%
Diversified Financial Services	18.0%
Insurance	7.1%
Media	4.7%
All Others*	6.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Financial Services Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
CAPITAL MARKETS - 18.4%
Asset Management & Custody Banks - 4.8%
AllianceBernstein Holding LP	49,852	$ 1,330,051
EFG International	147,899	1,746,587
Franklin Resources, Inc.	12,178	1,224,863
Janus Capital Group, Inc.	36,400	381,472
Legg Mason, Inc.	41,453	1,197,577
Northern Trust Corp.	14,340	673,837
T. Rowe Price Group, Inc.	8,400	405,132
U.S. Global Investments, Inc. Class A	31,848	192,043
		7,151,562
Diversified Capital Markets - 0.6%
Credit Suisse Group sponsored ADR	20,600	934,622
Investment Banking & Brokerage - 13.0%
Evercore Partners, Inc. Class A	54,700	1,284,356
GFI Group, Inc.	433,378	2,552,596
Gleacher & Co., Inc. (a)	353,770	707,540
Goldman Sachs Group, Inc.	18,623	2,808,721
Jefferies Group, Inc.	125,209	3,091,410
MF Global Holdings Ltd. (a)	269,125	1,730,474
Morgan Stanley	268,500	7,246,815
		19,421,912
TOTAL CAPITAL MARKETS		27,508,096
COMMERCIAL BANKS - 40.9%
Diversified Banks - 7.2%
Banco Macro SA sponsored ADR	12,643	480,055
BBVA Banco Frances SA sponsored ADR	69,283	547,336
China Citic Bank Corp. Ltd. Class H	5,057,000	3,411,481
China Merchants Bank Co. Ltd. (H Shares)	135,600	362,240
Comerica, Inc.	57,900	2,221,044
U.S. Bancorp, Delaware	93,800	2,241,820
Wells Fargo & Co.	54,500	1,511,285
		10,775,261
Regional Banks - 33.7%
Atlantic Southern Financial Group, Inc. (a)(d)	14,602	14,894
Bancorp New Jersey, Inc.	3,062	37,448
BancTrust Financial Group, Inc. (d)	28,700	88,396
Bar Harbor Bankshares	1,132	30,338
BB&T Corp.	44,400	1,102,452
Boston Private Financial Holdings, Inc.	31,200	206,232
Bridge Capital Holdings (a)	4,470	41,571
Cathay General Bancorp	14,700	172,872
Chicopee Bancorp, Inc. (a)	2,500	28,450
Citizens Banking Corp., Michigan (a)	1,044,600	944,527
City National Corp.	44,600	2,527,482
CoBiz, Inc. (d)	223,900	1,412,809
Evans Bancorp, Inc.	2,675	34,775
Fifth Third Bancorp	68,362	868,881
First Interstate Bancsystem, Inc.	40,500	538,650

	Shares	Value
Glacier Bancorp, Inc.	114,617	$ 1,831,580
Huntington Bancshares, Inc.	79,800	483,588
Landmark Bancorp, Inc.	1,183	18,632
Marshall & Ilsley Corp.	303,900	2,136,417
MidWestOne Financial Group, Inc. (d)	3,400	50,966
Monroe Bancorp	5,250	23,730
Nara Bancorp, Inc. (a)	36,404	261,017
Oriental Financial Group, Inc.	45,100	638,616
PNC Financial Services Group, Inc.	1,445	85,819
Preferred Bank, Los Angeles California (a)(d)	8,800	16,720
Regions Financial Corp.	1,071,981	7,857,621
Salisbury Bancorp, Inc.	1,500	33,900
Savannah Bancorp, Inc.	29,131	284,027
Southwest Bancorp, Inc., Oklahoma	7,300	106,215
Sterling Bancshares, Inc.	48,200	250,158
Sun Bancorp, Inc., New Jersey (a)	21,747	116,129
SunTrust Banks, Inc.	316,266	8,207,103
SVB Financial Group (a)	33,612	1,451,702
Synovus Financial Corp. (d)	2,902,900	7,605,598
Umpqua Holdings Corp.	92,884	1,163,837
United Security Bancshares, California (d)	6,861	28,816
Valley National Bancorp	23,205	336,705
Washington Trust Bancorp, Inc.	2,600	50,336
West Bancorp., Inc. (a)	6,500	43,485
Western Alliance Bancorp. (a)	10,800	78,516
Wintrust Financial Corp.	53,619	1,668,623
Zions Bancorporation	346,234	7,682,932
		50,562,565
TOTAL COMMERCIAL BANKS		61,337,826
CONSUMER FINANCE - 2.6%
Consumer Finance - 2.6%
Capital One Financial Corp.	34,000	1,439,220
SLM Corp. (a)	205,203	2,462,436
		3,901,656
DIVERSIFIED FINANCIAL SERVICES - 19.4%
Other Diversified Financial Services - 13.1%
Bank of America Corp.	353,559	4,963,968
Citigroup, Inc. (a)	1,806,220	7,405,502
JPMorgan Chase & Co.	181,372	7,305,664
		19,675,134
Specialized Finance - 6.3%
CME Group, Inc.	8,400	2,341,920
IntercontinentalExchange, Inc. (a)	1,400	147,868
JSE Ltd.	20,600	200,513
Moody's Corp. (d)	287,451	6,769,471
		9,459,772
TOTAL DIVERSIFIED FINANCIAL SERVICES		29,134,906
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.3%
Casinos & Gaming - 0.3%
Wynn Macau Ltd.	252,800	$ 430,256
INSURANCE - 4.6%
Life & Health Insurance - 0.1%
Symetra Financial Corp.	19,000	221,540
Multi-Line Insurance - 3.2%
Genworth Financial, Inc. Class A (a)	267,635	3,634,483
Hartford Financial Services Group, Inc.	47,700	1,116,657
		4,751,140
Property & Casualty Insurance - 1.3%
ACE Ltd.	16,500	875,820
CNA Financial Corp. (a)	30,695	861,302
United Fire & Casualty Co.	9,000	192,960
		1,930,082
TOTAL INSURANCE		6,902,762
INTERNET SOFTWARE & SERVICES - 0.9%
Internet Software & Services - 0.9%
China Finance Online Co. Ltd. ADR (a)(d)	168,015	1,328,999
IT SERVICES - 11.2%
Data Processing & Outsourced Services - 11.2%
CoreLogic, Inc. (a)	106,180	2,126,785
Euronet Worldwide, Inc. (a)	59,803	938,907
MasterCard, Inc. Class A	30,319	6,368,203
MoneyGram International, Inc. (a)	476,265	1,243,052
Visa, Inc. Class A	83,519	6,126,119
		16,803,066
MEDIA - 0.9%
Advertising - 0.0%
SearchMedia Holdings Ltd. (a)	4,261	13,550
Publishing - 0.9%
McGraw-Hill Companies, Inc.	45,190	1,386,881
TOTAL MEDIA		1,400,431
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Real Estate Development - 0.3%
Central China Real Estate Ltd.	1,753,000	451,368

	Shares	Value
SPECIALTY RETAIL - 0.1%
Home Improvement Retail - 0.1%
Home Depot, Inc.	6,600	$ 188,166
THRIFTS & MORTGAGE FINANCE - 0.7%
Thrifts & Mortgage Finance - 0.7%
BofI Holding, Inc. (a)	16,300	254,606
Cheviot Financial Corp.	20,185	161,480
First Financial Northwest, Inc.	4,800	21,888
Mayflower Bancorp, Inc.	3,946	30,621
Ocean Shore Holding Co.	17,768	187,630
Osage Bancshares, Inc.	8,968	67,260
Washington Federal, Inc.	21,404	372,430
		1,095,915
TOTAL COMMON STOCKS (Cost $155,144,907)		150,483,447
Money Market Funds - 8.5%

Fidelity Cash Central Fund, 0.24% (b)	820,281	820,281
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	11,896,853	11,896,853
TOTAL MONEY MARKET FUNDS (Cost $12,717,134)		12,717,134
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $167,862,041)		163,200,581
NET OTHER ASSETS (LIABILITIES) - (8.8)%		(13,213,219)
NET ASSETS - 100%		$ 149,987,362
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,073
Fidelity Securities Lending Cash Central Fund	89,737
Total	$ 96,810
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $78,880,478 of which $55,672,202 and $23,208,276 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Fidelity Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $11,459,892) - See accompanying schedule: Unaffiliated issuers (cost $155,144,907)	$ 150,483,447
Fidelity Central Funds (cost $12,717,134)	12,717,134
Total Investments (cost $167,862,041)		$ 163,200,581
Receivable for investments sold		244,211
Receivable for fund shares sold		44,181
Dividends receivable		108,764
Distributions receivable from Fidelity Central Funds		3,912
Other receivables		18,130
Total assets		163,619,779

Liabilities
Payable for investments purchased	$ 1,239,530
Payable for fund shares redeemed	278,222
Accrued management fee	68,217
Distribution fees payable	61,958
Other affiliated payables	42,223
Other payables and accrued expenses	45,414
Collateral on securities loaned, at value	11,896,853
Total liabilities		13,632,417

Net Assets		$ 149,987,362
Net Assets consist of:
Paid in capital		$ 237,730,063
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,082,221)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,660,480)
Net Assets		$ 149,987,362

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($69,722,662 ÷ 6,734,878 shares)	$ 10.35

Maximum offering price per share (100/94.25 of $10.35)	$ 10.98
Class T: Net Asset Value and redemption price per share ($33,310,423 ÷ 3,226,357 shares)	$ 10.32

Maximum offering price per share (100/96.50 of $10.32)	$ 10.69
Class B: Net Asset Value and offering price per share ($10,991,900 ÷ 1,089,654 shares)A	$ 10.09

Class C: Net Asset Value and offering price per share ($30,804,176 ÷ 3,081,075 shares)A	$ 10.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,158,201 ÷ 489,153 shares)	$ 10.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 1,707,384
Interest		47
Income from Fidelity Central Funds		96,810
Total income		1,804,241

Expenses
Management fee	$ 898,528
Transfer agent fees	521,166
Distribution fees	818,349
Accounting and security lending fees	64,789
Custodian fees and expenses	49,120
Independent trustees' compensation	1,022
Registration fees	55,469
Audit	47,900
Legal	996
Miscellaneous	2,562
Total expenses before reductions	2,459,901
Expense reductions	(88,191)	2,371,710
Net investment income (loss)		(567,469)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,142,373
Foreign currency transactions	47,666
Total net realized gain (loss)		36,190,039
Change in net unrealized appreciation (depreciation) on: Investment securities	(22,169,925)
Assets and liabilities in foreign currencies	697
Total change in net unrealized appreciation (depreciation)		(22,169,228)
Net gain (loss)		14,020,811
Net increase (decrease) in net assets resulting from operations		$ 13,453,342

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (567,469)	$ 2,607,315
Net realized gain (loss)	36,190,039	(88,858,385)
Change in net unrealized appreciation (depreciation)	(22,169,228)	30,047,773
Net increase (decrease) in net assets resulting from operations	13,453,342	(56,203,297)
Distributions to shareholders from net investment income	(1,313,190)	(3,219,822)
Distributions to shareholders from net realized gain	-	(320,528)
Total distributions	(1,313,190)	(3,540,350)
Share transactions - net increase (decrease)	(11,450,926)	1,444,825
Redemption fees	4,230	13,297
Total increase (decrease) in net assets	693,456	(58,285,525)

Net Assets
Beginning of period	149,293,906	207,579,431
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,248,708, respectively)	$ 149,987,362	$ 149,293,906

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 13.18	$ 21.02	$ 23.34	$ 23.01
Income from Investment Operations
Net investment income (loss) C	(.01)	.19	.30	.23	.20
Net realized and unrealized gain (loss)	.93	(3.58)	(6.41)	.92	2.02
Total from investment operations	.92	(3.39)	(6.11)	1.15	2.22
Distributions from net investment income	(.10)	(.24)	(.27)	(.22)	(.26)
Distributions from net realized gain	-	(.02)	(1.46)	(3.25)	(1.63)
Total distributions	(.10)	(.26)	(1.73)	(3.47) H	(1.89)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.35	$ 9.53	$ 13.18	$ 21.02	$ 23.34
Total Return A, B	9.61%	(25.87)%	(31.67)%	4.54%	10.32%
Ratios to Average Net Assets D, F
Expenses before reductions	1.27%	1.29%	1.21%	1.23%	1.25%
Expenses net of fee waivers, if any	1.27%	1.29%	1.21%	1.23%	1.25%
Expenses net of all reductions	1.22%	1.28%	1.21%	1.22%	1.23%
Net investment income (loss)	(.09)%	2.12%	1.75%	1.01%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,723	$ 68,245	$ 90,037	$ 106,722	$ 85,356
Portfolio turnover rate E	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 13.14	$ 20.94	$ 23.26	$ 22.87
Income from Investment Operations
Net investment income (loss) C	(.04)	.16	.26	.18	.15
Net realized and unrealized gain (loss)	.92	(3.56)	(6.41)	.91	2.02
Total from investment operations	.88	(3.40)	(6.15)	1.09	2.17
Distributions from net investment income	(.08)	(.20)	(.19)	(.16)	(.15)
Distributions from net realized gain	-	(.02)	(1.46)	(3.25)	(1.63)
Total distributions	(.08)	(.22)	(1.65)	(3.41)H	(1.78)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.32	$ 9.52	$ 13.14	$ 20.94	$ 23.26
Total Return A, B	9.26%	(26.00)%	(31.85)%	4.25%	10.11%
Ratios to Average Net Assets D, F
Expenses before reductions	1.53%	1.55%	1.47%	1.46%	1.47%
Expenses net of fee waivers, if any	1.53%	1.55%	1.47%	1.46%	1.47%
Expenses net of all reductions	1.47%	1.54%	1.47%	1.46%	1.46%
Net investment income (loss)	(.35)%	1.86%	1.50%	.77%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,310	$ 34,927	$ 53,526	$ 95,426	$ 113,344
Portfolio turnover rate E	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 12.85	$ 20.44	$ 22.75	$ 22.33
Income from Investment Operations
Net investment income (loss) C	(.09)	.12	.18	.06	.03
Net realized and unrealized gain (loss)	.91	(3.50)	(6.29)	.89	1.97
Total from investment operations	.82	(3.38)	(6.11)	.95	2.00
Distributions from net investment income	(.06)	(.12)	(.04)	(.02)	(.01)
Distributions from net realized gain	-	(.02)	(1.44)	(3.25)	(1.57)
Total distributions	(.06)	(.14)	(1.48)	(3.26)H	(1.58)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.09	$ 9.33	$ 12.85	$ 20.44	$ 22.75
Total Return A, B	8.78%	(26.35)%	(32.21)%	3.71%	9.52%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.04%	1.96%	1.98%	1.99%
Expenses net of fee waivers, if any	2.02%	2.04%	1.96%	1.98%	1.99%
Expenses net of all reductions	1.97%	2.03%	1.96%	1.98%	1.98%
Net investment income (loss)	(.85)%	1.38%	1.01%	.25%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,992	$ 12,477	$ 20,420	$ 64,837	$ 113,652
Portfolio turnover rate E	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 12.78	$ 20.40	$ 22.74	$ 22.34
Income from Investment Operations
Net investment income (loss) C	(.09)	.12	.17	.06	.04
Net realized and unrealized gain (loss)	.90	(3.48)	(6.24)	.90	1.98
Total from investment operations	.81	(3.36)	(6.07)	.96	2.02
Distributions from net investment income	(.06)	(.15)	(.09)	(.05)	(.02)
Distributions from net realized gain	-	(.02)	(1.46)	(3.25)	(1.60)
Total distributions	(.06)	(.17)	(1.55)	(3.30)H	(1.62)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.00	$ 9.25	$ 12.78	$ 20.40	$ 22.74
Total Return A, B	8.79%	(26.38)%	(32.18)%	3.75%	9.58%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.04%	1.96%	1.94%	1.94%
Expenses net of fee waivers, if any	2.02%	2.04%	1.96%	1.94%	1.94%
Expenses net of all reductions	1.96%	2.03%	1.96%	1.94%	1.93%
Net investment income (loss)	(.84)%	1.37%	1.01%	.29%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,804	$ 29,849	$ 37,777	$ 55,219	$ 62,469
Portfolio turnover rate E	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.69	$ 13.38	$ 21.32	$ 23.63	$ 23.29
Income from Investment Operations
Net investment income (loss) B	.02	.21	.36	.31	.29
Net realized and unrealized gain (loss)	.95	(3.63)	(6.51)	.93	2.05
Total from investment operations	.97	(3.42)	(6.15)	1.24	2.34
Distributions from net investment income	(.11)	(.25)	(.33)	(.30)	(.37)
Distributions from net realized gain	-	(.02)	(1.46)	(3.25)	(1.63)
Total distributions	(.11)	(.27)	(1.79)	(3.55) G	(2.00)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.55	$ 9.69	$ 13.38	$ 21.32	$ 23.63
Total Return A	9.99%	(25.68)%	(31.47)%	4.88%	10.78%
Ratios to Average Net Assets C, E
Expenses before reductions	.99%	1.04%	.93%	.89%	.86%
Expenses net of fee waivers, if any	.99%	1.04%	.93%	.89%	.86%
Expenses net of all reductions	.94%	1.03%	.92%	.88%	.85%
Net investment income (loss)	.19%	2.37%	2.04%	1.34%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,158	$ 3,797	$ 5,819	$ 8,474	$ 11,892
Portfolio turnover rate D	254%	269%	48%	53%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Financial Services

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,146,053
Gross unrealized depreciation	(17,009,256)
Net unrealized appreciation (depreciation)	$ (8,863,203)

Tax Cost	$ 172,063,784

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (78,880,478)
Net unrealized appreciation (depreciation)	$ (8,862,224)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 1,313,190	$ 3,219,822
Long-term Capital Gains	-	320,528
Total	$ 1,313,190	$ 3,540,350

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $396,434,784 and $406,742,858, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 185,547	$ 1,757
Class T	.25%	.25%	183,356	1,004
Class B	.75%	.25%	126,266	94,883
Class C	.75%	.25%	323,180	58,297
			$ 818,349	$ 155,941

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 30,993
Class T	7,776
Class B*	29,738
Class C*	6,418
$ 74,925

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Financial Services

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 239,982.32
Class T	121,430.33
Class B	41,153.33
Class C	104,299.32
Institutional Class	14,302.29
	$ 521,166

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,566 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $638 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $89,737.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $88,191 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 686,640	$ 1,698,174
Class T	298,090	781,807
Class B	78,308	182,682
Class C	206,470	461,265
Institutional Class	43,682	95,894
Total	$ 1,313,190	$ 3,219,822
From net realized gain
Class A	$ -	$ 139,687
Class T	-	80,989
Class B	-	31,565
Class C	-	60,568
Institutional Class	-	7,719
Total	$ -	$ 320,528

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	2,082,714	2,723,908	$ 22,402,196	$ 24,853,928
Reinvestment of distributions	58,808	159,397	610,428	1,638,390
Shares redeemed	(2,567,565)	(2,556,039)	(27,335,650)	(22,026,835)
Net increase (decrease)	(426,043)	327,266	$ (4,323,026)	$ 4,465,483
Class T
Shares sold	481,524	995,392	$ 5,227,941	$ 8,604,735
Reinvestment of distributions	27,047	77,111	280,751	791,775
Shares redeemed	(952,462)	(1,475,806)	(10,134,806)	(12,935,480)
Net increase (decrease)	(443,891)	(403,303)	$ (4,626,114)	$ (3,538,970)
Class B
Shares sold	217,909	506,058	$ 2,331,426	$ 4,460,037
Reinvestment of distributions	6,452	19,064	65,677	185,301
Shares redeemed	(472,669)	(776,048)	(4,904,869)	(6,568,493)
Net increase (decrease)	(248,308)	(250,926)	$ (2,507,766)	$ (1,923,155)
Class C
Shares sold	749,668	1,273,214	$ 8,032,665	$ 11,448,111
Reinvestment of distributions	17,064	43,964	172,172	431,812
Shares redeemed	(913,840)	(1,045,476)	(9,328,999)	(8,677,353)
Net increase (decrease)	(147,108)	271,702	$ (1,124,162)	$ 3,202,570
Institutional Class
Shares sold	278,977	270,723	$ 3,114,760	$ 2,262,133
Reinvestment of distributions	3,007	6,287	31,721	65,572
Shares redeemed	(184,671)	(320,256)	(2,016,339)	(3,088,808)
Net increase (decrease)	97,313	(43,246)	$ 1,130,142	$ (761,103)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Financial Services

Fidelity Advisor Health Care Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	11.19%	1.18%	1.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Health Care

Fidelity Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 10.85%, 10.61%, 10.04% and 10.13%, respectively (excluding sales charges), underperforming the S&P 500® but substantially outperforming the 5.95% gain of the MSCI® U.S. IM Health Care 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Good stock picking in biotechnology, health care equipment, pharmaceuticals, life science tools/services and health care supplies helped fund performance, but an underweighting in pharmaceuticals and poor stock picking in fertilizers/agricultural chemicals, health care distributors and drug retail hurt. The largest contribution came from an underweighting in Johnson & Johnson, a large-cap pharma stock that lost ground. Overweightings in Illumina (technology for genetic analysis), Edwards Lifesciences (transcatheter heart valves) and Express Scripts (pharmacy benefit management) helped, as did an underweighting in Gilead Sciences (biotechnology). Detractors included Medco Health Solutions (pharmacy benefit management), Covance (drug-research outsourcing) and, from outside the index, Monsanto (agriculture) - a position that was sold by period end. We were also hurt by not owning Bristol-Myers Squibb, a drug stock that gained ground.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2010, the fund's Institutional Class shares returned 11.19%, underperforming the S&P 500® but substantially outperforming the 5.95% gain of the MSCI® U.S. IM Health Care 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Good stock picking in biotechnology, health care equipment, pharmaceuticals, life science tools/services and health care supplies helped fund performance, but an underweighting in pharmaceuticals and poor stock picking in fertilizers/agricultural chemicals, health care distributors and drug retail hurt. The largest contribution came from an underweighting in Johnson & Johnson, a large-cap pharma stock that lost ground. Overweightings in Illumina (technology for genetic analysis), Edwards Lifesciences (transcatheter heart valves) and Express Scripts (pharmacy benefit management) helped, as did an underweighting in Gilead Sciences (biotechnology). Detractors included Medco Health Solutions (pharmacy benefit management), Covance (drug-research outsourcing) and, from outside the index, Monsanto (agriculture) - a position that was sold by period end. We were also hurt by not owning Bristol-Myers Squibb, a drug stock that gained ground.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.19%
Actual		$ 1,000.00	$ 967.90	$ 5.81
Hypothetical A		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.45%
Actual		$ 1,000.00	$ 967.00	$ 7.07
Hypothetical A		$ 1,000.00	$ 1,017.60	$ 7.25
Class B	1.94%
Actual		$ 1,000.00	$ 964.40	$ 9.45
Hypothetical A		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.92%
Actual		$ 1,000.00	$ 964.80	$ 9.35
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Institutional Class	.94%
Actual		$ 1,000.00	$ 969.60	$ 4.59
Hypothetical A		$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Health Care

Fidelity Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Medco Health Solutions, Inc.	5.1	5.1
Merck & Co., Inc.	5.0	4.0
Illumina, Inc.	5.0	3.7
Pfizer, Inc.	4.8	8.1
Express Scripts, Inc.	4.1	4.3
Covidien PLC	3.5	5.7
Biogen Idec, Inc.	2.9	3.2
Valeant Pharmaceuticals International	2.8	0.0
C. R. Bard, Inc.	2.8	3.2
Gilead Sciences, Inc.	2.4	0.6
	38.4
Top Industries (% of fund's net assets)
As of July 31, 2010
Pharmaceuticals	22.4%
Biotechnology	21.4%
Health Care Providers & Services	20.4%
Health Care Equipment & Supplies	16.5%
Life Sciences Tools & Services	10.5%
All Others*	8.8%

As of January 31, 2010
Health Care Providers & Services	23.8%
Pharmaceuticals	23.7%
Health Care Equipment & Supplies	20.1%
Biotechnology	14.4%
Life Sciences Tools & Services	10.2%
All Others*	7.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Health Care Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
BIOTECHNOLOGY - 21.4%
Biotechnology - 21.4%
Acorda Therapeutics, Inc. (a)	82,800	$ 2,677,752
Alexion Pharmaceuticals, Inc. (a)	130,098	7,072,127
Allos Therapeutics, Inc. (a)(d)	170,500	821,810
Alnylam Pharmaceuticals, Inc. (a)	52,137	800,303
Amgen, Inc. (a)	137,812	7,514,888
Anadys Pharmaceuticals, Inc. (a)	192,046	386,012
ARIAD Pharmaceuticals, Inc. (a)(d)	636,890	2,038,048
Biogen Idec, Inc. (a)	197,379	11,029,539
BioMarin Pharmaceutical, Inc. (a)	302,567	6,611,089
Celgene Corp. (a)	86,300	4,759,445
Cephalon, Inc. (a)	44,400	2,519,700
Dynavax Technologies Corp. (a)	349,200	771,732
Genzyme Corp. (a)	110,650	7,696,814
Gilead Sciences, Inc. (a)	271,465	9,045,214
Human Genome Sciences, Inc. (a)	67,800	1,758,732
Incyte Corp. (a)	221,382	2,882,394
Ironwood Pharmaceuticals, Inc. Class A	49,500	584,100
Keryx Biopharmaceuticals, Inc. (a)(d)	166,640	626,566
Micromet, Inc. (a)	103,100	706,235
Neurocrine Biosciences, Inc. (a)	150,100	852,568
Protalix BioTherapeutics, Inc. (a)(d)	148,624	970,515
Seattle Genetics, Inc. (a)	137,557	1,675,444
Targacept, Inc. (a)	97,815	2,115,738
United Therapeutics Corp. (a)	96,048	4,695,787
ZIOPHARM Oncology, Inc. (a)(d)	170,847	638,968
		81,251,520
CAPITAL MARKETS - 0.1%
Asset Management & Custody Banks - 0.1%
Safeguard Scientifics, Inc. (a)	34,947	442,778
DIVERSIFIED CONSUMER SERVICES - 0.6%
Specialized Consumer Services - 0.6%
Carriage Services, Inc. (a)	252,255	1,180,553
Stewart Enterprises, Inc. Class A	167,743	900,780
		2,081,333
ELECTRONIC EQUIPMENT & COMPONENTS - 1.8%
Electronic Equipment & Instruments - 1.8%
Agilent Technologies, Inc. (a)	245,653	6,861,088
HEALTH CARE EQUIPMENT & SUPPLIES - 16.5%
Health Care Equipment - 14.8%
American Medical Systems Holdings, Inc. (a)	160,900	3,597,724
ArthroCare Corp. (a)	84,500	2,262,910
C. R. Bard, Inc.	132,622	10,414,806
Covidien PLC	350,345	13,074,875
Edwards Lifesciences Corp. (a)	130,672	7,552,842
Genmark Diagnostics, Inc.	79,000	352,340
HeartWare International, Inc. (a)	23,984	1,545,289
HeartWare International, Inc. CDI unit (a)	273,246	501,911

	Shares	Value
Hologic, Inc. (a)	223,000	$ 3,153,220
NuVasive, Inc. (a)(d)	49,000	1,605,730
Orthofix International NV (a)	63,605	1,925,959
Orthovita, Inc. (a)	633,763	1,172,462
William Demant Holding AS (a)	32,969	2,416,304
Wright Medical Group, Inc. (a)	73,471	1,146,882
Zimmer Holdings, Inc. (a)	98,212	5,204,254
		55,927,508
Health Care Supplies - 1.7%
AGA Medical Holdings, Inc.	72,100	1,044,729
Cooper Companies, Inc.	98,602	3,831,674
RTI Biologics, Inc. (a)	563,676	1,629,024
		6,505,427
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		62,432,935
HEALTH CARE PROVIDERS & SERVICES - 20.4%
Health Care Distributors & Services - 3.7%
Henry Schein, Inc. (a)	72,803	3,821,429
McKesson Corp.	135,491	8,511,545
Sinopharm Group Co. Ltd. (H Shares)	156,800	586,423
United Drug PLC (Ireland)	368,476	1,168,456
		14,087,853
Health Care Facilities - 1.6%
Emeritus Corp. (a)(d)	89,971	1,548,401
Hanger Orthopedic Group, Inc. (a)	155,165	2,661,080
LCA-Vision, Inc. (a)	142,580	739,990
Sunrise Senior Living, Inc. (a)(d)	319,849	956,349
		5,905,820
Health Care Services - 10.8%
Express Scripts, Inc. (a)	344,886	15,581,949
Laboratory Corp. of America Holdings (a)	23,900	1,744,222
LHC Group, Inc. (a)	111,286	2,558,465
Medco Health Solutions, Inc. (a)	406,919	19,532,110
Team Health Holdings, Inc.	129,300	1,695,123
		41,111,869
Managed Health Care - 4.3%
Aetna, Inc.	156,900	4,369,665
CIGNA Corp.	197,700	6,081,252
Health Net, Inc. (a)	48,247	1,136,217
UnitedHealth Group, Inc.	96,367	2,934,375
WellPoint, Inc. (a)	33,623	1,705,359
		16,226,868
TOTAL HEALTH CARE PROVIDERS & SERVICES		77,332,410
HEALTH CARE TECHNOLOGY - 4.0%
Health Care Technology - 4.0%
Allscripts-Misys Healthcare Solutions, Inc. (a)	315,043	5,258,068
Cerner Corp. (a)	82,627	6,399,461
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - CONTINUED
Health Care Technology - continued
Computer Programs & Systems, Inc.	29,321	$ 1,318,565
MedAssets, Inc. (a)(d)	86,263	2,019,417
		14,995,511
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
WebMD Health Corp. (a)	42,857	1,982,993
LIFE SCIENCES TOOLS & SERVICES - 10.5%
Life Sciences Tools & Services - 10.5%
Covance, Inc. (a)	130,593	5,061,785
Illumina, Inc. (a)(d)	420,584	18,854,781
Life Technologies Corp. (a)	31,919	1,372,198
Lonza Group AG	24,950	1,937,934
MDS, Inc. (a)	104,500	987,105
PAREXEL International Corp. (a)	160,682	3,298,801
PerkinElmer, Inc.	195,400	3,802,484
QIAGEN NV (a)(d)	245,986	4,604,858
		39,919,946
PHARMACEUTICALS - 22.4%
Pharmaceuticals - 22.4%
Abbott Laboratories	62,024	3,044,138
Allergan, Inc.	147,663	9,016,303
Ardea Biosciences, Inc. (a)	135,950	2,712,203
Cadence Pharmaceuticals, Inc. (a)(d)	142,086	1,088,379
Cardiome Pharma Corp. (a)	182,300	1,493,230
Hikma Pharmaceuticals PLC	58,008	651,415
Johnson & Johnson	24,800	1,440,632
King Pharmaceuticals, Inc. (a)	175,156	1,534,367
Merck & Co., Inc.	552,595	19,042,424
Optimer Pharmaceuticals, Inc. (a)	84,654	768,658
Perrigo Co.	49,082	2,749,083

	Shares	Value
Pfizer, Inc.	1,207,988	$ 18,119,820
Piramal Healthcare Ltd.	124,221	1,291,888
Pronova BioPharma ASA (a)(d)	87,311	214,198
Shire PLC sponsored ADR	111,000	7,644,570
Teva Pharmaceutical Industries Ltd. sponsored ADR	68,782	3,360,001
Valeant Pharmaceuticals International (a)	191,300	10,774,016
		84,945,325
TOTAL COMMON STOCKS (Cost $333,005,537)		372,245,839
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.24% (b)	7,690,515	7,690,515
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	12,889,867	12,889,867
TOTAL MONEY MARKET FUNDS (Cost $20,580,382)		20,580,382
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $353,585,919)		392,826,221
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(13,781,726)
NET ASSETS - 100%		$ 379,044,495
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,131
Fidelity Securities Lending Cash Central Fund	80,131
Total	$ 89,262
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.6%
Ireland	3.8%
Bailiwick of Jersey	2.0%
Netherlands	1.2%
Others (Individually Less Than 1%)	3.4%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $32,671,830 of which $30,833,729 and $1,838,101 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Health Care

Fidelity Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $12,652,432) - See accompanying schedule: Unaffiliated issuers (cost $333,005,537)	$ 372,245,839
Fidelity Central Funds (cost $20,580,382)	20,580,382
Total Investments (cost $353,585,919)		$ 392,826,221
Foreign currency held at value (cost $2)		2
Receivable for investments sold		10,405,534
Receivable for fund shares sold		103,532
Dividends receivable		176,223
Distributions receivable from Fidelity Central Funds		10,499
Other receivables		80,510
Total assets		403,602,521

Liabilities
Payable for investments purchased	$ 10,429,190
Payable for fund shares redeemed	750,429
Accrued management fee	178,554
Distribution fees payable	151,232
Other affiliated payables	110,901
Other payables and accrued expenses	47,853
Collateral on securities loaned, at value	12,889,867
Total liabilities		24,558,026

Net Assets		$ 379,044,495
Net Assets consist of:
Paid in capital		$ 375,628,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,819,792)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		39,236,026
Net Assets		$ 379,044,495

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($179,586,151 ÷ 9,445,144 shares)	$ 19.01

Maximum offering price per share (100/94.25 of $19.01)	$ 20.17
Class T: Net Asset Value and redemption price per share ($100,882,653 ÷ 5,465,148 shares)	$ 18.46

Maximum offering price per share (100/96.50 of $18.46)	$ 19.13
Class B: Net Asset Value and offering price per share ($23,542,825 ÷ 1,359,017 shares)A	$ 17.32

Class C: Net Asset Value and offering price per share ($60,860,628 ÷ 3,520,805 shares)A	$ 17.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($14,172,238 ÷ 717,007 shares)	$ 19.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 3,345,782
Interest		27,278
Income from Fidelity Central Funds		89,262
Total income		3,462,322

Expenses
Management fee	$ 2,290,004
Transfer agent fees	1,313,504
Distribution fees	1,974,126
Accounting and security lending fees	164,874
Custodian fees and expenses	50,729
Independent trustees' compensation	2,508
Registration fees	64,079
Audit	52,714
Legal	3,080
Miscellaneous	7,055
Total expenses before reductions	5,922,673
Expense reductions	(39,394)	5,883,279
Net investment income (loss)		(2,420,957)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,045,399
Foreign currency transactions	16,493
Total net realized gain (loss)		38,061,892
Change in net unrealized appreciation (depreciation) on: Investment securities	5,980,382
Assets and liabilities in foreign currencies	1,964
Total change in net unrealized appreciation (depreciation)		5,982,346
Net gain (loss)		44,044,238
Net increase (decrease) in net assets resulting from operations		$ 41,623,281

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,420,957)	$ (546,482)
Net realized gain (loss)	38,061,892	(71,981,218)
Change in net unrealized appreciation (depreciation)	5,982,346	3,789,678
Net increase (decrease) in net assets resulting from operations	41,623,281	(68,738,022)
Distributions to shareholders from net realized gain	-	(9,966,416)
Share transactions - net increase (decrease)	(51,082,260)	(54,481,101)
Redemption fees	6,564	10,268
Total increase (decrease) in net assets	(9,452,415)	(133,175,271)

Net Assets
Beginning of period	388,496,910	521,672,181
End of period (including undistributed net investment income of $0 and undistributed net investment income of $43,822, respectively)	$ 379,044,495	$ 388,496,910

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.15	$ 19.72	$ 22.90	$ 23.77	$ 22.94
Income from Investment Operations
Net investment income (loss) C	(.07)	.02	(.03)	(.03)	(.09)
Net realized and unrealized gain (loss)	1.93	(2.22)	(1.08)	1.91	.96
Total from investment operations	1.86	(2.20)	(1.11)	1.88	.87
Distributions from net realized gain	-	(.37)	(2.07)	(2.75)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.01	$ 17.15	$ 19.72	$ 22.90	$ 23.77
Total Return A, B	10.85%	(11.37)%	(5.64)%	8.54%	3.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.23%	1.20%	1.22%	1.25%
Expenses net of fee waivers, if any	1.22%	1.23%	1.20%	1.22%	1.25%
Expenses net of all reductions	1.21%	1.23%	1.19%	1.21%	1.21%
Net investment income (loss)	(.36)%	.11%	(.13)%	(.14)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,586	$ 177,890	$ 220,888	$ 234,656	$ 199,221
Portfolio turnover rate E	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 19.26	$ 22.39	$ 23.26	$ 22.50
Income from Investment Operations
Net investment income (loss) C	(.12)	(.02)	(.08)	(.09)	(.15)
Net realized and unrealized gain (loss)	1.89	(2.18)	(1.06)	1.87	.95
Total from investment operations	1.77	(2.20)	(1.14)	1.78	.80
Distributions from net realized gain	-	(.37)	(1.99)	(2.65)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.46	$ 16.69	$ 19.26	$ 22.39	$ 23.26
Total Return A, B	10.61%	(11.65)%	(5.86)%	8.25%	3.55%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.49%	1.46%	1.48%	1.50%
Expenses net of fee waivers, if any	1.47%	1.49%	1.46%	1.48%	1.50%
Expenses net of all reductions	1.46%	1.49%	1.45%	1.47%	1.47%
Net investment income (loss)	(.62)%	(.15)%	(.40)%	(.40)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,883	$ 103,772	$ 143,237	$ 186,628	$ 218,280
Portfolio turnover rate E	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.74	$ 18.27	$ 21.29	$ 22.17	$ 21.55
Income from Investment Operations
Net investment income (loss) C	(.20)	(.09)	(.18)	(.20)	(.25)
Net realized and unrealized gain (loss)	1.78	(2.07)	(.99)	1.79	.91
Total from investment operations	1.58	(2.16)	(1.17)	1.59	.66
Distributions from net realized gain	-	(.37)	(1.85)	(2.47)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.32	$ 15.74	$ 18.27	$ 21.29	$ 22.17
Total Return A, B	10.04%	(12.07)%	(6.30)%	7.66%	3.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	1.98%	1.95%	1.99%	2.01%
Expenses net of fee waivers, if any	1.97%	1.98%	1.95%	1.99%	2.01%
Expenses net of all reductions	1.96%	1.98%	1.94%	1.98%	1.98%
Net investment income (loss)	(1.11)%	(.64)%	(.89)%	(.91)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,543	$ 29,381	$ 55,589	$ 113,384	$ 180,364
Portfolio turnover rate E	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.70	$ 18.23	$ 21.29	$ 22.24	$ 21.61
Income from Investment Operations
Net investment income (loss) C	(.19)	(.09)	(.17)	(.19)	(.24)
Net realized and unrealized gain (loss)	1.78	(2.07)	(1.00)	1.79	.91
Total from investment operations	1.59	(2.16)	(1.17)	1.60	.67
Distributions from net realized gain	-	(.37)	(1.89)	(2.55)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 17.29	$ 15.70	$ 18.23	$ 21.29	$ 22.24
Total Return A, B	10.13%	(12.09)%	(6.31)%	7.75%	3.10%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.98%	1.94%	1.94%	1.94%
Expenses net of fee waivers, if any	1.94%	1.98%	1.94%	1.94%	1.94%
Expenses net of all reductions	1.93%	1.98%	1.94%	1.93%	1.91%
Net investment income (loss)	(1.08)%	(.64)%	(.88)%	(.86)%	(1.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,861	$ 64,002	$ 83,133	$ 105,519	$ 115,644
Portfolio turnover rate E	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.78	$ 20.39	$ 23.62	$ 24.43	$ 23.48
Income from Investment Operations
Net investment income (loss) B	(.02)	.06	.03	.05	- F
Net realized and unrealized gain (loss)	2.01	(2.30)	(1.12)	1.96	.99
Total from investment operations	1.99	(2.24)	(1.09)	2.01	.99
Distributions from net realized gain	-	(.37)	(2.14)	(2.82)	(.04)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.77	$ 17.78	$ 20.39	$ 23.62	$ 24.43
Total Return A	11.19%	(11.19)%	(5.36)%	8.90%	4.21%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	.98%	.93%	.88%	.86%
Expenses net of fee waivers, if any	.96%	.98%	.93%	.88%	.86%
Expenses net of all reductions	.95%	.98%	.92%	.87%	.83%
Net investment income (loss)	(.10)%	.36%	.14%	.19%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,172	$ 13,452	$ 18,825	$ 22,174	$ 20,652
Portfolio turnover rate D	103%	172%	134%	141%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Health Care

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 53,158,372
Gross unrealized depreciation	(17,067,771)
Net unrealized appreciation (depreciation)	$ 36,090,601

Tax Cost	$ 356,735,620

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (32,671,830)
Net unrealized appreciation (depreciation)	$ 36,088,066

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Long-term Capital Gains	$ -	$ 9,966,416

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $411,602,718 and $466,387,409, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 475,297	$ 3,208
Class T	.25%	.25%	550,512	1,394
Class B	.75%	.25%	285,520	214,517
Class C	.75%	.25%	662,797	28,814
			$ 1,974,126	$ 247,933

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,798
Class T	13,488
Class B*	36,610
Class C*	1,703
$ 77,599

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Health Care

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 614,611.32
Class T	363,875.33
Class B	93,095.33
Class C	195,949.30
Institutional Class	45,974.32
	$ 1,313,504

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,638 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,636 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $80,131.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39,394 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net realized gain
Class A	$ -	$ 4,165,896
Class T	-	2,716,500
Class B	-	1,072,948
Class C	-	1,667,891
Institutional Class	-	343,181
Total	$ -	$ 9,966,416

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	1,348,328	2,119,806	$ 26,342,454	$ 33,600,941
Reinvestment of distributions	-	190,190	-	3,682,080
Shares redeemed	(2,277,034)	(3,135,479)	(43,802,733)	(48,422,714)
Net increase (decrease)	(928,706)	(825,483)	$ (17,460,279)	$ (11,139,693)
Class T
Shares sold	653,249	602,296	$ 12,596,630	$ 9,206,132
Reinvestment of distributions	-	135,003	-	2,550,205
Shares redeemed	(1,405,398)	(1,958,228)	(26,754,410)	(29,483,941)
Net increase (decrease)	(752,149)	(1,220,929)	$ (14,157,780)	$ (17,727,604)
Class B
Shares sold	142,178	212,561	$ 2,538,751	$ 3,135,162
Reinvestment of distributions	-	53,957	-	965,289
Shares redeemed	(649,613)	(1,442,718)	(11,572,231)	(20,918,367)
Net increase (decrease)	(507,435)	(1,176,200)	$ (9,033,480)	$ (16,817,916)
Class C
Shares sold	307,711	511,934	$ 5,532,717	$ 7,440,670
Reinvestment of distributions	-	74,490	-	1,329,646
Shares redeemed	(862,744)	(1,071,755)	(15,167,135)	(15,223,014)
Net increase (decrease)	(555,033)	(485,331)	$ (9,634,418)	$ (6,452,698)
Institutional Class
Shares sold	188,384	260,510	$ 3,842,212	$ 4,409,032
Reinvestment of distributions	-	12,578	-	251,944
Shares redeemed	(227,941)	(439,916)	(4,638,515)	(7,004,166)
Net increase (decrease)	(39,557)	(166,828)	$ (796,303)	$ (2,343,190)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Health Care

Fidelity Advisor Industrials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	28.52%	5.43%	8.61%

A Prior to October 1, 2006, Fidelity Advisor Industrials Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Institutional Class on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Industrials

Fidelity Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 28.13%, 27.80%, 27.17% and 27.23%, respectively (excluding sales charges), handily beating the S&P 500® and about in line with the 27.22% result of the MSCI® U.S. IM Industrials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, stock picking in aerospace and defense, industrial machinery and household appliances boosted our results, as did an overweighting in the construction and farm machinery/heavy trucks segment, which delivered a return in excess of 50%. Among our individual holdings, the top contributor was Cummins, a maker of heavy-truck engines. In the second half of the reporting period, the pace of order growth for heavy- and medium-duty trucks accelerated, lifting the company's share price. An out-of-benchmark position in household tool maker Black & Decker also paid off, as the company was acquired in March at a price substantially above where the stock had been trading at the time of the merger announcement. Another out-of-index position - this one in TriMas, a relatively unknown conglomerate with business lines in packaging, energy and aerospace/defense, among other areas - contributed to performance. Elsewhere, skillful trading enabled our stake in construction/engineering firm Fluor to add value and also enhanced the gain delivered by commercial printer R.R. Donnelly & Sons, the latter of which I sold to lock in profits. Conversely, minimal exposure to the strong-performing airlines group had a negative impact on relative performance. Weak security selection in electrical components/equipment and tires/rubber also worked against us. The largest relative detractor was building products distributor Masco, which was hurt toward period end by slackening housing activity due to the expiration of tax breaks for first-time homebuyers. An out-of-index position in Goodyear Tire & Rubber fared poorly, as demand for tires tailed off. Consequently, I liquidated the position. Significantly underweighted exposure to industrial conglomerate and index heavyweight General Electric early in the year had a negative impact on relative performance, and underweighting - and ultimately selling - aerospace giant Boeing also worked against us. Lastly, I'll mention Chinese holding SmartHeat, which sells clean technology plate heat exchangers (PHEs) and related systems. The stock was hampered by China's recent efforts to slow economic growth.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund: During the past year, the fund's Institutional Class shares returned 28.52%, handily beating the S&P 500® and modestly ahead of the 27.22% result of the MSCI® U.S. IM Industrials 25/50 Index, which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, stock picking in aerospace and defense, industrial machinery and household appliances boosted our results, as did an overweighting in the construction and farm machinery/heavy trucks segment, which delivered a return in excess of 50%. Among our individual holdings, the top contributor was Cummins, a maker of heavy-truck engines. In the second half of the reporting period, the pace of order growth for heavy- and medium-duty trucks accelerated, lifting the company's share price. An out-of-benchmark position in household tool maker Black & Decker also paid off, as the company was acquired in March at a price substantially above where the stock had been trading at the time of the merger announcement. Another out-of-index position - this one in TriMas, a relatively unknown conglomerate with business lines in packaging, energy and aerospace/defense, among other areas - contributed to performance. Elsewhere, skillful trading enabled our stake in construction/engineering firm Fluor to add value and also enhanced the gain delivered by commercial printer R.R. Donnelly & Sons, the latter of which I sold to lock in profits. Conversely, minimal exposure to the strong-performing airlines group had a negative impact on relative performance. Weak security selection in electrical components/equipment and tires/rubber also worked against us. The largest relative detractor was building products distributor Masco, which was hurt toward period end by slackening housing activity due to the expiration of tax breaks for first-time homebuyers. An out-of-index position in Goodyear Tire & Rubber fared poorly, as demand for tires tailed off. Consequently, I liquidated the position. Significantly underweighted exposure to industrial conglomerate and index heavyweight General Electric early in the year had a negative impact on relative performance, and underweighting - and ultimately selling - aerospace giant Boeing also worked against us. Lastly, I'll mention Chinese holding SmartHeat, which sells clean technology plate heat exchangers (PHEs) and related systems. The stock was hampered by China's recent efforts to slow economic growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.16%
Actual		$ 1,000.00	$ 1,131.90	$ 6.13
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.41%
Actual		$ 1,000.00	$ 1,130.40	$ 7.45
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class B	1.94%
Actual		$ 1,000.00	$ 1,127.70	$ 10.23
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.91%
Actual		$ 1,000.00	$ 1,127.90	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,133.70	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	13.4	6.1
United Technologies Corp.	6.5	6.7
3M Co.	5.3	4.6
Union Pacific Corp.	4.5	4.4
Caterpillar, Inc.	4.1	1.0
Ingersoll-Rand Co. Ltd.	3.9	3.0
Honeywell International, Inc.	3.3	3.5
Precision Castparts Corp.	2.9	2.2
Danaher Corp.	2.8	3.2
Textron, Inc.	2.2	1.2
	48.9
Top Industries (% of fund's net assets)
As of July 31, 2010
Machinery	25.1%
Industrial Conglomerates	20.9%
Aerospace & Defense	18.5%
Road & Rail	7.6%
Electrical Equipment	5.4%
All Others*	22.5%

As of January 31, 2010
Machinery	22.8%
Aerospace & Defense	20.8%
Industrial Conglomerates	13.7%
Road & Rail	12.2%
Electrical Equipment	5.7%
All Others*	24.8%

* Includes short-term investments and net other assets.

Industrials

Fidelity Advisor Industrials Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
AEROSPACE & DEFENSE - 18.5%
Aerospace & Defense - 18.5%
BE Aerospace, Inc. (a)	116,392	$ 3,421,925
DigitalGlobe, Inc. (a)	103,779	2,829,016
Esterline Technologies Corp. (a)	6,800	349,044
Goodrich Corp.	65,600	4,780,272
Honeywell International, Inc.	259,900	11,139,314
Moog, Inc. Class A (a)	42,872	1,535,246
Precision Castparts Corp.	78,400	9,579,696
Raytheon Co.	82,596	3,821,717
TransDigm Group, Inc.	44,766	2,424,974
United Technologies Corp.	306,320	21,779,352
		61,660,556
AIR FREIGHT & LOGISTICS - 1.6%
Air Freight & Logistics - 1.6%
C.H. Robinson Worldwide, Inc.	80,802	5,268,290
AUTO COMPONENTS - 0.3%
Auto Parts & Equipment - 0.3%
Stoneridge, Inc. (a)	85,914	920,139
BUILDING PRODUCTS - 3.1%
Building Products - 3.1%
AAON, Inc.	24,442	607,628
Lennox International, Inc.	25,396	1,109,043
Masco Corp.	435,300	4,474,884
Owens Corning (a)	129,061	4,062,840
		10,254,395
COMMERCIAL SERVICES & SUPPLIES - 5.0%
Diversified Support Services - 0.9%
Cintas Corp.	70,418	1,863,260
Iron Mountain, Inc.	46,000	1,088,820
		2,952,080
Environmental & Facility Services - 1.7%
Republic Services, Inc.	138,661	4,417,739
Stericycle, Inc. (a)	18,901	1,190,763
		5,608,502
Office Services & Supplies - 1.2%
Interface, Inc. Class A	77,600	964,568
Pitney Bowes, Inc.	94,100	2,296,981
Steelcase, Inc. Class A	108,300	748,353
		4,009,902
Security & Alarm Services - 1.2%
The Brink's Co.	89,100	1,951,290
The Geo Group, Inc. (a)	94,700	2,043,626
		3,994,916
TOTAL COMMERCIAL SERVICES & SUPPLIES		16,565,400

	Shares	Value
CONSTRUCTION & ENGINEERING - 5.2%
Construction & Engineering - 5.2%
Fluor Corp.	144,660	$ 6,985,631
Foster Wheeler AG (a)	102,331	2,355,660
Granite Construction, Inc.	98,315	2,285,824
Jacobs Engineering Group, Inc. (a)	117,704	4,304,435
KBR, Inc.	13,344	298,639
MYR Group, Inc. (a)	76,700	1,289,327
		17,519,516
ELECTRICAL EQUIPMENT - 5.4%
Electrical Components & Equipment - 5.4%
AMETEK, Inc.	62,900	2,784,583
Cooper Industries PLC Class A	73,723	3,328,593
Emerson Electric Co.	82,550	4,089,527
Fushi Copperweld, Inc. (a)	223,933	1,894,473
General Cable Corp. (a)(d)	73,100	1,940,074
Regal-Beloit Corp.	35,612	2,166,278
Zumtobel AG	93,083	1,763,382
		17,966,910
ELECTRONIC EQUIPMENT & COMPONENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	40,100	1,119,993
HOUSEHOLD DURABLES - 1.0%
Household Appliances - 1.0%
Stanley Black & Decker, Inc.	59,964	3,479,111
INDUSTRIAL CONGLOMERATES - 20.9%
Industrial Conglomerates - 20.9%
3M Co.	205,200	17,552,808
General Electric Co.	2,776,749	44,761,196
Textron, Inc. (d)	351,400	7,295,064
		69,609,068
MACHINERY - 25.1%
Construction & Farm Machinery & Heavy Trucks - 12.4%
Bucyrus International, Inc. Class A	38,312	2,383,773
Caterpillar, Inc.	195,595	13,642,751
Cummins, Inc.	89,171	7,098,903
Deere & Co.	91,890	6,127,225
MAN SE	12,306	1,142,460
Navistar International Corp. (a)	78,285	4,048,117
PACCAR, Inc.	152,300	6,978,386
		41,421,615
Industrial Machinery - 12.7%
Actuant Corp. Class A	59,100	1,218,642
Danaher Corp.	239,354	9,193,587
Gardner Denver, Inc.	43,532	2,210,120
Harsco Corp.	42,800	991,248
Ingersoll-Rand Co. Ltd.	344,500	12,904,970
NSK Ltd.	236,000	1,679,375
SmartHeat, Inc. (a)(d)	330,316	2,133,841
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
SPX Corp.	67,900	$ 4,044,124
The Weir Group PLC	44,600	820,521
Timken Co.	104,362	3,508,650
TriMas Corp. (a)	72,930	870,784
Weg SA	262,400	2,705,324
		42,281,186
TOTAL MACHINERY		83,702,801
PROFESSIONAL SERVICES - 2.4%
Human Resource & Employment Services - 1.4%
Manpower, Inc.	48,611	2,332,356
Towers Watson & Co.	50,004	2,225,678
		4,558,034
Research & Consulting Services - 1.0%
Equifax, Inc.	106,607	3,341,063
TOTAL PROFESSIONAL SERVICES		7,899,097
ROAD & RAIL - 7.6%
Railroads - 7.2%
CSX Corp.	77,800	4,101,616
Norfolk Southern Corp.	90,510	5,092,998
Union Pacific Corp.	200,492	14,970,738
		24,165,352
Trucking - 0.4%
Saia, Inc. (a)	85,016	1,283,742
TOTAL ROAD & RAIL		25,449,094

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 3.2%
Trading Companies & Distributors - 3.2%
Finning International, Inc.	2,100	$ 40,409
Interline Brands, Inc. (a)	125,073	2,262,571
Mills Estruturas e Servicos de Engenharia SA (a)	258,000	2,215,411
Rush Enterprises, Inc. Class A (a)	417,765	6,241,409
		10,759,800
TOTAL COMMON STOCKS (Cost $312,283,860)		332,174,170
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.24% (b)	3,533,738	3,533,738
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	7,647,550	7,647,550
TOTAL MONEY MARKET FUNDS (Cost $11,181,288)		11,181,288
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $323,465,148)	343,355,458
NET OTHER ASSETS (LIABILITIES) - (2.9)%	(9,737,746)
NET ASSETS - 100%	$ 333,617,712
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,869
Fidelity Securities Lending Cash Central Fund	100,909
Total	$ 110,778
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $49,540,826 of which $29,658,388 and $19,882,438 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Industrials

Fidelity Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $7,455,616) - See accompanying schedule: Unaffiliated issuers (cost $312,283,860)	$ 332,174,170
Fidelity Central Funds (cost $11,181,288)	11,181,288
Total Investments (cost $323,465,148)		$ 343,355,458
Receivable for investments sold		1,208,444
Receivable for fund shares sold		613,390
Dividends receivable		249,529
Distributions receivable from Fidelity Central Funds		1,962
Other receivables		5,147
Total assets		345,433,930

Liabilities
Payable for investments purchased	$ 3,030,923
Payable for fund shares redeemed	743,121
Accrued management fee	148,505
Distribution fees payable	120,193
Other affiliated payables	83,878
Other payables and accrued expenses	42,048
Collateral on securities loaned, at value	7,647,550
Total liabilities		11,816,218

Net Assets		$ 333,617,712
Net Assets consist of:
Paid in capital		$ 367,575,473
Distributions in excess of net investment income		(71,000)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(53,777,460)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,890,699
Net Assets		$ 333,617,712

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($165,029,379 ÷ 7,662,864 shares)	$ 21.54

Maximum offering price per share (100/94.25 of $21.54)	$ 22.85
Class T: Net Asset Value and redemption price per share ($58,201,591 ÷ 2,740,684 shares)	$ 21.24

Maximum offering price per share (100/96.50 of $21.24)	$ 22.01
Class B: Net Asset Value and offering price per share ($29,048,372 ÷ 1,436,747 shares)A	$ 20.22

Class C: Net Asset Value and offering price per share ($51,760,129 ÷ 2,552,789 shares)A	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($29,578,241 ÷ 1,326,585 shares)	$ 22.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Industrials

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 4,448,041
Interest		2
Income from Fidelity Central Funds		110,778
Total income		4,558,821

Expenses
Management fee	$ 1,712,420
Transfer agent fees	866,895
Distribution fees	1,429,164
Accounting and security lending fees	120,555
Custodian fees and expenses	28,657
Independent trustees' compensation	1,735
Registration fees	68,361
Audit	49,265
Legal	1,261
Miscellaneous	4,449
Total expenses before reductions	4,282,762
Expense reductions	(16,641)	4,266,121
Net investment income (loss)		292,700
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,700,097
Foreign currency transactions	(106,377)
Total net realized gain (loss)		53,593,720
Change in net unrealized appreciation (depreciation) on: Investment securities	14,759,665
Assets and liabilities in foreign currencies	2,334
Total change in net unrealized appreciation (depreciation)		14,761,999
Net gain (loss)		68,355,719
Net increase (decrease) in net assets resulting from operations		$ 68,648,419

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 292,700	$ 1,715,553
Net realized gain (loss)	53,593,720	(102,654,173)
Change in net unrealized appreciation (depreciation)	14,761,999	(6,469,546)
Net increase (decrease) in net assets resulting from operations	68,648,419	(107,408,166)
Distributions to shareholders from net investment income	(658,116)	(1,756,118)
Distributions to shareholders from net realized gain	-	(285,855)
Total distributions	(658,116)	(2,041,973)
Share transactions - net increase (decrease)	10,867,809	(41,067,612)
Redemption fees	9,545	10,099
Total increase (decrease) in net assets	78,867,657	(150,507,652)

Net Assets
Beginning of period	254,750,055	405,257,707
End of period (including distributions in excess of net investment income of $71,000 and undistributed net investment income of $309,528, respectively)	$ 333,617,712	$ 254,750,055

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.87	$ 21.97	$ 25.49	$ 22.16	$ 21.53
Income from Investment Operations
Net investment income (loss) C	.06	.13	.11	.09	.08
Net realized and unrealized gain (loss)	4.68	(5.08)	(1.17)	5.11	1.63
Total from investment operations	4.74	(4.95)	(1.06)	5.20	1.71
Distributions from net investment income	(.07)	(.13)	-	(.06)	-
Distributions from net realized gain	-	(.02)	(2.46)	(1.81)	(1.08)
Total distributions	(.07)	(.15)	(2.46)	(1.87)	(1.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.54	$ 16.87	$ 21.97	$ 25.49	$ 22.16
Total Return A, B	28.13%	(22.49)%	(4.71)%	25.13%	8.40%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.23%	1.17%	1.21%	1.26%
Expenses net of fee waivers, if any	1.18%	1.23%	1.17%	1.21%	1.26%
Expenses net of all reductions	1.17%	1.23%	1.16%	1.21%	1.24%
Net investment income (loss)	.31%	.89%	.46%	.38%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 165,029	$ 130,860	$ 188,859	$ 157,451	$ 99,255
Portfolio turnover rate E	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.64	$ 21.67	$ 25.17	$ 21.86	$ 21.27
Income from Investment Operations
Net investment income (loss) C	.01	.10	.05	.03	.02
Net realized and unrealized gain (loss)	4.61	(5.03)	(1.15)	5.05	1.61
Total from investment operations	4.62	(4.93)	(1.10)	5.08	1.63
Distributions from net investment income	(.02)	(.08)	-	(.03)	-
Distributions from net realized gain	-	(.02)	(2.40)	(1.74)	(1.04)
Total distributions	(.02)	(.10)	(2.40)	(1.77)	(1.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.24	$ 16.64	$ 21.67	$ 25.17	$ 21.86
Total Return A, B	27.80%	(22.68)%	(4.96)%	24.82%	8.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.48%	1.41%	1.46%	1.49%
Expenses net of fee waivers, if any	1.44%	1.48%	1.41%	1.46%	1.49%
Expenses net of all reductions	1.43%	1.48%	1.41%	1.46%	1.47%
Net investment income (loss)	.06%	.63%	.21%	.13%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,202	$ 48,054	$ 85,025	$ 75,530	$ 55,936
Portfolio turnover rate E	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.90	$ 20.74	$ 24.19	$ 21.02	$ 20.55
Income from Investment Operations
Net investment income (loss) C	(.09)	.02	(.07)	(.09)	(.09)
Net realized and unrealized gain (loss)	4.41	(4.82)	(1.10)	4.87	1.55
Total from investment operations	4.32	(4.80)	(1.17)	4.78	1.46
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	-	-	(2.28)	(1.61)	(.99)
Total distributions	-	(.04)	(2.28)	(1.61)	(.99)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.22	$ 15.90	$ 20.74	$ 24.19	$ 21.02
Total Return A, B	27.17%	(23.10)%	(5.46)%	24.18%	7.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	1.98%	1.95%	2.00%	2.04%
Expenses net of fee waivers, if any	1.97%	1.98%	1.95%	2.00%	2.04%
Expenses net of all reductions	1.97%	1.98%	1.95%	2.00%	2.02%
Net investment income (loss)	(.48)%	.13%	(.33)%	(.41)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,048	$ 25,212	$ 39,989	$ 44,330	$ 37,082
Portfolio turnover rate E	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.94	$ 20.79	$ 24.26	$ 21.16	$ 20.68
Income from Investment Operations
Net investment income (loss) C	(.08)	.02	(.06)	(.08)	(.08)
Net realized and unrealized gain (loss)	4.42	(4.83)	(1.11)	4.88	1.56
Total from investment operations	4.34	(4.81)	(1.17)	4.80	1.48
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	-	-	(2.30)	(1.70)	(1.00)
Total distributions	-	(.04)	(2.30)	(1.70)	(1.00)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.28	$ 15.94	$ 20.79	$ 24.26	$ 21.16
Total Return A, B	27.23%	(23.09)%	(5.44)%	24.25%	7.59%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.98%	1.91%	1.94%	1.99%
Expenses net of fee waivers, if any	1.93%	1.98%	1.91%	1.94%	1.99%
Expenses net of all reductions	1.92%	1.98%	1.90%	1.94%	1.97%
Net investment income (loss)	(.43)%	.14%	(.28)%	(.35)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,760	$ 37,862	$ 57,742	$ 57,862	$ 42,363
Portfolio turnover rate E	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.45	$ 22.72	$ 26.26	$ 22.77	$ 22.06
Income from Investment Operations
Net investment income (loss) B	.13	.19	.18	.16	.16
Net realized and unrealized gain (loss)	4.83	(5.27)	(1.19)	5.27	1.66
Total from investment operations	4.96	(5.08)	(1.01)	5.43	1.82
Distributions from net investment income	(.11)	(.17)	-	(.13)	-
Distributions from net realized gain	-	(.02)	(2.53)	(1.81)	(1.11)
Total distributions	(.11)	(.19)	(2.53)	(1.94)	(1.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 22.30	$ 17.45	$ 22.72	$ 26.26	$ 22.77
Total Return A	28.52%	(22.31)%	(4.40)%	25.53%	8.73%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.96%	.88%	.92%	.91%
Expenses net of fee waivers, if any	.89%	.96%	.88%	.92%	.91%
Expenses net of all reductions	.88%	.95%	.87%	.91%	.89%
Net investment income (loss)	.61%	1.16%	.75%	.67%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,578	$ 12,762	$ 33,642	$ 19,498	$ 13,043
Portfolio turnover rate D	110%	135%	91%	130%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 34,570,784
Gross unrealized depreciation	(18,917,108)
Net unrealized appreciation (depreciation)	$ 15,653,676

Tax Cost	$ 327,701,782

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (49,540,826)
Net unrealized appreciation (depreciation)	$ 15,654,065

Industrials

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 658,116	$ 2,041,973

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $338,591,426 and $326,721,810, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 382,429	$ 2,089
Class T	.25%	.25%	289,388	214
Class B	.75%	.25%	283,065	212,528
Class C	.75%	.25%	474,282	72,794
			$ 1,429,164	$ 287,625

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62,332
Class T	9,012
Class B*	70,669
Class C*	4,154
$ 146,167

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 428,648.28
Class T	167,533.29
Class B	91,225.32
Class C	132,658.28
Institutional Class	46,831.24
	$ 866,895

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,732 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $100,909.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,638 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

Industrials

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 508,657	$ 1,066,448
Class T	67,522	306,371
Class B	-	68,325
Class C	-	103,234
Institutional Class	81,937	211,740
Total	$ 658,116	$ 1,756,118
From net realized gain
Class A	$ -	$ 176,460
Class T	-	79,143
Institutional Class	-	30,252
Total	$ -	$ 285,855

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	2,293,002	2,551,802	$ 46,751,968	$ 40,597,092
Reinvestment of distributions	24,478	72,593	465,084	1,139,555
Shares redeemed	(2,413,077)	(3,461,949)	(48,350,817)	(50,255,155)
Net increase (decrease)	(95,597)	(837,554)	$ (1,133,765)	$ (8,518,508)
Class T
Shares sold	640,220	1,041,987	$ 12,504,319	$ 15,774,329
Reinvestment of distributions	3,441	24,634	64,976	365,354
Shares redeemed	(791,417)	(2,101,374)	(15,762,597)	(29,010,054)
Net increase (decrease)	(147,756)	(1,034,753)	$ (3,193,302)	$ (12,870,371)
Class B
Shares sold	230,669	339,206	$ 4,429,240	$ 5,035,039
Reinvestment of distributions	-	4,471	-	56,194
Shares redeemed	(379,173)	(686,403)	(7,171,787)	(9,410,134)
Net increase (decrease)	(148,504)	(342,726)	$ (2,742,547)	$ (4,318,901)
Class C
Shares sold	965,412	638,949	$ 18,697,081	$ 9,440,300
Reinvestment of distributions	-	6,551	-	82,541
Shares redeemed	(787,460)	(1,047,655)	(14,785,582)	(14,427,567)
Net increase (decrease)	177,952	(402,155)	$ 3,911,499	$ (4,904,726)
Institutional Class
Shares sold	1,199,584	291,640	$ 26,360,020	$ 4,730,735
Reinvestment of distributions	3,299	10,868	64,789	192,321
Shares redeemed	(607,717)	(1,052,089)	(12,398,885)	(15,378,162)
Net increase (decrease)	595,166	(749,581)	$ 14,025,924	$ (10,455,106)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Technology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	24.06%	4.49%	-5.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 23.71%, 23.41%, 22.77% and 22.73%, respectively (excluding sales charges), handily beating the S&P 500® and the 15.12% return of the MSCI® U.S. IM Information Technology 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, favorable stock picking in computer hardware, application software, communications equipment, computer storage/peripherals and Internet software/services lifted performance. At the individual stock level, the top relative contributor was Salesforce.com, which supplies corporate customers with Web-based customer relationship management (CRM) software and was aided by some exciting new products and marketing initiatives. Other contributors included SanDisk, a supplier of flash memory, and consumer electronics maker Apple, which lifted relative performance and was far and away the fund's top contributor in absolute terms. In addition to rolling out its iPad tablet computer, which sold briskly in its first several months, Apple launched an upgraded version of its popular iPhone during the period. HTC, a Taiwan-based manufacturer of smart phones, was a strong contributor in the second half of the period. Underweighting poorly performing index component QUALCOMM also helped. Conversely, untimely ownership of Microsoft's shares was the main factor responsible for the stock detracting from performance. An out-of-index stake in solar products company SunPower fared poorly, as did positions in semiconductor equipment holding Tessera Technologies and graphics chip maker NVIDIA.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: During the past year, the fund's Institutional Class shares returned 24.06%, handily beating the S&P 500® and the 15.12% return of the MSCI® U.S. IM Information Technology 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. Versus the MSCI index, favorable stock picking in computer hardware, application software, communications equipment, computer storage/peripherals and Internet software/services lifted performance. At the individual stock level, the top relative contributor was Salesforce.com, which supplies corporate customers with Web-based customer relationship management (CRM) software and was aided by some exciting new products and marketing initiatives. Other contributors included SanDisk, a supplier of flash memory, and consumer electronics maker Apple, which lifted relative performance and was far and away the fund's top contributor in absolute terms. In addition to rolling out its iPad tablet computer, which sold briskly in its first several months, Apple launched an upgraded version of its popular iPhone during the period. HTC, a Taiwan-based manufacturer of smart phones, was a strong contributor in the second half of the period. Underweighting poorly performing index component QUALCOMM also helped. Conversely, untimely ownership of Microsoft's shares was the main factor responsible for the stock detracting from performance. An out-of-index stake in solar products company SunPower fared poorly, as did positions in semiconductor equipment holding Tessera Technologies and graphics chip maker NVIDIA.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology

Fidelity Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.18%
Actual		$ 1,000.00	$ 1,099.80	$ 6.14
Hypothetical A		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.43%
Actual		$ 1,000.00	$ 1,098.80	$ 7.44
Hypothetical A		$ 1,000.00	$ 1,017.70	$ 7.15
Class B	1.93%
Actual		$ 1,000.00	$ 1,095.50	$ 10.03
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.93%
Actual		$ 1,000.00	$ 1,095.70	$ 10.03
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,101.80	$ 4.74
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	13.3	8.2
Google, Inc. Class A	4.9	5.1
Oracle Corp.	4.0	3.7
Cisco Systems, Inc.	3.5	3.1
QUALCOMM, Inc.	3.5	2.6
Hewlett-Packard Co.	2.8	3.9
Salesforce.com, Inc.	2.1	1.4
Akamai Technologies, Inc.	1.9	0.0
Motorola, Inc.	1.7	0.3
BMC Software, Inc.	1.5	2.1
	39.2
Top Industries (% of fund's net assets)
As of July 31, 2010
Software	23.0%
Computers & Peripherals	21.1%
Communications Equipment	14.4%
Semiconductors & Semiconductor Equipment	14.2%
Internet Software & Services	10.4%
All Others*	16.9%

As of January 31, 2010
Software	28.8%
Semiconductors & Semiconductor Equipment	17.5%
Computers & Peripherals	16.7%
Communications Equipment	10.6%
Internet Software & Services	10.2%
All Others*	16.2%

* Includes short-term investments and net other assets.

Technology

Fidelity Advisor Technology Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
AUTOMOBILES - 0.2%
Automobile Manufacturers - 0.2%
BYD Co. Ltd. (H Shares)	96,000	$ 660,599
Tesla Motors, Inc. (a)	31,200	622,128
		1,282,727
CHEMICALS - 0.4%
Commodity Chemicals - 0.2%
STR Holdings, Inc.	68,323	1,530,435
Diversified Chemicals - 0.1%
DC Chemical Co. Ltd.	2,621	613,838
Specialty Chemicals - 0.1%
Shin-Etsu Chemical Co., Ltd.	6,600	328,759
Wacker Chemie AG	500	80,254
		409,013
TOTAL CHEMICALS		2,553,286
COMMUNICATIONS EQUIPMENT - 14.2%
Communications Equipment - 14.2%
Acme Packet, Inc. (a)	145,100	4,100,526
Adtran, Inc.	56,500	1,784,270
Aruba Networks, Inc. (a)	9,800	166,404
Brocade Communications Systems, Inc. (a)	200	990
Cisco Systems, Inc. (a)	955,973	22,054,297
Emulex Corp. (a)	5,400	46,980
F5 Networks, Inc. (a)	56,758	4,985,055
Finisar Corp. (a)(d)	18,174	291,329
Infinera Corp. (a)	70,900	641,645
Juniper Networks, Inc. (a)	100,573	2,793,918
Motorola, Inc. (a)	1,425,467	10,676,748
Netronix, Inc. (a)	115,000	275,748
OZ Optics Ltd. unit (a)(f)	68,000	301,240
Polycom, Inc. (a)	82,700	2,454,536
QUALCOMM, Inc.	565,715	21,542,427
Research In Motion Ltd. (a)	58,000	3,336,740
Riverbed Technology, Inc. (a)	121,300	4,499,017
Sandvine Corp. (a)	887,400	1,363,969
Sandvine Corp. (U.K.) (a)	751,600	1,184,703
ShoreTel, Inc. (a)	58,300	291,500
Sierra Wireless, Inc. (a)	41,200	386,770
Sonus Networks, Inc. (a)	29,060	83,693
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	402,530	4,427,830
Tellabs, Inc.	82,800	577,944
ZTE Corp. (H Shares)	93,600	299,448
		88,567,727
COMPUTERS & PERIPHERALS - 21.1%
Computer Hardware - 17.3%
3PAR, Inc. (a)	71,337	720,504
Apple, Inc. (a)	322,030	82,842,218
Hewlett-Packard Co.	380,683	17,526,645

	Shares	Value
HTC Corp.	289,300	$ 5,317,965
Stratasys, Inc. (a)	48,675	1,105,409
Toshiba Corp. (a)	58,000	303,338
		107,816,079
Computer Storage & Peripherals - 3.8%
Chicony Electronics Co. Ltd.	198,748	435,552
EMC Corp. (a)	285,237	5,644,840
Imagination Technologies Group PLC (a)	194,800	1,004,258
Isilon Systems, Inc. (a)	80,382	1,409,900
NetApp, Inc. (a)	168,700	7,136,010
Netezza Corp. (a)	6,100	94,550
SanDisk Corp. (a)	116,962	5,111,239
Seagate Technology (a)	17,700	222,135
Smart Technologies, Inc. Class A (a)	72,000	1,103,867
Synaptics, Inc. (a)(d)	48,875	1,529,788
Western Digital Corp. (a)	8,350	220,357
		23,912,496
TOTAL COMPUTERS & PERIPHERALS		131,728,575
DIVERSIFIED CONSUMER SERVICES - 0.2%
Education Services - 0.1%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	809	79,120
Promethean World PLC (a)	194,200	405,096
		484,216
Specialized Consumer Services - 0.1%
Coinstar, Inc. (a)	14,100	641,550
TOTAL DIVERSIFIED CONSUMER SERVICES		1,125,766
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
A123 Systems, Inc. (d)	2,200	23,716
Acuity Brands, Inc.	14,566	613,666
American Superconductor Corp. (a)(d)	19,869	599,050
SMA Solar Technology AG	5,400	667,563
		1,903,995
ELECTRONIC EQUIPMENT & COMPONENTS - 4.7%
Electronic Components - 1.0%
Amphenol Corp. Class A	1,400	62,720
Cando Corp. (a)	1,071,392	617,966
Corning, Inc.	144,092	2,610,947
Power-One, Inc. (a)	157,312	1,955,388
Prime View International Co. Ltd. (a)	308,000	446,775
Prime View International Co. Ltd. sponsored GDR (a)(e)	4,700	68,252
Vishay Intertechnology, Inc. (a)	70,557	599,029
		6,361,077
Electronic Equipment & Instruments - 1.3%
China Security & Surveillance Technology, Inc. warrants 8/25/10 (a)(f)	42,000	91
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Equipment & Instruments - continued
Chroma ATE, Inc.	1,145,003	$ 2,301,640
Coretronic Corp.	219,300	305,426
Itron, Inc. (a)	17,308	1,126,232
National Instruments Corp.	102,890	3,282,191
Test Research, Inc.	136,500	188,614
Vishay Precision Group, Inc. (a)	5,039	63,743
Wasion Group Holdings Ltd. (d)	928,000	746,701
		8,014,638
Electronic Manufacturing Services - 1.5%
Benchmark Electronics, Inc. (a)	1,200	20,040
IPG Photonics Corp. (a)	27,300	439,803
Ju Teng International Holdings Ltd.	450,000	324,429
Multi-Fineline Electronix, Inc. (a)	2,289	58,003
Trimble Navigation Ltd. (a)	315,215	8,942,650
		9,784,925
Technology Distributors - 0.9%
Digital China Holdings Ltd. (H Shares)	1,278,000	2,073,099
Inspur International Ltd.	1,899,000	188,250
Supreme Electronics Co. Ltd.	798,000	604,971
Synnex Technology International Corp.	273,500	624,166
WPG Holding Co. Ltd.	948,000	1,958,978
		5,449,464
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		29,610,104
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Health Care Equipment - 0.1%
China Medical Technologies, Inc. sponsored ADR (d)	1,900	19,475
Golden Meditech Holdings Ltd. (a)	2,168,000	415,876
Mingyuan Medicare Development Co. Ltd.	270,000	30,937
		466,288
Health Care Supplies - 0.3%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	410,000	1,847,441
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		2,313,729
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
athenahealth, Inc. (a)	600	16,662
HOTELS, RESTAURANTS & LEISURE - 0.2%
Hotels, Resorts & Cruise Lines - 0.2%
Ctrip.com International Ltd. sponsored ADR (a)	26,500	1,066,890

	Shares	Value
HOUSEHOLD DURABLES - 0.0%
Consumer Electronics - 0.0%
Sony Corp. sponsored ADR	1,979	$ 61,784
TomTom Group BV (a)	160	964
		62,748
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
Independent Power Producers & Energy Traders - 0.1%
GCL-Poly Energy Holdings Ltd.	2,724,000	631,246
INTERNET & CATALOG RETAIL - 1.7%
Internet Retail - 1.7%
Amazon.com, Inc. (a)	56,357	6,643,927
Overstock.com, Inc. (a)(d)	42,681	843,803
Priceline.com, Inc. (a)	13,612	3,054,533
		10,542,263
INTERNET SOFTWARE & SERVICES - 10.4%
Internet Software & Services - 10.4%
Akamai Technologies, Inc. (a)	310,539	11,912,276
Alibaba.com Ltd. (d)	1,028,500	2,126,516
Art Technology Group, Inc. (a)	73,824	265,766
Baidu.com, Inc. sponsored ADR (a)	48,102	3,915,984
China Finance Online Co. Ltd. ADR (a)	68,770	543,971
DealerTrack Holdings, Inc. (a)	12,300	192,003
eBay, Inc. (a)	259,308	5,422,130
Google, Inc. Class A (a)	62,829	30,462,641
GREE, Inc.	8,500	697,310
LogMeIn, Inc.	21,900	624,150
Mercadolibre, Inc. (a)(d)	54,434	3,293,257
NHN Corp. (a)	31	4,823
Open Text Corp. (a)	30,500	1,207,301
OpenTable, Inc. (a)	400	17,880
Rackspace Hosting, Inc. (a)	38,900	727,430
Tencent Holdings Ltd.	30,300	583,960
VistaPrint Ltd. (a)	78,435	2,592,277
Vocus, Inc. (a)	10,300	167,787
		64,757,462
IT SERVICES - 2.6%
Data Processing & Outsourced Services - 1.0%
Amadeus IT Holding SA Class A (a)	90,700	1,595,887
hiSoft Technology International Ltd. ADR (a)	29,800	357,600
Visa, Inc. Class A	57,900	4,246,965
		6,200,452
IT Consulting & Other Services - 1.6%
Accenture PLC Class A	78,437	3,109,243
Atos Origin SA (a)	22,032	946,173
China Information Security Technology, Inc. (a)	17	99
Cognizant Technology Solutions Corp. Class A (a)	58,000	3,164,480
Hi Sun Technology (China) Ltd. (a)	408,000	159,155
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - continued
International Business Machines Corp.	7,163	$ 919,729
RightNow Technologies, Inc. (a)	121,090	1,915,644
		10,214,523
TOTAL IT SERVICES		16,414,975
MACHINERY - 0.2%
Industrial Machinery - 0.2%
Meyer Burger Technology AG (a)(d)	24,700	666,382
Mirle Automation Corp.	174,000	169,716
Shin Zu Shing Co. Ltd.	156,732	509,578
		1,345,676
MEDIA - 0.3%
Advertising - 0.1%
AirMedia Group, Inc. ADR (a)	128,600	471,962
Focus Media Holding Ltd. ADR (a)	19,100	346,283
		818,245
Cable & Satellite - 0.2%
Virgin Media, Inc.	40,700	876,271
TOTAL MEDIA		1,694,516
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)(d)	5,600	3,051
OFFICE ELECTRONICS - 0.5%
Office Electronics - 0.5%
Xerox Corp.	304,550	2,966,317
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Real Estate Services - 0.4%
China Real Estate Information Corp. ADR (d)	250,917	2,323,491
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.2%
Semiconductor Equipment - 3.3%
Amkor Technology, Inc. (a)	54,063	311,944
ASM International NV unit (a)	12,900	328,176
ASML Holding NV	180,200	5,800,638
centrotherm photovoltaics AG (a)	35,159	1,427,433
Cymer, Inc. (a)	44,300	1,474,304
GT Solar International, Inc. (a)	348,800	2,260,224
Lam Research Corp. (a)	52,700	2,223,413
LTX-Credence Corp. (a)	100,260	280,728
MEMC Electronic Materials, Inc. (a)	123,435	1,180,039
Photronics, Inc. (a)	19,800	89,496
Roth & Rau AG (a)	48,016	1,589,574
Sumco Corp. (a)	18,000	341,568

	Shares	Value
Tessera Technologies, Inc. (a)	14,100	$ 239,418
Varian Semiconductor Equipment Associates, Inc. (a)	107,800	3,046,428
		20,593,383
Semiconductors - 10.9%
Advanced Micro Devices, Inc. (a)(d)	333,198	2,495,653
Altera Corp.	100,038	2,773,053
Applied Micro Circuits Corp. (a)	66,050	789,958
ARM Holdings PLC sponsored ADR	161,200	2,490,540
Atmel Corp. (a)	178,285	932,431
Avago Technologies Ltd.	153,768	3,345,992
Broadcom Corp. Class A	128,099	4,615,407
Canadian Solar, Inc. (a)(d)	100	1,210
Cavium Networks, Inc. (a)(d)	168,718	4,526,704
Cree, Inc. (a)	46,910	3,323,104
CSR PLC (a)	8,708	46,654
Cypress Semiconductor Corp. (a)	230,800	2,446,480
Duksan Hi-Metal Co. Ltd. (a)	52,336	800,914
Energy Conversion Devices, Inc. (a)(d)	8,000	38,720
Fairchild Semiconductor International, Inc. (a)	32,200	292,376
First Solar, Inc. (a)	4,714	591,371
Global Unichip Corp.	142,291	547,145
Hittite Microwave Corp. (a)	22,479	1,033,135
Hynix Semiconductor, Inc. (a)	3,230	61,446
Infineon Technologies AG (a)	47,596	321,275
Intel Corp.	2,881	59,349
International Rectifier Corp. (a)	101,100	1,974,483
Intersil Corp. Class A	24,100	273,776
JA Solar Holdings Co. Ltd. ADR (a)	104,800	623,560
Jinkosolar Holdings Co. Ltd. ADR	74,675	1,092,495
Marvell Technology Group Ltd. (a)	259,709	3,874,858
MediaTek, Inc.	4,046	54,832
Micron Technology, Inc. (a)	573,346	4,173,959
Microsemi Corp. (a)	4,100	65,436
Monolithic Power Systems, Inc. (a)	68,500	1,206,970
Netlogic Microsystems, Inc. (a)(d)	38,200	1,129,192
NVIDIA Corp. (a)	483,300	4,441,527
PMC-Sierra, Inc. (a)	18,400	149,040
Power Integrations, Inc.	67,186	2,375,025
Radiant Opto-Electronics Corp.	253,122	344,222
Rambus, Inc. (a)	35,400	695,610
Realtek Semiconductor Corp.	275,000	628,449
Silicon Laboratories, Inc. (a)	8,300	332,415
Skyworks Solutions, Inc. (a)	175,300	3,073,009
SolarWorld AG (d)	8,681	117,839
Spreadtrum Communications, Inc. ADR (a)(d)	110,400	1,024,512
Standard Microsystems Corp. (a)	83,000	1,827,660
SunPower Corp.:
Class A (a)(d)	8,600	106,898
Class B (a)	4,216	48,653
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	3,200	31,808
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Trina Solar Ltd. ADR (a)(d)	105,300	$ 2,289,222
TriQuint Semiconductor, Inc. (a)	260,150	1,802,840
Volterra Semiconductor Corp. (a)	15,500	349,060
Xilinx, Inc.	79,236	2,212,269
Yingli Green Energy Holding Co. Ltd. ADR (a)	200	2,184
YoungTek Electronics Corp.	83,000	204,208
		68,058,928
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		88,652,311
SOFTWARE - 23.0%
Application Software - 11.9%
Adobe Systems, Inc. (a)	2,534	72,776
ANSYS, Inc. (a)	35,408	1,591,590
AsiaInfo Holdings, Inc. (a)	61,100	1,246,440
Autodesk, Inc. (a)	225,083	6,648,952
AutoNavi Holdings Ltd. ADR	46,747	683,909
Autonomy Corp. PLC (a)	115,875	2,989,596
Citrix Systems, Inc. (a)	133,790	7,361,126
Concur Technologies, Inc. (a)	111,565	5,163,228
Cyberlink Corp.	141,000	588,464
Epicor Software Corp. (a)	97,861	757,444
Informatica Corp. (a)	192,600	5,803,038
Intuit, Inc. (a)	18,300	727,425
JDA Software Group, Inc. (a)	23,090	542,615
Kenexa Corp. (a)	23,969	288,347
Kingdee International Software Group Co. Ltd.	12,698,000	5,345,666
Longtop Financial Technologies Ltd. ADR (a)	59,500	1,983,135
Manhattan Associates, Inc. (a)	4,157	111,657
MicroStrategy, Inc. Class A (a)	3,859	320,258
Nuance Communications, Inc. (a)	263,369	4,348,222
ORC Software AB	17,800	323,670
Parametric Technology Corp. (a)	178,590	3,203,905
Pegasystems, Inc.	17,903	550,696
QLIK Technologies, Inc.	2,200	31,614
Salesforce.com, Inc. (a)	133,100	13,170,245
Smith Micro Software, Inc. (a)	74,100	728,403
SolarWinds, Inc. (a)	2,700	37,314
Sonic Solutions, Inc. (a)	15,051	118,451
SuccessFactors, Inc. (a)	212,200	4,309,782
Synopsys, Inc. (a)	100	2,184
Taleo Corp. Class A (a)	116,488	2,865,605
TeleNav, Inc.	55,473	301,773

	Shares	Value
TIBCO Software, Inc. (a)	74,594	$ 1,011,495
TiVo, Inc. (a)	35,100	301,158
Ulticom, Inc. (a)	79,731	755,850
		74,286,033
Home Entertainment Software - 1.2%
Activision Blizzard, Inc.	27,100	321,948
Changyou.com Ltd. (A Shares) ADR (a)(d)	24,000	686,640
Giant Interactive Group, Inc. ADR (d)	42,767	287,822
NCsoft Corp.	22,557	3,585,470
Neowiz Games Corp.	10,197	328,477
Nintendo Co. Ltd. ADR	16,500	581,039
Perfect World Co. Ltd. sponsored ADR Class B (a)	33,300	777,888
RealD, Inc.	3,600	61,200
Shanda Games Ltd. sponsored ADR	73,300	485,979
		7,116,463
Systems Software - 9.9%
Ariba, Inc. (a)	58,417	932,919
BMC Software, Inc. (a)	259,700	9,240,126
Check Point Software Technologies Ltd. (a)	1,700	57,834
CommVault Systems, Inc. (a)	37,364	691,981
Fortinet, Inc.	36,400	655,564
Insyde Software Corp.	102,498	299,603
Microsoft Corp.	240,846	6,216,235
Novell, Inc. (a)	316,210	1,909,908
Oracle Corp.	1,061,830	25,101,661
Red Hat, Inc. (a)	222,600	7,156,590
Rovi Corp. (a)	44,471	1,978,960
Symantec Corp. (a)	106,500	1,381,305
VMware, Inc. Class A (a)	77,479	6,006,947
		61,629,633
TOTAL SOFTWARE		143,032,129
WIRELESS TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
American Tower Corp. Class A (a)	7,800	360,672
Crown Castle International Corp. (a)	8,800	347,688
SBA Communications Corp. Class A (a)	9,547	345,410
Sprint Nextel Corp. (a)	1,340,998	6,128,361
Syniverse Holdings, Inc. (a)	69,504	1,552,024
		8,734,155
TOTAL COMMON STOCKS (Cost $536,183,956)		601,329,801
Convertible Bonds - 0.2%
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $1,270,000)	$ 1,270,000	$ 1,088,517
Money Market Funds - 5.8%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	20,595,734	20,595,734
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	15,908,146	15,908,146
TOTAL MONEY MARKET FUNDS (Cost $36,503,880)		36,503,880
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $573,957,836)		638,922,198
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(15,744,166)
NET ASSETS - 100%		$ 623,178,032
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $68,252 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $301,331 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Security & Surveillance Technology, Inc. warrants 8/25/10	8/25/09	$ 4
OZ Optics Ltd. unit	8/18/00	1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,783
Fidelity Securities Lending Cash Central Fund	143,831
Total	$ 151,614
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 601,329,801	$ 601,028,470	$ 91	$ 301,240
Convertible Bonds	1,088,517	-	1,088,517	-
Money Market Funds	36,503,880	36,503,880	-	-
Total Investments in Securities:	$ 638,922,198	$ 637,532,350	$ 1,088,608	$ 301,240
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 320,960
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(19,720)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 301,240
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (19,720)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.6%
Cayman Islands	3.8%
Taiwan	2.7%
China	1.8%
Canada	1.5%
United Kingdom	1.2%
Bermuda	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $632,644,379 of which $499,806,783 and $132,837,596 will expire on July 31, 2011 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $15,225,824) - See accompanying schedule: Unaffiliated issuers (cost $537,453,956)	$ 602,418,318
Fidelity Central Funds (cost $36,503,880)	36,503,880
Total Investments (cost $573,957,836)		$ 638,922,198
Foreign currency held at value (cost $18)		18
Receivable for investments sold		14,799,525
Receivable for fund shares sold		452,089
Dividends receivable		341,826
Interest receivable		785
Distributions receivable from Fidelity Central Funds		11,946
Other receivables		24,336
Total assets		654,552,723

Liabilities
Payable for investments purchased	$ 13,507,784
Payable for fund shares redeemed	1,226,639
Accrued management fee	289,116
Distribution fees payable	217,087
Other affiliated payables	173,835
Other payables and accrued expenses	52,084
Collateral on securities loaned, at value	15,908,146
Total liabilities		31,374,691

Net Assets		$ 623,178,032
Net Assets consist of:
Paid in capital		$ 1,194,815,135
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(636,597,230)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		64,960,127
Net Assets		$ 623,178,032

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($312,658,897 ÷ 15,770,207 shares)	$ 19.83

Maximum offering price per share (100/94.25 of $19.83)	$ 21.04
Class T: Net Asset Value and redemption price per share ($169,049,149 ÷ 8,788,396 shares)	$ 19.24

Maximum offering price per share (100/96.50 of $19.24)	$ 19.94
Class B: Net Asset Value and offering price per share ($29,175,693 ÷ 1,619,647 shares)A	$ 18.01

Class C: Net Asset Value and offering price per share ($70,017,433 ÷ 3,869,922 shares)A	$ 18.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($42,276,860 ÷ 2,044,719 shares)	$ 20.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Technology

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 1,811,505
Interest		172,259
Income from Fidelity Central Funds (including $143,831 from security lending)		151,614
Total income		2,135,378

Expenses
Management fee	$ 3,415,846
Transfer agent fees	1,967,192
Distribution fees	2,609,226
Accounting and security lending fees	232,303
Custodian fees and expenses	84,909
Independent trustees' compensation	3,656
Registration fees	80,936
Audit	51,189
Legal	3,778
Interest	383
Miscellaneous	8,796
Total expenses before reductions	8,458,214
Expense reductions	(146,219)	8,311,995
Net investment income (loss)		(6,176,617)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,179,736
Foreign currency transactions	43,566
Capital gain distributions from Fidelity Central Funds	1,063
Total net realized gain (loss)		117,224,365
Change in net unrealized appreciation (depreciation) on: Investment securities	9,237,133
Assets and liabilities in foreign currencies	(5,287)
Total change in net unrealized appreciation (depreciation)		9,231,846
Net gain (loss)		126,456,211
Net increase (decrease) in net assets resulting from operations		$ 120,279,594

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,176,617)	$ (112,131)
Net realized gain (loss)	117,224,365	(206,821,306)
Change in net unrealized appreciation (depreciation)	9,231,846	162,039,261
Net increase (decrease) in net assets resulting from operations	120,279,594	(44,894,176)
Share transactions - net increase (decrease)	(19,248,670)	(14,948,367)
Redemption fees	34,453	15,958
Total increase (decrease) in net assets	101,065,377	(59,826,585)

Net Assets
Beginning of period	522,112,655	581,939,240
End of period (including undistributed net investment income of $0 and undistributed net investment income of $425,528, respectively)	$ 623,178,032	$ 522,112,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.03	$ 17.04	$ 20.55	$ 15.59	$ 16.16
Income from Investment Operations
Net investment income (loss) C	(.16)	.02 F	(.10)	(.17)	(.15)
Net realized and unrealized gain (loss)	3.96	(1.03)	(3.41)	5.13	(.42)
Total from investment operations	3.80	(1.01)	(3.51)	4.96	(.57)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 19.83	$ 16.03	$ 17.04	$ 20.55	$ 15.59
Total Return A,B	23.71%	(5.93)%	(17.08)%	31.82%	(3.53)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.21%	1.23%	1.21%	1.25%	1.30%
Expenses net of fee waivers, if any	1.21%	1.23%	1.21%	1.25%	1.30%
Expenses net of all reductions	1.18%	1.22%	1.19%	1.24%	1.20%
Net investment income (loss)	(.83)%	.17% F	(.49)%	(.91)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 312,659	$ 258,433	$ 275,117	$ 309,105	$ 189,054
Portfolio turnover rate E	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59	$ 16.62	$ 20.09	$ 15.28	$ 15.88
Income from Investment Operations
Net investment income (loss) C	(.20)	(.01) F	(.14)	(.21)	(.19)
Net realized and unrealized gain (loss)	3.85	(1.02)	(3.33)	5.02	(.41)
Total from investment operations	3.65	(1.03)	(3.47)	4.81	(.60)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 19.24	$ 15.59	$ 16.62	$ 20.09	$ 15.28
Total Return A,B	23.41%	(6.20)%	(17.27)%	31.48%	(3.78)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.46%	1.49%	1.46%	1.51%	1.55%
Expenses net of fee waivers, if any	1.46%	1.49%	1.46%	1.51%	1.55%
Expenses net of all reductions	1.44%	1.48%	1.45%	1.49%	1.44%
Net investment income (loss)	(1.09)%	(.09)% F	(.74)%	(1.16)%	(1.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 169,049	$ 151,170	$ 173,917	$ 260,339	$ 260,966
Portfolio turnover rate E	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.67	$ 15.72	$ 19.10	$ 14.59	$ 15.24
Income from Investment Operations
Net investment income (loss) C	(.27)	(.07) F	(.23)	(.28)	(.27)
Net realized and unrealized gain (loss)	3.61	(.98)	(3.15)	4.79	(.38)
Total from investment operations	3.34	(1.05)	(3.38)	4.51	(.65)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 18.01	$ 14.67	$ 15.72	$ 19.10	$ 14.59
Total Return A,B	22.77%	(6.68)%	(17.70)%	30.91%	(4.27)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	1.98%	1.96%	2.01%	2.05%
Expenses net of fee waivers, if any	1.96%	1.98%	1.96%	2.01%	2.05%
Expenses net of all reductions	1.94%	1.97%	1.94%	2.00%	1.94%
Net investment income (loss)	(1.59)%	(.58)% F	(1.24)%	(1.67)%	(1.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,176	$ 30,580	$ 47,294	$ 102,655	$ 192,790
Portfolio turnover rate E	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.74	$ 15.79	$ 19.18	$ 14.66	$ 15.31
Income from Investment Operations
Net investment income (loss) C	(.28)	(.07) F	(.23)	(.29)	(.27)
Net realized and unrealized gain (loss)	3.63	(.98)	(3.16)	4.81	(.38)
Total from investment operations	3.35	(1.05)	(3.39)	4.52	(.65)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 18.09	$ 14.74	$ 15.79	$ 19.18	$ 14.66
Total Return A,B	22.73%	(6.65)%	(17.67)%	30.83%	(4.25)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	1.98%	1.96%	2.01%	2.05%
Expenses net of fee waivers, if any	1.96%	1.98%	1.96%	2.01%	2.05%
Expenses net of all reductions	1.93%	1.97%	1.94%	1.99%	1.94%
Net investment income (loss)	(1.58)%	(.58)% F	(1.24)%	(1.66)%	(1.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,017	$ 55,645	$ 63,590	$ 86,974	$ 82,835
Portfolio turnover rate E	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.67	$ 17.68	$ 21.26	$ 16.07	$ 16.60
Income from Investment Operations
Net investment income (loss) B	(.11)	.06 E	(.04)	(.11)	(.09)
Net realized and unrealized gain (loss)	4.12	(1.07)	(3.54)	5.30	(.44)
Total from investment operations	4.01	(1.01)	(3.58)	5.19	(.53)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 20.68	$ 16.67	$ 17.68	$ 21.26	$ 16.07
Total Return A	24.06%	(5.71)%	(16.84)%	32.30%	(3.19)%
Ratios to Average Net Assets C,F
Expenses before reductions	.92%	.98%	.94%	.93%	.90%
Expenses net of fee waivers, if any	.92%	.98%	.94%	.93%	.90%
Expenses net of all reductions	.90%	.97%	.92%	.92%	.80%
Net investment income (loss)	(.55)%	.42% E	(.22)%	(.59)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,277	$ 26,285	$ 22,021	$ 21,111	$ 11,681
Portfolio turnover rate D	115%	225%	214%	208%	258%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2009, dividend income has been reduced $1,075,061 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, net operating losses, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Technology

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 98,770,260
Gross unrealized depreciation	(37,758,749)
Net unrealized appreciation (depreciation)	$ 61,011,511

Tax Cost	$ 577,910,687

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (632,644,379)
Net unrealized appreciation (depreciation)	$ 61,007,276

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $684,296,338 and $729,729,891, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 768,219	$ 11,929
Class T	.25%	.25%	844,822	4,030
Class B	.75%	.25%	321,710	241,714
Class C	.75%	.25%	674,475	86,799
			$ 2,609,226	$ 344,472

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 88,242
Class T	19,307
Class B*	43,677
Class C*	6,996
$ 158,222

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 991,638.32
Class T	552,433.33
Class B	104,934.33
Class C	217,727.32
Institutional Class	100,460.29
	$ 1,967,192

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,301 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,608,286.43%		$ 383

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,385 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of

Technology

8. Security Lending - continued

loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $146,219 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	4,395,059	3,881,770	$ 83,404,216	$ 49,340,225
Shares redeemed	(4,747,519)	(3,900,491)	(89,682,006)	(47,190,702)
Net increase (decrease)	(352,460)	(18,721)	$ (6,277,790)	$ 2,149,523
Class T
Shares sold	1,549,777	2,072,898	$ 28,544,536	$ 24,512,394
Shares redeemed	(2,457,153)	(2,840,598)	(44,605,674)	(33,936,510)
Net increase (decrease)	(907,376)	(767,700)	$ (16,061,138)	$ (9,424,116)
Class B
Shares sold	364,834	327,585	$ 6,301,624	$ 3,794,593
Shares redeemed	(829,145)	(1,251,978)	(14,327,782)	(14,128,827)
Net increase (decrease)	(464,311)	(924,393)	$ (8,026,158)	$ (10,334,234)
Class C
Shares sold	985,847	654,688	$ 17,180,918	$ 7,947,929
Shares redeemed	(891,510)	(906,545)	(15,514,588)	(10,144,084)
Net increase (decrease)	94,337	(251,857)	$ 1,666,330	$ (2,196,155)
Institutional Class
Shares sold	1,270,106	753,599	$ 25,258,423	$ 10,483,415
Shares redeemed	(802,290)	(422,236)	(15,808,337)	(5,626,800)
Net increase (decrease)	467,816	331,363	$ 9,450,086	$ 4,856,615

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Utilities Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	11.66%	3.92%	-0.42%

A Prior to October 1, 2006, Fidelity Advisor Utilities Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Institutional Class on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Utilities

Fidelity Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund: For the year ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 11.42%, 11.13%, 10.56% and 10.54%, respectively (excluding sales charges), underperforming the S&P 500® but outperforming the 10.00% return of the MSCI® U.S. IM Utilities 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. At the industry level, the fund benefited versus the MSCI index from strong security selection in our three main areas of focus, independent power/energy trade, electric utilities and multi-utilities. On an individual security basis, the fund got a boost from underweighting Chicago-based Exelon, the nation's largest deregulated electric utility by market capitalization, which declined due to sluggish earnings growth. Independent power producer Constellation Energy Group rose on the strength of a recovery in power demand in Maryland. TECO Energy, a Florida-based multi-utility that produces coal, fared well, as higher coal prices propelled the company's earnings growth. An underweighting and timely ownership of Pennsylvania electric utility PPL also helped. I avoided the stock when it declined, in part because the company announced a costly acquisition of a German power producer. Ohio's American Electric Power, the largest electric utility in the Midwest, experienced improved industrial power demand that coincided with a recovery in manufacturing activity. Conversely, overweighting independent power/energy trade and underweighting gas utilities hurt. Not owning Virginia multi-utility Dominion Resources, a major index constituent, dampened performance. Dominion's share price rose, but I chose to focus on other, more-attractive regulated utilities. Untimely ownership of Utah-based gas utility Questar also detracted, as the fund wasn't able to fully capitalize on the company's spin-off of its exploration and production operations. Ohio-based FirstEnergy declined after its purchase of another deregulated electricity provider was frowned upon by the market. The share price of global power producer AES declined in part because of the company's announcement in May that it was reducing its earnings guidance for fiscal 2010. Exelon and Constellation Energy Group were not held at period end.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund: For the year ending July 31, 2010, the fund's Institutional Class shares returned 11.66%, underperforming the S&P 500® but outperforming the 10.00% return of the MSCI® U.S. IM Utilities 25/50 Index - which was adopted in January 2010 as a better representation of the fund's investment universe. At the industry level, the fund benefited versus the MSCI index from strong security selection in our three main areas of focus, independent power/energy trade, electric utilities and multi-utilities. On an individual security basis, the fund got a boost from underweighting Chicago-based Exelon, the nation's largest deregulated electric utility by market capitalization, which declined due to sluggish earnings growth. Independent power producer Constellation Energy Group rose on the strength of a recovery in power demand in Maryland. TECO Energy, a Florida-based multi-utility that produces coal, fared well, as higher coal prices propelled the company's earnings growth. An underweighting and timely ownership of Pennsylvania electric utility PPL also helped. I avoided the stock when it declined, in part because the company announced a costly acquisition of a German power producer. Ohio's American Electric Power, the largest electric utility in the Midwest, experienced improved industrial power demand that coincided with a recovery in manufacturing activity. Conversely, overweighting independent power/energy trade and underweighting gas utilities hurt. Not owning Virginia multi-utility Dominion Resources, a major index constituent, dampened performance. Dominion's share price rose, but I chose to focus on other, more-attractive regulated utilities. Untimely ownership of Utah-based gas utility Questar also detracted, as the fund wasn't able to fully capitalize on the company's spin-off of its exploration and production operations. Ohio-based FirstEnergy declined after its purchase of another deregulated electricity provider was frowned upon by the market. The share price of global power producer AES declined in part because of the company's announcement in May that it was reducing its earnings guidance for fiscal 2010. Exelon and Constellation Energy Group were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.22%
Actual		$ 1,000.00	$ 1,064.80	$ 6.25
Hypothetical A		$ 1,000.00	$ 1,018.74	$ 6.11
Class T	1.49%
Actual		$ 1,000.00	$ 1,063.50	$ 7.62
Hypothetical A		$ 1,000.00	$ 1,017.41	$ 7.45
Class B	1.97%
Actual		$ 1,000.00	$ 1,060.90	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 1,061.20	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,065.80	$ 5.07
Hypothetical A		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Utilities

Fidelity Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	10.5	6.8
American Electric Power Co., Inc.	9.1	9.5
Sempra Energy	8.7	0.0
Public Service Enterprise Group, Inc.	8.2	0.0
PPL Corp.	6.9	0.0
PG&E Corp.	5.0	8.8
NV Energy, Inc.	5.0	3.6
National Grid PLC	5.0	0.0
Entergy Corp.	4.9	8.2
FirstEnergy Corp.	4.9	9.1
	68.2
Top Industries (% of fund's net assets)
As of July 31, 2010
Electric Utilities	52.4%
Multi-Utilities	37.2%
Independent Power Producers & Energy Traders	3.4%
Oil, Gas & Consumable Fuels	3.1%
Gas Utilities	2.9%
All Others*	1.0%

As of January 31, 2010
Electric Utilities	45.7%
Multi-Utilities	35.3%
Independent Power Producers & Energy Traders	12.5%
Gas Utilities	5.5%
All Others*	1.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Utilities Fund

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
ELECTRIC UTILITIES - 52.4%
Electric Utilities - 52.4%
American Electric Power Co., Inc.	343,573	$ 12,361,757
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR	17,300	379,216
Entergy Corp.	85,200	6,603,852
FirstEnergy Corp.	174,400	6,574,880
ITC Holdings Corp.	111,047	6,300,807
NextEra Energy, Inc.	271,286	14,188,254
NV Energy, Inc.	527,965	6,705,156
Pepco Holdings, Inc.	65,547	1,108,400
Pinnacle West Capital Corp.	136,072	5,182,982
PPL Corp.	343,161	9,364,864
Southern Co.	58,400	2,063,272
		70,833,440
GAS UTILITIES - 2.9%
Gas Utilities - 2.9%
National Fuel Gas Co. New Jersey	59,858	2,876,177
Questar Corp.	66,100	1,087,345
		3,963,522
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 3.4%
Independent Power Producers & Energy Traders - 3.4%
AES Corp. (a)	442,100	4,558,051
MULTI-UTILITIES - 37.2%
Multi-Utilities - 37.2%
Alliant Energy Corp.	31,876	1,101,635
CMS Energy Corp.	405,900	6,461,928
National Grid PLC	834,900	6,684,647
PG&E Corp.	151,304	6,717,898
Public Service Enterprise Group, Inc.	338,703	11,143,329
Sempra Energy	237,200	11,800,700
TECO Energy, Inc.	392,249	6,409,349
		50,319,486

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 3.1%
Coal & Consumable Fuels - 1.0%
Massey Energy Co.	45,900	$ 1,403,622
Oil & Gas Exploration & Production - 1.8%
Canacol Energy Ltd. (a)	943,200	1,055,188
Pacific Rubiales Energy Corp. (a)	57,900	1,388,992
		2,444,180
Oil & Gas Storage & Transport - 0.3%
Chesapeake Midstream Partners	16,500	377,850
TOTAL OIL, GAS & CONSUMABLE FUELS		4,225,652
TOTAL COMMON STOCKS (Cost $129,105,969)		133,900,151
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.24% (b) (Cost $899,773)	899,773	899,773
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $130,005,742)		134,799,924
NET OTHER ASSETS (LIABILITIES) - 0.3%		460,344
NET ASSETS - 100%		$ 135,260,268
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,547
Fidelity Securities Lending Cash Central Fund	5,660
Total	$ 8,207
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 133,900,151	$ 127,215,504	$ 6,684,647	$ -
Money Market Funds	899,773	899,773	-	-
Total Investments in Securities:	$ 134,799,924	$ 128,115,277	$ 6,684,647	$ -
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $196,362,484 of which $154,412,532, $13,867,918 and $28,082,034 will expire on July 31, 2011, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending July 31, 2011 approximately $4,837,964 of losses recognized during the period November 1, 2009 to July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $129,105,969)	$ 133,900,151
Fidelity Central Funds (cost $899,773)	899,773
Total Investments (cost $130,005,742)		$ 134,799,924
Receivable for investments sold		4,973,051
Receivable for fund shares sold		122,708
Dividends receivable		110,600
Distributions receivable from Fidelity Central Funds		276
Other receivables		12,776
Total assets		140,019,335

Liabilities
Payable for investments purchased	$ 4,322,432
Payable for fund shares redeemed	248,156
Accrued management fee	62,252
Distribution fees payable	51,871
Other affiliated payables	36,645
Other payables and accrued expenses	37,711
Total liabilities		4,759,067

Net Assets		$ 135,260,268
Net Assets consist of:
Paid in capital		$ 333,187,270
Undistributed net investment income		1,286,115
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(204,003,841)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,790,724
Net Assets		$ 135,260,268

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($64,889,816 ÷ 3,912,201 shares)	$ 16.59

Maximum offering price per share (100/94.25 of $16.59)	$ 17.60
Class T: Net Asset Value and redemption price per share ($33,650,802 ÷ 2,028,704 shares)	$ 16.59

Maximum offering price per share (100/96.50 of $16.59)	$ 17.19
Class B: Net Asset Value and offering price per share ($8,793,737 ÷ 536,930 shares)A	$ 16.38

Class C: Net Asset Value and offering price per share ($21,414,607 ÷ 1,314,050 shares)A	$ 16.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,511,306 ÷ 386,345 shares)	$ 16.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 5,037,705
Interest		2
Income from Fidelity Central Funds		8,207
Total income		5,045,914

Expenses
Management fee	$ 758,623
Transfer agent fees	444,613
Distribution fees	647,138
Accounting and security lending fees	53,623
Custodian fees and expenses	9,780
Independent trustees' compensation	826
Registration fees	54,515
Audit	47,367
Legal	2,702
Miscellaneous	2,302
Total expenses before reductions	2,021,489
Expense reductions	(47,050)	1,974,439
Net investment income (loss)		3,071,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,320,574
Foreign currency transactions	(12,353)
Total net realized gain (loss)		6,308,221
Change in net unrealized appreciation (depreciation) on: Investment securities	4,899,320
Assets and liabilities in foreign currencies	(3,642)
Total change in net unrealized appreciation (depreciation)		4,895,678
Net gain (loss)		11,203,899
Net increase (decrease) in net assets resulting from operations		$ 14,275,374

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,071,475	$ 3,120,844
Net realized gain (loss)	6,308,221	(55,782,452)
Change in net unrealized appreciation (depreciation)	4,895,678	(1,796,906)
Net increase (decrease) in net assets resulting from operations	14,275,374	(54,458,514)
Distributions to shareholders from net investment income	(3,192,017)	(2,162,549)
Share transactions - net increase (decrease)	(13,238,224)	(29,372,654)
Redemption fees	1,956	4,076
Total increase (decrease) in net assets	(2,152,911)	(85,989,641)

Net Assets
Beginning of period	137,413,179	223,402,820
End of period (including undistributed net investment income of $1,286,115 and undistributed net investment income of $1,435,445, respectively)	$ 135,260,268	$ 137,413,179

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.27	$ 20.28	$ 20.74	$ 17.20	$ 15.17
Income from Investment Operations
Net investment income (loss) C	.40	.35	.24	.21	.24
Net realized and unrealized gain (loss)	1.32	(5.10)	(.38)	3.56	2.06
Total from investment operations	1.72	(4.75)	(.14)	3.77	2.30
Distributions from net investment income	(.40)	(.26)	(.32)	(.23)	(.27)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.59	$ 15.27	$ 20.28	$ 20.74	$ 17.20
Total Return A,B	11.42%	(23.44)%	(.82)%	22.14%	15.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.26%	1.26%	1.21%	1.27%	1.34%
Expenses net of fee waivers, if any	1.26%	1.26%	1.21%	1.27%	1.34%
Expenses net of all reductions	1.22%	1.26%	1.21%	1.26%	1.32%
Net investment income (loss)	2.49%	2.37%	1.11%	1.04%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,890	$ 66,064	$ 105,219	$ 94,842	$ 40,599
Portfolio turnover rate E	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.27	$ 20.26	$ 20.71	$ 17.18	$ 15.10
Income from Investment Operations
Net investment income (loss) C	.35	.31	.18	.15	.19
Net realized and unrealized gain (loss)	1.33	(5.10)	(.39)	3.56	2.08
Total from investment operations	1.68	(4.79)	(.21)	3.71	2.27
Distributions from net investment income	(.36)	(.20)	(.24)	(.18)	(.19)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.59	$ 15.27	$ 20.26	$ 20.71	$ 17.18
Total Return A,B	11.13%	(23.61)%	(1.11)%	21.74%	15.20%
Ratios to Average Net Assets D,F
Expenses before reductions	1.52%	1.52%	1.47%	1.54%	1.60%
Expenses net of fee waivers, if any	1.52%	1.52%	1.47%	1.54%	1.60%
Expenses net of all reductions	1.49%	1.52%	1.47%	1.54%	1.58%
Net investment income (loss)	2.23%	2.11%	.84%	.76%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,651	$ 33,989	$ 54,346	$ 62,592	$ 52,128
Portfolio turnover rate E	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 20.01	$ 20.40	$ 16.90	$ 14.83
Income from Investment Operations
Net investment income (loss) C	.27	.24	.08	.05	.12
Net realized and unrealized gain (loss)	1.31	(5.04)	(.39)	3.52	2.03
Total from investment operations	1.58	(4.80)	(.31)	3.57	2.15
Distributions from net investment income	(.28)	(.13)	(.08)	(.07)	(.08)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.38	$ 15.08	$ 20.01	$ 20.40	$ 16.90
Total Return A,B	10.56%	(23.97)%	(1.59)%	21.18%	14.57%
Ratios to Average Net Assets D,F
Expenses before reductions	2.01%	2.01%	1.96%	2.04%	2.09%
Expenses net of fee waivers, if any	2.01%	2.01%	1.96%	2.04%	2.09%
Expenses net of all reductions	1.98%	2.01%	1.95%	2.03%	2.06%
Net investment income (loss)	1.74%	1.62%	.36%	.27%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,794	$ 10,634	$ 20,747	$ 43,845	$ 65,959
Portfolio turnover rate E	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.02	$ 19.93	$ 20.38	$ 16.91	$ 14.84
Income from Investment Operations
Net investment income (loss) C	.27	.24	.08	.06	.13
Net realized and unrealized gain (loss)	1.30	(5.02)	(.39)	3.51	2.04
Total from investment operations	1.57	(4.78)	(.31)	3.57	2.17
Distributions from net investment income	(.29)	(.13)	(.14)	(.10)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.30	$ 15.02	$ 19.93	$ 20.38	$ 16.91
Total Return A,B	10.54%	(23.96)%	(1.58)%	21.23%	14.72%
Ratios to Average Net Assets D,F
Expenses before reductions	2.01%	2.01%	1.95%	1.99%	2.02%
Expenses net of fee waivers, if any	2.01%	2.01%	1.95%	1.99%	2.02%
Expenses net of all reductions	1.97%	2.01%	1.95%	1.99%	2.00%
Net investment income (loss)	1.74%	1.62%	.36%	.32%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,415	$ 22,352	$ 37,387	$ 43,292	$ 32,823
Portfolio turnover rate E	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.51	$ 20.52	$ 20.95	$ 17.38	$ 15.31
Income from Investment Operations
Net investment income (loss) B	.44	.39	.31	.29	.30
Net realized and unrealized gain (loss)	1.35	(5.17)	(.38)	3.58	2.10
Total from investment operations	1.79	(4.78)	(.07)	3.87	2.40
Distributions from net investment income	(.45)	(.23)	(.36)	(.30)	(.33)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 16.85	$ 15.51	$ 20.52	$ 20.95	$ 17.38
Total Return A	11.66%	(23.24)%	(.49)%	22.54%	15.95%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.00%	.91%	.92%	.94%
Expenses net of fee waivers, if any	1.00%	1.00%	.91%	.92%	.94%
Expenses net of all reductions	.97%	1.00%	.90%	.92%	.92%
Net investment income (loss)	2.75%	2.63%	1.41%	1.39%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,511	$ 4,373	$ 5,704	$ 12,822	$ 6,479
Portfolio turnover rate D	216%	247%	77%	118%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Utilities

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,140,331
Gross unrealized depreciation	(5,149,542)
Net unrealized appreciation (depreciation)	$ 1,990,789

Tax Cost	$ 132,809,135

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,286,115
Capital loss carryforward	$ (196,362,484)
Net unrealized appreciation (depreciation)	$ 1,987,331

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 3,192,017	$ 2,162,549

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $286,648,743 and $300,228,488, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 163,817	$ 3,767
Class T	.25%	.25%	169,126	888
Class B	.75%	.25%	96,659	72,568
Class C	.75%	.25%	217,536	15,785
			$ 647,138	$ 93,008

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,566
Class T	6,328
Class B*	24,054
Class C*	955
$ 54,903

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Utilities

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 212,559.32
Class T	114,128.34
Class B	31,788.33
Class C	70,487.32
Institutional Class	15,651.32
	$ 444,613

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,040 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $545 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,660.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $47,050 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 1,700,301	$ 1,279,763
Class T	782,544	508,856
Class B	184,067	107,816
Class C	413,366	209,682
Institutional Class	111,739	56,432
Total	$ 3,192,017	$ 2,162,549

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	582,593	856,135	$ 9,269,210	$ 12,539,810
Reinvestment of distributions	96,455	73,926	1,532,370	1,138,401
Shares redeemed	(1,092,389)	(1,794,060)	(17,388,823)	(25,956,960)
Net increase (decrease)	(413,341)	(863,999)	$ (6,587,243)	$ (12,278,749)
Class T
Shares sold	214,231	257,339	$ 3,421,542	$ 3,753,639
Reinvestment of distributions	46,549	31,967	741,068	480,828
Shares redeemed	(457,353)	(746,038)	(7,262,506)	(10,889,452)
Net increase (decrease)	(196,573)	(456,732)	$ (3,099,896)	$ (6,654,985)
Class B
Shares sold	89,148	154,111	$ 1,411,608	$ 2,249,187
Reinvestment of distributions	10,582	6,919	167,069	98,250
Shares redeemed	(267,950)	(492,642)	(4,203,072)	(7,223,742)
Net increase (decrease)	(168,220)	(331,612)	$ (2,624,395)	$ (4,876,305)
Class C
Shares sold	188,570	216,794	$ 2,992,972	$ 3,077,077
Reinvestment of distributions	20,486	11,490	322,145	162,462
Shares redeemed	(383,514)	(615,787)	(5,996,156)	(8,815,385)
Net increase (decrease)	(174,458)	(387,503)	$ (2,681,039)	$ (5,575,846)
Institutional Class
Shares sold	287,925	137,801	$ 4,699,845	$ 1,988,698
Reinvestment of distributions	5,221	2,995	84,041	45,330
Shares redeemed	(188,687)	(136,905)	(3,029,537)	(2,020,797)
Net increase (decrease)	104,459	3,891	$ 1,754,349	$ 13,231

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Utilities

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-
2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2009	December 2009
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	100%	-%
Fidelity Advisor Electronics Fund
Institutional Class	100%	-%
Fidelity Advisor Financial Services Fund
Institutional Class	45%	-%
Fidelity Advisor Industrials Fund
Institutional Class	100%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2009	December 2009
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	100%	-%
Fidelity Advisor Electronics Fund
Institutional Class	100%	-%
Fidelity Advisor Financial Services Fund
Institutional Class	47%	-%
Fidelity Advisor Industrials Fund
Institutional Class	100%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance.

For each of Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

For each of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, and Advisor Technology, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Advisor Biotechnology

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Communications Equipment

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Advisor Consumer Discretionary

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Advisor Electronics

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Advisor Energy

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Financial Services

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Advisor Health Care

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Advisor Industrials

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Advisor Technology

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Utilities

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Advisor Biotechnology

Advisor Communications Equipment

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Consumer Discretionary

Advisor Electronics

Annual Report

Advisor Energy

Advisor Financial Services

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Health Care

Advisor Industrials

Annual Report

Advisor Technology

Advisor Utilities

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Biotechnology ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, and Class C of Advisor Communications Equipment ranked below its competitive median for 2009, the total expenses of Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, and Class C of Advisor Consumer Discretionary ranked below its competitive median for 2009, the total expenses of Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, and Class C of Advisor Electronics ranked below its competitive median for 2009, the total expenses of Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each class of Advisor Energy ranked below its competitive median for 2009.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Financial Services ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Health Care ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Industrials ranked below its competitive median for 2009 and the total expenses of Class T ranked equal to its competitive median for 2009.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Technology ranked below its competitive median for 2009 and the total expenses of Class T ranked equal to its competitive median for 2009.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Utilities ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. †

Boston, MA

State Street Bank and Trust ††

Quincy, MA

† Custodian for Fidelity Advisor Energy Fund only.

†† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOCI-UANNPRO-0910
1.789242.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Real Estate
Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	51.16%	0.05%	9.36%
Class T (incl. 3.50% sales charge)	54.42%	0.28%	9.40%
Class B (incl. contingent deferred sales charge) B	54.14%	0.16%	9.44%
Class C (incl. contingent deferred sales charge) C	58.28%	0.49%	9.36%

A From September 12, 2002.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Class A on September 12, 2002, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund: For the year ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares rose 60.38%, 60.02%, 59.14% and 59.28%, respectively (excluding sales charges). In comparison, the Dow Jones U.S. Select Real Estate Securities IndexSM increased 55.21%. Relative to the Dow Jones index, stock selection was very favorable. The strongest relative performer was SL Green Realty, a real estate investment trust (REIT) whose office properties are concentrated in and around New York City. Concern about debt hurt mall owner Macerich, but as investors became more tolerant about risk, the company began doing better. Other positives included retail REITs Developers Diversified Realty and CBL & Associates, as well as Sunstone Hotel Investors, Apartment Investment & Management and Health Care REIT, the last of which was not in the portfolio at period end. On the negative side, industrial REIT ProLogis underperformed as investors continued to be concerned about its excess debt and relatively complex business model. Corporate Office Properties, a relatively defensive office REIT, also lagged, as did the fund's underweighted position in AvalonBay Communities, a high-quality apartment REIT.

Comments from Samuel Wald, Portfolio Manager of Fidelity ®Advisor Real Estate Fund: For the year ending July 31, 2010, the fund's Institutional Class shares rose 60.75%. In comparison, the Dow Jones U.S. Select Real Estate Securities IndexSM increased 55.21%. Relative to the Dow Jones index, stock selection was very favorable. The strongest relative performer was SL Green Realty, a real estate investment trust (REIT) whose office properties are concentrated in and around New York City. Concern about debt hurt mall owner Macerich, but as investors became more tolerant about risk, the company began doing better. Other positives included retail REITs Developers Diversified Realty and CBL & Associates, as well as Sunstone Hotel Investors, Apartment Investment & Management and Health Care REIT, the last of which was not in the portfolio at period end. On the negative side, industrial REIT ProLogis underperformed as investors continued to be concerned about its excess debt and relatively complex business model. Corporate Office Properties, a relatively defensive office REIT, also lagged, as did the fund's underweighted position in AvalonBay Communities, a high-quality apartment REIT.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.21%
Actual		$ 1,000.00	$ 1,232.10	$ 6.70
Hypothetical A		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.48%
Actual		$ 1,000.00	$ 1,231.20	$ 8.19
Hypothetical A		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.97%
Actual		$ 1,000.00	$ 1,228.10	$ 10.88
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 1,228.80	$ 10.89
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Institutional Class	.96%
Actual		$ 1,000.00	$ 1,234.90	$ 5.32
Hypothetical A		$ 1,000.00	$ 1,020.03	$ 4.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	10.6	10.7
Public Storage	7.6	4.2
Vornado Realty Trust	5.5	4.6
Ventas, Inc.	5.5	6.4
HCP, Inc.	4.1	3.2
ProLogis Trust	3.9	5.5
SL Green Realty Corp.	3.9	4.4
Digital Realty Trust, Inc.	3.6	3.8
Boston Properties, Inc.	3.4	2.8
Alexandria Real Estate Equities, Inc.	3.3	2.2
	51.4
Top Five REIT Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Malls	15.9	14.6
REITs - Apartments	15.1	13.9
REITs - Office Buildings	14.9	15.6
REITs - Industrial Buildings	12.3	14.3
REITs - Health Care Facilities	12.1	11.4
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 97.4%		Stocks 98.3%
	Convertible Securities 0.2%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 2.4%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	1.4%	** Foreign investments	1.4%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 2.0%
Health Care Facilities - 2.0%
Brookdale Senior Living, Inc. (a)	80,600	$ 1,142,908
Emeritus Corp. (a)(d)	321,488	5,532,808
Sunrise Senior Living, Inc. (a)(d)	318,092	951,095
TOTAL HEALTH CARE FACILITIES		7,626,811
REAL ESTATE INVESTMENT TRUSTS - 91.0%
REITs - Apartments - 15.1%
Apartment Investment & Management Co. Class A	301,853	6,480,784
AvalonBay Communities, Inc.	52,323	5,498,624
Colonial Properties Trust (SBI)	42,500	685,100
Education Realty Trust, Inc.	1,032,611	7,176,646
Equity Residential (SBI)	250,902	11,503,857
Essex Property Trust, Inc.	106,300	11,173,193
Mid-America Apartment Communities, Inc.	221,802	12,527,377
Post Properties, Inc.	140,400	3,577,392
TOTAL REITS - APARTMENTS		58,622,973
REITs - Health Care Facilities - 12.1%
HCP, Inc.	444,933	15,781,774
Healthcare Realty Trust, Inc.	178,669	4,193,361
National Health Investors, Inc.	55,796	2,100,719
Omega Healthcare Investors, Inc.	161,424	3,548,100
Ventas, Inc.	420,000	21,302,400
TOTAL REITS - HEALTH CARE FACILITIES		46,926,354
REITs - Hotels - 6.7%
DiamondRock Hospitality Co.	1,173,363	10,888,809
Host Hotels & Resorts, Inc.	443,825	6,364,451
Sunstone Hotel Investors, Inc. (a)	864,366	8,920,257
TOTAL REITS - HOTELS		26,173,517
REITs - Industrial Buildings - 12.3%
AMB Property Corp. (SBI)	39,800	993,408
DCT Industrial Trust, Inc.	371,300	1,741,397
ProLogis Trust	1,409,451	15,306,638
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Industrial Buildings - continued
Public Storage	300,698	$ 29,504,488
U-Store-It Trust	14,300	115,401
TOTAL REITS - INDUSTRIAL BUILDINGS		47,661,332
REITs - Malls - 15.9%
CBL & Associates Properties, Inc.	686,226	9,655,200
Simon Property Group, Inc.	462,912	41,301,009
The Macerich Co.	257,093	10,656,505
TOTAL REITS - MALLS		61,612,714
REITs - Management/Investment - 3.6%
Digital Realty Trust, Inc. (d)	224,000	14,161,280
REITs - Office Buildings - 14.9%
Alexandria Real Estate Equities, Inc.	183,356	12,935,766
Boston Properties, Inc.	158,000	12,940,200
Brandywine Realty Trust (SBI)	280,900	3,191,024
Corporate Office Properties Trust (SBI)	126,400	4,740,000
Highwoods Properties, Inc. (SBI)	288,656	9,037,819
SL Green Realty Corp.	252,100	15,186,504
TOTAL REITS - OFFICE BUILDINGS		58,031,313
REITs - Shopping Centers - 10.4%
Acadia Realty Trust (SBI)	366,700	6,798,618
Cedar Shopping Centers, Inc.	193,000	1,196,600
Developers Diversified Realty Corp.	334,210	3,793,284
Equity One, Inc.	45,500	775,320
Glimcher Realty Trust	75,700	503,405
Kimco Realty Corp.	258,616	3,897,343
Kite Realty Group Trust	404,046	1,874,773
Vornado Realty Trust	258,707	21,415,765
TOTAL REITS - SHOPPING CENTERS		40,255,108
TOTAL REAL ESTATE INVESTMENT TRUSTS		353,444,591
Common Stocks - continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.4%
Real Estate Operating Companies - 2.1%
Brookfield Properties Corp. (d)	358,630	$ 5,407,622
Forest City Enterprises, Inc. Class A (a)(d)	218,700	2,777,490
TOTAL REAL ESTATE OPERATING COMPANIES		8,185,112
Real Estate Services - 2.3%
CB Richard Ellis Group, Inc. Class A (a)	534,162	9,080,754
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		17,265,866
TOTAL COMMON STOCKS (Cost $343,850,625)		378,337,268
Convertible Preferred Stocks - 0.1%

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
Grubb & Ellis Co., 12.00% (e) (Cost $810,000)	8,100	660,150
Convertible Bonds - 0.1%

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
Grubb & Ellis Co. 7.95% 5/1/15 (e) (Cost $340,000)	340,000	286,025
Money Market Funds - 7.2%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	8,000,074	$ 8,000,074
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	19,904,810	19,904,810
TOTAL MONEY MARKET FUNDS (Cost $27,904,884)		27,904,884
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $372,905,509)		407,188,327
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(18,749,452)
NET ASSETS - 100%		$ 388,438,875
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $946,175 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,526
Fidelity Securities Lending Cash Central Fund	61,917
Total	$ 77,443
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 378,337,268	$ 378,337,268	$ -	$ -
Convertible Preferred Stocks	660,150	-	660,150	-
Convertible Bonds	286,025	-	286,025	-
Money Market Funds	27,904,884	27,904,884	-	-
Total Investments in Securities:	$ 407,188,327	$ 406,242,152	$ 946,175	$ -
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $36,010,469 of which $15,429,654 and $20,580,815 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $19,590,468) - See accompanying schedule: Unaffiliated issuers (cost $345,000,625)	$ 379,283,443
Fidelity Central Funds (cost $27,904,884)	27,904,884
Total Investments (cost $372,905,509)		$ 407,188,327
Receivable for investments sold		4,539,676
Receivable for fund shares sold		578,908
Dividends receivable		172,691
Interest receivable		6,239
Distributions receivable from Fidelity Central Funds		6,041
Other receivables		4,440
Total assets		412,496,322

Liabilities
Payable for investments purchased	$ 3,393,791
Payable for fund shares redeemed	366,344
Accrued management fee	168,958
Distribution fees payable	80,510
Other affiliated payables	98,041
Other payables and accrued expenses	44,993
Collateral on securities loaned, at value	19,904,810
Total liabilities		24,057,447

Net Assets		$ 388,438,875
Net Assets consist of:
Paid in capital		$ 404,856,241
Undistributed net investment income		744,500
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(51,444,684)
Net unrealized appreciation (depreciation) on investments		34,282,818
Net Assets		$ 388,438,875

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($117,928,904 ÷ 7,922,787 shares)	$ 14.88

Maximum offering price per share (100/94.25 of $14.88)	$ 15.79
Class T: Net Asset Value and redemption price per share ($59,528,814 ÷ 3,995,588 shares)	$ 14.90

Maximum offering price per share (100/96.50 of $14.90)	$ 15.44
Class B: Net Asset Value and offering price per share ($12,077,833 ÷ 817,570 shares)A	$ 14.77

Class C: Net Asset Value and offering price per share ($31,203,901 ÷ 2,114,565 shares)A	$ 14.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($167,699,423 ÷ 11,209,333 shares)	$ 14.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 7,344,341
Interest		6,246
Income from Fidelity Central Funds		77,443
Total income		7,428,030

Expenses
Management fee	$ 1,549,756
Transfer agent fees	883,643
Distribution fees	828,869
Accounting and security lending fees	113,325
Custodian fees and expenses	36,549
Independent trustees' compensation	1,491
Registration fees	81,596
Audit	46,505
Legal	937
Miscellaneous	3,526
Total expenses before reductions	3,546,197
Expense reductions	(21,081)	3,525,116
Net investment income (loss)		3,902,914
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,253,186
Foreign currency transactions	(30,623)
Capital gain distributions from Fidelity Central Funds	1,624
Total net realized gain (loss)		36,224,187
Change in net unrealized appreciation (depreciation) on: Investment securities	74,424,576
Assets and liabilities in foreign currencies	1,766
Total change in net unrealized appreciation (depreciation)		74,426,342
Net gain (loss)		110,650,529
Net increase (decrease) in net assets resulting from operations		$ 114,553,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,902,914	$ 4,597,200
Net realized gain (loss)	36,224,187	(79,840,498)
Change in net unrealized appreciation (depreciation)	74,426,342	(44,021,577)
Net increase (decrease) in net assets resulting from operations	114,553,443	(119,264,875)
Distributions to shareholders from net investment income	(3,478,958)	(5,963,213)
Distributions to shareholders from net realized gain	-	(564,328)
Total distributions	(3,478,958)	(6,527,541)
Share transactions - net increase (decrease)	98,330,995	(1,196,796)
Total increase (decrease) in net assets	209,405,480	(126,989,212)

Net Assets
Beginning of period	179,033,395	306,022,607
End of period (including undistributed net investment income of $744,500 and undistributed net investment income of $216,338, respectively)	$ 388,438,875	$ 179,033,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 16.39	$ 18.67	$ 20.34	$ 18.23
Income from Investment Operations
Net investment income (loss) C	.19	.27	.30	.18	.29
Net realized and unrealized gain (loss)	5.46	(6.86)	(1.24)	(.17)	2.85
Total from investment operations	5.65	(6.59)	(.94)	.01	3.14
Distributions from net investment income	(.18)	(.36)	(.26)	(.18)	(.23)
Distributions from net realized gain	-	(.03)	(1.09)	(1.50)	(.80)
Total distributions	(.18)	(.39)	(1.34) G	(1.68)	(1.03)
Net asset value, end of period	$ 14.88	$ 9.41	$ 16.39	$ 18.67	$ 20.34
Total Return A, B	60.38%	(40.19)%	(5.66)%	(.65)%	18.32%
Ratios to Average Net Assets D, F
Expenses before reductions	1.23%	1.27%	1.22%	1.25%	1.29%
Expenses net of fee waivers, if any	1.23%	1.25%	1.22%	1.25%	1.25%
Expenses net of all reductions	1.22%	1.25%	1.21%	1.25%	1.24%
Net investment income (loss)	1.45%	2.73%	1.71%	.81%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,929	$ 62,422	$ 109,442	$ 117,831	$ 85,000
Portfolio turnover rate E	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.341 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.42	$ 16.40	$ 18.64	$ 20.31	$ 18.23
Income from Investment Operations
Net investment income (loss) C	.15	.25	.26	.12	.24
Net realized and unrealized gain (loss)	5.47	(6.87)	(1.24)	(.16)	2.84
Total from investment operations	5.62	(6.62)	(.98)	(.04)	3.08
Distributions from net investment income	(.14)	(.33)	(.17)	(.13)	(.20)
Distributions from net realized gain	-	(.03)	(1.09)	(1.50)	(.80)
Total distributions	(.14)	(.36)	(1.26) G	(1.63)	(1.00)
Net asset value, end of period	$ 14.90	$ 9.42	$ 16.40	$ 18.64	$ 20.31
Total Return A, B	60.02%	(40.33)%	(5.88)%	(.89)%	17.98%
Ratios to Average Net Assets D, F
Expenses before reductions	1.49%	1.54%	1.47%	1.50%	1.55%
Expenses net of fee waivers, if any	1.49%	1.50%	1.47%	1.50%	1.50%
Expenses net of all reductions	1.48%	1.50%	1.47%	1.49%	1.49%
Net investment income (loss)	1.19%	2.48%	1.45%	.57%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,529	$ 40,276	$ 81,938	$ 100,621	$ 91,224
Portfolio turnover rate E	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.258 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 16.26	$ 18.51	$ 20.19	$ 18.16
Income from Investment Operations
Net investment income (loss) C	.09	.20	.17	.01	.15
Net realized and unrealized gain (loss)	5.42	(6.81)	(1.23)	(.16)	2.83
Total from investment operations	5.51	(6.61)	(1.06)	(.15)	2.98
Distributions from net investment income	(.09)	(.27)	(.10)	(.05)	(.15)
Distributions from net realized gain	-	(.03)	(1.09)	(1.48)	(.80)
Total distributions	(.09)	(.30)	(1.19) G	(1.53)	(.95)
Net asset value, end of period	$ 14.77	$ 9.35	$ 16.26	$ 18.51	$ 20.19
Total Return A, B	59.14%	(40.60)%	(6.37)%	(1.45)%	17.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	2.04%	1.96%	2.02%	2.05%
Expenses net of fee waivers, if any	1.98%	2.00%	1.96%	2.00%	2.00%
Expenses net of all reductions	1.97%	2.00%	1.96%	2.00%	1.98%
Net investment income (loss)	.70%	1.98%	.96%	.07%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,078	$ 7,933	$ 16,879	$ 25,114	$ 27,397
Portfolio turnover rate E	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.187 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 16.26	$ 18.51	$ 20.21	$ 18.17
Income from Investment Operations
Net investment income (loss) C	.09	.19	.17	.01	.15
Net realized and unrealized gain (loss)	5.43	(6.81)	(1.23)	(.16)	2.84
Total from investment operations	5.52	(6.62)	(1.06)	(.15)	2.99
Distributions from net investment income	(.10)	(.27)	(.11)	(.05)	(.15)
Distributions from net realized gain	-	(.03)	(1.09)	(1.50)	(.80)
Total distributions	(.10)	(.30)	(1.19) G	(1.55)	(.95)
Net asset value, end of period	$ 14.76	$ 9.34	$ 16.26	$ 18.51	$ 20.21
Total Return A, B	59.28%	(40.64)%	(6.35)%	(1.45)%	17.46%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	2.01%	1.96%	2.01%	2.05%
Expenses net of fee waivers, if any	1.98%	2.00%	1.96%	2.00%	2.00%
Expenses net of all reductions	1.97%	2.00%	1.96%	2.00%	1.98%
Net investment income (loss)	.71%	1.98%	.96%	.06%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,204	$ 13,226	$ 24,984	$ 36,854	$ 36,669
Portfolio turnover rate E	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.191 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 16.47	$ 18.80	$ 20.47	$ 18.33
Income from Investment Operations
Net investment income (loss) B	.23	.30	.34	.24	.35
Net realized and unrealized gain (loss)	5.47	(6.90)	(1.23)	(.17)	2.85
Total from investment operations	5.70	(6.60)	(.89)	.07	3.20
Distributions from net investment income	(.20)	(.38)	(.35)	(.24)	(.26)
Distributions from net realized gain	-	(.03)	(1.09)	(1.50)	(.80)
Total distributions	(.20)	(.41)	(1.44) F	(1.74)	(1.06)
Net asset value, end of period	$ 14.96	$ 9.46	$ 16.47	$ 18.80	$ 20.47
Total Return A	60.75%	(40.03)%	(5.39)%	(.37)%	18.61%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	1.01%	.95%	.98%	.94%
Expenses net of fee waivers, if any	.97%	1.00%	.95%	.98%	.94%
Expenses net of all reductions	.96%	1.00%	.95%	.97%	.92%
Net investment income (loss)	1.71%	2.98%	1.97%	1.09%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 167,699	$ 55,177	$ 72,780	$ 12,259	$ 7,152
Portfolio turnover rate D	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.437 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 54,003,298
Gross unrealized depreciation	(32,805,250)
Net unrealized appreciation (depreciation)	$ 21,198,048

Tax Cost	$ 385,990,279

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 744,500
Capital loss carryforward	$ (36,010,469)
Net unrealized appreciation (depreciation)	$ 21,198,048

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 3,478,958	$ 5,963,213
Long-term Capital Gains	-	564,328
Total	$ 3,478,958	$ 6,527,541

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $260,036,348 and $161,226,245, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 232,404	$ 5,899
Class T	.25%	.25%	268,616	-
Class B	.75%	.25%	106,510	79,945
Class C	.75%	.25%	221,339	37,542
			$ 828,869	$ 123,386

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 47,924
Class T	7,205
Class B*	21,047
Class C*	2,495
$ 78,671

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 296,991.32
Class T	177,154.33
Class B	34,356.32
Class C	70,339.32
Institutional Class	304,803.31
	$ 883,643

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,461 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,026 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $61,917.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $21,070 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 1,234,313	$ 2,373,225
Class T	586,319	1,559,018
Class B	73,937	251,874
Class C	151,383	401,222
Institutional Class	1,433,006	1,377,874
Total	$ 3,478,958	$ 5,963,213
From net realized gain
Class A	$ -	$ 204,885
Class T	-	150,062
Class B	-	31,214
Class C	-	46,271
Institutional Class	-	131,896
Total	$ -	$ 564,328

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	3,838,345	3,043,573	$ 50,713,463	$ 29,321,172
Reinvestment of distributions	94,331	261,214	1,168,282	2,477,765
Shares redeemed	(2,642,928)	(3,348,691)	(33,936,194)	(29,451,189)
Net increase (decrease)	1,289,748	(43,904)	$ 17,945,551	$ 2,347,748
Class T
Shares sold	1,600,698	1,740,100	$ 21,094,229	$ 16,246,028
Reinvestment of distributions	46,490	166,425	571,730	1,591,698
Shares redeemed	(1,927,214)	(2,627,118)	(25,063,300)	(23,368,486)
Net increase (decrease)	(280,026)	(720,593)	$ (3,397,341)	$ (5,530,760)
Class B
Shares sold	214,509	136,838	$ 2,825,349	$ 1,421,735
Reinvestment of distributions	5,594	27,253	67,395	256,567
Shares redeemed	(251,258)	(353,148)	(3,248,064)	(3,397,456)
Net increase (decrease)	(31,155)	(189,057)	$ (355,320)	$ (1,719,154)
Class C
Shares sold	1,050,192	422,080	$ 14,008,372	$ 4,270,150
Reinvestment of distributions	11,301	43,425	138,548	402,486
Shares redeemed	(362,839)	(586,087)	(4,691,785)	(5,492,116)
Net increase (decrease)	698,654	(120,582)	$ 9,455,135	$ (819,480)
Institutional Class
Shares sold	7,306,218	7,788,306	$ 99,355,047	$ 62,314,949
Reinvestment of distributions	57,970	54,679	738,990	559,339
Shares redeemed	(1,990,258)	(6,427,386)	(25,411,067)	(58,349,438)
Net increase (decrease)	5,373,930	1,415,599	$ 74,682,970	$ 4,524,850

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-
present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Real Estate Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

ARE-UANN-0910
1.789707.107

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Real Estate
Fund - Institutional Class

Annual Report

July 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Institutional Class	60.75%	1.51%	10.51%

A From September 12, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Institutional Class on September 12, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See above for additional information regarding the performance of Institutional Class.

Fidelity Advisor Real Estate Fund – Inst CL
S&P 500 Index
31,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
10,000
$ 8,700
2003
2004
2005
2006
2007
2008
2009
2010
$21,989
$14,516

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund: For the year ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares rose 60.38%, 60.02%, 59.14% and 59.28%, respectively (excluding sales charges). In comparison, the Dow Jones U.S. Select Real Estate Securities IndexSM increased 55.21%. Relative to the Dow Jones index, stock selection was very favorable. The strongest relative performer was SL Green Realty, a real estate investment trust (REIT) whose office properties are concentrated in and around New York City. Concern about debt hurt mall owner Macerich, but as investors became more tolerant about risk, the company began doing better. Other positives included retail REITs Developers Diversified Realty and CBL & Associates, as well as Sunstone Hotel Investors, Apartment Investment & Management and Health Care REIT, the last of which was not in the portfolio at period end. On the negative side, industrial REIT ProLogis underperformed as investors continued to be concerned about its excess debt and relatively complex business model. Corporate Office Properties, a relatively defensive office REIT, also lagged, as did the fund's underweighted position in AvalonBay Communities, a high-quality apartment REIT.

Comments from Samuel Wald, Portfolio Manager of Fidelity ®Advisor Real Estate Fund: For the year ending July 31, 2010, the fund's Institutional Class shares rose 60.75%. In comparison, the Dow Jones U.S. Select Real Estate Securities IndexSM increased 55.21%. Relative to the Dow Jones index, stock selection was very favorable. The strongest relative performer was SL Green Realty, a real estate investment trust (REIT) whose office properties are concentrated in and around New York City. Concern about debt hurt mall owner Macerich, but as investors became more tolerant about risk, the company began doing better. Other positives included retail REITs Developers Diversified Realty and CBL & Associates, as well as Sunstone Hotel Investors, Apartment Investment & Management and Health Care REIT, the last of which was not in the portfolio at period end. On the negative side, industrial REIT ProLogis underperformed as investors continued to be concerned about its excess debt and relatively complex business model. Corporate Office Properties, a relatively defensive office REIT, also lagged, as did the fund's underweighted position in AvalonBay Communities, a high-quality apartment REIT.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.21%
Actual		$ 1,000.00	$ 1,232.10	$ 6.70
Hypothetical A		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.48%
Actual		$ 1,000.00	$ 1,231.20	$ 8.19
Hypothetical A		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.97%
Actual		$ 1,000.00	$ 1,228.10	$ 10.88
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 1,228.80	$ 10.89
Hypothetical A		$ 1,000.00	$ 1,015.03	$ 9.84
Institutional Class	.96%
Actual		$ 1,000.00	$ 1,234.90	$ 5.32
Hypothetical A		$ 1,000.00	$ 1,020.03	$ 4.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	10.6	10.7
Public Storage	7.6	4.2
Vornado Realty Trust	5.5	4.6
Ventas, Inc.	5.5	6.4
HCP, Inc.	4.1	3.2
ProLogis Trust	3.9	5.5
SL Green Realty Corp.	3.9	4.4
Digital Realty Trust, Inc.	3.6	3.8
Boston Properties, Inc.	3.4	2.8
Alexandria Real Estate Equities, Inc.	3.3	2.2
	51.4
Top Five REIT Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Malls	15.9	14.6
REITs - Apartments	15.1	13.9
REITs - Office Buildings	14.9	15.6
REITs - Industrial Buildings	12.3	14.3
REITs - Health Care Facilities	12.1	11.4
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 97.4%		Stocks 98.3%
	Convertible Securities 0.2%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 2.4%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	1.4%	** Foreign investments	1.4%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 2.0%
Health Care Facilities - 2.0%
Brookdale Senior Living, Inc. (a)	80,600	$ 1,142,908
Emeritus Corp. (a)(d)	321,488	5,532,808
Sunrise Senior Living, Inc. (a)(d)	318,092	951,095
TOTAL HEALTH CARE FACILITIES		7,626,811
REAL ESTATE INVESTMENT TRUSTS - 91.0%
REITs - Apartments - 15.1%
Apartment Investment & Management Co. Class A	301,853	6,480,784
AvalonBay Communities, Inc.	52,323	5,498,624
Colonial Properties Trust (SBI)	42,500	685,100
Education Realty Trust, Inc.	1,032,611	7,176,646
Equity Residential (SBI)	250,902	11,503,857
Essex Property Trust, Inc.	106,300	11,173,193
Mid-America Apartment Communities, Inc.	221,802	12,527,377
Post Properties, Inc.	140,400	3,577,392
TOTAL REITS - APARTMENTS		58,622,973
REITs - Health Care Facilities - 12.1%
HCP, Inc.	444,933	15,781,774
Healthcare Realty Trust, Inc.	178,669	4,193,361
National Health Investors, Inc.	55,796	2,100,719
Omega Healthcare Investors, Inc.	161,424	3,548,100
Ventas, Inc.	420,000	21,302,400
TOTAL REITS - HEALTH CARE FACILITIES		46,926,354
REITs - Hotels - 6.7%
DiamondRock Hospitality Co.	1,173,363	10,888,809
Host Hotels & Resorts, Inc.	443,825	6,364,451
Sunstone Hotel Investors, Inc. (a)	864,366	8,920,257
TOTAL REITS - HOTELS		26,173,517
REITs - Industrial Buildings - 12.3%
AMB Property Corp. (SBI)	39,800	993,408
DCT Industrial Trust, Inc.	371,300	1,741,397
ProLogis Trust	1,409,451	15,306,638
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Industrial Buildings - continued
Public Storage	300,698	$ 29,504,488
U-Store-It Trust	14,300	115,401
TOTAL REITS - INDUSTRIAL BUILDINGS		47,661,332
REITs - Malls - 15.9%
CBL & Associates Properties, Inc.	686,226	9,655,200
Simon Property Group, Inc.	462,912	41,301,009
The Macerich Co.	257,093	10,656,505
TOTAL REITS - MALLS		61,612,714
REITs - Management/Investment - 3.6%
Digital Realty Trust, Inc. (d)	224,000	14,161,280
REITs - Office Buildings - 14.9%
Alexandria Real Estate Equities, Inc.	183,356	12,935,766
Boston Properties, Inc.	158,000	12,940,200
Brandywine Realty Trust (SBI)	280,900	3,191,024
Corporate Office Properties Trust (SBI)	126,400	4,740,000
Highwoods Properties, Inc. (SBI)	288,656	9,037,819
SL Green Realty Corp.	252,100	15,186,504
TOTAL REITS - OFFICE BUILDINGS		58,031,313
REITs - Shopping Centers - 10.4%
Acadia Realty Trust (SBI)	366,700	6,798,618
Cedar Shopping Centers, Inc.	193,000	1,196,600
Developers Diversified Realty Corp.	334,210	3,793,284
Equity One, Inc.	45,500	775,320
Glimcher Realty Trust	75,700	503,405
Kimco Realty Corp.	258,616	3,897,343
Kite Realty Group Trust	404,046	1,874,773
Vornado Realty Trust	258,707	21,415,765
TOTAL REITS - SHOPPING CENTERS		40,255,108
TOTAL REAL ESTATE INVESTMENT TRUSTS		353,444,591
Common Stocks - continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.4%
Real Estate Operating Companies - 2.1%
Brookfield Properties Corp. (d)	358,630	$ 5,407,622
Forest City Enterprises, Inc. Class A (a)(d)	218,700	2,777,490
TOTAL REAL ESTATE OPERATING COMPANIES		8,185,112
Real Estate Services - 2.3%
CB Richard Ellis Group, Inc. Class A (a)	534,162	9,080,754
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		17,265,866
TOTAL COMMON STOCKS (Cost $343,850,625)		378,337,268
Convertible Preferred Stocks - 0.1%

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
Grubb & Ellis Co., 12.00% (e) (Cost $810,000)	8,100	660,150
Convertible Bonds - 0.1%

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
Grubb & Ellis Co. 7.95% 5/1/15 (e) (Cost $340,000)	340,000	286,025
Money Market Funds - 7.2%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	8,000,074	$ 8,000,074
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	19,904,810	19,904,810
TOTAL MONEY MARKET FUNDS (Cost $27,904,884)		27,904,884
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $372,905,509)		407,188,327
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(18,749,452)
NET ASSETS - 100%		$ 388,438,875
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $946,175 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,526
Fidelity Securities Lending Cash Central Fund	61,917
Total	$ 77,443
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 378,337,268	$ 378,337,268	$ -	$ -
Convertible Preferred Stocks	660,150	-	660,150	-
Convertible Bonds	286,025	-	286,025	-
Money Market Funds	27,904,884	27,904,884	-	-
Total Investments in Securities:	$ 407,188,327	$ 406,242,152	$ 946,175	$ -
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $36,010,469 of which $15,429,654 and $20,580,815 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $19,590,468) - See accompanying schedule: Unaffiliated issuers (cost $345,000,625)	$ 379,283,443
Fidelity Central Funds (cost $27,904,884)	27,904,884
Total Investments (cost $372,905,509)		$ 407,188,327
Receivable for investments sold		4,539,676
Receivable for fund shares sold		578,908
Dividends receivable		172,691
Interest receivable		6,239
Distributions receivable from Fidelity Central Funds		6,041
Other receivables		4,440
Total assets		412,496,322

Liabilities
Payable for investments purchased	$ 3,393,791
Payable for fund shares redeemed	366,344
Accrued management fee	168,958
Distribution fees payable	80,510
Other affiliated payables	98,041
Other payables and accrued expenses	44,993
Collateral on securities loaned, at value	19,904,810
Total liabilities		24,057,447

Net Assets		$ 388,438,875
Net Assets consist of:
Paid in capital		$ 404,856,241
Undistributed net investment income		744,500
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(51,444,684)
Net unrealized appreciation (depreciation) on investments		34,282,818
Net Assets		$ 388,438,875

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($117,928,904 ÷ 7,922,787 shares)	$ 14.88

Maximum offering price per share (100/94.25 of $14.88)	$ 15.79
Class T: Net Asset Value and redemption price per share ($59,528,814 ÷ 3,995,588 shares)	$ 14.90

Maximum offering price per share (100/96.50 of $14.90)	$ 15.44
Class B: Net Asset Value and offering price per share ($12,077,833 ÷ 817,570 shares)A	$ 14.77

Class C: Net Asset Value and offering price per share ($31,203,901 ÷ 2,114,565 shares)A	$ 14.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($167,699,423 ÷ 11,209,333 shares)	$ 14.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 7,344,341
Interest		6,246
Income from Fidelity Central Funds		77,443
Total income		7,428,030

Expenses
Management fee	$ 1,549,756
Transfer agent fees	883,643
Distribution fees	828,869
Accounting and security lending fees	113,325
Custodian fees and expenses	36,549
Independent trustees' compensation	1,491
Registration fees	81,596
Audit	46,505
Legal	937
Miscellaneous	3,526
Total expenses before reductions	3,546,197
Expense reductions	(21,081)	3,525,116
Net investment income (loss)		3,902,914
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,253,186
Foreign currency transactions	(30,623)
Capital gain distributions from Fidelity Central Funds	1,624
Total net realized gain (loss)		36,224,187
Change in net unrealized appreciation (depreciation) on: Investment securities	74,424,576
Assets and liabilities in foreign currencies	1,766
Total change in net unrealized appreciation (depreciation)		74,426,342
Net gain (loss)		110,650,529
Net increase (decrease) in net assets resulting from operations		$ 114,553,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,902,914	$ 4,597,200
Net realized gain (loss)	36,224,187	(79,840,498)
Change in net unrealized appreciation (depreciation)	74,426,342	(44,021,577)
Net increase (decrease) in net assets resulting from operations	114,553,443	(119,264,875)
Distributions to shareholders from net investment income	(3,478,958)	(5,963,213)
Distributions to shareholders from net realized gain	-	(564,328)
Total distributions	(3,478,958)	(6,527,541)
Share transactions - net increase (decrease)	98,330,995	(1,196,796)
Total increase (decrease) in net assets	209,405,480	(126,989,212)

Net Assets
Beginning of period	179,033,395	306,022,607
End of period (including undistributed net investment income of $744,500 and undistributed net investment income of $216,338, respectively)	$ 388,438,875	$ 179,033,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 16.39	$ 18.67	$ 20.34	$ 18.23
Income from Investment Operations
Net investment income (loss) C	.19	.27	.30	.18	.29
Net realized and unrealized gain (loss)	5.46	(6.86)	(1.24)	(.17)	2.85
Total from investment operations	5.65	(6.59)	(.94)	.01	3.14
Distributions from net investment income	(.18)	(.36)	(.26)	(.18)	(.23)
Distributions from net realized gain	-	(.03)	(1.09)	(1.50)	(.80)
Total distributions	(.18)	(.39)	(1.34) G	(1.68)	(1.03)
Net asset value, end of period	$ 14.88	$ 9.41	$ 16.39	$ 18.67	$ 20.34
Total Return A, B	60.38%	(40.19)%	(5.66)%	(.65)%	18.32%
Ratios to Average Net Assets D, F
Expenses before reductions	1.23%	1.27%	1.22%	1.25%	1.29%
Expenses net of fee waivers, if any	1.23%	1.25%	1.22%	1.25%	1.25%
Expenses net of all reductions	1.22%	1.25%	1.21%	1.25%	1.24%
Net investment income (loss)	1.45%	2.73%	1.71%	.81%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,929	$ 62,422	$ 109,442	$ 117,831	$ 85,000
Portfolio turnover rate E	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.341 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.42	$ 16.40	$ 18.64	$ 20.31	$ 18.23
Income from Investment Operations
Net investment income (loss) C	.15	.25	.26	.12	.24
Net realized and unrealized gain (loss)	5.47	(6.87)	(1.24)	(.16)	2.84
Total from investment operations	5.62	(6.62)	(.98)	(.04)	3.08
Distributions from net investment income	(.14)	(.33)	(.17)	(.13)	(.20)
Distributions from net realized gain	-	(.03)	(1.09)	(1.50)	(.80)
Total distributions	(.14)	(.36)	(1.26) G	(1.63)	(1.00)
Net asset value, end of period	$ 14.90	$ 9.42	$ 16.40	$ 18.64	$ 20.31
Total Return A, B	60.02%	(40.33)%	(5.88)%	(.89)%	17.98%
Ratios to Average Net Assets D, F
Expenses before reductions	1.49%	1.54%	1.47%	1.50%	1.55%
Expenses net of fee waivers, if any	1.49%	1.50%	1.47%	1.50%	1.50%
Expenses net of all reductions	1.48%	1.50%	1.47%	1.49%	1.49%
Net investment income (loss)	1.19%	2.48%	1.45%	.57%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,529	$ 40,276	$ 81,938	$ 100,621	$ 91,224
Portfolio turnover rate E	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.258 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 16.26	$ 18.51	$ 20.19	$ 18.16
Income from Investment Operations
Net investment income (loss) C	.09	.20	.17	.01	.15
Net realized and unrealized gain (loss)	5.42	(6.81)	(1.23)	(.16)	2.83
Total from investment operations	5.51	(6.61)	(1.06)	(.15)	2.98
Distributions from net investment income	(.09)	(.27)	(.10)	(.05)	(.15)
Distributions from net realized gain	-	(.03)	(1.09)	(1.48)	(.80)
Total distributions	(.09)	(.30)	(1.19) G	(1.53)	(.95)
Net asset value, end of period	$ 14.77	$ 9.35	$ 16.26	$ 18.51	$ 20.19
Total Return A, B	59.14%	(40.60)%	(6.37)%	(1.45)%	17.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	2.04%	1.96%	2.02%	2.05%
Expenses net of fee waivers, if any	1.98%	2.00%	1.96%	2.00%	2.00%
Expenses net of all reductions	1.97%	2.00%	1.96%	2.00%	1.98%
Net investment income (loss)	.70%	1.98%	.96%	.07%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,078	$ 7,933	$ 16,879	$ 25,114	$ 27,397
Portfolio turnover rate E	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.187 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 16.26	$ 18.51	$ 20.21	$ 18.17
Income from Investment Operations
Net investment income (loss) C	.09	.19	.17	.01	.15
Net realized and unrealized gain (loss)	5.43	(6.81)	(1.23)	(.16)	2.84
Total from investment operations	5.52	(6.62)	(1.06)	(.15)	2.99
Distributions from net investment income	(.10)	(.27)	(.11)	(.05)	(.15)
Distributions from net realized gain	-	(.03)	(1.09)	(1.50)	(.80)
Total distributions	(.10)	(.30)	(1.19) G	(1.55)	(.95)
Net asset value, end of period	$ 14.76	$ 9.34	$ 16.26	$ 18.51	$ 20.21
Total Return A, B	59.28%	(40.64)%	(6.35)%	(1.45)%	17.46%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	2.01%	1.96%	2.01%	2.05%
Expenses net of fee waivers, if any	1.98%	2.00%	1.96%	2.00%	2.00%
Expenses net of all reductions	1.97%	2.00%	1.96%	2.00%	1.98%
Net investment income (loss)	.71%	1.98%	.96%	.06%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,204	$ 13,226	$ 24,984	$ 36,854	$ 36,669
Portfolio turnover rate E	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.191 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 16.47	$ 18.80	$ 20.47	$ 18.33
Income from Investment Operations
Net investment income (loss) B	.23	.30	.34	.24	.35
Net realized and unrealized gain (loss)	5.47	(6.90)	(1.23)	(.17)	2.85
Total from investment operations	5.70	(6.60)	(.89)	.07	3.20
Distributions from net investment income	(.20)	(.38)	(.35)	(.24)	(.26)
Distributions from net realized gain	-	(.03)	(1.09)	(1.50)	(.80)
Total distributions	(.20)	(.41)	(1.44) F	(1.74)	(1.06)
Net asset value, end of period	$ 14.96	$ 9.46	$ 16.47	$ 18.80	$ 20.47
Total Return A	60.75%	(40.03)%	(5.39)%	(.37)%	18.61%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	1.01%	.95%	.98%	.94%
Expenses net of fee waivers, if any	.97%	1.00%	.95%	.98%	.94%
Expenses net of all reductions	.96%	1.00%	.95%	.97%	.92%
Net investment income (loss)	1.71%	2.98%	1.97%	1.09%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 167,699	$ 55,177	$ 72,780	$ 12,259	$ 7,152
Portfolio turnover rate D	60%	98%	86%	84%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.437 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 54,003,298
Gross unrealized depreciation	(32,805,250)
Net unrealized appreciation (depreciation)	$ 21,198,048

Tax Cost	$ 385,990,279

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 744,500
Capital loss carryforward	$ (36,010,469)
Net unrealized appreciation (depreciation)	$ 21,198,048

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 3,478,958	$ 5,963,213
Long-term Capital Gains	-	564,328
Total	$ 3,478,958	$ 6,527,541

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $260,036,348 and $161,226,245, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 232,404	$ 5,899
Class T	.25%	.25%	268,616	-
Class B	.75%	.25%	106,510	79,945
Class C	.75%	.25%	221,339	37,542
			$ 828,869	$ 123,386

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 47,924
Class T	7,205
Class B*	21,047
Class C*	2,495
$ 78,671

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 296,991.32
Class T	177,154.33
Class B	34,356.32
Class C	70,339.32
Institutional Class	304,803.31
	$ 883,643

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,461 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,026 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $61,917.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $21,070 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 1,234,313	$ 2,373,225
Class T	586,319	1,559,018
Class B	73,937	251,874
Class C	151,383	401,222
Institutional Class	1,433,006	1,377,874
Total	$ 3,478,958	$ 5,963,213
From net realized gain
Class A	$ -	$ 204,885
Class T	-	150,062
Class B	-	31,214
Class C	-	46,271
Institutional Class	-	131,896
Total	$ -	$ 564,328

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	3,838,345	3,043,573	$ 50,713,463	$ 29,321,172
Reinvestment of distributions	94,331	261,214	1,168,282	2,477,765
Shares redeemed	(2,642,928)	(3,348,691)	(33,936,194)	(29,451,189)
Net increase (decrease)	1,289,748	(43,904)	$ 17,945,551	$ 2,347,748
Class T
Shares sold	1,600,698	1,740,100	$ 21,094,229	$ 16,246,028
Reinvestment of distributions	46,490	166,425	571,730	1,591,698
Shares redeemed	(1,927,214)	(2,627,118)	(25,063,300)	(23,368,486)
Net increase (decrease)	(280,026)	(720,593)	$ (3,397,341)	$ (5,530,760)
Class B
Shares sold	214,509	136,838	$ 2,825,349	$ 1,421,735
Reinvestment of distributions	5,594	27,253	67,395	256,567
Shares redeemed	(251,258)	(353,148)	(3,248,064)	(3,397,456)
Net increase (decrease)	(31,155)	(189,057)	$ (355,320)	$ (1,719,154)
Class C
Shares sold	1,050,192	422,080	$ 14,008,372	$ 4,270,150
Reinvestment of distributions	11,301	43,425	138,548	402,486
Shares redeemed	(362,839)	(586,087)	(4,691,785)	(5,492,116)
Net increase (decrease)	698,654	(120,582)	$ 9,455,135	$ (819,480)
Institutional Class
Shares sold	7,306,218	7,788,306	$ 99,355,047	$ 62,314,949
Reinvestment of distributions	57,970	54,679	738,990	559,339
Shares redeemed	(1,990,258)	(6,427,386)	(25,411,067)	(58,349,438)
Net increase (decrease)	5,373,930	1,415,599	$ 74,682,970	$ 4,524,850

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-
present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Real Estate Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AREI-UANN-0910
1.789708.107

Item 2. Code of Ethics

As of the end of the period, July 31, 2010, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$33,000	$-	$4,500	$-
Fidelity Advisor Communications Equipment Fund	$34,000	$-	$4,500	$-
Fidelity Advisor Consumer Discretionary Fund	$32,000	$-	$5,600	$-
Fidelity Advisor Electronics Fund	$32,000	$-	$4,500	$-
Fidelity Advisor Energy Fund	$34,000	$-	$6,600	$-
Fidelity Advisor Financial Services Fund	$34,000	$-	$8,100	$-
Fidelity Advisor Health Care Fund	$34,000	$-	$5,700	$-
Fidelity Advisor Industrials Fund	$33,000	$-	$5,600	$-
Fidelity Advisor Real Estate Fund	$35,000	$-	$5,600	$-
Fidelity Advisor Technology Fund	$35,000	$-	$5,600	$-
Fidelity Advisor Utilities Fund	$32,000	$-	$5,600	$-

July 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$37,000	$-	$4,500	$-
Fidelity Advisor Communications Equipment Fund	$37,000	$-	$4,500	$-
Fidelity Advisor Consumer Discretionary Fund	$35,000	$-	$5,600	$-
Fidelity Advisor Electronics Fund	$35,000	$-	$4,500	$-
Fidelity Advisor Energy Fund	$36,000	$-	$6,600	$-
Fidelity Advisor Financial Services Fund	$37,000	$-	$8,000	$-
Fidelity Advisor Health Care Fund	$37,000	$-	$5,600	$-
Fidelity Advisor Industrials Fund	$36,000	$-	$5,600	$-
Fidelity Advisor Real Estate Fund	$38,000	$-	$5,600	$-
Fidelity Advisor Technology Fund	$38,000	$-	$5,600	$-
Fidelity Advisor Utilities Fund	$35,000	$-	$5,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2010A	July 31, 2009A
Audit-Related Fees	$720,000	$815,000
Tax Fees	$-	$2,000
All Other Fees	$450,000	$405,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2010 A	July 31, 2009 A
Deloitte Entities	$1,265,000	$1,395,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 28, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 28, 2010